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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

Item 1 - Reports to Shareholders

2006 Annual Report

Janus Aspen Series

Janus Aspen Balanced Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	23

Additional Information	24

Explanations of Charts, Tables and Financial Statements	27

Designation Requirements	29

Trustees and Officers	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could their opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot

The portfolio combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio
manager

Gibson Smith

co-portfolio
manager

Performance Overview

Despite concerns over the direction of interest rates, the equity market enjoyed substantial gains during the 12-month period ended December 31, 2006. The market made significant strides in the second half of the year in particular, fueled in part by the Federal Reserve Board's (Fed) decision to leave interest rates unchanged in August through December – the first pause in Fed credit tightening in more than two years. This news – along with signs throughout the year of relatively solid, if moderating, U.S. economic growth and healthy corporate profits – heartened investors. Easing energy prices also helped to support investor confidence late in the year.

The bond market, meanwhile, proved volatile during the period. The yield on the benchmark 10-year Treasury bond rose more than 74 basis points in the first half of the year to reach 5.14% by late June, amid concerns over surging energy prices and uncertainty over Fed monetary policy. Yields subsequently declined in the third quarter as the bond market managed to rally alongside equities, responding well to a repricing of inflation expectations and the pause in Fed credit tightening. Yields backed up slightly in the fourth quarter, as bonds had a harder time competing for yield-hungry investors. Nonetheless, the 10-year Treasury bond yield ended December at 4.70%, up roughly 30 basis points from the start of the year, but well below its June peak.

Against this backdrop, Janus Aspen Balanced Portfolio's Institutional Shares and Service Shares gained 10.72% and 10.46%, respectively, for the period to outdistance the Balanced Index, a hypothetical, internally-calculated secondary benchmark, which returned 10.28%. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Portfolio's primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Portfolio's other secondary benchmark, which returned 15.80% and 3.78%, respectively. An effective investment strategy on the fixed-income side of the Portfolio as well as strong stock selection in the majority of the sectors in which we invest worked to our advantage. Additionally, we held overweight positions relative to the S&P 500® Index in areas that performed especially well for us, such as materials, pharmaceuticals and biotechnology, consumer services and financial services. On the downside, our overweight positions in semiconductors and healthcare equipment and services detracted from performance.

Financial and Biopharmaceutical Holdings Contributed to Performance

The Portfolio's largest holding, Merrill Lynch, was the most significant individual contributor to our performance. Strong initial public offering (IPO) and mergers and acquisitions

(M&A) activity boosted Merrill's business, as did the Fed's decision in late summer to hold off on more interest rate hikes. We have long believed that Merrill is positioned to narrow the gap between itself and its peers in terms of returns on equity, mainly because the company is shifting its resources to areas in which it has historically been weaker. It is also taking steps to expand overseas in regions primed for growth, such as Asia. We were pleased to see this investment thesis take flight during the year.

Among our biopharmaceutical holdings, Celgene continued to distinguish itself. Another top performer for the year, Celgene continued to benefit from its innovative cancer treatments, especially its breakthrough drug Revlimid. Revlimid treats blood-borne cancers and was approved by the Food and Drug Administration in late 2005. Another pharmaceutical holding working in our favor, Roche Holding, boasts a lineup of blockbuster drugs to help treat cancer, AIDS, and other major diseases. Over the past year, the stock gained ground as Roche is also the world's top producer of Tamiflu, a well-regarded potential treatment for the bird flu virus.

Turning to the fixed-income portion of the Portfolio, performance benefited from our decision in the latter half of the year to extend the duration of our holdings, increasing their responsiveness to interest rate changes. Additionally, while we remain skeptical of the low level of yields in the market, we were able to use the 10-year Treasury's back-up to 5.14% in June as a buying opportunity – enabling us to capitalize on the subsequent decline in yields.

Health Insurers and Yahoo! Weighed on Performance

While our biopharmaceutical holdings flourished, health insurers were less prosperous during the year. Following strong showings in 2005, Aetna and UnitedHealth Group both

2 Janus Aspen Series December 31, 2006

(unaudited)

dampened the Portfolio's returns over the past year, hampered by profit taking and investor concerns that industry margins could face pressure if medical costs accelerate at a faster rate than pricing. Although we believe that the market may have overreacted, we reduced our stake in Aetna and eliminated our position in UnitedHealth Group.

Our worst performer during the period was global Internet service provider Yahoo!, which experienced a number of setbacks during the period. The news was particularly negative in the second half of the year, when earnings were consistently reported below expectations. More importantly, the company experienced a highly publicized delay in the release of its much-anticipated replacement search algorithm. This algorithm, known as "Project Panama," finally came to market in the fourth quarter. It is expected to help Yahoo! place advertisements more effectively on its site, which in turn would lead more consumers to "click through" ads, generating higher revenues for Yahoo!. Despite its recent challenges, we have maintained our conviction that Yahoo! is on a path to improving both its search and advertising businesses over time.

Looking Ahead

Despite concerns over the inverted yield curve (i.e., long-term Treasury bonds yielding at prices below short-term Treasury yields), and uncertainty over how quickly or dramatically growth might slow in 2007, we continue to believe that the risk of recession remains relatively low, and that the economy is headed for a soft landing marked by low inflation, stable growth and stability in earnings. Nonetheless, uncertainty over the economic outlook and its impact on inflation, Fed policy and bond yields, could keep markets volatile as we head into the coming year.

Regardless of what lies ahead, we remain confident in our strategy of individual security selection. We will continue to take a balanced approach to investing, seeking to uncover what we believe are the best opportunities in both the stock and bond markets.

Thank you for your investment in Janus Aspen Balanced Portfolio.

Janus Aspen Balanced Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Equity Contribution
Merrill Lynch & Company, Inc. Investment banking services - U.S.	2.07%
Exxon Mobil Corp. Petroleum and petrochemical business operator - U.S.	1.50%
Celgene Corp. Biopharmaceutical company - U.S.	1.07%
J P Morgan Chase & Co. Financial products and services provider - U.S.	1.02%
Marriott International, Inc. – Class A Worldwide hotel operator and franchisor - U.S.	0.97%

5 Largest Detractors from Performance – Holdings

Equity Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(1.01)%
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.75)%
Expedia, Inc. Online travel services provider - U.S.	(0.37)%
Texas Instruments, Inc. Global semiconductor company - U.S.	(0.33)%
Advanced Micro Devices Integrated circuits provider - U.S.	(0.22)%

5 Largest Contributors to Performance – Sectors

Group	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Diversified Financials	3.47%	13.28%	9.48%
Pharmaceuticals & Biotechnology	2.66%	12.17%	8.07%
Energy	2.10%	9.92%	9.84%
Materials	1.99%	3.43%	2.99%
Consumer Services	1.88%	5.57%	1.66%

5 Largest Detractors from Performance – Sectors

Group	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Healthcare Equipment & Services	(0.90)%	5.45%	4.57%
Software & Services	(0.50)%	4.64%	5.53%
Semiconductors & Semiconductor Equipment	(0.50)%	5.87%	2.82%
Consumer Durables & Apparel	(0.20)%	0.33%	1.22%
Other*	(0.01)%	0.01%	0.00%

* Industry not classified by Global Industry Classification Standard.

Janus Aspen Series December 31, 2006 3

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.8%
Roche Holding A.G. Medical - Drugs	3.3%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.9%
General Electric Co. Diversified Operations	2.8%
Altria Group, Inc. Tobacco	1.9%
14.7%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 2.0% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

4 Janus Aspen Series December 31, 2006

Performance

(unaudited)

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Balanced Portfolio - Institutional Shares	10.72%		6.72%		10.36%		11.40%
Janus Aspen Balanced Portfolio - Service Shares	10.46%		6.44%		10.19%		11.30%
S&P 500® Index	15.80%		6.19%		8.42%		10.81%
Lehman Brothers Government/Credit Index	3.78%		5.17%		6.26%		5.93%
Balanced Index	10.28%		6.00%		7.80%		8.88%
Lipper Quartile - Institutional Shares	3	rd	2	nd	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Balanced Funds	56/106		25/63		1/25		1/19

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the Portfolio's managers.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,088.50	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,087.00	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

*Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Aspen Series December 31, 2006 5

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 58.3%
Advertising Sales - 0.9%
270,310	Lamar Advertising Co.*	$17,675,571
Aerospace and Defense - 0.3%
61,441	Lockheed Martin Corp.	5,656,873
Agricultural Chemicals - 3.4%
132,320	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	18,985,274
155,010	Syngenta A.G.*	28,839,365
542,154	Syngenta A.G. (ADR)	20,135,600
		67,960,239
Automotive - Cars and Light Trucks - 0.7%
255,873	BMW A.G.**	14,726,504
Beverages - Non-Alcoholic - 1.0%
304,391	PepsiCo, Inc.	19,039,657
Brewery - 0.4%
131,575	Interbrew S.A.**	8,673,824
Casino Hotels - 0.9%
216,027	Harrah's Entertainment, Inc.	17,869,753
Computers - 0.8%
373,735	Hewlett-Packard Co.	15,394,145
Computers - Memory Devices - 1.0%
1,535,723	EMC Corp.*,#	20,271,544
Cosmetics and Toiletries - 1.6%
490,855	Procter & Gamble Co.	31,547,251
Diversified Operations - 3.5%
1,510,610	General Electric Co.	56,209,797
127,503	Honeywell International, Inc.	5,768,236
2,736,000	Melco International Development, Ltd.	6,486,230
		68,464,263
E-Commerce/Services - 0.4%
229,290	IAC/InterActiveCorp*,#	8,520,416
Electronic Components - Semiconductors - 2.9%
38,478	Samsung Electronics Company, Ltd.**	25,362,381
1,122,414	Texas Instruments, Inc.	32,325,523
		57,687,904
Enterprise Software/Services - 1.0%
1,145,225	Oracle Corp.*	19,629,157
Finance - Consumer Loans - 0.5%
185,915	SLM Corp.	9,067,075
Finance - Credit Card - 1.4%
473,838	American Express Co.	28,747,751
Finance - Investment Bankers/Brokers - 7.9%
1,185,449	JP Morgan Chase & Co.	57,257,187
809,690	Merrill Lynch & Company, Inc.	75,382,138
617,000	Mitsubishi UFJ Securities Company, Ltd.**	6,854,115
293,450	UBS A.G. (U.S. Shares)	17,703,839
		157,197,279
Finance - Mortgage Loan Banker - 1.2%
401,830	Fannie Mae	23,864,684
Food - Diversified - 0.7%
37,745	Nestle S.A.	13,412,872
Hotels and Motels - 2.3%
467,513	Marriott International, Inc. - Class A	22,309,720
367,307	Starwood Hotels & Resorts Worldwide, Inc.	22,956,688
		45,266,408

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 0.9%
131,360	Amgen, Inc.*	$8,973,202
144,155	Celgene Corp.*	8,293,237
		17,266,439
Medical - Drugs - 5.0%
185,805	Merck & Company, Inc.	8,101,098
186,915	Pfizer, Inc.	4,841,099
362,016	Roche Holding A.G.	64,916,286
227,972	Sanofi-Aventis**	21,050,282
		98,908,765
Medical - HMO - 0.3%
159,281	Aetna, Inc.	6,877,754
Medical Products - 1.3%
310,565	Johnson & Johnson	20,503,502
75,990	Zimmer Holdings, Inc.*,#	5,956,096
		26,459,598
Oil Companies - Exploration and Production - 1.3%
580,575	EnCana Corp. (U.S. Shares)	26,677,421
Oil Companies - Integrated - 2.9%
371,165	ConocoPhillips	26,705,321
195,963	Exxon Mobil Corp.	15,016,645
209,237	Suncor Energy, Inc.	16,469,463
		58,191,429
Optical Supplies - 0.2%
32,290	Alcon, Inc. (U.S. Shares)	3,609,053
Pharmacy Services - 0.9%
309,797	Caremark Rx, Inc.	17,692,507
Real Estate Operating/Development - 0.7%
6,756,200	Guangzhou R&F Properties Company, Ltd.#	14,592,412
Retail - Regional Department Stores - 1.4%
747,254	Federated Department Stores, Inc.	28,492,795
Soap and Cleaning Preparations - 1.8%
775,777	Reckitt Benckiser PLC**	35,452,461
Telecommunication Equipment - Fiber Optics - 0.6%
616,506	Corning, Inc.*	11,534,827
Therapeutics - 1.0%
306,596	Gilead Sciences, Inc.*	19,907,278
Tobacco - 1.9%
440,890	Altria Group, Inc.	37,837,180
Transportation - Railroad - 2.5%
689,616	Canadian National Railway Co. (U.S. Shares)	29,674,176
222,447	Union Pacific Corp.	20,469,573
		50,143,749
Transportation - Services - 0.5%
88,914	FedEx Corp.	9,657,839
Web Portals/Internet Service Providers - 1.7%
12,220	Google, Inc. - Class A*	5,627,066
1,090,930	Yahoo!, Inc.*	27,862,352
		33,489,418
Wireless Equipment - 0.6%
317,675	QUALCOMM, Inc.	12,004,938
Total Common Stock (cost $863,190,612)		1,159,469,033

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 9.7%
Automotive - Cars and Light Trucks - 0.1%
$2,070,000	General Motors Nova Financial Corp. 6.85%, company guaranteed notes due 10/15/08	$2,059,650
Cable Television - 0.9%
	Comcast Corp.:
3,155,000	5.80031%, company guaranteed notes due 7/14/09‡	3,162,020
3,755,000	6.50%, company guaranteed notes due 1/15/17	3,918,425
6,410,000	6.45%, company guaranteed notes due 3/15/37	6,413,461
	CSC Holdings, Inc.:
12,386	7.11%, bank loan, due 3/29/13‡	12,389
1,415,589	7.12%, bank loan, due 3/29/13‡	1,415,886
270,731	7.12063%, bank loan, due 3/29/13‡	270,788
1,132,471	7.12163%, bank loan, due 3/29/13‡	1,132,709
2,098,610	7.12563%, bank loan, due 3/29/13‡	2,099,051
		18,424,729
Cellular Telecommunications - 0.2%
3,715,000	Nextel Communications, Inc., 5.95% company guaranteed notes, due 3/15/14	3,617,726
Commercial Banks - 0.2%
4,265,000	US Bank, 5.70% subordinated notes, due 12/15/08	4,303,517
Containers - Metal and Glass - 0.7%
7,480,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	7,648,300
6,585,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	6,626,156
		14,274,456
Diversified Financial Services - 0.2%
2,835,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	3,246,863
Electric - Integrated - 0.8%
2,020,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	2,083,125
6,655,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	6,488,845
	Pacific Gas and Electric Co.:
495,000	3.60%, unsecured notes, due 3/1/09	478,132
1,740,000	4.20%, unsecured notes, due 3/1/11	1,665,965
	TXU Corp.:
4,100,000	5.55%, senior notes, due 11/15/14	3,892,298
1,440,000	6.50%, senior notes, due 11/15/24	1,356,611
		15,964,976
Finance - Auto Loans - 0.9%
	Ford Motor Credit Co.:
3,460,000	9.95688%, notes, due 4/15/12‡	3,666,700
5,700,000	8.00%, senior unsecured notes due 12/15/16	5,632,455
	General Motors Acceptance Corp.:
1,855,000	6.15%, bonds, due 4/5/07	1,855,058
2,785,000	4.375%, notes, due 12/10/07	2,746,241
4,860,000	7.25%, notes, due 3/2/11	5,054,079
		18,954,533

Shares or Principal Amount		Value
Finance - Consumer Loans - 0.3%
$5,495,000	Household Finance Corp., 4.75% notes, due 5/15/09	$5,435,555
Finance - Investment Bankers/Brokers - 1.1%
7,814,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	7,629,567
8,015,000	Credit Suisse First Boston USA, Inc., 3.875% notes, due 1/15/09	7,813,151
5,720,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	5,520,160
		20,962,878
Food - Diversified - 0.3%
5,315,000	Kellogg Co., 2.875% senior notes, due 6/1/08	5,130,027
Gas - Distribution - 0.2%
3,825,000	Oneok, Inc., 5.20% notes, due 6/15/15	3,607,981
Independent Power Producer - 0.1%
1,050,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 1/15/17	1,052,625
Medical - HMO - 0.1%
2,055,000	UnitedHealth Group, Inc., 5.20% senior unsecured notes, due 1/17/07	2,054,786
Medical - Hospitals - 0.3%
	HCA, Inc.:
2,370,000	8.1138%, bank loan, due 11/1/13‡	2,395,193
3,215,000	9.25%, secured notes due 11/15/16 (144A)	3,444,069
		5,839,262
Multimedia - 0.4%
	Viacom, Inc.:
3,785,000	6.25%, senior notes, due 4/30/16	3,758,781
3,785,000	6.875%, senior notes, due 4/30/36	3,742,150
		7,500,931
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste Industries, Inc.:
513,223	5.3225%, bank loan, due 1/15/12‡	514,250
241,345	7.12%, bank loan, due 1/15/12‡	241,760
206,867	7.13%, bank loan, due 1/15/12‡	207,223
189,628	7.17%, bank loan, due 1/15/12‡	189,954
517,168	7.17%, bank loan, due 1/15/12‡	518,058
114,890	7.21%, bank loan, due 1/15/12‡	115,087
		1,786,332
Office Supplies and Forms - 0.1%
1,915,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	1,881,488
Oil Companies - Exploration and Production - 0.1%
	Sabine Production Partners L.P.:
1,200,000	7.25%, secured notes, due 11/30/13 (144A)	1,195,500
1,100,000	7.50%, secured notes, due 11/30/16 (144A)	1,093,125
		2,288,625
Oil Companies - Integrated - 0.3%
	ConocoPhillips Co.:
3,740,000	5.625%, company guaranteed notes due 10/15/16	3,757,780
2,245,000	5.95%, company guaranteed notes due 10/15/36	2,276,237
		6,034,017

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Photo Equipment and Supplies - 0.1%
	Eastman Kodak Co.:
$687,941	0%, bank loan, due 10/18/12‡	$689,593
603,458	7.60%, bank loan, due 10/18/12‡	604,906
600,440	7.60%, bank loan, due 10/18/12‡	601,881
		1,896,380
Pipelines - 0.6%
	El Paso Corp.:
930,000	7.625%, senior notes, due 9/1/08	957,900
11,500,000	7.00%, senior notes, due 5/15/11	11,931,250
		12,889,150
Publishing - Periodicals - 0.1%
2,491,000	Idearc, Inc., 7.35% bank loan, due 11/1/14‡	2,503,903
Rental Auto/Equipment - 0.1%
3,031,035	Avis Rent A Car Systems, Inc., 6.63% bank loan, due 4/19/12‡	3,012,849
Retail - Building Products - 0.1%
2,065,000	Home Depot, Inc., 5.875% senior unsecured notes, due 12/16/36	2,026,434
Retail - Major Department Stores - 0.2%
3,530,000	May Department Stores Co., 4.80% notes, due 7/15/09	3,473,679
Retail - Regional Department Stores - 0.1%
	Neiman Marcus Group, Inc.:
182,177	7.60%, bank loan, due 4/6/13‡	183,372
1,525,734	7.60250%, bank loan, due 4/6/13‡	1,535,743
		1,719,115
Telecommunication Services - 0.8%
7,505,000	Embarq Corp., 7.082% senior unsecured notes, due 6/1/16	7,640,241
7,710,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	7,606,832
		15,247,073
Transportation - Railroad - 0.2%
	Canadian National Railway Co.:
1,445,000	4.25%, notes, due 8/1/09	1,412,262
3,050,000	6.25%, bonds, due 8/1/34	3,257,284
		4,669,546
Total Corporate Bonds (cost $190,493,832)		191,859,086
Mortgage Backed Securities - 1.1%
U.S. Government Agencies - 1.1%
12,030,947	Federal Home Loan Bank System, 5.27% due 12/28/12	11,977,843
9,147,497	Freddie Mac, 5.75%, due 12/15/18	9,154,785
Total Mortgage Backed Securities (cost $21,264,294)		21,132,628
U.S. Government Agencies - 1.7%
	Fannie Mae:
10,060,000	5.00%, due 1/15/07	10,059,135
4,705,000	5.25%, due 12/3/07	4,705,259
1,885,000	2.50%, due 6/15/08	1,817,161
3,120,000	5.25%, due 1/15/09	3,133,347
655,000	6.375%, due 6/15/09	675,773
5,122,000	5.375%, due 11/15/11	5,219,825
	Freddie Mac:
4,095,000	5.75%, due 4/15/08	4,125,266
1,665,000	5.75%, due 3/15/09	1,690,634
1,565,000	7.00%, due 3/15/10	1,659,387
Total U.S. Government Agencies (cost $33,470,812)		33,085,787

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - 27.8%
$38,880,000	3.625%, due 4/30/07#	$38,703,835
7,110,000	3.875%, due 7/31/07#	7,062,782
1,410,000	4.00%, due 9/30/07#	1,399,095
4,200,000	3.00%, due 11/15/07#	4,127,978
8,514,183	3.625%, due 1/15/08‡‡	8,604,979
13,380,000	3.375%, due 2/15/08#	13,146,372
9,005,000	3.75%, due 5/15/08#	8,867,115
13,831,000	5.625%, due 5/15/08#	13,957,429
43,555,000	4.875%, due 5/31/08#	43,534,574
15,470,000	4.375%, due 11/15/08#	15,345,513
20,618,000	4.50%, due 2/15/09#	20,493,158
15,480,000	3.125%, due 4/15/09#	14,932,147
1,805,000	4.875%, due 5/15/09#	1,808,949
16,406,000	6.00%, due 8/15/09#	16,901,379
20,420,000	4.00%, due 4/15/10#	19,981,297
9,450,000	3.625%, due 6/15/10#	9,128,114
7,205,000	3.875%, due 7/15/10#	7,014,183
2,480,000	4.125%, due 8/15/10#	2,432,920
4,315,000	5.75%, due 8/15/10#	4,463,833
6,510,000	4.25%, due 10/15/10#	6,409,297
21,805,000	4.50%, due 11/15/10#	21,649,988
6,865,000	4.375%, due 12/15/10#	6,785,895
14,845,000	4.50%, due 2/28/11#	14,735,399
17,100,000	4.875%, due 4/30/11#	17,210,876
8,100,000	4.875%, due 7/31/11#	8,156,951
16,505,000	5.00%, due 8/15/11#	16,735,806
3,745,000	4.625%, due 8/31/11#	3,733,151
5,185,000	4.50%, due 9/30/11#	5,139,429
1,130,000	4.50%, due 11/30/11#	1,119,936
11,095,000	4.25%, due 8/15/14#	10,769,950
19,902,318	1.875%, due 7/15/15#,‡‡	19,072,790
17,228,000	4.25%, due 8/15/15#	16,670,778
12,390,000	4.50%, due 2/15/16#	12,192,528
28,325,000	5.125%, due 5/15/16#	29,175,855
12,616,000	7.25%, due 5/15/16#	14,996,778
3,742,828	2.50%, due 7/15/16‡‡	3,771,191
22,065,000	4.875%, due 8/15/16#	22,328,743
676,000	4.625%, due 11/15/16	671,564
3,855,000	7.875%, due 2/15/21#	5,020,235
10,038,000	7.25%, due 8/15/22#	12,589,067
11,686,000	6.00%, due 2/15/26#	13,253,572
4,269,810	3.375%, due 4/15/32#,‡‡	5,157,799
34,148,000	4.50%, due 2/15/36#	32,472,631
Total U.S. Treasury Notes/Bonds (cost $554,302,930)		551,725,861
Money Markets - 0.5%
1,911,500	Janus Institutional Cash Reserves Fund 5.29%	1,911,500
7,561,500	Janus Money Market Fund, 5.24%	7,561,500
Total Money Markets (cost $9,473,000)		9,473,000
Other Securities - 21.8%
431,991,165	State Street Navigator Securities Lending Prime Portfolio† (cost $431,991,165)	431,991,165
Total Investments (total cost $2,104,186,645) – 120.9%		2,398,736,560
Liabilities, net of Cash, Receivables and Other Assets – (20.9)%		(414,299,387)
Net Assets – 100.0%		$1,984,437,173

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$8,673,824	0.4%
Canada	104,569,547	4.3%
China	14,592,412	0.6%
France	21,050,282	0.9%
Germany	14,726,504	0.6%
Hong Kong	6,486,230	0.3%
Japan	6,854,115	0.3%
South Korea	25,362,381	1.0%
Switzerland	148,617,015	6.2%
United Kingdom	35,452,461	1.5%
United States††	2,012,351,789	83.9%
Total	$2,398,736,560	100.0%

††Includes Short-Term Securities and Other Securities (65.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 3/14/07	1,400,000	$2,741,523	$(150,221)
British Pound 3/15/07	8,500,000	16,644,974	(777,939)
Euro 1/11/07	13,350,000	17,633,501	(612,251)
Japanese Yen 3/14/07	390,000,000	3,310,053	128,191
South Korean Won 3/14/07	4,675,000,000	5,039,888	(108,453)
South Korean Won 3/15/07	2,125,000,000	2,290,924	(64,861)
Total		$47,660,863	$(1,585,534)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 9

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Balanced Portfolio
Assets:
Investments at cost(1)	$2,104,187
Investments at value(1)	$2,398,737
Cash	8,305
Cash denominated in foreign currency (cost $12)	12
Receivables:
Investments sold	8,424
Portfolio shares sold	138
Dividends	1,617
Interest	9,582
Other assets	177
Forward currency contracts	128
Total Assets	2,427,120
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	431,991
Investments purchased	6,530
Portfolio shares repurchased	1,308
Advisory fees	933
Transfer agent fees and expenses	1
Distribution fees - Service Shares	108
Non-interested Trustees' fees and expenses	17
Accrued expenses	81
Forward currency contracts	1,714
Total Liabilities	442,683
Net Assets	$1,984,437
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,694,376
Undistributed net investment income/(loss)*	5,348
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(8,254)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	292,967
Total Net Assets	$1,984,437
Net Assets - Institutional Shares	$1,475,350
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	52,905
Net Asset Value Per Share	$27.89
Net Assets - Service Shares	$509,087
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,657
Net Asset Value Per Share	$28.83

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $423,008,276 of securities loaned for Janus Aspen Balanced Portfolio (Note 1).

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Balanced Portfolio
Investment Income:
Interest	$35,679
Securities lending income	634
Dividends	17,547
Dividends from affiliates	655
Foreign tax withheld	(425)
Total Investment Income	54,090
Expenses:
Advisory fees	11,369
Transfer agent expenses	5
Registration fees	29
Custodian fees	70
Professional fees	20
Non-interested Trustees' fees and expenses	75
Distribution fees - Service Shares	1,288
Other expenses	350
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	13,206
Expense and Fee Offset	(27)
Net Expenses	13,179
Net Investment Income/(Loss)	40,911
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	185,830
Net realized gain/(loss) from foreign currency transactions	(2,738)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(14,566)
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	168,527
Net Increase/(Decrease) in Net Assets Resulting from Operations	$209,438

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$40,911	$47,220
Net realized gain/(loss) from investment and foreign currency transactions	183,092	163,922
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(14,566)	(59,681)
Payment from affiliate (Note 2)	1	28
Net Increase/(Decrease) in Net Assets Resulting from Operations	209,438	151,489
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(32,008)	(38,512)
Service Shares	(9,453)	(11,099)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(41,461)	(49,611)
Capital Share Transactions:
Shares sold
Institutional Shares	31,534	34,712
Service Shares	71,520	80,333
Reinvested dividends and distributions
Institutional Shares	32,008	38,512
Service Shares	9,453	11,099
Shares repurchased(1)
Institutional Shares	(395,655)	(860,239)
Service Shares	(173,852)	(74,540)
Net Increase/(Decrease) from Capital Share Transactions	(424,992)	(770,123)
Net Increase/(Decrease) in Net Assets	(257,015)	(668,245)
Net Assets:
Beginning of period	2,241,452	2,909,697
End of period	$1,984,437	$2,241,452
Undistributed net investment income/(loss)*	$5,348	$5,866

*See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, Janus Aspen Balanced Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $469,428,721 on the date of redemption.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Balanced Portfolio
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$25.74		$24.39		$22.98	$20.59	$22.57
Income from Investment Operations:
Net investment income/(loss)	.61		.61		.60	.47	.55
Net gain/(loss) on securities (both realized and unrealized)	2.12		1.31		1.35	2.40	(2.00)
Total from Investment Operations	2.73		1.92		1.95	2.87	(1.45)
Less Distributions and Other:
Dividends (from net investment income)*	(.58)		(.57)		(.54)	(.48)	(.53)
Distributions (from capital gains)*	–		–		–	–	–
Payment from affiliate	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.58)		(.57)		(.54)	(.48)	(.53)
Net Asset Value, End of Period	$27.89		$25.74		$24.39	$22.98	$20.59
Total Return	10.72	%(2)	7.95	%(2)	8.53%	14.05%	(6.44)%
Net Assets, End of Period (in thousands)	$1,475,350		$1,681,985		$2,395,562	$3,253,664	$3,141,601
Average Net Assets for the Period (in thousands)	$1,554,032		$1,887,185		$3,012,164	$3,183,585	$3,327,140
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.58%		0.57%		0.61%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets(4)	0.57%		0.56%		0.61%	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.04%		2.01%		2.08%	2.12%	2.53%
Portfolio Turnover Rate	52%		52%		64%	69%	94%

Service Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Balanced Portfolio
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$26.61		$25.24		$23.82	$21.32	$23.31
Income from Investment Operations:
Net investment income/(loss)	.49		.45		.44	.39	.45
Net gain/(loss) on securities (both realized and unrealized)	2.27		1.46		1.52	2.52	(2.00)
Total from Investment Operations	2.76		1.91		1.96	2.91	(1.55)
Less Distributions and Other:
Dividends (from net investment income)*	(.54)		(.54)		(.54)	(.41)	(.44)
Distributions (from capital gains)*	–		–		–	–	–
Payment from affiliate	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.54)		(.54)		(.54)	(.41)	(.44)
Net Asset Value, End of Period	$28.83		$26.61		$25.24	$23.82	$21.32
Total Return	10.46	%(2)	7.62	%(2)	8.29%	13.72%	(6.67)%
Net Assets, End of Period (in thousands)	$509,087		$559,467		$514,135	$431,044	$282,367
Average Net Assets for the Period (in thousands)	$515,319		$526,693		$465,719	$349,871	$237,813
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.83%		0.82%		0.86%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets(4)	0.82%		0.82%		0.86%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.79%		1.77%		1.85%	1.86%	2.28%
Portfolio Turnover Rate	52%		52%		64%	69%	94%

*See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 13

Notes to Schedule of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Balanced Funds	Funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates..

  ‡  Rate is subject to change. Rate shown reflects rate as of December 31, 2006.

  ‡‡  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at December 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Balanced Portfolio	$112,119,567

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2006.

14 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Balanced Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of December 31, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2006
Janus Aspen Balanced Portfolio	$423,008,276

As of December 31, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2006
Janus Aspen Balanced Portfolio	$431,991,165

As of December 31, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

16 Janus Aspen Series December 31, 2006

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis. The average monthly borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2006 are noted in the table below.

Portfolio	Average Monthly Borrowings	Rates
Janus Aspen Balanced Portfolio	$14,788,082	5.32	%-7.89%

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.55%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the

18 Janus Aspen Series December 31, 2006

Trust. Total compensation of $3,234 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the fiscal year ended December 31, 2006, Janus Services reimbursed the Portfolio $623 for Service Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2006, Janus Capital reimbursed the Portfolio $25 for Institutional Shares and $9 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $576 for Institutional Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $20,944 for Institutional Shares and $6,289 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Balanced Portfolio Janus Government Money Market Fund	$21,108,266	$21,108,266	$16,303	$–
Janus Institutional Cash Reserves Fund	248,153,266	246,241,766	281,628	1,911,500
Janus Money Market Fund	131,643,001	124,081,501	356,741	7,561,500
	$400,904,533	$391,431,533	$654,672	$9,473,000

3. FEDERAL INCOME TAX

The tax components of capital shown in the table on the next page represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2006, the Portfolio incurred "Post-October" losses during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Balanced Portfolio	$5,348,799	$–	$(7,667,345)	$(534)	$(105,959)	$292,485,739

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the year ended December 31, 2006 Portfolio	December 31, 2011
Janus Aspen Balanced Portfolio	$(7,667,345)

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Balanced Portfolio	$177,442,868

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Balanced Portfolio	$2,106,250,821	$307,910,732	$(15,424,993)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Balanced Portfolio	$41,461,260	$–	$–	$–
For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Balanced Portfolio	$49,611,813	$–	$–	$–

20 Janus Aspen Series December 31, 2006

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,187	1,408
Reinvested dividends and distributions	1,196	1,538
Shares repurchased	(14,834)	(35,799)
Net Increase/(Decrease) in Portfolio Shares	(12,451)	(32,853)
Shares Outstanding, Beginning of Period	65,356	98,209
Shares Outstanding, End of Period	52,905	65,356
Transactions in Portfolio Shares – Service Shares
Shares sold	2,603	3,157
Reinvested dividends and distributions	340	428
Shares repurchased	(6,307)	(2,935)
Net Increase/(Decrease) in Portfolio Shares	(3,364)	650
Shares Outstanding, Beginning of Period	21,021	20,371
Shares Outstanding, End of Period	17,657	21,021

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Balanced Portfolio	$553,369,109	$974,891,115	$511,301,543	$442,789,955

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus

Janus Aspen Series December 31, 2006 21

Notes to Financial Statements (continued)

Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its

24 Janus Aspen Series December 31, 2006

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Janus Aspen Series December 31, 2006 25

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

26 Janus Aspen Series December 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2006 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Balanced Portfolio	28%

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

30 Janus Aspen Series December 31, 2006

Trustees (continued)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2006 31

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Marc Pinto 151 Detroit Street Denver, CO 80206 Age 45	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Analyst (2001-2003) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

32 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-704 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Schedule of Investments	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	26

Additional Information	27

Explanations of Charts, Tables and Financial Statements	30

Designation Requirements	33

Trustees and Officers	34

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot

This bond portfolio continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Ron Speaker

portfolio manager

Performance Overview

For the 12-month period ended December 31, 2006, Janus Aspen Flexible Bond Portfolio's Institutional Shares and Service Shares returned 4.22% and 3.98%, respectively, modestly underperforming the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.33%.

Interest rate volatility contributed to market turbulence through much of the period, as investors tried to assess the strength of the economy, the risks of higher inflation and the likely direction of Federal Reserve (Fed) monetary policy. The Fed continued to tighten credit conditions through the first half of the year, raising the overnight Federal Funds rate by 100 basis points to 5.25% by the end of June, the highest level since January 2001. Meanwhile, concerns over elevated commodity prices and associated inflation pressures kept upward pressure on bond yields. The 10-year Treasury yield, which stood at 4.40% at the end of 2005, increased roughly 74 basis points to peak at around 5.14% in late June.

Market volatility during this period was aggravated by uncertainty over the inflation-fighting acumen of new Fed Chairman Ben Bernanke, who took office in February. Bernanke faced a tough challenge – trying to quell inflation pressures without derailing the economic expansion. While Bernanke initially appeared to follow the play book of predecessor Alan Greenspan, he began to show his independence in the late summer when signs of moderating housing market activity and a retreat in energy prices persuaded Fed policymakers to return to the sidelines. In August, the Federal Reserve Open Market Committee (FOMC) voted to leave the overnight lending rate unchanged, the first pause in credit tightening since June 2004. The Fed continued to hold its fire at the next three FOMC meetings, with the Federal Funds rate remaining unchanged at 5.25% through the end of the year. As investors began to speculate about the possibility of rate cuts in the foreseeable future, bond yields dropped sharply in the third quarter. The 10-year Treasury bond yield declined to below 4.50% in November. Late in the year, however, the bond market gave back some of its third quarter gains as some positive economic data eased recession fears and dampened hopes for a near-term Fed rate cut. As a result, the 10-year Treasury yield ended 2006 at 4.70%, up roughly 30 basis points from the start of the year, and the yield curve remained slightly inverted.

Against this backdrop, the corporate credit market gained support from generally healthy earnings growth, sound credit quality and a strengthening equity market. Spreads continued to narrow, particularly in the high-yield sector, which outperformed other areas of the fixed-income category. While healthy economic growth kept the overall default risk low, bond investors have become increasingly concerned over a rash of shareholder-friendly activities, including stock repurchase initiatives and leveraged buy-outs, that have added to corporate debt levels in recent months.

Strategy in This Environment

Our performance over the past 12 months benefited from our flexible investment approach, which enabled us to respond to changing market dynamics even as we remained committed to careful credit selection and rigorous fundamental research. Through much of the period, we maintained a market-neutral duration relative to our benchmark, which helped to mitigate exposure to rising interest rates. As we saw growing evidence of moderating economic growth, however, we shifted to a more overweight duration, which helped the Portfolio to more fully participate in the third quarter rally.

At the same time, we moved to a more overweight position in corporate bonds, as we pursued better yields and risk/return opportunities. We also traded some Treasury holdings for agency-backed bonds which offered more attractive carry and yield opportunities. Moreover, we also increased our stake in mortgage-backed securities, which now account for an above-market share of Portfolio assets.

Government Bonds and Select Corporate Securities Hindered Performance

In the first half of the year, performance was dampened by pressure on our Treasury and government-backed holdings, which proved vulnerable to rising interest rates. Despite regaining some ground with the bond market rally of the third quarter, these holdings nonetheless hindered our overall performance.

A number of corporate bond holdings detracted from performance during the period. For example, our investment in TEVA Pharmaceuticals was in a longer-dated 30-year security and with some delays in drug approvals,

2 Janus Aspen Series December 31, 2006

(unaudited)

the bond widened in spread. Another detractor from performance was our position in Hospital Corporation of America, known as HCA. HCA is a credit we had followed for years with several on-site company visits. The company started to pursue the more shareholder-friendly action of buying back stock and as a result, we sold our bonds at a small loss. Subsequently, the company continued to favor equity shareholders over bondholders and in July initiated one of the largest leveraged buyouts in history, which further harmed bondholders. We view this type of "going private" transaction as a danger to underperforming companies in a healthy financing environment, and one key risk we focus on in our bond investments.

Select Corporate Bonds Benefited Performance

Aiding our results was solid performance by a number of corporate bonds. One standout was our stake in Liberty Mutual, a property and casualty underwriter which benefited from a much milder hurricane season, and thus lower losses, as compared to last year. The company also has launched a new secure online management system to help workers track their compensation claims. Another casualty underwriter that contributed to performance was Kingsway America, a company that focuses on non-standard auto insurance. Kingsway America benefited from continued solid earnings growth and similar low losses as those experienced by Liberty Mutual.

We also benefited from our decision to take advantage of last winter's sell-off in bonds issued by General Motors Acceptance Corporation (GMAC), the financing arm of struggling automaker General Motors. We were able to invest in these bonds at an advantageous price, allowing us to benefit from GMAC's sale to Cerberus Capital Management, a private equity group, which was completed in November. Investors have hoped that this sale will allow GMAC to raise capital at a more profitable rate. We remain positive on the outlook for GMAC given its tremendous liquidity profile, global footprint and strong presence in the consumer lending market.

Strategy in the Months Ahead

As we look ahead, we caution that the outlook for the economy and Fed monetary policy has reached an inflection point. On one hand, if economic growth remains relatively solid, the Fed will likely maintain a "wait and see" approach. On the other hand, a dramatic slowdown in economic growth could prompt the Fed to cut rates, but also could raise concerns over corporate earnings performance and credit quality. So far, the economic data has been mixed, making it difficult to project the near-term direction of the economy and the likely Fed response. Policymakers and investors alike will be scrutinizing economic and inflation reports over the coming months as they try to gain more certainty on the outlook.

Nonetheless, we are heartened to find ourselves in a lower interest rate environment backed by relatively healthy corporate earnings growth and credit quality. This is a constructive investment environment, as the demand for credit (bonds) from U.S. and international investors continues to create good liquidity in the corporate bond market. The need for yield and the ability to put large amounts of money to work in the U.S. bond market makes our corporate market the most sought after of all global bond markets. We believe that the Portfolio is well positioned to capitalize on this period with our intensive credit research, and we continue to look to our flexible investment mandate to help us navigate the changing market dynamics.

Thank you for your investment and trust in Janus Aspen Flexible Bond Portfolio.

Janus Aspen Series December 31, 2006 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Janus Aspen Flexible Bond Portfolio At a Glance

Portfolio Profile

December 31, 2006
Weighted Average Maturity	7.1 Years
Average Modified Duration*	4.4 Years
30-Day Current Yield** Institutional Shares Service Shares	5.07% 4.78%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	292

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

December 31, 2006
AAA	64.1%
AA	5.6%
A	4.5%
BBB	12.2%
BB	5.0%
B	3.5%
Other	5.1%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of December 31, 2006	As of December 31, 2006

Emerging markets comprised 0.8% of total net assets.

4 Janus Aspen Series December 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Flexible Bond Portfolio - Institutional Shares	4.22%		5.37%		6.30%		7.09%
Janus Aspen Flexible Bond Portfolio - Service Shares	3.98%		5.11%		6.04%		6.89%
Lehman Brothers Aggregate Bond Index	4.33%		5.06%		6.24%		6.01%
Lipper Quartile - Institutional Shares	2	nd	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	21/58		6/39		4/16		1/11

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

Bond portfolios have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the Portfolio's manager.

There is no assurance that the investment process will consistently lead to successful investing.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info for more information about risk, fund holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio's prospectus allows for investment in non-investment grade securities.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,050.60	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,050.00	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*Expenses are equal to the annualized expense ratio of 0.63% for Institutional Shares and 0.87% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

Janus Aspen Series December 31, 2006 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 27.4%
Agricultural Operations - 0.2%
$537,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	$525,683
Automotive - Cars and Light Trucks - 0.1%
300,000	General Motors Corp., 7.745% bank loan, due 11/29/13‡	300,042
Beverages - Wine and Spirits - 0.1%
410,000	Diageo Capital PLC, 5.875% company guaranteed notes, due 9/30/36	401,069
Building and Construction Products - Miscellaneous - 0.3%
810,000	CRH America, Inc., 6.00% company guaranteed notes, due 9/30/16	817,610
Building Products - Cement and Aggregate - 0.6%
500,000	C5 Capital S.P.V., Ltd. 6.196%, debentures due, 12/29/49 (144A)‡,§	501,089
700,000	C10 Capital S.P.V., Ltd. 6.722%, debentures due, 12/29/49 (144A)‡,§	703,545
	Lafarge S.A.:
315,000	6.50%, notes, due 7/15/16**	328,898
315,000	7.125%, notes, due 7/15/36**	342,235
		1,875,767
Cable Television - 1.9%
	Comcast Corp.:
1,050,000	5.85%, company guaranteed notes due 1/15/10	1,064,652
1,295,000	6.50%, company guaranteed notes due 1/15/17	1,351,360
500,000	6.45%, company guaranteed notes due 3/15/37	500,270
1,270,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	1,243,111
	CSC Holdings, Inc.:
2,810	7.11%, bank loan, due 3/29/13‡	2,811
321,155	7.12%, bank loan, due 3/29/13‡	321,223
61,421	7.12063%, bank loan, due 3/29/13‡	61,434
256,924	7.12163%, bank loan, due 3/29/13‡	256,978
476,112	7.12563%, bank loan, due 3/29/13‡	476,212
		5,278,051
Casino Hotels - 0.3%
815,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	885,294
Cellular Telecommunications - 0.7%
	Nextel Communications, Inc.:
755,000	6.875%, company guaranteed notes due 10/31/13	762,799
440,000	7.375%, company guaranteed notes due 8/1/15	451,187
755,000	Rogers Wireless Communications, Inc. 7.61625%, secured notes, due 12/15/10‡	770,100
		1,984,086

Shares or Principal Amount		Value
Commercial Banks - 0.9%
$1,160,000	ICICI Bank, Ltd., 7.25%, bonds due 10/31/16 (144A)‡	$1,198,978
330,000	PartnerRe Finance,6.44% company guaranteed notes, due 12/1/66‡	331,220
820,000	Shinsei Bank, Ltd., 6.418% bonds, due 1/20/49 (144A)‡	819,054
410,000	Standard Chartered PLC, 6.409% subordinated notes, due 12/29/49 (144A)‡,§	406,747
		2,755,999
Commercial Services - 0.1%
320,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	330,400
Computer Services - 0.2%
435,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	456,750
Computers - Memory Devices - 0.1%
320,000	Seagate Technology HDD Holdings 6.375%, company guaranteed notes due 10/1/11	320,000
Computers - Peripheral Equipment - 0%
996,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)‡,º,ºº,§	0
Consumer Products - Miscellaneous - 0.1%
330,000	Visant Holding Corp.,8.75% senior notes, due 12/1/13	339,900
Containers - Metal and Glass - 0.5%
833,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	851,742
570,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	573,563
		1,425,305
Diversified Financial Services - 1.2%
	General Electric Capital Corp.:
1,965,000	4.875%, notes, due 10/21/10	1,944,328
980,000	4.375%, notes, due 11/21/11	946,111
500,000	Zurich Financial Services USA, 6.45% bonds, due 12/15/65 (144A)‡	509,956
		3,400,395
Diversified Minerals - 0.2%
490,000	Vale Overseas, Ltd., 6.875% company guaranteed notes, due 11/21/36	502,567
Diversified Operations - 0.4%
160,000	3M Co., 5.125% notes, due 11/6/09	160,016
1,025,000	Textron, Inc., 6.375% notes, due 11/15/08	1,044,385
		1,204,401
E-Commerce/Services - 0.1%
245,000	Expedia, Inc., 7.456% bonds, due 8/15/18 (144A)	254,024
Electric - Generation - 0.2%
550,000	Edison Mission Energy, 7.75% senior unsecured notes, due 6/15/16	583,000

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Electric - Integrated - 2.4%
$490,000	Consolidated Edison, Inc., 5.50% debentures, due 9/15/16	$489,301
635,000	MidAmerican Energy Holdings Co. 3.50%, senior notes, due 5/15/08	619,146
1,310,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	1,391,942
690,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	661,381
	Southern California Edison Co.:
1,680,000	7.625%, notes, due 1/15/10	1,781,118
550,000	6.00%, first mortgage notes, due 1/15/34	560,745
	TXU Corp.:
885,000	4.80%, senior notes, due 11/15/09	863,706
405,000	6.50%, senior notes, due 11/15/24	381,547
		6,748,886
Electronic Components - Semiconductors - 0.3%
283,678	Advanced Micro Devices, Inc., 7.62% bank loan, due 12/31/13‡	284,977
190,000	Freescale Semiconductor, Inc., 7.36940% bank loan, due 12/2/13‡	190,933
270,000	Spansion LLC, 8.37531% bank loan, due 11/1/12‡	270,562
		746,472
Finance - Auto Loans - 0.8%
	Ford Motor Credit Co.:
321,000	9.75%, senior unsecured notes due 9/15/10 (144A)	341,483
940,000	9.823%, notes, due 4/15/12‡	996,156
	General Motors Acceptance Corp.:
690,000	6.125%, notes, due 8/28/07	690,135
330,000	6.75%, notes, due 12/1/14	338,954
		2,366,728
Finance - Consumer Loans - 0.2%
605,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	594,448
Finance - Investment Bankers/Brokers - 1.2%
	E*Trade Financial Corp.:
285,000	8.005%, senior notes, due 6/15/11	297,825
820,000	7.375%, senior notes, due 9/15/13	852,801
	Goldman Sachs Group, Inc.:
650,000	5.75%, senior notes, due 10/1/16	660,178
305,000	6.45%, subordinated notes, due 5/1/36	317,326
	Jefferies Group, Inc.:
235,000	5.50%, senior notes, due 3/15/16	228,831
840,000	6.25%, senior unsecured notes due 1/15/36	814,843
375,000	Merrill Lynch & Company, Inc., 6.05% subordinated notes, due 5/16/16	388,140
		3,559,944
Finance - Leasing Companies - 0.4%
1,310,000	Orix Corp., 5.48% unsubordinated notes, due 11/22/11	1,307,474
Financial Guarantee Insurance - 0.3%
830,000	Financial Security Assurance Holdings, Ltd. 6.40%, junior subordinated debentures due 12/15/66 (144A)‡	833,824

Shares or Principal Amount		Value
Food - Confectionary - 0.2%
$490,000	Hershey Co., 5.45% notes, due 9/1/16	$491,419
Food - Retail - 0.1%
385,000	Stater Brothers Holdings, Inc., 8.125% senior notes, due 6/15/12	390,775
Foreign Government - 0.4%
1,190,000	Quebec Province, 6.125% unsecured notes, due 1/22/11	1,229,497
Gas - Distribution - 0.1%
400,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	402,500
Independent Power Producer - 0.4%
	NRG Energy, Inc.:
80,482	7.36375%, bank loan, due 2/1/13‡	80,820
961,875	7.36375%, bank loan, due 2/1/13‡	967,242
		1,048,062
Investment Management and Advisory Services - 1.4%
1,130,000	Ameriprise Financial, Inc., 7.5185% junior subordinated notes, due 6/1/66‡	1,240,932
1,030,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	1,008,802
	Nuveen Investments:
675,000	5.00%, senior notes, due 9/15/10	664,046
1,035,000	5.50%, senior notes, due 9/15/15	1,013,237
		3,927,017
Life and Health Insurance - 0.5%
500,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	501,561
995,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	1,047,159
		1,548,720
Medical - Hospitals - 0.6%
1,610,000	HCA, Inc., 9.25% secured notes, due 11/15/16 (144A)	1,724,713
Multi-Line Insurance - 0.2%
500,000	Metlife, Inc., 6.40% junior subordinated notes, due 12/15/36	502,304
Multimedia - 0.4%
	Time Warner, Inc.:
490,000	5.875%, company guaranteed notes due 11/15/16	488,763
420,000	6.50%, company guaranteed notes due 11/15/36	418,037
320,000	Viacom, Inc.,6.25% senior notes, due 4/30/16	317,783
		1,224,583
Mutual Insurance - 0.3%
810,000	Liberty Mutual Group, 7.50% bonds, due 8/15/36 (144A)§	886,199
Non-Hazardous Waste Disposal - 0.7%
1,075,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	1,077,688
805,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	856,284
		1,933,972
Office Automation and Equipment - 0.5%
1,480,000	Xerox Corp., 6.75% senior unsecured notes, due 2/1/17	1,546,600

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Office Supplies and Forms - 0.1%
$330,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	$324,225
Oil Companies - Exploration and Production - 0.9%
795,000	Kerr-McGee Corp., 6.875% secured notes, due 9/15/11	839,960
327,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	343,759
	Pemex Project Funding Master Trust:
200,000	5.75%, company guaranteed notes due 12/15/15	198,600
195,000	8.625%, company guaranteed notes due 2/1/22‡	241,020
325,000	Ras Laffan LNG III, 5.838% bonds, due 9/30/27 (144A)	312,202
800,000	Sabine Production Partners L.P., 7.50% secured notes, due 11/30/16 (144A)	797,000
		2,732,541
Oil Companies - Integrated - 0.2%
500,000	Marathon Oil Corp., 6.85% notes, due 3/1/08	507,618
Paper and Related Products - 0.2%
	Georgia Pacific Corporation, Inc.:
559,058	7.35313%, bank loan, due 12/20/12‡	561,439
69,882	7.36375%, bank loan, due 12/20/12‡	70,180
62,544	7.36375%, bank loan, due 12/20/12‡	62,811
34,941	7.37563%, bank loan, due 12/20/12‡	35,090
		729,520
Photo Equipment and Supplies - 0.2%
	Eastman Kodak Co.:
168,841	0%, bank loan, due 10/18/12‡	169,246
148,105	7.60%, bank loan, due 10/18/12‡	148,461
147,364	7.60%, bank loan, due 10/18/12‡	147,718
		465,425
Pipelines - 0.8%
1,205,000	El Paso Corp., 7.625% senior notes, due 9/1/08	1,241,150
716	Kern River Funding Corp., 4.893% company guaranteed notes, due 4/30/18	695
305,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	279,843
	ONEOK Partners, L.P.:
490,000	6.15%, company guaranteed notes due 10/1/16	497,183
400,000	6.65%, company guaranteed notes due 10/1/36	409,133
		2,428,004
Property and Casualty Insurance - 0.5%
1,190,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	1,206,733
330,000	Markel Corp., 7.35% senior notes, due 8/15/34	356,134
		1,562,867

Shares or Principal Amount		Value
Publishing - Periodicals - 0.5%
$523,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	$575,954
	Idearc, Inc.:
400,000	7.35%, bank loan, due 11/17/14‡	402,072
320,000	8.00%, senior notes, due 11/15/16 (144A)§	324,800
		1,302,826
Reinsurance - 0.1%
440,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	422,898
Retail - Building Products - 0.2%
	Home Depot, Inc.:
280,000	5.25%, senior unsecured notes due 12/16/13	277,918
410,000	5.875%, senior unsecured notes due 12/16/36	402,342
		680,260
Retail - Drug Store - 0.2%
490,000	CVS Corp., 5.75% senior unsecured notes, due 8/15/11	495,893
Retail - Pet Food and Supplies - 0%
130,000	Petco Animal Supplies, Inc., 8.10% bank loan, due 10/28/13‡	130,732
Retail - Regional Department Stores - 0%
	Neiman Marcus Group, Inc.:
13,266	7.60%, bank loan, due 3/13/13‡	13,353
111,101	7.60250%, bank loan, due 4/6/13‡	111,830
		125,183
Rubber - Tires - 0.1%
220,000	Goodyear Tire & Rubber Co., 8.625% senior notes, due 12/1/11 (144A)	227,150
Satellite Telecommunications - 0.3%
	INTELSAT Bermuda, Ltd.:
330,000	6.50% notes, due 11/1/13	280,500
650,000	11.25%, senior notes, due 6/15/16 (144A)	713,375
		993,875
Savings/Loan/Thrifts - 0.4%
200,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10 (144A)	195,704
725,000	Webster Bank, 5.875% subordinated notes, due 1/15/13	726,330
310,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	327,515
		1,249,549
Schools - 0.4%
	Education Management LLC:
231,118	7.875%, bank loan, due 6/1/13‡	232,562
910,000	10.25%, senior subordinated notes due 6/1/16 (144A)	962,325
		1,194,887
Special Purpose Entity - 1.2%
650,000	JPMorgan Chase Capital XX, 6.55% junior subordinated notes, due 9/29/36	671,195
1,185,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	1,225,797

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

	Shares or Principal Amount		Value
	Special Purpose Entity (continued)
	$1,610,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	$1,679,927
			3,576,919
	Telecommunication Services - 0.1%
	385,000	Embarq Corp., 7.082% senior unsecured notes, due 6/1/16	391,938
	Telephone - Integrated - 0.6%
	1,000,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	965,021
	255,000	Qwest Corp., 7.74125% senior notes, due 6/15/13‡	276,038
	450,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11**	458,068
			1,699,127
	Transportation - Equipment and Leasing - 0.3%
	810,000	GATX Corp., 5.50%, senior notes due 2/15/12	804,750
	Transportation - Railroad - 0.3%
	970,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	978,488
	Transportation - Services - 0.2%
	490,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	491,861
Total Corporate Bonds (cost $79,409,621)			80,171,016
	Foreign Bonds - 0.1%
	Cable Television - 0.1%
EUR	253,980	Telenet Communications N.V., 9.00% senior notes, due 12/15/13** (cost $325,821)	367,953
	Mortgage Backed Securities - 41.8%
	U.S. Government Agencies - 41.8%
		Fannie Mae:
	$1,155,729	7.00%, due 9/1/14	1,189,237
	315,469	6.50%, due 11/1/17	323,099
	774,439	5.00%, due 11/1/18	763,043
	724,217	4.50%, due 5/1/19	699,494
	1,429,749	4.50%, due 5/1/19	1,380,941
	1,709,777	4.50%, due 5/1/19	1,651,410
	307,328	5.50%, due 8/1/19	307,549
	1,543,873	5.00%, due 8/1/19	1,519,423
	169,656	5.50%, due 9/1/19	169,902
	917,635	5.50%, due 9/1/19	918,296
	494,917	4.50%, due 4/1/20	477,494
	141,280	4.50%, due 7/1/20	136,307
	41,807	4.00%, due 9/1/20	39,363
	167,393	5.00%, due 10/1/20	164,564
	71,924	5.50%, due 12/1/20	71,911
	20,576	5.00%, due 6/1/21	20,226
	1,003,487	6.00%, due 10/1/21	1,017,620
	1,849,895	5.50%, due 9/1/24	1,840,044
	1,342,117	5.00%, due 5/1/25	1,306,024
	310,674	7.00%, due 11/1/28	320,848
	362,963	6.50%, due 2/1/31	373,111
	675,812	7.00%, due 2/1/32	697,945
	634,167	6.50%, due 5/1/32	650,196
	305,899	6.50%, due 7/1/32	312,910
	2,315,379	6.00%, due 10/1/32	2,336,508

Shares or Principal Amount		Value
	Fannie Mae: (continued)
$2,623,823	5.50%, due 2/1/33	$2,597,615
526,832	6.50%, due 3/1/33	538,907
1,095,624	5.50%, due 11/1/33	1,084,456
1,390,143	5.00%, due 11/1/33	1,344,726
3,342,061	5.00%, due 3/1/34	3,232,871
590,784	5.00%, due 4/1/34	571,483
1,324,163	5.00%, due 4/1/34	1,280,028
1,319,540	5.00%, due 6/1/34	1,275,559
2,084,824	6.00%, due 7/1/34	2,104,683
566,749	5.00%, due 7/1/34	547,859
764,430	6.50%, due 8/1/34	782,590
157,978	6.50%, due 9/1/34	162,300
2,288,448	5.50%, due 11/1/34	2,263,914
296,125	5.50%, due 11/1/34	292,950
1,396,824	5.50%, due 3/1/35	1,380,870
1,833,587	5.00%, due 5/1/35	1,770,772
1,042,003	4.50%, due 6/1/35	976,749
1,365,820	5.50%, due 7/1/35	1,350,220
541,461	5.00%, due 7/1/35	522,912
225,559	5.00%, due 8/1/35	217,832
70,470	4.50%, due 8/1/35	66,057
1,183,464	6.00%, due 9/1/35	1,193,547
2,821,245	5.50%, due 9/1/35	2,789,021
674,342	5.00%, due 9/1/35	651,241
990,843	4.50%, due 9/1/35	928,792
1,144,175	4.50%, due 9/1/35	1,072,522
1,509,707	6.00%, due 12/1/35	1,520,258
1,529,678	5.50%, due 12/1/35	1,512,207
295,574	4.50%, due 12/1/35	277,064
120,546	7.00%, due 1/1/36	123,735
1,094,250	6.50%, due 1/1/36	1,114,881
909,487	5.50%, due 1/1/36	899,099
1,271,768	5.50%, due 2/1/36	1,257,243
306,359	5.50%, due 2/1/36	302,753
2,036,320	5.00%, due 2/1/36	1,966,560
1,869,948	6.00%, due 3/1/36	1,882,609
1,156,905	5.50%, due 3/1/36	1,143,691
2,167,897	5.50%, due 4/1/36	2,143,136
133,216	7.00%, due 5/1/36	136,741
2,045,778	5.00%, due 5/1/36	1,975,694
172,953	7.00%, due 7/1/36	177,529
284,545	6.50%, due 7/1/36	289,910
654,635	5.50%, due 7/1/36	646,930
1,607,078	6.50%, due 8/1/36	1,637,379
783,062	6.50%, due 8/1/36	797,826
1,302,121	6.00%, due 8/1/36	1,310,938
547,664	6.00%, due 8/1/36	551,372
315,074	6.50%, due 9/1/36	321,014
916,163	6.00%, due 10/1/36	922,366
2,040,149	6.00%, due 11/1/36	2,053,962
1,322,570	5.50%, due 11/1/36	1,307,002
793,552	5.50%, due 12/1/36	784,211
	Federal Home Loan Bank System:
1,548,623	5.27%, due 12/28/12	1,541,788
892,820	5.50%, due 12/1/34	883,888
1,088,292	5.50%, due 12/1/34	1,077,404
755,465	5.00%, due 10/1/35	729,188
924,069	6.00%, due 12/1/36	930,903

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
	Freddie Mac:
$451,946	5.50%, due 1/1/16	$452,964
656,740	5.50%, due 1/1/18	657,867
2,107,518	4.50%, due 2/1/18	2,037,492
1,182,763	5.00%, due 9/1/18	1,164,632
2,420,387	5.75%, due 12/15/18	2,422,316
1,121,709	4.00%, due 4/1/19	1,055,791
747,567	5.00%, due 2/1/20	734,500
281,721	4.00%, due 9/1/20	264,915
161,764	5.00%, due 12/1/20	158,936
383,640	5.00%, due 1/1/21	376,870
95,607	5.50%, due 2/1/21	95,529
533,874	5.50%, due 2/1/21	533,463
49,699	5.00%, due 3/1/21	48,822
20,909	5.50%, due 5/1/21	20,893
116,486	6.00%, due 6/1/21	118,054
592,506	6.00%, due 11/1/33	597,881
714,206	5.50%, due 11/1/33	707,374
1,139,665	6.00%, due 2/1/34	1,150,427
491,025	5.00%, due 5/1/34	474,286
714,435	5.00%, due 5/1/34	690,478
245,490	3.928%, due 5/1/34	239,363
267,831	6.50%, due 7/1/34	273,919
124,382	6.50%, due 7/1/34	127,198
143,659	6.50%, due 6/1/35	146,462
2,114,555	5.50%, due 6/1/35	2,093,400
2,291,257	5.00%, due 7/1/35	2,211,560
230,579	6.00%, due 8/1/35	232,336
1,208,315	5.50%, due 9/1/35	1,195,212
321,572	5.50%, due 9/1/35	318,085
2,034,916	5.00%, due 9/1/35	1,964,136
1,336,778	5.50%, due 10/1/35	1,322,725
613,289	5.50%, due 4/1/36	606,453
946,269	5.00%, due 4/1/36	913,355
11,681	6.50%, due 6/1/36	11,897
168,512	5.00%, due 6/1/36	162,579
1,036,617	5.00%, due 6/1/36	1,000,561
474,761	5.50%, due 7/1/36	469,469
539,532	6.50%, due 8/1/36	549,536
1,637,417	5.00%, due 10/1/36	1,579,767
	Ginnie Mae:
540,161	6.00%, due 2/15/33	548,219
1,600,598	6.00%, due 10/20/34	1,619,873
579,360	6.50%, due 2/20/35	592,273
515,304	5.50%, due 3/15/35	512,950
1,732,403	5.50%, due 3/20/35	1,720,160
1,245,649	5.50%, due 5/20/35	1,236,846
2,261,444	5.00%, due 10/15/35	2,199,583
290,726	5.00%, due 12/15/35	282,774
1,334,021	5.50%, due 3/15/36	1,327,608
104,043	6.50%, due 6/15/36	106,750
288,686	5.50%, due 6/15/36	287,298
402,044	6.00%, due 7/15/36	407,650
Total Mortgage Backed Securities (cost $123,136,254)		121,930,709

Shares or Principal Amount		Value
Preferred Stock - 0.7%
Finance - Other Services - 0.2%
11,098	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	$583,755
REIT - Diversified - 0.3%
31,150	iStar Financial, Inc., 7.875%	806,981
Savings/Loan/Thrifts - 0.2%
26,020	Chevy Chase Bank FSB, 8.00%	681,984
Total Preferred Stock (cost $2,094,197)		2,072,720
U.S. Government Agencies - 16.6%
	Fannie Mae:
$13,410,000	5.50%, due 3/15/11	13,693,770
7,895,000	5.25%, due 8/1/12	7,933,385
2,775,000	5.25%, due 9/15/16	2,825,166
1,795,000	6.625%, due 11/15/30	2,141,970
5,545,000	Federal Home Loan Bank System 5.625%, due 6/13/16	5,706,820
	Freddie Mac:
2,489,000	4.875%, due 2/17/09	2,482,354
11,480,000	5.25%, due 5/21/09	11,548,099
2,260,000	5.50%, due 9/15/11	2,310,597
Total U.S. Government Agencies (cost $48,189,469)		48,642,161
U.S. Treasury Notes - 9.4%
	U.S. Treasury Notes:
1,395,000	5.125%, due 6/30/08#	1,399,359
1,650,000	4.75%, due 11/15/08#	1,647,873
3,185,000	5.125%, due 6/30/11#	3,238,747
200,000	4.625%, due 10/31/11#	199,273
1,520,000	4.50%, due 11/30/11#	1,506,463
2,066,000	5.125%, due 5/15/16#	2,128,061
715,000	4.625%, due 11/15/16#	710,308
1,890,000	8.875%, due 8/15/17#	2,528,317
2,505,000	8.875%, due 2/15/19#	3,425,197
2,565,000	7.25%, due 8/15/22#	3,216,872
3,734,000	6.25%, due 8/15/23#	4,297,893
1,144,000	5.25%, due 2/15/29#	1,199,770
1,295,000	6.25%, due 5/15/30#	1,542,669
455,000	4.50%, due 2/15/36#	432,677
Total U.S. Treasury Notes (cost $27,657,228)		27,473,479
Money Markets - 2.8%
1,633,027	Janus Institutional Cash Reserves Fund, 5.29%	1,633,027
6,665,000	Janus Money Market Fund, 5.24%	6,665,000
Total Money Markets (cost $8,298,027)		8,298,027
Other Securities - 7.5%
21,858,370	State Street Navigator Securities Lending Prime Portfolio† (cost $21,858,370)	21,858,370
Total Investments (total cost $310,968,987) – 106.3%		310,814,435
Liabilities, net of Cash, Receivables and Other Assets – (6.3)%		(18,528,275)
Net Assets – 100%		$292,286,160

See Notes to Schedules of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$367,953	0.1%
Bermuda	280,500	0.1%
Canada	2,279,440	0.7%
Cayman Islands	2,498,981	0.8%
France	671,133	0.2%
India	1,198,978	0.4%
Japan	1,307,474	0.4%
Mexico	1,204,634	0.4%
Qatar	312,202	0.1%
Spain	458,068	0.2%
United Kingdom	406,747	0.1%
United States††	299,828,325	96.5%
Total	$310,814,435	100.0%

†† Includes Short-Term Securities and Other Securities (86.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	268,000	$353,991	$(12,291)

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 11

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Flexible Bond Portfolio
Assets:
Investments at cost(1)	$310,969
Investments at value(1)	$310,814
Cash denominated in foreign currency (cost $15)	15
Receivables:
Investments sold	1,480
Portfolio shares sold	426
Dividends	14
Interest	2,931
Other assets	139
Total Assets	315,819
Liabilities:
Payables:
Due to Custodian	1,014
Collateral for securities loaned (Note 1)	21,858
Investments purchased	169
Portfolio shares repurchased	282
Advisory fees	136
Transfer agent fees and expenses	1
Distribution fees - Service Shares	6
Non-interested Trustees' fees and expenses	3
Accrued expenses	52
Forward currency contracts	12
Total Liabilities	23,533
Net Assets	$292,286
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$296,546
Undistributed net investment income/(loss)*	757
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(4,850)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	(167)
Total Net Assets	$292,286
Net Assets - Institutional Shares	$264,656
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	23,538
Net Asset Value Per Share	$11.24
Net Assets - Service Shares	$27,630
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,329
Net Asset Value Per Share	$11.86

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $21,418,685 of securities loaned for Janus Aspen Flexible Bond Portfolio.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Flexible Bond Portfolio
Investment Income:
Interest	$15,267
Securities lending income	68
Dividends	166
Dividends from affiliates	93
Total Investment Income	15,594
Expenses:
Advisory fees	1,624
Transfer agent expenses	4
Registration fees	27
Custodian fees	21
Professional fees	20
Non-interested Trustees' fees and expenses	13
Printing expenses	79
Proxy expense	51
Distribution fees - Service Shares	77
Other expenses	62
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,978
Expense and Fee Offset	(2)
Net Expenses	1,976
Net Investment Income/(Loss)	13,618
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(3,627)
Net realized gain/(loss) from foreign currency transactions	50
Net realized gain/(loss) from futures contracts	(19)
Net realized gain/(loss) from short sales	(2)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,168
Net Gain/(Loss) on Investments	(1,430)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,188

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 13

Statements of Changes in Net Assets

For the fiscal years ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$13,618	$14,768
Net realized gain/(loss) from investment and foreign currency transactions	(3,577)	56
Net realized gain/(loss) from futures contracts	(19)	153
Net realized gain/(loss) from short sales	(2)	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,168	(8,676)
Payment from affiliate (Note 2)	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,188	6,302
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(12,918)	(14,320)
Service Shares	(1,216)	(1,528)
Net realized gain from investment transactions*
Institutional Shares	(554)	(10,411)
Service Shares	(64)	(1,096)
Net Decrease from Dividends and Distributions	(14,752)	(27,355)
Capital Share Transactions:
Shares sold
Institutional Shares	36,889	40,020
Service Shares	5,987	5,204
Reinvested dividends and distributions
Institutional Shares	13,472	24,732
Service Shares	1,280	2,623
Shares repurchased(1)
Institutional Shares	(61,602)	(171,955)
Service Shares	(12,409)	(7,727)
Net Increase/(Decrease) from Capital Share Transactions	(16,383)	(107,103)
Net Increase/(Decrease) in Net Assets	(18,947)	(128,156)
Net Assets:
Beginning of period	311,233	439,389
End of period	$292,286	$311,233
Undistributed net investment income/(loss)*	$757	$1,043

* See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, Janus Aspen Flexible Bond Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $83,965,396 on the date of redemption.

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares
For a share outstanding during each fiscal year ended December 31
	Janus Aspen Flexible Bond Portfolio
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$11.36		$12.14		$12.49		$12.30	$11.66
Income from Investment Operations:
Net investment income/(loss)	.54		.60		.66		.63	.55
Net gain/(loss) on securities (both realized and unrealized)	(.08)		(.36)		(.18)		.15	.65
Total from Investment Operations	.46		.24		.48		.78	1.20
Less Distributions and Other:
Dividends (from net investment income)*	(.56)		(.59)		(.68)		(.59)	(.56)
Distributions (from capital gains)*	(.02)		(.43)		(.15)		–	–
Payment from affiliate	–		–	(1)	–	(1)	–	–
Total Distributions and Other	(.58)		(1.02)		(.83)		(.59)	(.56)
Net Asset Value, End of Period	$11.24		$11.36		$12.14		$12.49	$12.30
Total Return	4.22%		2.00	%(2)	3.97	%(2)	6.39%	10.48%
Net Assets, End of Period (in thousands)	$264,656		$278,324		$404,522		$576,021	$591,189
Average Net Assets for the Period (in thousands)	$264,990		$321,856		$525,932		$623,513	$466,274
Ratio of Gross Expenses to Average Net Assets(3)	0.64%		0.57%		0.59%		0.64%	0.66%
Ratio of Net Expenses to Average Net Assets(3)	0.64%		0.57%		0.59%		0.64%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.63%		4.18%		4.28%		4.51%	5.02%
Portfolio Turnover Rate	163	%(4)	171	%(4)	171%		154%	229%
Service Shares
For a share outstanding during each fiscal year ended December 31
	Janus Aspen Flexible Bond Portfolio
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$11.91		$12.70		$13.11		$12.82	$11.98
Income from Investment Operations:
Net investment income/(loss)	.51		.53		.54		.53	.34
Net gain/(loss) on securities (both realized and unrealized)	(.05)		(.31)		(.07)		.26	.87
Total from Investment Operations	.46		.22		.47		.79	1.21
Less Distributions and Other:
Dividends (from net investment income)*	(.49)		(.58)		(.73)		(.50)	(.37)
Distributions (from capital gains)*	(.02)		(.43)		(.15)		–	–
Payment from affiliate	–		–	(1)	–	(1)	–	–
Total Distributions and Other	(.51)		(1.01)		(.88)		(.50)	(.37)
Net Asset Value, End of Period	$11.86		$11.91		$12.70		$13.11	$12.82
Total Return	3.98%		1.76	%(2)	3.70	%(2)	6.17%	10.16%
Net Assets, End of Period (in thousands)	$27,630		$32,909		$34,867		$31,272	$14,025
Average Net Assets for the Period (in thousands)	$30,780		$33,352		$33,840		$23,523	$7,218
Ratio of Gross Expenses to Average Net Assets(3)	0.89%		0.83%		0.84%		0.89%	0.91%
Ratio of Net Expenses to Average Net Assets(3)	0.89%		0.82%		0.84%		0.89%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.36%		3.94%		4.03%		4.26%	4.61%
Portfolio Turnover Rate	163	%(4)	171	%(4)	171%		154%	229%

* See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(3)  See Note 4 in Notes to Financial Statements.

(4)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio turnover rate would have been 165% in 2006 and 177% in 2005.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 15

Notes to Schedule of Investments

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects rate as of December 31, 2006.

  º  Security is a defaulted security with accrued interest in the amount of $39,840 that was written-off December 10, 2001.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

  ºº Schedule of Fair Valued Securities (as of December 31, 2006)

	Value	Value as a % of Net Assets
Janus Aspen Flexible Bond Portfolio
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities (as of December 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Flexible Bond Portfolio
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	4/25/03 - 5/21/03	$508,640	$501,561	0.2%
C5 Capital S.P.V., Ltd, 6.196% debentures, due 12/29/49 (144A)	12/11/06	500,000	501,089	0.2%
C10 Capital S.P.V., Ltd, 6.722% debentures, due 12/29/49 (144A)	12/11/06	700,000	703,545	0.2%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A) ºº	3/6/00	85,975	–	0.0%
Idearc, Inc., 8.00% senior notes, due 11/15/16 (144A)	11/1/06	320,000	324,800	0.1%
Liberty Mutual Group, 7.50% bonds, due 8/15/36 (144A)	8/10/06 - 9/12/06	813,206	886,199	0.3%
Standard Chartered PLC, 6.409% subordinated notes, due 12/29/49 (144A)	12/1/06	410,000	406,747	0.1%
		$3,337,821	$3,323,941	1.1%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Flexible Bond Portfolio	$1,497,154

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2006.

16 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Flexible Bond Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of December 31, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2006
Janus Aspen Flexible Bond Portfolio	$21,418,685

As of December 31, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2006
Janus Aspen Flexible Bond Portfolio	$21,858,370

As of December 31, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the

18 Janus Aspen Series December 31, 2006

Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Mortgage Dollar Rolls

The Portfolio may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Portfolio sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the fiscal year ended December 31, 2006, the Portfolio recorded interest income of $10,529 related to such mortgage dollar roll transactions.

The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

The average balance of mortgage dollar rolls outstanding during the fiscal year ended December 31, 2006 was $751,747 for the Portfolio. At December 31, 2006, the Portfolio was not invested in mortgage dollar rolls.

Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2006, the Portfolio was not invested in TBA securities.

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis. The average borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2006 are noted in the table below.

Portfolio	Average Borrowings	Rates
Janus Aspen Flexible Bond Portfolio	$4,751,187	4.92%-9.75%

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. As of December 31, 2006, the Portfolio was not invested in short sales.

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains

20 Janus Aspen Series December 31, 2006

and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon rates of 0.55% of the first $300 million of average daily net assets plus 0.45% of average daily nets assets in excess of $300 million.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $489 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $779 for Institutional Shares and $86 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Aspen Series December 31, 2006 21

Notes to Financial Statements (continued)

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Flexible Bond Portfolio
Janus Government Money Market Fund	$2,390,652	$2,390,652	$2,470	$–
Janus Institutional Cash Reserves Fund	40,206,224	38,573,197	42,175	1,633,027
Janus Money Market Fund	36,405,679	29,740,679	48,531	6,665,000
	$79,002,555	$70,704,528	$93,176	$8,298,027

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Flexible Bond Portfolio	$756,534	$–	$(4,575,184)	$–	$498	$(441,707)

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the year ended December 31, 2006

Portfolio	December 31, 2014
Janus Aspen Flexible Bond Portfolio	$(4,575,184)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Flexible Bond Portfolio	$311,256,142	$2,309,919	$(2,751,626)

22 Janus Aspen Series December 31, 2006

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Flexible Bond Portfolio	$14,133,909	$617,929	$–	$–

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Flexible Bond Portfolio	$17,481,278	$9,873,272	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31	Institutional Shares					Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Flexible Bond Portfolio	0.64%	0.57%	0.59%	0.64%	0.66%	0.89%	0.83%	0.84%	0.89%	0.91%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	3,266	3,357
Reinvested dividends and distributions	1,216	2,144
Shares repurchased	(5,450)	(14,317)
Net Increase/(Decrease) in Portfolio Shares	(968)	(8,816)
Shares Outstanding, Beginning of Period	24,506	33,322
Shares Outstanding, End of Period	23,538	24,506
Transactions in Portfolio Shares – Service Shares
Shares sold	504	419
Reinvested dividends and distributions	110	217
Shares repurchased	(1,048)	(618)
Net Increase/(Decrease) in Portfolio Shares	(434)	18
Shares Outstanding, Beginning of Period	2,763	2,745
Shares Outstanding, End of Period	2,329	2,763

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Flexible Bond Portfolio	$169,447,138	$179,533,435	$303,083,150	$301,048,354

Janus Aspen Series December 31, 2006 23

Notes to Financial Statements (continued)

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the

24 Janus Aspen Series December 31, 2006

Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2006 25

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

26 Janus Aspen Series December 31, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient

Janus Aspen Series December 31, 2006 27

Additional Information (unaudited) (continued)

personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

28 Janus Aspen Series December 31, 2006

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2006 29

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

30 Janus Aspen Series December 31, 2006

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire

Janus Aspen Series December 31, 2006 31

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32 Janus Aspen Series December 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Capital Gain Distributions

Portfolio
Janus Aspen Flexible Bond Portfolio	$617,929

Janus Aspen Series December 31, 2006 33

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor): and Trustee of WTTW (Chicago public television station) and the University of Chicago.

34 Janus Aspen Series December 31, 2006

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2006 35

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ronald V. Speaker 151 Detroit Street Denver, CO 80206 Age 42	Executive Vice President and Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/93-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-705 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Foreign Stock Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	20

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Designation Requirements	26

Trustees and Officers	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Foreign Stock Portfolio (unaudited)

Portfolio Snapshot

This portfolio looks for companies anywhere in the world selling at a discount to what we believe is their true value.

Jason Yee

portfolio manager

Performance Overview

Janus Aspen Foreign Stock Portfolio's Service Shares advanced 18.06% over the 12-month period ended December 31, 2006. While this was reasonable performance on an absolute return basis, the Portfolio nevertheless posted disappointing results versus its benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, which returned 26.34%.

While virtually every shareholder letter starts out with a discussion of returns, very few make even casual mention of the risks undertaken to achieve these returns. Part of the reason behind this is simply that risk is not easily measurable. While the academic world would conveniently equate risk to relative volatility, for most investors the Webster dictionary definition of risk as "possibility of loss or injury" is much more relevant and appropriate in my view. I can assure you that risk management of the Portfolio during my tenure has always focused on the latter definition – that is, minimizing this "possibility of (financial) loss or injury" – rather than hoping to tame volatility.

The lack of easy and precise measurements of risk in a portfolio is belied by the exhaustive quantitative approach traditionally found in the investment industry. In-house risk management experts, or a committee armed with fancy software and statistics galore, dissect portfolios by every factor imaginable. While this approach may be viewed as reasonable, especially in highlighting correlations within a diverse portfolio, the real crux of risk management involves more qualitative study and a common sense approach. As Warren Buffett duly noted, "Just as Justice Stewart found it impossible to formulate a test for obscenity but nevertheless asserted, 'I know it when I see it,' so also can investors – in an inexact but useful way – 'see' the risks inherent in certain investments without reference to complex equations or price histories."

The risks in a portfolio that are most easily measurable seem to be overly emphasized as important factors in explaining both risks and returns. Take geographic exposure, for instance. What do Promise, a Japanese consumer credit company, and Esprit Holdings, a Hong Kong-based apparel retailer, have in common, other than being non-U.S.-based companies? Different industries, different geographic exposure, different customers, different functional currencies ... it is not apparent to us that there is a lot in common, nor should those two businesses be particularly correlated to each another. To be fair, geographic exposure can sometimes become relevant for periods of secular growth or decline in a country, but is generally an overly simplistic risk characteristic, especially for fundamental, bottom-up investing and longer investment time horizons.

The same could be said for risk from general economic conditions, in my view. For any particular period, interest rates, inflation, employment, housing starts, consumer sentiment and other economic indicators may go up or down; how this impacts the net asset value of the Portfolio is apparent only in retrospect and not always causal. And these factors change very quickly. Like most in this profession, I am aware of economic conditions in many different parts of the world, but am generally suspicious of these conditions as the arbiter of financial markets and prices. Some current examples include the following: Are steady interest rates a good or bad indicator for the U.S. economy? Is the Federal Reserve in front of or behind the curve in terms of keeping inflation under control? How does this U.S. policy impact the economic conditions of other countries around the world? These questions are best left for the commentators and pundits to forecast, and there is certainly no agreement. Furthermore, I am unsure how these conditions (even if one could predict them) are relevant to a discussion of risk or return in the Portfolio. In my opinion, risk management is probably better done from a micro (business model, competition, etc.) perspective versus a macro (geography, economic conditions, etc.) perspective.

Many other professions outside of the investment industry also think of risk in a similar sense. My studies of mechanical engineering during college introduced me to the concept of a "safety factor." If a bridge is built to withstand a certain load, the design is often required to have a safety factor of three (actually to withstand three times this expected load). The safety factor hopes to encompass a certain margin of error and account for unforeseen and unexpected situations, to manage the risk of catastrophic failure. This concept seems quite obvious in engineering, perhaps because the consequences of failure are so high. But perhaps this concept should also be obvious with regard to investing.

Managing risk is one of the most basic concepts in investing – it defines the very nature of being an investment manager. In

2 Janus Aspen Series December 31, 2006

(unaudited)

times of high returns and frothy equity markets, it is tempting to become less vigilant on the risk equation and more focused on reward. After all, if your neighbor is making unbelievable returns in an investment or asset class, why shouldn't you be making those returns too? For many investors, the prospect of being "left behind" is often too great to bear, and unfortunately this leads to ill-timed investments at ill-advised prices. It is exactly this temptation which I hope to avoid by means of a disciplined investment and risk management process. While sometimes this means I reap less reward in any given short-term period, this discipline is more likely to be rewarded when the environment inevitably becomes less favorable. And over time, I believe this strategy should help the Portfolio achieve its goal of solid overall risk-adjusted returns.

My common sense approach to managing risk in the Portfolio manifests itself in a number of ways. First of all, through diligent fundamental research, I strive to understand the forces shaping the business, industry and competitive landscape of the investment and assess the various different potential outcomes. Secondly, I strive to invest in high quality businesses and management teams to hopefully increase the probability of successful outcomes. And finally, I strive to purchase these businesses at attractive, discounted prices in order to manage downside risk, especially if I should be incorrect in my assessments of the future. I believe these three risk management techniques, while imprecise and imperfect in nature, offer the best chance of achieving an adequate balance of risk and return for the Portfolio over the long term.

What are the risks in my investment in Promise, the largest detractor during the period? I believe the primary risk is not predicated on how the price moves up and down on a daily basis (volatility) but how sustainable and competitively advantaged a company's business model turns out to be (business risk). As equity owners in a business, albeit minority shareholders, it seems logical to equate the long-term risk of ownership to the long-term business risk of its operations, economic model and competitive positioning. The recent unfavorable changes in the Japanese regulatory environment negatively impacts our long term valuation of the business. While these changes may be illogical in my view, the fact of the matter is that the sustainability of the consumer finance business model in Japan has become much more uncertain. So despite reasonable fundamentals and a stock price below liquidation value, I have eliminated the position in the Portfolio to take advantage of prospects I believe have better risk/reward potential.

What are the risks involved with Esprit Holdings, the largest contributor to the Portfolio during the period? The fact that it has returned nearly 62% in the past year is very measurable, but the risk is much less quantifiable, even in retrospect. There are more possibilities (almost infinite) than there are actual outcomes (one), so a favorable outcome does not necessarily imply anything about the investment's risk profile. I would like to believe my investment and risk management process of thorough fundamental research, high quality businesses and patience contributed to this successful outcome. This case in particular highlights the importance of patience. Even when the stock price slumped in late 2005 and early 2006 as the company's reemergence in the U.S. marketplace proved challenging, I stood by the company and even increased the Portfolio's stake. As management resolved the underlying issues and got back on track for high double-digit revenue growth, my conviction was rewarded.

Despite all these complex issues related to risk, risk management and uncertainty in investing, there is reason to be optimistic. By simply recognizing some of the risks and uncertainties associated with investing, I feel I am better prepared to adjust my thinking accordingly to become a better, more successful investor. As famed physicist Richard Feynman so eloquently stated, "The first principle is that you must not fool yourself and you are the easiest person to fool." Or as Feynman put it even more bluntly, "I'm smart enough to know that I'm dumb."

Simply put, recognizing limitations in measuring risk is the first step towards intelligent risk management. By spending a substantial portion of my time examining the risks of specific investments and the Portfolio as a whole, I hope to deliver adequate returns in the Portfolio without incurring excessive risk.

Thank you for your continued investment in Janus Aspen Foreign Stock Portfolio.

Janus Aspen Series December 31, 2006 3

Janus Aspen Foreign Stock Portfolio (unaudited)

Janus Aspen Foreign Stock Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Esprit Holdings, Ltd. High quality life-style products wholesaler - Hong Kong	1.58%
Pfeiffer Vacuum Technology A.G. Pump manufacturer and servicer - Germany	1.53%
Syngenta A.G. Agricultural chemicals company - Switzerland	1.50%
Shaw Communications, Inc. - Class B Broadband cable television, Internet, and satellite television services provider - Canada	1.48%
Diageo PLC Producer, distiller and marketer of alcoholic beverages - United Kingdom	1.16%

5 Lowest Contributors/Detractors to
Performance – Holdings

Contribution
Promise Company, Ltd. Consumer financing company - Japan	(0.55)%
Acom Company, Ltd. Consumer financing company - Japan	(0.48)%
Tenma Corp. Rubber and plastics products producer - Japan	(0.09)%
Rentokil Initial PLC Diversified operations/commercial services provider - United Kingdom	(0.06)%
Total S.A. Industrial Chemicals - France	0.00%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Media	6.20%	20.71%	2.09%
Materials	2.88%	7.14%	8.28%
Food, Beverage & Tobacco	2.48%	7.36%	5.02%
Capital Goods	2.39%	12.58%	7.44%
Consumer Durables & Apparel	1.79%	11.52%	3.28%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Diversified Financials	(1.03)%	1.53%	5.53%
Commercial Services & Supplies	(0.06)%	0.82%	1.05%
Utilities	0.00%	0.00%	5.24%
Transportation	0.00%	0.00%	2.38%
Software & Services	0.00%	0.00%	1.29%

4 Janus Aspen Series December 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

Sony Corp. Audio and Video Products	5.5%
Nipponkoa Insurance Company, Ltd. Property and Casualty Insurance	5.3%
Willis Group Holdings, Ltd. Insurance Brokers	5.1%
Koninklijke (Royal) Philips Electronics N.V. Electronic Components - Miscellaneous	5.0%
Nokia Oyj Wireless Equipment	5.0%
25.9%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 5

Janus Aspen Foreign Stock Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Since Inception*
Janus Aspen Foreign Stock Portfolio - Service Shares	18.06%		11.37%		10.91%
Morgan Stanley Capital International EAFE® Index	26.34%		14.98%		9.69%
Lipper Quartile - Service Shares	4	th	4	th	2	nd
Lipper Ranking - Service Shares based on total returns for Variable Annuity International Funds	209/229		128/164		48/141

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 1, 2001

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,100.70	$7.84
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

*Expenses are equal to the annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

6 Janus Aspen Series December 31, 2006

Janus Aspen Foreign Stock Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 95.6%
Advertising Agencies - 0%
124	Interpublic Group of Companies, Inc.*	$1,518
Advertising Services - 2.0%
28,336	WPP Group PLC	383,099
Agricultural Chemicals - 3.3%
3,325	Syngenta A.G.*	618,611
Audio and Video Products - 5.5%
24,300	Sony Corp.	1,041,386
Beverages - Wine and Spirits - 3.0%
29,156	Diageo PLC	572,296
Brewery - 1.8%
7,021	Heineken N.V.	333,927
Broadcast Services and Programming - 1.8%
12,720	Grupo Televisa S.A. (ADR)	343,567
Cable Television - 3.3%
19,898	Shaw Communications, Inc. - Class B	629,795
Cellular Telecommunications - 2.2%
146,586	Vodafone Group PLC	406,123
Chemicals - Diversified - 1.6%
4,792	Akzo Nobel N.V.	292,308
156	Arkema*	8,017
		300,325
Distribution/Wholesale - 3.1%
52,000	Esprit Holdings, Ltd.	580,615
Diversified Operations - 9.8%
42,000	Hutchison Whampoa, Ltd.	426,841
5,541	Louis Vuitton Moet Hennessy S.A.	584,785
18,886	Smiths Group PLC	366,641
15,900	Tyco International, Ltd. (U.S. Shares)	483,360
		1,861,627
Electronic Components - Miscellaneous - 5.0%
25,360	Koninklijke (Royal) Philips Electronics N.V.	956,419
Electronic Components - Semiconductors - 1.0%
78,058	ARM Holdings PLC	192,191
Food - Diversified - 2.1%
1,097	Nestle S.A.	389,824
Food - Retail - 2.0%
6,056	Metro A.G.	385,240
Hotels and Motels - 1.1%
2,803	Accor S.A.	217,195
Insurance Brokers - 5.1%
24,450	Willis Group Holdings, Ltd.	970,910
Machinery - Pumps - 3.1%
6,941	Pfeiffer Vacuum Technology A.G.	588,136
Medical - Drugs - 4.9%
11,433	GlaxoSmithKline PLC	300,863
9,200	Takeda Pharmaceutical Company, Ltd.	631,603
		932,466
Multimedia - 2.9%
13,856	Vivendi Universal S.A.	541,583
Oil Companies - Integrated - 4.3%
33,354	BP PLC	370,615
6,272	Total S.A.	452,464
		823,079

Shares or Principal Amount		Value
Property and Casualty Insurance - 10.2%
26,400	Millea Holdings, Inc.	$931,726
123,000	Nipponkoa Insurance Company, Ltd.	997,396
		1,929,122
Publishing - Books - 2.6%
29,225	Reed Elsevier N.V.	498,432
Publishing - Newspapers - 1.4%
67,969	Independent News & Media PLC	270,064
Rubber/Plastic Products - 1.4%
15,000	Tenma Corp.	270,367
Semiconductor Equipment - 1.1%
8,108	ASML Holding N.V.*	201,643
Television - 5.0%
92,799	British Sky Broadcasting Group PLC	948,467
Wireless Equipment - 5.0%
46,600	Nokia Oyj	952,238
Total Common Stock (cost $12,284,887)		18,140,265
Preferred Stock - 1.2%
Soap and Cleaning Preparations - 1.2%
1,603	Henkel KGaA (cost $101,008)	236,149
Money Market - 3.4%
645,986	Janus Institutional Cash Reserves Fund 5.29% (cost $645,986)	645,986
Total Investments (total cost $13,031,881) – 100.2%		19,022,400
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(38,190)
Net Assets – 100%		$18,984,210

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$2,034,885	10.7%
Canada	629,795	3.3%
Finland	952,238	5.0%
France	1,804,044	9.5%
Germany	1,209,525	6.4%
Hong Kong	426,841	2.2%
Ireland	270,064	1.4%
Japan	3,872,478	20.4%
Mexico	343,567	1.8%
Netherlands	2,282,729	12.0%
Switzerland	1,008,435	5.3%
United Kingdom	3,540,295	18.6%
United States††	647,504	3.4%
Total	$19,022,400	100.0%

††Includes Short-Term Securities (0% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Foreign Stock Portfolio
Assets:
Investments at cost	$13,032
Investments at value	$19,022
Cash	4
Cash denominated in foreign currency (cost $1)	1
Receivables:
Portfolio shares sold	3
Dividends	20
Interest	5
Other assets	–
Total Assets	19,055
Liabilities:
Payables:
Portfolio shares repurchased	17
Advisory fees	8
Transfer agent fees and expenses	1
Distribution fees - Service Shares	4
Non-interested Trustees' fees and expenses	1
Printing expenses	13
Professional fees	16
System fees	5
Legal fees	5
Accrued expenses	1
Total Liabilities	71
Net Assets	$18,984
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$12,462
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	531
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	5,991
Total Net Assets	$18,984
Net Assets - Service Shares	$18,984
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,133
Net Asset Value Per Share	$16.75

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
8 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Foreign Stock Portfolio
Investment Income:
Interest	$37
Dividends	387
Dividends from affiliates	47
Foreign tax withheld	(21)
Total Investment Income	450
Expenses:
Advisory fees	109
Transfer agent expenses	3
Registration fees	–
Custodian fees	15
Professional fees	23
Non-interested Trustees' fees and expenses	4
Distribution fees - Service Shares	43
Printing expenses	33
Legal fees	12
System fees	36
Other expenses	13
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	291
Expense and Fee Offset	(1)
Net Expenses	290
Less: Excess Expense Reimbursement	(34)
Net Expenses after Expense Reimbursement	256
Net Investment Income/(Loss)	194
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	616
Net realized gain/(loss) from foreign currency transactions	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,102
Net Gain/(Loss) on Investments	2,718
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,912

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 9

Statements of Changes in Net Assets

For the fiscal year ended December 31 (all numbers in thousands)	Janus Aspen Foreign Stock Portfolio
	2006	2005
Operations:
Net investment income/(loss)	$194	$136
Net realized gain/(loss) from investment transactions and foreign currency transactions	616	667
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,102	29
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,912	832
Dividends and Distributions to Shareholders:
Net investment income *
Service Shares	(278)	(131)
Net realized gain from investment transactions*
Service Shares	(490)	–
Net Decrease from Dividends and Distributions	(768)	(131)
Capital Share Transactions:
Shares sold
Service Shares	3,273	5,525
Reinvested dividends and distributions
Service Shares	768	131
Shares repurchased
Service Shares	(2,873)	(7,574)
Net Increase/(Decrease) from Capital Share Transactions	1,168	(1,918)
Net Increase/(Decrease) in Net Assets	3,312	(1,217)
Net Assets:
Beginning of period	15,672	16,889
End of period	$18,984	$15,672
Undistributed net investment income/(loss)*	$–	$1

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Financial Highlights - Service Shares

For a share outstanding during the each fiscal year ended December 31	Janus Aspen Foreign Stock Portfolio
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.85	$14.09	$11.95	$9.00	$10.49
Income from Investment Operations:
Net investment income/(loss)	.25	.11	.04	.06	– (1)
Net gain/(loss) on securities (both realized and unrealized)	2.37	.76	2.14	2.95	(1.41)
Total from Investment Operations	2.62	.87	2.18	3.01	(1.41)
Less Distributions:
Dividends (from net investment income)*	(.25)	(.11)	(.04)	(.04)	–
Distributions (from capital gains)*	(.47)	–	–	–	(.08)
Tax return of capital*	–	–	–	(.02)	–
Total Distributions	(.72)	(.11)	(.04)	(.06)	(.08)
Net Asset Value, End of Period	$16.75	$14.85	$14.09	$11.95	$9.00
Total Return	18.06%	6.24%	18.22%	33.39%	(13.37)%
Net Assets, End of Period (in thousands)	$18,984	$15,672	$16,889	$8,481	$5,969
Average Net Assets for the Period (in thousands)	$17,224	$16,595	$13,297	$6,758	$3,989
Ratio of Gross Expenses to Average Net Assets(2)	1.49%	1.45%	1.46%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets(2)	1.49%	1.44%	1.45%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.13%	0.82%	0.34%	0.40%	(0.09)%
Portfolio Turnover Rate	16%	20%	14%	31%	106%

*  See Note 3 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Notes to Schedule of Investments

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

12 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Foreign Stock Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2006, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts

Janus Aspen Series December 31, 2006 13

Notes to Financial Statements (continued)

may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

14 Janus Aspen Series December 31, 2006

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $32 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Foreign Stock Portfolio
Janus Government Money Market Fund	$318,657	$318,657	$1,518	$–
Janus Institutional Cash Reserves Fund	2,191,659	1,545,673	29,927	645,986
Janus Money Market Fund	976,670	976,670	15,346	–
	$3,486,986	$2,841,000	$46,791	$645,986

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio Undistributed Ordinary Income Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Foreign Stock Portfolio $– $532,781	$–	$–	$433	$5,989,115

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Foreign Stock Portfolio	$13,033,285	$6,054,605	$(65,490)

16 Janus Aspen Series December 31, 2006

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006

	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Foreign Stock Portfolio	$201,653	$566,799	$–	$–

For the fiscal year ended December 31, 2005

	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Foreign Stock Portfolio	$131,408	$–	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31
	Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Foreign Stock Portfolio	1.69%	1.45%	1.46%	1.89%	2.54%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

	Janus Aspen Foreign Stock
For the fiscal year ended December 31	Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Service Shares
Shares sold	209	391
Reinvested dividends and distributions	49	9
Shares repurchased	(181)	(543)
Net Increase/(Decrease) in Portfolio Shares	77	(143)
Shares Outstanding, Beginning of Period	1,056	1,199
Shares Outstanding, End of Period	1,133	1,056

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Foreign Stock Portfolio	$3,391,421	$2,461,750	$–	$–

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated

18 Janus Aspen Series December 31, 2006

that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2006 19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Foreign Stock Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Foreign Stock Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

20 Janus Aspen Series December 31, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each

Janus Aspen Series December 31, 2006 21

Additional Information (continued)

subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the

22 Janus Aspen Series December 31, 2006

investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

24 Janus Aspen Series December 31, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2006 25

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Capital Gain Distributions

Portfolio
Janus Aspen Foreign Stock Portfolio	$566,799

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income
Janus Aspen Foreign Stock Portfolio	$20,871	$386,827

26 Janus Aspen Series December 31, 2006

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Aspen Series December 31, 2006 27

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

28 Janus Aspen Series December 31, 2006

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason P. Yee 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Portfolio Manager Janus Aspen Foreign Stock Portfolio	3/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 03/06 - Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2006 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-716 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Forty Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

Explanations of Charts, Tables and Financial Statements	25

Designation Requirements	27

Trustees and Officers	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium and small-sized companies.

Scott Schoelzel

portfolio manager

Performance Overview

As I begin my tenth year managing the Portfolio, I would like to first and foremost thank each of you for your continued investment and confidence in Janus Aspen Forty Portfolio; it continues to be a genuine honor to manage your investment in the Portfolio.

For the 12-month period ended December 31, 2006, Janus Aspen Forty Portfolio's Institutional Shares and Service Shares returned 9.35% and 9.12%, respectively. For the same one-year period, the Portfolio's primary benchmark, the Russell 1000® Growth Index, returned 9.07% and its secondary benchmark, the S&P 500® Index, returned 15.80%. These returns placed Janus Aspen Forty Portfolio in the top 20% of all VA Lipper Large-Cap Growth Funds for the period. When these returns are added to the returns generated in years past, the since-inception performance record is something we are proud of and is detailed in the chart below:

As of 12/31/06	One Year	Three Years	Five Years	Since Inception (5/97)
Institutional Shares	9.35%	13.42%	8.20%	12.70%
Service Shares	9.12%	13.15%	7.93%	12.35%
Russell 1000® Growth Index	9.07%	6.87%	2.69%	4.90%
Lipper Quartile[1]
Institutional Shares	1st	1st	1st	1st
Since Inception (5/97)	(38 out of 193)	(2 out of 177)	(4 out of 130)	(1 out of 46)
Service Shares	1st	1st	1st	N/A2
Since Inception (5/97)	(44 out of 193)	(4 out of 177)	(7 out of 130)	N/A2

1 Rank based on total returns for the VA Lipper Large-Cap Growth funds category

2 The since-inception Lipper ranking for the Portfolio's Service Shares is not available

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end. Total return includes reinvestment of dividends and capital gains.

Stewardship

Returns only tell part of the story. We continue to be vigilant in our stewardship of the Portfolio. Continuing a long established trend, Janus Aspen Forty Portfolio's turnover rate was 44% for its Institutional Shares and Service Shares versus a peer average of 88%, which contributed to maintaining the Portfolio's low overall operating expenses of 0.70% for its Institutional Shares and 0.95% for its Service Shares when compared to its peer group average of 0.94%.

What Went Right

One of the biggest contributors to the Portfolio's performance during the period was our continued investment in Celgene. In last year's letter we introduced investors to Celgene and its raw potential. This year I would like to focus on Janus' continued management of our position in Celgene because it embodies many aspects of what I believe distinguishes Janus from its competitors.

Celgene was identified a few years ago as a potential investment for Janus Aspen Forty Portfolio. After a thorough analysis, we developed an investment thesis and initiated a "starter" position in the Portfolio. In any investment, particularly one which has the investment community sharply divided, there are times in the journey when our thesis and/or confidence are thoroughly tested. There is always a myriad of sometimes conflicting, and sometimes incomplete data that need to be deciphered, analyzed and responded to over time. As Celgene proceeded to reach a number of operating milestones, most notably the approval of its cancer-fighting drug Revlimid, which treats a number of leukemia-like blood disorders, we opportunistically added to our position. The credit goes to our healthcare team of analysts who correctly interpreted many of the intermittent data points, incorporating them into more accurate forecasts of the prospects for the company and reinforcing our conviction to both hold and, in some instances, add to our investment in the company. The

2 Janus Aspen Series December 31, 2006

(unaudited)

end result, while not always typical, has been an investment that has appreciated close to 78% this past year, while at the same time the broader NASDAQ-Biotech Index has risen 1%.

Similar to our position in Celgene, our multi-year investment in Research in Motion, maker of the wildly popular Blackberry mobile computing device, is one that relied heavily on the prowess of our analysts. Like Celgene, our investment in Research in Motion was somewhat controversial. We studied the opportunity carefully and initiated a "starter" position. Of particular concern, though, was the eventual outcome of a highly visible, albeit somewhat misunderstood, patent lawsuit. In addition to our own research, we enlisted the assistance of a number of patent attorneys, who together with other third party intellectual property experts led us to believe that the likely outcome would be a far reaching financial settlement. As the controversy swirled, we took the opportunity to add to our position and, in the end, our analysis proved correct; the issue was resolved financially and the company continued to thrive in the marketplace.

In both of the examples detailed above we took a "non-consensus" view of an investment opportunity and had confidence and conviction in our analysts' work, which allowed us to opportunistically build meaningful investment positions that culminated in profitable investments for our investors. While results like these are not a guarantee of future performance and are not always typical of holdings in the Portfolio, in short, I believe it's the DNA of Janus' research process that made the difference.

What Went Wrong

In our semiannual letter in June, we discussed our decision to reduce our holdings in a couple of the Portfolio's long-held positions: health insurer UnitedHealth Group and online auctioneer eBay. Both companies had contributed outsized gains to the Portfolio's investors over the years. We began to sell both positions in the first half of 2006 and continued to do so over the past six-month period, and as of this writing, we no longer own either stock. Although both of these investments hurt the Portfolio's performance during this reporting period, they delivered sizeable gains over the duration of our ownership.

The poorest performing stock during the period, health insurer Aetna, surprised the market by reporting that medical costs had increased more than anticipated. Unsettled by this change in the company's fundamentals, we sold our position.

Outlook

As we discussed in our last two investor letters, we have been looking for the headwinds of higher interest rates and higher energy prices to begin to abate; this finally appears to be happening. Historically, such an environment has been favorable to financial assets. I believe valuations in the largest capitalization stocks are just as attractive as they have been over the past 3 to 4 years, and there are some very exciting companies being built at the low end of the large capitalization universe. I believe that our research-centric investment process is sound, and I credit the entire research and portfolio management team for the Portfolio's results.

Thank you for your continued investment and confidence in Janus Aspen Forty Portfolio.

Janus Aspen Series December 31, 2006 3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Las Vegas Sands Corp. Casino hotel - U.S.	3.24%
Celgene Corp. Biopharmaceutical company - U.S.	2.35%
Research In Motion, Ltd. Wireless solutions provider for mobile communications - Canada	1.95%
Potash Corporation of Saskatchewan, Inc. Agricultural chemical producer - Canada	1.59%
Goldman Sachs Group, Inc. Investment banking and securities firm - U.S.	1.51%

5 Largest Detractors from Performance – Holdings

Contribution
Aetna U.S. Healthcare Healthcare and related benefits provider - U.S.	(1.98)%
UnitedHealth Group Inc. Organized health systems company - U.S.	(1.52)%
Advance Auto Parts, Inc. Auto parts and accessories retailer - U.S.	(0.97)%
XM Satellite Radio Holdings, Inc. - Class A Audio entertainment provider - U.S.	(0.93)%
eBay, Inc. Online marketplace - U.S.	(0.85)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Consumer Services	3.96%	9.24%	2.65%
Materials	3.50%	7.15%	2.40%
Diversified Financials	1.97%	4.30%	4.48%
Technology Hardware & Equipment	1.92%	6.28%	10.62%
Energy	1.83%	22.81%	4.03%

5 Largest Detractors from Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Healthcare Equipment & Services	(3.92)%	11.40%	8.19%
Retailing	(1.04)%	4.42%	6.24%
Media	(0.94)%	0.77%	3.23%
Food & Staples Retailing	(0.48)%	0.78%	3.44%
Consumer Durables & Apparel	(0.29)%	1.13%	1.42%

4 Janus Aspen Series December 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

Las Vegas Sands Corp. Casino Hotels	6.6%
ConocoPhillips Oil Companies - Integrated	5.3%
Celgene Corp. Medical - Biomedical And Genetic	5.0%
Wells Fargo & Co. Super-Regional Banks	5.0%
Harrah's Entertainment, Inc. Casino Hotels	4.8%
26.7%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 0.8% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Since Inception*
Janus Aspen Forty Portfolio - Institutional Shares	9.35%		8.20%		12.70%
Janus Aspen Forty Portfolio - Service Shares	9.12%		7.93%		12.35%
Russell 1000® Growth Index	9.07%		2.69%		4.90%
S&P 500® Index	15.80%		6.19%		7.82%
Lipper Quartile - Institutional Shares	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	38/193		4/130		1/46

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

The Portfolio is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date - May 1, 1997

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,103.40	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,102.40	$4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

*Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares and 0.94% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 Janus Aspen Series December 31, 2006

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.3%
Aerospace and Defense - 1.6%
1,650,175	BAE Systems PLC	$13,756,036
Agricultural Chemicals - 9.5%
232,670	Monsanto Co.	12,222,155
241,590	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	34,663,333
201,715	Syngenta A.G.*	37,528,756
		84,414,244
Agricultural Operations - 1.7%
213,290	Bunge, Ltd.#	15,465,658
Audio and Video Products - 0.6%
133,585	Sony Corp. (ADR)	5,721,446
Casino Hotels - 11.4%
510,220	Harrah's Entertainment, Inc.	42,205,398
655,580	Las Vegas Sands Corp.*	58,661,298
		100,866,696
Computers - 6.2%
255,090	Apple Computer, Inc.*	21,641,836
257,305	Research In Motion, Ltd. (U.S. Shares)*	32,878,433
		54,520,269
Cosmetics and Toiletries - 3.7%
510,720	Procter & Gamble Co.	32,823,974
Diversified Minerals - 1.7%
180,275	BHP Billiton, Ltd. (ADR)#	7,165,931
250,630	Companhia Vale do Rio Doce (ADR)	7,453,736
		14,619,667
Entertainment Software - 1.5%
256,565	Electronic Arts, Inc.*	12,920,613
Finance - Investment Bankers/Brokers - 8.1%
84,025	Bear Stearns Companies, Inc.	13,677,590
181,010	Goldman Sachs Group, Inc.	36,084,343
160,970	Lehman Brothers Holdings, Inc.	12,574,976
103,475	Merrill Lynch & Company, Inc.	9,633,523
		71,970,432
Food - Retail - 0.9%
176,360	Whole Foods Market, Inc.	8,276,575
Machinery - Farm - 1.2%
111,880	Deere & Co.	10,636,432
Medical - Biomedical and Genetic - 8.3%
775,740	Celgene Corp.*	44,628,323
360,965	Genentech, Inc.*	29,285,090
		73,913,413
Medical - Drugs - 1.1%
56,054	Roche Holding A.G.	10,051,538
Medical Instruments - 2.9%
262,900	Intuitive Surgical, Inc.*	25,212,110
Multimedia - 1.6%
846,630	Publishing & Broadcasting, Ltd.	14,267,881
Oil Companies - Exploration and Production - 3.8%
309,930	Apache Corp.	20,613,444
209,470	EOG Resources, Inc.	13,081,402
		33,694,846
Oil Companies - Integrated - 10.5%
652,430	ConocoPhillips	46,942,338
393,285	Hess Corp.#	19,495,137
539,770	Occidental Petroleum Corp.	26,356,969
		92,794,444

Shares or Principal Amount		Value
Oil Refining and Marketing - 1.4%
242,705	Valero Energy Corp.	$12,416,788
Optical Supplies - 2.5%
197,545	Alcon, Inc. (U.S. Shares)#	22,079,605
Retail - Apparel and Shoe - 1.1%
173,697	Industria de Diseno Textil S.A.	9,357,237
Retail - Building Products - 1.6%
455,920	Lowe's Companies, Inc.	14,201,908
Soap and Cleaning Preparations - 1.4%
280,190	Reckitt Benckiser PLC	12,804,485
Super-Regional Banks - 5.0%
1,238,720	Wells Fargo & Co.	44,048,883
Therapeutics - 3.8%
262,336	Amylin Pharmaceuticals, Inc.*	9,462,460
378,610	Gilead Sciences, Inc.*	24,583,147
		34,045,607
Web Portals/Internet Service Providers - 4.7%
90,427	Google, Inc. - Class A*	41,639,825
Wireless Equipment - 1.5%
361,130	QUALCOMM, Inc.	13,647,103
Total Common Stock (cost $625,963,462)		880,167,715
Money Markets - 0.7%
5,955,000	Janus Money Market Fund, 5.24% (cost $5,955,000)	5,955,000
Other Securities - 1.1%
9,623,910	State Street Navigator Securities Lending Prime Portfolio† (cost $9,623,910)	9,623,910
Total Investments (total cost $641,542,372) – 101.1%		895,746,625
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(9,829,121)
Net Assets – 100.0%		$885,917,504

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$21,433,812	2.4%
Bermuda	15,465,658	1.7%
Brazil	7,453,736	0.8%
Canada	67,541,766	7.6%
Japan	5,721,446	0.6%
Spain	9,357,237	1.0%
Switzerland	69,659,899	7.8%
United Kingdom	26,560,521	3.0%
United States††	672,552,550	75.1%
Total	$895,746,625	100.0%

††Includes Short-Term Securities and Other Securities (73.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Forty Portfolio
Assets:
Investments at cost(1)	$641,542
Investments at value(1)	$895,747
Cash	1,001
Receivables:
Investments sold	1,923
Portfolio shares sold	200
Dividends	251
Interest	5
Other assets	22
Total Assets	899,149
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	9,624
Portfolio shares repurchased	2,934
Dividends	–
Advisory fees	490
Transfer agent fees and expenses	1
Distribution fees - Service Shares	96
Non-interested Trustees' fees and expenses	8
Accrued expenses	78
Total Liabilities	13,231
Net Assets	$885,918
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,122,996
Undistributed net investment income/(loss)*	286
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(491,568)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	254,204
Total Net Assets	$885,918
Net Assets - Institutional Shares	$439,009
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,554
Net Asset Value Per Share	$30.16
Net Assets - Service Shares	$446,909
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,943
Net Asset Value Per Share	$29.91

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $9,403,700 of securities loaned for Janus Aspen Forty Portfolio (Note 1).

See Notes to Financial Statements.
8 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Forty Portfolio
Investment Income:
Interest	$1,214
Securities lending income	35
Dividends	8,199
Dividends from affiliates	468
Foreign tax withheld	(99)
Total Investment Income	9,817
Expenses:
Advisory fees	5,845
Transfer agent expenses	5
Registration fees	35
Custodian fees	38
Professional fees	20
Non-interested Trustees' fees and expenses	36
Distribution fees - Service Shares	1,100
Printing fees	140
Short sales dividend expense	62
Other expenses	225
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	7,506
Expense and Fee Offset	(7)
Net Expenses	7,499
Net Investment Income/(Loss)	2,318
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	163,644
Net realized gain/(loss) from foreign currency transactions	(3)
Net realized gain/(loss) from short sales	312
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(85,604)
Net Gain/(Loss) on Investments	78,349
Net Increase/(Decrease) in Net Assets Resulting from Operations	$80,667

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 9

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$2,318	$1,160
Net realized gain/(loss) from investment and foreign currency transactions	163,641	98,854
Net realized gain/(loss) from short sales	312	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(85,604)	13,317
Payment from affiliate (Note 2)	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	80,667	113,332
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(1,551)	(1,104)
Service Shares	(616)	(39)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(2,167)	(1,143)
Capital Share Transactions:
Shares sold
Institutional Shares	46,364	114,464
Service Shares	57,582	62,797
Reinvested dividends and distributions
Institutional Shares	1,551	1,104
Service Shares	616	39
Shares repurchased
Institutional Shares	(210,298)	(117,150)
Service Shares	(114,240)	(88,058)
Net Increase/(Decrease) from Capital Share Transactions	(218,425)	(26,804)
Net Increase/(Decrease) in Net Assets	(139,925)	85,385
Net Assets:
Beginning of period	1,025,843	940,458
End of period	$885,918	$1,025,843
Undistributed net investment income/(loss)*	$286	$77

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.68		$24.58		$20.84		$17.37	$20.72
Income from Investment Operations:
Net investment income/(loss)	.13		.06		.06		.08	.12
Net gain/(loss) on securities (both realized and unrealized)	2.45		3.10		3.74		3.48	(3.36)
Total from Investment Operations	2.58		3.16		3.80		3.56	(3.24)
Less Distributions and Other:
Dividends (from net investment income)*	(.10)		(.06)		(.06)		(.09)	(.11)
Distributions (from capital gains)*	–		–		–		–	–
Payment from affiliate	–		–	(1)	–	(1)	–	–
Total Distributions and Other	(.10)		(.06)		(.06)		(.09)	(.11)
Net Asset Value, End of Period	$30.16		$27.68		$24.58		$20.84	$17.37
Total Return	9.35%		12.85	%(2)	18.23	%(2)	20.54%	(15.67)%
Net Assets, End of Period (in thousands)	$439,009		$560,842		$502,681		$530,617	$528,210
Average Net Assets for the Period (in thousands)	$474,784		$509,092		$495,684		$509,046	$640,500
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.70	%(5)	0.67%		0.67%		0.68%	0.67%
Ratio of Net Expenses to Average Net Assets(4)	0.70	%(5)	0.67%		0.67%		0.68%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.37%		0.24%		0.24%		0.40%	0.56%
Portfolio Turnover Rate	44%		42%		16%		41%	62%

Service Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.45		$24.39	$20.68	$17.24	$20.57
Income from Investment Operations:
Net investment income/(loss)	.03		– (6)	– (6)	.03	.06
Net gain/(loss) on securities (both realized and unrealized)	2.47		3.06	3.72	3.46	(3.33)
Total from Investment Operations	2.50		3.06	3.72	3.49	(3.27)
Less Distributions:
Dividends (from net investment income)*	(.04)		– (6)	(.01)	(.05)	(.06)
Distributions (from capital gains)*	–		–	–	–	–
Total Distributions	(.04)		–	(.01)	(.05)	(.06)
Net Asset Value, End of Period	$29.91		$27.45	$24.39	$20.68	$17.24
Total Return	9.12%		12.56%	17.97%	20.23%	(15.93)%
Net Assets, End of Period (in thousands)	$446,909		$465,001	$437,777	$427,292	$367,266
Average Net Assets for the Period (in thousands)	$439,970		$441,936	$423,061	$390,044	$432,801
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.95	%(5)	0.92%	0.92%	0.93%	0.92%
Ratio of Net Expenses to Average Net Assets(4)	0.95	%(5)	0.92%	0.92%	0.93%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.12%		(0.01)%	0%	0.15%	0.30%
Portfolio Turnover Rate	44%		42%	16%	41%	62%

*See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.70% for Institutional Shares and 0.95% for Service Shares without the inclusion of dividends on short positions.

(6)  Net investment income/(loss) and/or dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

12 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Forty Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term

Janus Aspen Series December 31, 2006 13

Notes to Financial Statements (continued)

debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of December 31, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2006
Janus Aspen Forty Portfolio	$9,403,700

As of December 31, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2006
Janus Aspen Forty Portfolio	$9,623,910

As of December 31, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2006, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and

14 Janus Aspen Series December 31, 2006

subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $1,487 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation

16 Janus Aspen Series December 31, 2006

of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $619 for Institutional Shares as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Forty Portfolio
Janus Government Money Market Fund	$10,214,872	$10,214,872	$6,721	$–
Janus Institutional Cash Reserves Fund	55,841,063	55,841,063	188,313	–
Janus Money Market Fund	37,695,253	31,740,253	273,036	5,955,000
	$103,751,188	$97,796,188	$468,070	$5,955,000

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Forty Portfolio(1)	$286,148	$–	$(488,131,737)	$–	$–	$250,767,176

(1)  Capital loss carryover is subject to annual limitations.

The table below shows the expiration date of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2006

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Forty Portfolio(1)	$(192,726,266)	$(149,006,480)	$(146,398,991)

(1)  Capital loss carryover is subject to annual limitations.

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Forty Portfolio	$165,296,881

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Forty Portfolio	$644,979,449	$261,075,282	$(10,308,106)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Forty Portfolio	$2,167,003	$–	$–	$–
For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Forty Portfolio	$1,143,001	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Forty Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,660	4,359
Reinvested dividends and distributions	54	41
Shares repurchased	(7,423)	(4,590)
Net Increase(Decrease) in Portfolio Shares	(5,709)	(190)
Shares Outstanding, Beginning of Period	20,263	20,453
Shares Outstanding, End of Period	14,554	20,263
Transactions in Portfolio Shares – Service Shares
Shares sold	2,070	2,484
Reinvested dividends and distributions	22	2
Shares repurchased	(4,087)	(3,497)
Net Increase(Decrease) in Portfolio Share	(1,995)	(1,011)
Shares Outstanding, Beginning of Period	16,938	17,949
Shares Outstanding, End of Period	14,943	16,938

18 Janus Aspen Series December 31, 2006

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short sales) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Forty Portfolio	$386,347,611	$549,402,397	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Forty Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

Janus Aspen Series December 31, 2006 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its

22 Janus Aspen Series December 31, 2006

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited) (continued)

Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

24 Janus Aspen Series December 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2006 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series December 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Forty Portfolio	100%

Janus Aspen Series December 31, 2006 27

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

28 Janus Aspen Series December 31, 2006

Trustees (continued)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Scott W. Schoelzel 151 Detroit Street Denver, CO 80206 Age 48	Executive Vice President and Portfolio Manager Janus Aspen Forty Portfolio	5/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

30 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 31

Notes

32 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-710 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Fundamental Equity Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	20

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Designation Requirements	26

Trustees and Officers	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Fundamental Equity Portfolio (unaudited)

Portfolio Snapshot

The conservative growth portfolio from Janus relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Minyoung Sohn

portfolio manager

Performance Overview

For the 12-month period ended December 31, 2006, Janus Aspen Fundamental Equity Portfolio's Institutional Shares and Service Shares returned 9.99% and 9.69%, respectively, trailing the Portfolio's primary benchmark, the S&P 500® Index, which gained 15.80%. The Portfolio did beat the 9.07% return of the Russell 1000® Growth Index, its secondary benchmark.

Investment Philosophy and Strategy – How Stocks are Selected

The investment objective of the Portfolio is to seek long-term growth of capital. The primary difference between Janus Aspen Fundamental Equity Portfolio and Janus Aspen Growth and Income Portfolio, the other Portfolio I manage, is that Janus Aspen Fundamental Equity Portfolio does not have an income component. As such, the Portfolio is invested predominantly in stocks to seek capital appreciation. My investment strategy is built on a combination of in-depth grassroots research and rigorous quantitative analysis, and I fully use the skills and knowledge of the research team in this process. The research process begins by identifying companies we believe have sustainable competitive advantages in product manufacturing, product distribution, or research and development. Janus' analysts devote much of their time and energy in the field – interviewing suppliers, competitors and partners – in an effort to develop deep knowledge of the industry ecosystem. After assessing the qualitative characteristics, we look at the financial metrics in detail to identify companies we believe are poised to deliver improving margins, returns on invested capital and free cash flow. This involves a careful review of the balance sheet and cash flow statements, and understanding how they interconnect with the income statement. Our company analysis is not complete until we test the valuation of the stock against a variety of market scenarios using discounted cash flow evaluations. Then, after assigning probabilities to each outcome, we finally derive a price target for the stock.

Weak Performers – Yahoo! and Neurocrine Biosciences

The Portfolio's holdings in Yahoo! and Neurocrine Biosciences were significant detractors from performance. Yahoo! was the biggest disappointment, with shares declining 34.81% on continued concerns over the company's long-term growth rate, as well as its competitive positioning versus rival Google. Despite these pressures, I held the position. The traditional media industry is facing formidable challenges as content digitalization and the emergence of new distribution channels drive increased audience fragmentation and declining audiences in general. Due to its large and growing user base, I believe Yahoo! is well positioned to benefit from this trend through its multiple revenue streams in branded advertising, sponsored search, and premium subscription services. In the near-term, I am also relatively positive on prospects tied to Yahoo!'s new search platform, called "Project Panama," which may help the company to improve the growth and profitability of its search business.

Our position in Neurocrine Biosciences was one of the largest detractors, with shares down over 83% for the period. Neurocrine received a blow in the second quarter after the Food and Drug Administration (FDA) failed to approve the 15-milligram formulation of its prospective insomnia treatment Indiplon, due to concerns over certain low-level amnesia side effects. The FDA did issue approval letters for the lower 5- and 10-milligram doses of the drug. Nonetheless, in the wake of this news, pharmaceutical marketing powerhouse Pfizer abandoned its plans to help co-market Indiplon, which cast additional uncertainty on its commercial future. Then, in the fourth quarter, the stock took another tumble after Neurocrine reported a larger-than-anticipated third quarter financial loss. Meanwhile, the company announced plans to conduct additional clinical studies on Indiplon, and plans to resubmit the drug for approval in the summer of 2008. Despite these struggles, we maintained a stake in Neurocrine. This decision reflected our continued evaluation of the company's trial data, and our views on the efficacy of Indiplon relative to other sleep aids.

Significant Contributors Included Financial and Pharmaceutical Holdings

Portfolio performance benefited from strong advances by a number of individual financial services holdings, as well as solid stock selection in the pharmaceutical sector. Financial services powerhouse Merrill Lynch was the Portfolio's strongest performer during the period, with its shares up 39.28% for the

2 Janus Aspen Series December 31, 2006

(unaudited)

year. The investment thesis for buying Merrill Lynch was our belief that the company was poised to deliver expanding returns on equity through the combination of improving profitability across its major businesses and aggressive repurchase of its shares. Merrill has further invested in its businesses by attracting talent from competitors and enhancing capabilities in fixed-income, derivatives, commodities, investment banking and prime brokerage. Although these businesses are more capital-intensive, they leverage the company's inefficient balance sheet (too much accumulated equity capital) and should help to drive faster revenue growth and enhanced profitability and returns. We believe that better balance sheet utilization alone, provided by the enhanced focus on these businesses, will boost Merrill's returns on equity and drive higher valuation for the stock. Consequently, I continue to hold our position.

The Portfolio's holding in JP Morgan Chase was another strong contributor to performance, as the stock gained 25.60% during the period. The thesis for buying JP Morgan was that we believe new CEO Jaime Dimon will energize the profitability of the company's collection of businesses by lowering the cost structure and using its large scale to generate new business opportunities. One of our research analysts, Gabe Bodhi, has conducted extensive qualitative research and quantitative analysis on the company. He not only met with numerous top managers at JP Morgan, but he also built detailed bottom-up financial models to support his investment thesis. I believe the stock continues to trade at a relatively modest valuation relative to its potential earnings growth, and consequently provides a potentially significant margin of safety while we anticipate even better share price performance in the future.

Merck was another positive contributor, with shares gaining 36.48% for the 12-month period. When I first bought Merck at the beginning of the year, it was a contrarian investment call based on my view of improving company fundamentals against a backdrop of secular challenges to the pharmaceutical industry, as well as Merck's highly publicized problems with Vioxx. Despite the negative sentiment surrounding the stock, Janus research analyst Andy Acker championed his reasons for the contrarian view: (1) valuation support – Merck was trading at only 14 times 2006 earnings with a 4.6% dividend yield; (2) he believed that Merck was entering a new product cycle with three new vaccines, each with over $1 billion in global sales revenue potential; (3) he noted that Merck was targeting $5 billion in cost savings through 2010, which should allow product gross margins to return to the high 70s from 75% this year; and (4) he gained confidence in the company's improving late-stage pipeline with new blockbuster potential drugs for cholesterol, diabetes and HIV. Based on this research, Merck remains a top holding in the Portfolio.

Closing Comments

The challenge in the recent environment has been to provide you with attractive returns (after expenses) that reward your confidence in our investment management efforts, while at the same time managing downside risk in what has been a volatile market. I welcome this challenge, as I am supported by a talented analyst pool. I remain firm in my strategy of picking stocks one at a time and staying close to what I believe are the best ideas generated by the Janus research team.

As always, I promise you my utmost effort in the periods ahead. In addition, a portion of my personal assets are invested here at Janus in the two retail funds under my charge, Janus Growth and Income Fund and Janus Fundamental Equity Fund, and I continue to contribute every month to both.

Thank you for your investment in Janus Aspen Fundamental Equity Portfolio.

Janus Aspen Fundamental Equity Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Merrill Lynch & Company, Inc. Investment banking services – U.S.	1.33%
Exxon Mobil Corp. Petroleum and petrochemical business operator – U.S.	1.02%
Merck & Company, Inc. Global pharmaceutical company – U.S.	0.97%
JP Morgan Chase & Co. Financial products and services provider – U.S.	0.96%
Celgene Corp. Biopharmaceutical company – U.S.	0.94%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company – U.S.	(1.00)%
Advanced Micro Devices, Inc. Integrated circuits provider – U.S.	(0.86)%
Neurocrine Biosciences, Inc. Biotechnology company – U.S.	(0.72)%
Whole Foods Market, Inc. Owner and operator of a chain of natural food supermarkets – U.S.	(0.47)%
Aetna, Inc. Healthcare and related benefits provider – U.S.	(0.46)%

Janus Aspen Series December 31, 2006 3

Janus Aspen Fundamental Equity Portfolio (unaudited)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Diversified Financials	3.21%	12.00%	9.48%
Energy	3.14%	17.92%	9.84%
Pharmaceuticals & Biotechnology	2.06%	10.28%	8.07%
Capital Goods	1.68%	7.47%	8.72%
Technology Hardware & Equipment	1.44%	3.70%	6.87%

5 Largest Detractors from Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Semiconductors & Semiconductor Equipment	(1.13)%	8.41%	2.82%
Healthcare Equipment & Services	(1.08)%	4.65%	4.57%
Food & Staples Retailing	(0.51)%	1.46%	2.33%
Materials	(0.23)%	1.10%	2.99%
Software & Services	(0.01)%	10.28%	5.53%

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

General Electric Co. Diversified Operations	4.2%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	4.2%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	4.1%
Citigroup, Inc. Finance - Investment Bankers/Brokers	3.8%
Roche Holding A.G. Medical - Drugs	3.1%
19.4%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 2.5% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

4 Janus Aspen Series December 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Since Inception*
Janus Aspen Fundamental Equity Portfolio - Institutional Shares	9.99%		7.74%		13.09%
Janus Aspen Fundamental Equity Portfolio - Service Shares	9.69%		7.88%		12.96%
S&P 500® Index	15.80%		6.19%		7.82%
Russell 1000® Growth Index	9.07%		2.69%		4.90%
Lipper Quartile - Institutional Shares	4	th	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	191/224		14/165		1/70

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2006, Janus Aspen Core Equity Portfolio changed its name to Janus Aspen Fundamental Equity Portfolio.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date – May 1, 1997

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,066.10	$6.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,064.30	$7.54
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

*Expenses are equal to the annualized expense ratio of 1.20% for Institutional Shares and 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

Janus Aspen Series December 31, 2006 5

Janus Aspen Fundamental Equity Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 97.1%
Advertising Sales - 1.7%
9,040	Clear Channel Outdoor Holdings, Inc.*	$252,306
Aerospace and Defense - 2.0%
3,480	Boeing Co.	309,163
Agricultural Operations - 0.8%
3,690	Archer-Daniels-Midland Co.	117,932
Casino Hotels - 2.2%
4,010	Harrah's Entertainment, Inc.	331,707
Coal - 0.8%
2,860	Peabody Energy Corp.	115,573
Commercial Banks - 2.2%
9,390	Commerce Bancorp, Inc.	331,185
Computers - 2.2%
2,360	Apple Computer, Inc.*	200,222
5,145	Dell, Inc.*	129,088
		329,310
Computers - Memory Devices - 2.5%
28,870	EMC Corp.*	381,084
Cosmetics and Toiletries - 2.4%
5,700	Procter & Gamble Co.	366,339
Diversified Operations - 4.2%
17,231	General Electric Co.	641,166
E-Commerce/Products - 0.9%
3,300	Amazon.com, Inc.*	130,218
Electronic Components - Semiconductors - 5.7%
17,165	Advanced Micro Devices, Inc.*	349,307
248	Samsung Electronics Company, Ltd.	163,467
7,985	Spansion, Inc. - Class A*	118,657
8,215	Texas Instruments, Inc.	236,592
		868,023
Electronic Forms - 2.2%
7,960	Adobe Systems, Inc.*	327,315
Energy - Alternate Sources - 0.6%
1,220	First Solar, Inc.*	36,356
1,615	Suntech Power Holdings Company, Ltd. (ADR)*	54,926
		91,282
Enterprise Software/Services - 2.7%
15,035	Oracle Corp.*	257,700
2,940	SAP A.G. (ADR)**	156,114
		413,814
Entertainment Software - 1.1%
3,415	Electronic Arts, Inc.*	171,979
Finance - Credit Card - 1.3%
3,225	American Express Co.	195,661
Finance - Investment Bankers/Brokers - 12.1%
10,406	Citigroup, Inc.	579,614
12,925	JP Morgan Chase & Co.	624,277
6,590	Merrill Lynch & Company, Inc.	613,529
		1,817,420
Finance - Mortgage Loan Banker - 2.6%
6,700	Fannie Mae	397,913
Finance - Other Services - 0.3%
355	Nymes Holdings, Inc.*	44,024

Shares or Principal Amount		Value
Food - Canned - 0.7%
3,390	TreeHouse Foods, Inc.*	$105,768
Food - Retail - 0.9%
3,030	Whole Foods Market, Inc.	142,198
Hotels and Motels - 0.7%
1,325	Four Seasons Hotels, Inc.	108,637
Industrial Automation and Robotics - 1.2%
3,085	Rockwell Automation, Inc.	188,432
Medical - Biomedical and Genetic - 1.8%
4,795	Celgene Corp.*	275,856
Medical - Drugs - 7.3%
9,935	Merck & Company, Inc.	433,166
2,612	Roche Holding A.G.	468,380
2,294	Sanofi-Aventis**	211,821
		1,113,367
Medical - HMO - 2.3%
6,875	Coventry Health Care, Inc.*	344,094
Oil - Field Services - 0.9%
4,250	Halliburton Co.	131,963
Oil and Gas Drilling - 0.6%
1,195	Transocean, Inc. (U.S. Shares)*	96,664
Oil Companies - Exploration and Production - 3.2%
2,770	Apache Corp.	184,233
4,695	EnCana Corp. (U.S. Shares)	215,735
1,355	EOG Resources, Inc.	84,620
		484,588
Oil Companies - Integrated - 10.0%
2,195	ConocoPhillips	157,930
4,265	Exxon Mobil Corp.	326,827
8,790	Hess Corp.	435,719
1,935	Marathon Oil Corp.	178,988
5,342	Suncor Energy, Inc.	420,480
		1,519,944
Oil Refining and Marketing - 2.2%
6,591	Valero Energy Corp.	337,196
Retail - Consumer Electronics - 1.0%
3,022	Best Buy Company, Inc.	148,652
Retail - Drug Store - 2.2%
10,970	CVS Corp.	339,083
Retail - Jewelry - 1.5%
5,990	Tiffany & Co.	235,048
Retail - Regional Department Stores - 1.7%
6,705	Federated Department Stores, Inc.	255,662
Steel - Producers - 1.4%
19,709	Tata Steel, Ltd.	214,746
Telecommunication Equipment - Fiber Optics - 0.7%
5,980	Corning, Inc.*	111,886
Therapeutics - 0.8%
1,500	Gilead Sciences, Inc.*	97,395
1,880	Neurocrine Biosciences, Inc.*	19,590
		116,985
Transportation - Railroad - 2.4%
4,255	Canadian National Railway Co. (U.S. Shares)	183,093
1,960	Union Pacific Corp.	180,359
		363,452

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares/Principal/Contract Amounts		Value
Web Portals/Internet Service Providers - 2.6%
15,385	Yahoo!, Inc.*	$392,933
Wireless Equipment - 0.5%
3,630	Nokia Oyj (ADR)**	73,762
Total Common Stock (cost $12,139,418)		14,734,330
Money Markets - 1.7%
137,600	Janus Institutional Cash Reserves Fund, 5.29%	137,600
115,400	Janus Money Market Fund, 5.24%	115,400
Total Money Markets (cost $253,000)		253,000
Purchased Options - Calls - 0%
13	Procter & Gamble Co. expires January 2008 exercise price $70.00 (premiums paid $3,220)	3,055
Total Investments (total cost $12,395,638) – 98.8%		14,990,385
Cash, Receivables and Other Assets, net of Liabilities** – 1.2%		174,823
Net Assets – 100%		$15,165,208

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$927,945	6.2%
Cayman Islands	151,590	1.0%
Finland	73,762	0.5%
France	211,821	1.4%
Germany	156,114	1.0%
India	214,746	1.5%
South Korea	163,467	1.1%
Switzerland	468,380	3.1%
United States††	12,622,560	84.2%
Total	$14,990,385	100.0%

†† Includes Short-Term Securities (82.5% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	100,000	$132,086	$(4,586)

Value
Schedule of Written Options - Puts
Proctor & Gamble Co. expires January 2008 7 contracts exercise price $55.00	$(35)
Proctor & Gamble Co. expires January 2008 7 contracts exercise price $60.00	$(1,120)
Total Written Options - Puts
14 contracts (Premiums received $2,030)	$(1,155)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Fundamental Equity Portfolio(1)
Assets:
Investments at cost	$12,396
Investments at value	$14,990
Cash	104
Cash denominated in foreign currency(2)	–
Restricted cash (see Note 1)	85
Receivables:
Investments sold	18
Portfolio shares sold	13
Dividends	14
Interest	1
Due from adviser	8
Other assets	–
Total Assets	15,233
Liabilities:
Payables:
Options written, at value (premiums received of $2)	1
Portfolio shares repurchased	5
Advisory fees	8
Transfer agent fees and expenses	1
Distribution fees - Service Shares	–
Non-interested Trustees' fees and expenses	1
Printing expenses	15
Professional fees	14
Registration fees	7
System fees	5
Legal fees	5
Accrued expenses	1
Forward currency contracts	5
Total Liabilities	68
Net Assets	$15,165
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$12,521
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	53
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,591
Total Net Assets	$15,165
Net Assets - Institutional Shares	$13,331
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	570
Net Asset Value Per Share	$23.40
Net Assets - Service Shares	$1,834
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	78
Net Asset Value Per Share	$23.50

*See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Core Equity Portfolio.

(2)  Includes cost of $346.

See Notes to Financial Statements.
8 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Fundamental Equity Portfolio(1)
Investment Income:
Interest	$8
Dividends	196
Dividends from affiliates	5
Foreign tax withheld	(3)
Total Investment Income	206
Expenses:
Advisory fees	92
Transfer agent expenses	4
Registration fees	26
Custodian fees	15
Professional fees	19
Non-interested Trustees' fees and expenses	4
Printing expenses	41
Proxy expenses	9
System fees	36
Legal fees	12
Distribution fees - Service Shares	5
Other expenses	6
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	269
Expense and Fee Offset	(1)
Net Expenses	268
Less: Excess Expense Reimbursement	(80)
Net Expenses after Expense Reimbursement	188
Net Investment Income/(Loss)	18
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,522
Net realized gain/(loss) from foreign currency transactions	(6)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(161)
Net Gain/(Loss) on Investments	1,355
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,373

(1)  Formerly named Janus Aspen Core Equity Portfolio.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 9

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Fundamental Equity Portfolio(1)
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$18	$6
Net realized gain/(loss) from investment transactions	1,516	1,198
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	(161)	575
Payment from affiliate (Note 2)	–	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,373	1,782
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(23)	(11)
Service Shares	(1)	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(24)	(11)
Capital Share Transactions:
Shares sold
Institutional Shares	2,714	2,530
Service Shares	1,497	837
Reinvested dividends and distributions
Institutional Shares	23	11
Service Shares	1	–
Shares repurchased
Institutional Shares	(3,407)	(1,810)
Service Shares	(859)	(285)
Net Increase/(Decrease) from Capital Share Transactions	(31)	1,283
Net Increase/(Decrease) in Net Assets	1,318	3,054
Net Assets:
Beginning of period	13,847	10,793
End of period	$15,165	$13,847
Undistributed net investment income/(loss)*	$–	$1

*See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Core Equity Portfolio.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares

	Janus Aspen Fundamental Equity Portfolio(1)
For a share outstanding during each fiscal year ended December 31	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$21.31	$18.44		$16.27	$13.24	$16.26
Income from Investment Operations:
Net investment income/(loss)	.04	.02		.03	.02	.05
Net gain/(loss) on securities (both realized and unrealized)	2.09	2.87		2.16	3.04	(3.02)
Total from Investment Operations	2.13	2.89		2.19	3.06	(2.97)
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.02)		(.02)	(.02)	(.05)
Distributions (from capital gains)*	–	–		–	–	–
Tax return of capital*	–	–		–	(.01)	–
Payment from affiliate	–	–	(2)	–	–	–
Total Distributions and Other	(.04)	(.02)		(.02)	(.03)	(.05)
Net Asset Value, End of Period	$23.40	$21.31		$18.44	$16.27	$13.24
Total Return	9.99%	15.68	%(3)	13.44%	23.10%	(18.27)%
Net Assets, End of Period (in thousands)	$13,331	$12,798		$10,414	$10,593	$9,825
Average Net Assets for the Period (in thousands)	$13,447	$11,057		$10,039	$9,905	$11,550
Ratio of Gross Expenses to Average Net Assets(4)	1.20%	1.21%		1.23%	1.25%	1.25%
Ratio of Net Expenses to Average Net Assets(4)	1.20%	1.20%		1.23%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.15%	0.06%		0.14%	0.03%	0.32%
Portfolio Turnover Rate	51%	62%		65%	82%	97%

Service Shares

	Janus Aspen Fundamental Equity Portfolio(1)
For a share outstanding during each fiscal year ended December 31	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$21.44	$18.59		$16.42	$13.16	$16.15
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	(5)	(.01)	– (5)	.01
Net gain/(loss) on securities (both realized and unrealized)	2.09	2.85		2.18	3.30	(2.99)
Total from Investment Operations	2.08	2.85		2.17	3.30	(2.98)
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	(6)	–	(.04)	(.01)
Distributions (from capital gains)*	–	–		–	–	–
Tax return of capital*	–	–		–	– (7)	–
Payment from affiliate	–	–	(2)	–	–	–
Total Distributions and Other	(.02)	–		–	(.04)	(.01)
Net Asset Value, End of Period	$23.50	$21.44		$18.59	$16.42	$13.16
Total Return	9.69%	15.35	%(3)	13.22%	25.08%	(18.45)%
Net Assets, End of Period (in thousands)	$1,834	$1,049		$379	$289	$1,251
Average Net Assets for the Period (in thousands)	$1,825	$667		$290	$219	$1,012
Ratio of Gross Expenses to Average Net Assets(4)	1.45%	1.46%		1.48%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets(4)	1.45%	1.45%		1.48%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.12)%	(0.21)%		(0.09)%	(0.39)%	0.09%
Portfolio Turnover Rate	51%	62%		65%	82%	97%

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Core Equity Portfolio.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

(7)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Fundamental Equity Portfolio(1)	$526,222

  (1)  Formerly named Janus Aspen Core Equity Portfolio.

12 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Fundamental Equity Portfolio (formerly named Janus Aspen Core Equity Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Janus Aspen Series December 31, 2006 13

Notes to Financial Statements (unaudited) (continued)

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The Portfolio did not recognize any realized gains and/or losses during the fiscal year ended December 31, 2006.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2006 was as follows:

Put Options	Number of Options Contracts	Premiums Received
Janus Aspen Fundamental Equity Portfolio
Options outstanding at January 1, 2006	–	–
Options written	14	$2,030
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at December 31, 2006	14	$2,030

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

14 Janus Aspen Series December 31, 2006

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash

As of December 31, 2006, the Portfolio had restricted cash in the amount of $84,525. The restricted cash represents funds in relation to options contracts invested by the Portfolio at December 31, 2006. The restricted cash is held at the Portfolio's custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $25 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $2,556 for Institutional Shares and $204 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets

16 Janus Aspen Series December 31, 2006

received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Fundamental Equity Portfolio
Janus Government Money Market Fund	$209,183	$209,183	$142	$–
Janus Institutional Cash Reserves Fund	1,774,190	1,636,590	3,732	137,600
Janus Money Market Fund	1,042,377	926,977	1,578	115,400
	$3,025,750	$2,772,750	$5,452	$253,000

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Fundamental Equity Portfolio(1)	$–	$90,140	$–	$–	$948	$2,552,985

(1)  Formerly named Janus Aspen Core Equity Portfolio.

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Fundamental Equity Portfolio(1)	$1,412,502

(1)  Formerly named Janus Aspen Core Equity Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Fundamental Equity Portfolio(1)	$12,437,400	$2,941,227	$(388,242)

(1)  Formerly named Janus Aspen Core Equity Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted on the next page have been reclassified to paid-in capital.

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (unaudited) (continued)

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Fundamental Equity Portfolio(1)	$18,945	$4,917	$–	$–

(1)  Formerly named Janus Aspen Core Equity Portfolio.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Fundamental Equity Portfolio(1)	$11,023	$–	$–	$–

(1)  Formerly named Janus Aspen Core Equity Portfolio.

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional Shares					Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Fundamental Equity Portfolio(2)	1.73%	1.44%	1.52%	2.08%	1.87%	2.00%	1.73%	1.76%	2.35%	2.12%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Formerly named Janus Aspen Core Equity Portfolio.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Fundamental Equity Portfolio(1)
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	121	131
Reinvested dividends and distributions	1	1
Shares repurchased	(153)	(96)
Net Increase (Decrease) in Portfolio Shares	(31)	36
Shares Outstanding, Beginning of Period	601	565
Shares Outstanding, End of Period	570	601
Transactions in Portfolio Shares – Service Shares
Shares sold	66	43
Reinvested dividends and distributions	–	–
Shares repurchased	(37)	(14)
Net Increase (Decrease) in Portfolio Shares	29	29
Shares Outstanding, Beginning of Period	49	20
Shares Outstanding, End of Period	78	49

(1)  Formerly named Janus Aspen Core Equity Portfolio.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Fundamental Equity Portfolio(1)	$7,606,140	$7,627,319	$–	$–

(1)  Formerly named Janus Aspen Core Equity Portfolio.

18 Janus Aspen Series December 31, 2006

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2006 19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Fundamental Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Fundamental Equity Portfolio (formerly Janus Aspen Core Equity Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

20 Janus Aspen Series December 31, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient

Janus Aspen Series December 31, 2006 21

Additional Information (unaudited) (continued)

personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

22 Janus Aspen Series December 31, 2006

Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing option contracts follows the Portfolio's Schedule of Investments (if applicable). Option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing

24 Janus Aspen Series December 31, 2006

the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2006 25

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Capital Gain Distributions

Portfolio
Janus Aspen Fundamental Equity Portfolio(1)	$4,917

(1) Formerly named Janus Aspen Core Equity Portfolio

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Fundamental Equity Portfolio(1)	100%

(1) Formerly named Janus Aspen Core Equity Portfolio

26 Janus Aspen Series December 31, 2006

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Aspen Series December 31, 2006 27

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado. Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

28 Janus Aspen Series December 31, 2006

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Minyoung Sohn 151 Detroit Street Denver, CO 80206 Age 31	Executive Vice President and Portfolio Manager Janus Aspen Fundamental Equity Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 03/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2006 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-711 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

Explanations of Charts, Tables and Financial Statements	25

Trustees and Officers	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Snapshot

This portfolio seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Thomas Malley

co-portfolio
manager

Andy Acker

co-portfolio
manager

Performance Overview

Equity markets endured a wild ride through the 12-month period ended December 31, 2006. A late spring sell-off, prompted by spiking oil prices and increasing short-term interest rates, erased gains posted through the first three months of the year, especially among more speculative names. The market reversed course in July, and despite a few bumps in the road during the second half, finished the year on an up note.

Within the life sciences sector, blue-chip pharmaceutical stocks benefited from investors' renewed attraction to companies with stable and predictable earnings. Earlier in the year, select manufacturers of healthcare supplies and drug distributors had robust gains, but their overall performance sagged over the 12-month period. Health insurers weighed heavily on the sector through October, as stock option issues at industry leader UnitedHealth Group exacerbated challenges stemming from rising costs and slowing enrollment growth trends. Clinical setbacks, reduced guidance and ineffective stock selection also hindered returns. Conversely, strong picks in the biotechnology supplier group bolstered gains.

In this roller coaster year, Janus Aspen Global Life Science Portfolio's Institutional Shares and Service Shares returned 6.60% and 6.33%, respectively. These returns lagged both the Portfolio's primary and secondary benchmarks, the S&P 500® Index, which advanced 15.80%, and the Morgan Stanley Capital International World Health Care IndexSM, which gained 10.47%.

Select Biotechnology, Insurer and Managed Healthcare Stocks Weighed on Returns

Among the Portfolio's health insurance holdings, UnitedHealth Group, the second-largest health insurer in the United States and one of the largest detractors from performance during the period, fell sharply on worries that the company had manipulated the pricing on some of its options packages. Amid a review by securities regulators, shareholders were also upset about the size of the outgoing CEO's compensation. Concerned about the long-term implications of the investigation and related troubles, we significantly reduced the Portfolio's position.

Smaller biotechnology companies – especially those that are narrowly focused – can prove quite volatile in the wake of drug development news. A significant detractor during the year was Neurocrine Biosciences, which plunged on news that the Food and Drug Administration (FDA) had rejected the company's new drug application for its Indiplon sleep treatment. We chose to hold a position in Neurocrine in the belief that they would refile their New Drug Application (NDA) in 2007 for the lower dose version of the drug. We expect them to redo their phase three trials with the longer acting version, but this data may not be available before 2008.

Nuvelo also caused significant losses to the Portfolio during the period. This biotechnology company failed in its pivotal phase three trials to show benefit for its cardiovascular agent alfimerase in the treatment of catheter clots and peripheral arterial occlusion (clots in the legs). As a result, we are keeping a close eye on our position.

Another hit came from Aetna, one of the nation's leading diversified healthcare benefits companies. Aetna's disappointing first-quarter earnings, which raised concerns about trends in medical costs and reserves, were followed by lower-than-expected results in the second quarter as well. Believing that it may take several quarters for people to regain confidence that Aetna is managing risk appropriately by maintaining adequate reserves, we exited the position after a partial rebound in the stock.

Further diminishing performance was managed healthcare provider Coventry Health Care. Although the company has successfully addressed costs, analysts are worried about health maintenance organization (HMO) plan enrollment levels. We think that Coventry has been unfairly hit on misperceptions about the strength of its core business. In our opinion management is strong, and with free cash flow seeming to be growing steadily, its valuation is among the cheapest in the group on a free cash flow basis. We continue to hold a reduced stake in Coventry because we think it will perform well in the future.

Innovative Drugmakers, Agricultural Science and Blue Chip Pharmaceuticals Provided a Lift

One of the stronger performers during the period was Celgene, whose stock continued to appreciate as its new cancer agent, Revlimid, for multiple myeloma and myelodysplastic syndromes had a great launch and beat expectations. Celgene stock continued to appreciate as Revlimid also had promising phase three data in two different hematological cancers, non-Hodgkin's lymphoma (NHL) and chronic lymphocytic leukemia (CLL), which could materially increase future sales. We continue to find Celgene's story compelling, although we took advantage of the stock's run-up to take some profits.

Syngenta, a manufacturer of agricultural chemicals and agents, benefited from general strength in the agricultural industry. In addition, the company is focused on cutting costs, which should lead to great synergies over the next five years. At the same time, we anticipate increased demand for its chemicals and agricultural biotechnology products as the food needs of the world grow and continued urbanization reduces tillable acreage in China, India and other countries. While maintaining a positive outlook, we trimmed the Portfolio's exposure as the stock appreciated.

2 Janus Aspen Series December 31, 2006

(unaudited)

Strong returns also came from Gilead Sciences. We continue to be enthusiastic about future prospects for Gilead; the company is rapidly growing as a result of its portfolio of HIV medicines, including Viread, Truvada and Atripla. Gilead launched Atripla, which combines three drugs in one pill that may be used either as stand-alone therapy or in combination with other antiretroviral agents. Within weeks of its launch, Atripla gained traction for treating HIV-positive patients. Tamiflu for influenza is also accelerating due to global worries about bird flu. Additionally, Gilead has exciting early development programs that treat Hepatitis C, which could drive future growth.

Merck, a large pharmaceutical company, also aided performance. The company performed well amid optimism about the rollout of five new drugs during the period, most notably Gardasil, a vaccine that targets the virus that causes most cervical cancers. Merck also launched Januvia, which is expected to be a billion dollar drug to treat diabetes and, eventually, pre-diabetic patients.

Looking Ahead

In general, we think the new Medicare drug plan has been beneficial in terms of generating higher volumes for pharmaceutical companies, although its impact could turn negative if prices start moving down. Additionally, it has been good for drug distributors, who are handling increased volumes and tend to enjoy higher profit margins on generic drugs, which are emphasized in the plan.

The broader Medicare overhaul has been generally positive for HMO operators, who have added members formerly serviced directly by the government. It has also been somewhat beneficial for biotechnology firms because certain oral cancer and diabetes products that might not have been covered in the past now are.

Considering the impact of the government's plan, our outlook for the next 12 months is positive, despite the Portfolio's recent challenges. Overall, we see significant innovation coming in biotechnology, and we see our distributors doing well and having a good chance for margin increases. We see a continued recovery, with even more movement back towards big pharmaceutical companies. As always, our goal is strong long-term performance, so our focus will be on the steps to get us there.

Thank you for your investment in Janus Global Life Sciences Portfolio.

Janus Aspen Global Life Sciences Portfolio At a Glance

5 Largest Contributors to Performance - Holdings

Contribution
Advanced Magnetics, Inc. Medical specialties manufacturer – U.S.	1.78%
Alexion Pharmaceuticals, Inc. Biopharmaceutical company – U.S.	1.63%
Pozen Inc. Pharmaceutical products developer – U.S.	1.50%
Celgene Corp. Biopharmaceutical company – U.S.	1.34%
Syngenta A.G. Agricultural chemicals company – Switzerland	1.23%

5 Largest Detractors from Performance - Holdings

Contribution
Nuvelo, Inc. Researcher and developer of novel biopharmaceutical products – U.S.	(2.95)%
Neurocrine Biosciences, Inc. Therapeutics company – U.S.	(2.60)%
Adolor Corp. Therapeutic-based biopharmaceutical company – U.S.	(0.93)%
Aetna U.S. Healthcare Healthcare and related benefits provider – U.S.	(0.77)%
UnitedHealth Group, Inc. Organized health systems company – U.S.	(0.68)%

5 Largest Contributors to Performance - Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Pharmaceuticals & Biotechnology	2.94%	61.82%	8.07%
Materials	1.23%	2.85%	2.99%
Household & Personal Products	0.36%	0.71%	2.41%
Food Beverage & Tobacco	0.19%	1.73%	4.75%
Diversified Financials	0.05%	0.01%	9.48%

5 Lowest Contributors/Detractors to Performance - Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Healthcare Equipment & Services	(4.42)%	32.06%	4.57%
Food & Staples Retailing	(0.23)%	0.65%	2.33%
Retailing	(0.12)%	0.18%	3.49%
Energy	(0.01)%	0.00%	9.84%
Utilities	0.00%	0.00%	3.39%

Janus Aspen Series December 31, 2006 3

Janus Aspen Global Life Sciences Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

Roche Holding A.G. Medical - Drugs	5.3%
United Therapeutics Corp. Therapeutics	4.0%
Celgene Corp. Medical - Biomedical And Genetic	3.9%
Gilead Sciences, Inc. Therapeutics	3.6%
Alexion Pharmaceuticals, Inc. Medical - Biomedical And Genetic	3.4%
20.2%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 1.0% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

4 Janus Aspen Series December 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Since Inception*
Janus Aspen Global Life Sciences Portfolio - Institutional Shares	6.60%		4.17%		(0.64)%
Janus Aspen Global Life Sciences Portfolio - Service Shares	6.33%		3.94%		(0.89)%
S&P 500® Index	15.80%		6.19%		1.27%
Morgan Stanley Capital International World Health Care IndexSM	10.47%		4.58%		4.64	%**
Lipper Quartile - Institutional Shares	2	nd	3	rd	3	rd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Health/Biotechnology Funds	10/29		13/20		3/4

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Health Care IndexSM since inception returns calculated from January 31, 2000

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06) *
Actual	$1,000.00	$1,023.60	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06) *
Actual	$1,000.00	$1,022.90	$7.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07

*Expenses are equal to the annualized expense ratio of 1.14% for Institutional Shares and 1.39% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

Janus Aspen Series December 31, 2006 5

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock – 97.2%
Agricultural Chemicals - 3.0%
4,849	Syngenta A.G.*,**	$902,149
Cellular Telecommunications - 0.7%
4,935	Hikari Tsushin, Inc.	216,882
Diagnostic Kits - 2.1%
15,660	Dade Behring Holdings, Inc.	623,425
Drug Delivery Systems - 2.6%
22,455	Hospira, Inc.*	754,039
Medical - Biomedical and Genetic - 21.4%
62,510	Acorda Therapeutics, Inc.*,**	990,158
15,996	Advanced Magnetics, Inc.*	955,281
1,230	Affymax, Inc.*	41,869
25,155	Alexion Pharmaceuticals, Inc.*	1,016,011
7,435	Amgen, Inc.*	507,885
20,015	Celgene Corp.*	1,151,464
22,430	Exelixis, Inc.*	201,870
37,480	Fibrogen, Inc.*,oo,§	281,100
6,695	Genentech, Inc.*	543,165
5,535	Genzyme Corp.*	340,845
9,345	Vertex Pharmaceuticals, Inc.*	349,690
		6,379,338
Medical - Drugs - 25.2%
9,650	Achillion Pharmaceuticals, Inc.*	155,558
11,455	Adams Respiratory Therapeutics, Inc.*	467,479
39,570	Adolor Corp.*	297,566
21,685	Cubist Pharmaceuticals, Inc.*	392,715
6,510	Eli Lilly and Co.	339,171
21,195	K-V Pharmaceutical Co. - Class A*	504,017
21,020	Merck & Company, Inc.	916,472
12,465	New River Pharmaceuticals, Inc.*	681,960
12,320	Novartis A.G.**	710,283
8,747	Roche Holding A.G.**	1,568,503
6,049	Sanofi-Aventis**	558,547
9,117	Stada Arzneimittel A.G.**	521,350
7,615	Wyeth	387,756
		7,501,377
Medical - Generic Drugs - 1.0%
9,895	Teva Pharmaceutical Industries, Ltd. (ADR)	307,537
Medical - HMO - 7.0%
17,012	Coventry Health Care, Inc.*	851,451
11,325	UnitedHealth Group, Inc.	608,492
7,925	WellPoint, Inc.*	623,618
		2,083,561
Medical - Nursing Homes - 1.8%
11,680	Manor Care, Inc.	548,026
Medical - Wholesale Drug Distributors - 1.7%
7,615	Cardinal Health, Inc.	490,634
Medical Instruments - 3.0%
6,440	Medtronic, Inc.	344,604
15,090	St. Jude Medical, Inc.*	551,691
		896,295
Medical Products - 1.7%
10,665	Varian Medical Systems, Inc.*	507,334
Optical Supplies - 1.7%
4,430	Alcon, Inc. (U.S. Shares)**	495,141

Shares or Principal Amount		Value
Pharmacy Services – 4.2%
10,335	Caremark Rx, Inc.	$590,232
12,435	Medco Health Solutions, Inc.*	664,526
		1,254,758
Physical Therapy and Rehabilitation Centers - 1.3%
16,462	HEALTHSOUTH Corp.*	372,864
Respiratory Products - 1.8%
13,900	Respironics, Inc.*	524,725
Retail - Drug Store - 1.8%
16,920	CVS Corp.	522,997
Soap and Cleaning Preparations - 1.6%
10,163	Reckitt Benckiser PLC**	464,442
Therapeutics - 13.6%
8,740	Amylin Pharmaceuticals, Inc.*	315,252
16,550	Gilead Sciences, Inc.*	1,074,591
19,910	Mannkind Corp.*	328,316
27,150	MGI Pharma, Inc.*	499,832
37,795	Neurocrine Biosciences, Inc.*	393,824
61,815	Nuvelo, Inc.*	247,260
21,680	United Therapeutics Corp.*	1,178,741
		4,037,816
Total Common Stock (cost $24,684,321)		28,883,340
Preferred Stock - 1.5%
Medical - Biomedical and Genetic - 0.3%
21,203	Cougar Biotechnology, Inc.oo,§	95,498
Medical - Generic Drugs - 0.8%
267,733	Mediquest Therapeuticsoo,§	240,960
Medical Instruments - 0.4%
1,437,443	GMP Companies, Inc.oo,§	126,782
Total Preferred Stock (cost $381,269)		463,240
Warrants - 0.2%
Medical - Generic Drugs - 0.1%
64,229	Mediquest Therapeutics - expires 6/15/11oo,§	19,269
Medical Instruments - 0.1%
119,524	GMP Companies, Inc. - expires 6/1/11(144A)oo,§	5,737
697,819	GMP Companies, Inc. - expires 6/1/11oo,§	15,352
		21,089
Total Warrants (cost $0)		40,358
Money Markets - 0.1%
25,459	Janus Institutional Cash Reserves Fund 5.29% (cost $25,459)	25,459
Total Investments (total cost $25,091,049) – 99.0%		29,412,397
Securities Sold Short – (0.5)%
Pharmacy Services – (0.5)%
2,205	Express Scripts, Inc. - Class A* (proceeds $151,510)	(157,878)
Cash, Receivables and Other Assets, net of Liabilities – 1.5%		461,626
Net Assets – 100.0%		$29,716,145

See Notes to Schedules of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
France	$558,547	1.9%
Germany	521,350	1.8%
Israel	307,537	1.0%
Japan	216,882	0.7%
Switzerland	3,676,076	12.5%
United Kingdom	464,442	1.6%
United States ††	23,667,563	80.5%
Total	$29,412,397	100.0%
†† Includes Short-Term Securities (80.4% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 3/14/07	57,100	$111,815	$(6,127)
Euro 3/15/07	195,000	258,265	(11,872)
Swiss Franc 1/11/07	620,000	509,525	(285)
Swiss Franc 3/14/07	370,000	305,808	(3,187)
Total		$1,185,413	$(21,471)

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Global Life Sciences Portfolio
Assets:
Investments at cost	$25,091
Investments at value	$29,412
Cash	425
Deposits with broker for short sales	151
Receivables:
Dividends	16
Interest	2
Other assets	1
Total Assets	30,007
Liabilities:
Payables:
Short sales, at value (proceeds $151)	158
Investments purchased	7
Portfolio shares repurchased	40
Advisory fees	17
Transfer agent fees and expenses	1
Distribution fees - Service Shares	6
Non-interested Trustees' fees and expenses	1
Professional fees	15
Printing expense	15
Accrued expenses	10
Forward currency contracts	21
Total Liabilities	291
Net Assets	$29,716
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$31,742
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(6,320)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	4,294
Total Net Assets	$29,716
Net Assets - Institutional Shares	$3,428
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	360
Net Asset Value Per Share	$9.53
Net Assets - Service Shares	$26,288
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,797
Net Asset Value Per Share	$9.40

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
8 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Global Life Sciences Portfolio
Investment Income:
Interest	$17
Dividends	189
Dividends from affiliates	13
Foreign tax withheld	(8)
Total Investment Income	211
Expenses:
Advisory fees	219
Transfer agent expenses	4
Registration fees	4
Custodian fees	16
Professional fees	22
Non-interested Trustees' fees and expenses	5
Distribution fees - Service Shares	76
Printing expenses	45
Proxy expenses	9
System fees	36
Other expenses	17
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	453
Expense and Fee Offset	(1)
Net Expenses	452
Net Investment Income/(Loss)	(241)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	7,759
Net realized gain/(loss) from foreign currency transactions	13
Net realized gain/(loss) from short sales	(21)
Net realized gain/(loss) from option contracts	(35)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(5,322)
Net Gain/(Loss) on Investments	2,394
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,153

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 9

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(241)	$(258)
Net realized gain/(loss) from investment and foreign currency transactions	7,772	3,639
Net realized gain/(loss) from short sales	(21)	–
Net realized gain/(loss) from option contracts	(35)	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(5,322)	671
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,153	4,052
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	985	486
Service Shares	4,698	6,591
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased
Institutional Shares	(1,682)	(1,114)
Service Shares	(10,839)	(9,784)
Net Increase/(Decrease) from Capital Share Transactions	(6,838)	(3,821)
Net Increase/(Decrease) in Net Assets	(4,685)	231
Net Assets:
Beginning of period	34,401	34,170
End of period	$29,716	$34,401
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.94	$7.94	$6.93	$5.49	$7.77
Income from Investment Operations:
Net investment income/(loss)	.05	.03	.02	.02	.02
Net gain/(loss) on securities (both realized and unrealized)	.54	.97	.99	1.42	(2.30)
Total from Investment Operations	.59	1.00	1.01	1.44	(2.28)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$9.53	$8.94	$7.94	$6.93	$5.49
Total Return	6.60%	12.59%	14.57%	26.23%	(29.34)%
Net Assets, End of Period (in thousands)	$3,428	$3,879	$4,088	$3,822	$3,359
Average Net Assets for the Period (in thousands)	$3,913	$3,733	$3,998	$3,601	$4,432
Ratio of Gross Expenses to Average Net Assets(1)	1.10%	0.95%	0.90%	0.97%	0.87%
Ratio of Net Expenses to Average Net Assets(1)	1.10%	0.95%	0.90%	0.97%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.48)%	(0.53)%	(0.42)%	(0.34)%	(0.39)%
Portfolio Turnover Rate	80%	89%	108%	110%	113%

Service Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.84	$7.87	$6.89	$5.46	$7.75
Income from Investment Operations:
Net investment income/(loss)	(.01)	– (2)	– (2)	– (2)	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.57	.97	.98	1.43	(2.29)
Total from Investment Operations	.56	.97	.98	1.43	(2.29)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$9.40	$8.84	$7.87	$6.89	$5.46
Total Return	6.33%	12.33%	14.22%	26.19%	(29.55)%
Net Assets, End of Period (in thousands)	$26,288	$30,522	$30,082	$31,282	$26,514
Average Net Assets for the Period (in thousands)	$30,308	$30,905	$31,902	$28,604	$34,475
Ratio of Gross Expenses to Average Net Assets(1)	1.35%	1.20%	1.15%	1.22%	1.12%
Ratio of Net Expenses to Average Net Assets(1)	1.35%	1.20%	1.15%	1.22%	1.12%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.73)%	(0.77)%	(0.66)%	(0.59)%	(0.63)%
Portfolio Turnover Rate	80%	89%	108%	110%	113%

*See Note 3 in Notes to Financial Statements.

(1) See Note 4 in Notes to Financial Statements.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Notes to Schedule of Investments

Lipper Variable Annuity Health/Biotechnology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in healthcare, medicine, and biotechnology.

Morgan Stanley Capital International World Health Care IndexSM	The Morgan Stanley Capital International World Health Care IndexSM is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

ºº Schedule of Fair Valued Securities (as of December 31, 2006)

	Value	Value as % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Cougar Technology, Inc.	$95,498	0.3%
Fibrogen, Inc.	281,100	0.9%
GMP Companies, Inc.	126,782	0.4%
GMP Companies, Inc. - expires 6/1/11	15,352	0.1%
GMP Companies, Inc. - expires 6/1/11 (144A)	5,737	0.0%
Mediquest Therapeutics - expires 6/15/11	19,269	0.1%
Mediquest Therapeutics	240,960	0.8%
	$784,698	2.6%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities (as of December 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Cougar Biotechnology, Inc.ºº	3/31/06	$95,496	$95,498	0.3%
Fibrogen, Inc.ºº	12/28/04 - 11/08/05	170,534	281,100	0.9%
GMP Companies, Inc.ºº	5/31/06 - 10/4/06	125,133	126,782	0.4%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06 - 10/4/06	–	15,352	0.1%
GMP Companies, Inc. - expires 6/1/11 (144A)ºº	5/31/06	–	5,737	0.0%
Mediquest Therapeuticsºº	5/11/06 - 6/15/06	160,640	240,960	0.8%
Mediquest Therapeutics - expires 6/15/11ºº	5/11/06 - 6/15/06	–	19,269	0.1%
		$551,803	$784,698	2.6%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Life Sciences Portfolio	$5,375,646

12 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Life Sciences Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign

Janus Aspen Series December 31, 2006 13

Notes to Financial Statements (continued)

currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Gains and losses are reported on the Statement of Operations (if applicable). The Portfolio recognized realized losses for written options of $34,986 during the fiscal year ended December 31, 2006.

written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Gains and losses are reported on the Statement of Operations (if applicable). The Portfolio recognized realized losses for written options of $34,986 during the fiscal year ended December 31, 2006.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2006 was as follows:

Call Options	Number of Options Contracts	Premiums Received
Janus Aspen Global Life Sciences Portfolio
Options outstanding at January 1, 2006	–	$–
Options written	31	14,078
Options closed	(31)	(14,078)
Options expired	–	–
Options exercised	–	–
Options outstanding at December 31, 2006	–	–
Put Options	Number of Options Contracts	Premiums Received
Janus Aspen Global Life Sciences Portfolio
Options outstanding at January 1, 2006	–	$–
Options written	41	15,132
Options closed	(10)	(2,020)
Options expired	(31)	(13,112)
Options exercised	–	–
Options outstanding at December 31, 2006	–	–

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

14 Janus Aspen Series December 31, 2006

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $50 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006. Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets

16 Janus Aspen Series December 31, 2006

received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Global Life Sciences Portfolio
Janus Government Money Market Fund	$1,582,121	$1,582,121	$1,146	$–
Janus Institutional Cash Reserves Fund	4,369,757	4,344,298	8,118	25,459
Janus Money Market Fund	2,038,140	2,038,140	3,562	–
	$7,990,018	$7,964,559	$12,826	$25,459

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Life Sciences Portfolio	$–	$–	$(6,071,316)	$–	$(5,963)	$4,051,156

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the year ended December 31, 2006
Portfolio	December 31, 2010	December 31, 2011
Janus Aspen Global Life Sciences Portfolio	$(4,184,718)	$(1,886,598)

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Life Sciences Portfolio	$7,509,230

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Global Life Sciences Portfolio	$25,361,241	$5,904,718	$(1,853,562)

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Life Sciences Portfolio	$–	$–	$–	$(240,433)
For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Life Sciences Portfolio	$–	$–	$–	$(257,623)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31
	Institutional Shares					Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Global Life Sciences Portfolio	1.10%	0.95%	0.90%	0.97%	0.87%	1.35%	1.20%	1.15%	1.22%	1.12%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	101	58
Reinvested dividends and distributions	–	–
Shares repurchased	(175)	(139)
Net Increase(Decrease) in Portfolio Shares	(74)	(81)
Shares Outstanding, Beginning of Period	434	515
Shares Outstanding, End of Period	360	434
Transactions in Portfolio Shares – Service Shares
Shares sold	484	829
Reinvested dividends and distributions	–	–
Shares repurchased	(1,141)	(1,197)
Net Increase(Decrease) in Portfolio Shares	(657)	(368)
Shares Outstanding, Beginning of Period	3,454	3,822
Shares Outstanding, End of Period	2,797	3,454

18 Janus Aspen Series December 31, 2006

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, options contracts and short sales) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Life Sciences Portfolio	$26,835,541	$31,528,489	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Life Sciences Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Life Sciences Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

Janus Aspen Series December 31, 2006 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient

22 Janus Aspen Series December 31, 2006

personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited) (continued)

Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

24 Janus Aspen Series December 31, 2006

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing options contracts follows the Portfolio's Schedule of Investments (if applicable). Option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2006 25

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series December 31, 2006

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Aspen Series December 31, 2006 27

Trustees and Officers (unaudited) (continued)

Trustees (continued)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

28 Janus Aspen Series December 31, 2006

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Thomas R. Malley 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Life Sciences Portfolio	12/99-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 03/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2006 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-713 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Global Technology Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	23

Additional Information	24

Explanations of Charts, Tables and Financial Statements	27

Trustees and Officers	29

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot

This portfolio purses forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Barney Wilson

co-portfolio manager

Brad Slingerlend

co-portfolio manager

Performance Overview

During the 12 months ended December 31, 2006, Janus Aspen Global Technology Portfolio's Institutional Shares, Service Shares and Service II Shares advanced 8.12%, 7.83% and 7.94% respectively. By comparison, the Portfolio's primary benchmark, the S&P 500® Index, returned 15.80%, while its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology IndexSM, gained 9.31%.

Gains in the technology hardware and equipment, software services, and consumer durables sectors helped Portfolio performance. However, weakness in the pharmaceuticals and biotechnology and retailing sectors held returns back.

Investment Strategy

Janus Aspen Global Technology Portfolio's objective is to seek long-term growth of capital. We seek high quality and innovative technology companies that are growing in excess of market expectations. To do this, the Janus team of technology analysts scours the globe to find what we believe are the best investment opportunities for the Portfolio. While investing in the technology sector can be more volatile than a broader market index in the short term, we believe that over the long term the technology sector, if one can handle the volatility, is one of the best areas in which to seek above-average investment returns.

Earlier in the year we spoke of our intention to focus more on the Janus team of technology analysts' best ideas. We are pleased to report that the number of internally-rated "buy" and "strong buy" stocks in the Portfolio was over 90% at the end of the period. We have also accomplished our goal of reducing the number of names in the Portfolio. In the current environment of volatility, combined with macroeconomic and political uncertainty, we think it is even more important to focus on individual stock selection. Janus' team of technology analysts has found no shortage of compelling investment opportunities.

One of the exciting investment themes in the Portfolio involves the changes we are witnessing as the Internet goes through a second wave of innovation. Driven by broadband penetration levels reaching above 40% in many developed countries, we are starting to see new and compelling ways to utilize the Internet. Companies like YouTube, recently purchased by Google, are changing the way consumers view their entertainment options. This broader sector theme is borne out in the Portfolio's investments, including Akamai Technologies, Google and Submarino.

Another exciting theme in which the Portfolio is investing is the globalization of technology development and services. The Janus team of technology analysts has visited hundreds of companies around the world this year and we are enthusiastic about the rapidly developing skill sets in China and India. For example, Actions Semiconductor, based in China, is developing the next generation of low-cost chips for MP3 players – an expertise that has not previously existed in China. In India, the large and growing pool of skilled software engineers allowed us to see significant gains in our investments in Infosys Technologies and Satyam Computer. As innovation continues to evolve in these emerging markets, we continue to seek the best growth technology companies at reasonable valuations.

Detractors from Performance

Yahoo! continued to be an underperforming stock for the Portfolio. While we are disappointed in the near-term weakness in the stock, we are looking forward to the potential significant growth the company should see in the coming years through migration of advertising spending on the Internet. With consumers spending more and more time on the Internet every day, advertisers are expected to shift their marketing away from traditional television and print methods to the online community. We believe Yahoo!'s large user base provides an ideal global forum for this transition. As the Internet rapidly evolves into a more productive and entertaining experience, we think Yahoo!'s attractive valuation offers a compelling investment opportunity.

Juniper Networks also underperformed over the 12-month period. Juniper stumbled on a product introduction in early 2006, but has since released several new products and the stock has rebounded despite its 12-month loss of 15.07%. Following the theme mentioned above, the increased penetration of broadband and video-intensive Internet sites is likely to dramatically increase the need for the Internet routers and switches sold by Juniper.

Semiconductor company Microsemi also detracted from performance during the period. The company, along with the semiconductor industry in general, experienced an inventory correction driven by overcapacity in the first half of calendar year 2006. While this problem has weighed on many of the

2 Janus Aspen Series December 31, 2006

(unaudited)

semiconductor stocks in the Portfolio, we think it is temporary, and will likely be resolved in the first half of calendar 2007. The semiconductor supply chain has become leaner and more rational since the technology bubble six years ago and it can now quickly respond to the cyclicality of inventory and demand. With strong demand for consumer electronics, military and medical devices, we think Microsemi will see a rebound in sales of its integrated analog circuits.

Contributors to Portfolio Performance

Mobile e-mail device maker Research In Motion (RIM) of Canada was the Portfolio's top performer for the period, with a return of over 93% in the last 12 months. The maker of the popular BlackBerry handheld device was able to resolve legal problems and introduce new models, which have seen very strong demand. By continuing to innovate in form factor and user interface, the company has been able to grow more quickly than its larger rivals Nokia and Motorola. With more new models on the horizon and rapidly growing mobile e-mail and Internet penetration, RIM should be able to take advantage of continued strong demand for its products.

Infosys Technologies, mentioned above, saw an increase of 54.50% over the period as the company experienced strong growth and margin expansion. As companies in the Western world seek to become more globally competitive, they are increasingly turning to companies like Infosys to help them with their IT and software needs. With the pool of available software engineers growing more slowly in Europe and the United States, India is able to capitalize on the shortage of talent.

Another contributor to the Portfolio's positive performance was peripherals maker Logitech, which posted a 12-month return of 22.92%. Driven by several product launches in wireless mice and keyboards, gaming controllers, web cameras, voice over IP products, MP3 accessories, universal remote controls and other PC peripherals, the Swiss company continued to see increased acceptance of its products. With major product cycles coming in the video game sector, the new Microsoft Vista operating system and the continued proliferation of portable music, Logitech is expected to introduce many new and innovative products over the coming year.

Looking Ahead

The Janus team of technology analysts will continue to focus on spotting change before it happens. What is the next hot product? Where is innovation happening? Who is falling behind and who is gaining share? These are just some of the questions we try to answer before the rest of Wall Street. Leveraging the strong grassroots research foundation of Janus, we dig for the best companies. Using detailed models and valuation analysis, we exploit discrepancies between our view of where stocks will be in one to two years compared to the market's expectations. This strategy is particularly important in the current climate of economic and political uncertainty. We will continue to seek out what we believe are the best companies with the most upside potential for our shareholders.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Global Technology Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Research in Motion, Ltd. (U.S. Shares) Wireless solutions provider for mobile communications - Canada	1.95%
Hon Hai Precision Industry Company, Ltd. Personal computer parts company - Taiwan	0.95%
Infosys Technologies, Ltd. IT consulting and software services provider - India	0.85%
Submarino S.A. Internet retail services provider - Brazil	0.83%
Oracle Corp. Enterprise software services provider - U.S.	0.78%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(1.54)%
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	(0.75)%
Amazon.com, Inc. Online retailer - U.S.	(0.69)%
QUALCOMM, Inc. Wireless equipment services provider - U.S.	(0.51)%
SanDisk Corp. Flash data storage products provider - U.S.	(0.51)%

Janus Aspen Series December 31, 2006 3

Janus Aspen Global Technology Portfolio (unaudited)

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Technology Hardware & Equipment	3.96%	28.41%	6.87%
Software & Services	3.34%	32.38%	5.53%
Semiconductors & Semiconductor Equipment	1.28%	25.50%	2.82%
Media	0.63%	1.45%	3.40%
Consumer Durables & Apparel	0.32%	2.58%	1.22%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Pharmaceuticals & Biotechnology	(0.37)%	1.11%	8.07%
Retailing	(0.10)%	2.97%	3.49%
Diversified Financials	(0.08)%	0.06%	9.48%
Utilities	0.00%	0.00%	3.39%
Transportation	0.00%	0.00%	1.84%

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

Yahoo!, Inc. Web Portals/Internet Service Providers	2.7%
Suntech Power Holdings Company, Ltd. (ADR) Energy - Alternate Sources	2.7%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	2.6%
ARM Holdings PLC Electronic Components - Semiconductors	2.5%
Sony Corp. Audio and Video Products	2.4%
12.9%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 10.1% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

4 Janus Aspen Series December 31, 2006

4 Janus Aspen Series December 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Since Inception*
Janus Aspen Global Technology Portfolio - Institutional Shares	8.12%		1.15%		(11.15)%
Janus Aspen Global Technology Portfolio - Service Shares	7.83%		0.91%		(11.36)%
Janus Aspen Global Technology Portfolio - Service II Shares	7.94%		1.04%		(11.36)%
S&P 500® Index	15.80%		6.19%		1.27%
Morgan Stanley Capital International World Information Technology IndexSM	9.31%		1.33%		(10.29	)%**
Lipper Quartile	3	rd	2	nd	3	rd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Science and Technology Funds	27/52		19/42		10/14

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

This Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio's returns and NAV may be subject to such volatility.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2008. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective February 1, 2006, Mike Lu is no longer the manager of Janus Aspen Global Technology Portfolio. Brad Slingerlend and Barney Wilson are co-portfolio managers for the Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Information Technology IndexSM since inception returns calculated from January 31, 2000

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,098.40	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,100.50	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24
Expense Example - Service II Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,098.50	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

*Expenses are equal to the annualized expense ratio of 0.78% for Institutional Shares, 1.03% for Service Shares and 1.03% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

Janus Aspen Series December 31, 2006 5

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 92.2%
Advertising Sales - 1.2%
28,775	Lamar Advertising Co.*	$1,881,597
Aerospace and Defense - 0.5%
94,869	BAE Systems PLC**	790,838
Aerospace and Defense - Equipment - 1.0%
20,645	Alliant Techsystems, Inc.*,#	1,614,233
Applications Software - 4.1%
34,838	Infosys Technologies, Ltd.	1,764,569
106,280	Quest Software, Inc.*	1,557,002
110,040	Red Hat, Inc.*,#	2,530,920
19,295	Salesforce.com, Inc.*,#	703,303
		6,555,794
Audio and Video Products - 2.4%
91,000	Sony Corp.**	3,899,836
Cable Television - 1.1%
42,240	Comcast Corp. - Special Class A*	1,769,011
Chemicals - Diversified - 0.9%
22,100	Shin-Etsu Chemical Company, Ltd.**	1,480,081
Commercial Services - Finance - 1.4%
55,520	Paychex, Inc.	2,195,261
Computer Services - 1.5%
83,705	Ceridian Corp.*	2,342,066
Computers - 5.6%
31,385	Apple Computer, Inc.*,**	2,662,703
65,495	Dell, Inc.*	1,643,270
69,775	Hewlett-Packard Co.	2,874,032
13,370	Research In Motion, Ltd. (U.S. Shares)*	1,708,419
		8,888,424
Computers - Memory Devices - 2.4%
199,275	EMC Corp.*	2,630,430
29,025	SanDisk Corp.*	1,248,946
		3,879,376
Computers - Peripheral Equipment - 1.4%
74,876	Logitech International S.A.*	2,159,944
Consulting Services - 0.5%
105,185	BearingPoint, Inc.*	827,806
Data Processing and Management - 0.8%
35,890	NAVTEQ Corp.*,#	1,255,073
E-Commerce/Products - 2.0%
95,670	Submarino S.A.	3,134,071
Electronic Components - Miscellaneous - 3.3%
300,979	Hon Hai Precision Industry Company, Ltd.**	2,147,541
53,870	Koninklijke (Royal) Philips Electronics N.V.**	2,031,636
36,300	LG.Philips LCD Company, Ltd.*,**	1,087,048
		5,266,225
Electronic Components - Semiconductors - 13.6%
1,614,057	ARM Holdings PLC**	3,974,069
54,760	International Rectifier Corp.*	2,109,903
19,430	IPG Photonics Corp.*	466,320
108,545	Microsemi Corp.*	2,132,909
149,519	MIPS Technologies, Inc.*,#	1,241,008
6,250	Samsung Electronics Company, Ltd.**	4,119,623
70,362	Silicon-On-Insulator Technologies (SOITEC)*,**	2,503,143
86,855	SiRF Technology Holdings, Inc.*,#	2,216,540
105,455	Texas Instruments, Inc.**	3,037,104
		21,800,619

Shares or Principal Amount		Value
Electronic Forms - 1.6%
61,793	Adobe Systems, Inc.*	$2,540,928
Electronic Measuring Instruments - 1.8%
3,300	Keyence Corp.**	817,756
39,635	Trimble Navigation, Ltd.*	2,010,683
		2,828,439
Energy - Alternate Sources - 4.1%
12,950	First Solar, Inc.*	385,910
48,655	SunPower Corp. - Class A*,#	1,808,506
126,480	Suntech Power Holdings Company, Ltd. (ADR)*,#	4,301,585
		6,496,001
Enterprise Software/Services - 2.5%
100,525	Oracle Corp.*	1,722,999
41,632	SAP A.G.**	2,216,929
		3,939,928
Entertainment Software - 2.7%
145,649	Activision, Inc.*,**,#	2,510,989
35,445	Electronic Arts, Inc.*	1,785,010
		4,295,999
E-Services/Consulting - 0.5%
47,535	RightNow Technologies, Inc.*,#	818,553
Internet Connectivity Services - 1.1%
37,310	NDS Group PLC (ADR)*,**	1,802,446
Internet Infrastructure Software - 0.4%
13,130	Akamai Technologies, Inc.*,#	697,466
Internet Security - 1.5%
52,970	Check Point Software Technologies, Ltd. (U.S. Shares)*	1,161,102
55,615	Symantec Corp.*	1,159,573
		2,320,675
Medical - Drugs - 1.1%
99,205	Cubist Pharmaceuticals, Inc.*	1,796,603
Medical Instruments - 1.0%
43,215	St. Jude Medical, Inc.*	1,579,940
Networking Products - 1.9%
164,075	Juniper Networks, Inc.*	3,107,581
Retail - Computer Equipment - 0.8%
24,345	GameStop Corp. - Class A*	1,341,653
Retail - Consumer Electronics - 1.8%
22,955	Best Buy Company, Inc.	1,129,156
20,210	Yamada Denki Company, Ltd.**	1,715,231
		2,844,387
Semiconductor Components/Integrated Circuits - 5.8%
152,635	Actions Semiconductor Company, Ltd. (ADR)*	1,266,871
175,360	Cypress Semiconductor Corp.*,#	2,958,323
121,405	Marvell Technology Group, Ltd.*	2,329,762
255,000	Siliconware Precision Industries Co.**	400,675
1,133,075	Taiwan Semiconductor Manufacturing Company, Ltd.**	2,347,171
		9,302,802
Semiconductor Equipment - 2.0%
64,417	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	1,586,590
31,230	KLA-Tencor Corp.	1,553,693
		3,140,283
Telecommunication Equipment - 1.2%
159,694	Arris Group, Inc.*,#	1,997,772

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Telecommunication Equipment - Fiber Optics - 2.4%
154,920	Corning, Inc.*	$2,898,554
45,215	Oplink communications, Inc.*,#	929,620
		3,828,174
Telecommunication Services - 3.0%
65,900	Amdocs, Ltd. (U.S. Shares)*,**	2,553,625
70,145	NeuStar, Inc. - Class A*	2,275,504
		4,829,129
Television - 0.6%
89,884	British Sky Broadcasting Group PLC**	918,674
Web Hosting/Design - 1.4%
30,225	Equinix, Inc.*	2,285,615
Web Portals/Internet Service Providers - 3.5%
2,665	Google, Inc. - Class A*	1,227,179
169,180	Yahoo!, Inc.*,**	4,320,857
		5,548,036
Wireless Equipment - 5.8%
35,860	Crown Castle International Corp.*	1,158,278
96,450	Nokia Oyj (ADR)	1,959,864
99,425	QUALCOMM, Inc.	3,757,270
59,990	Telefonaktiebolaget LM Ericsson (ADR)	2,413,398
		9,288,810
Total Common Stock (cost $116,006,144)		147,290,149
Corporate Bonds - 0%
Computers - Peripheral Equipment - 0%
$1,000,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)‡,º,ºº,§ (cost $148,698)	0
Equity-Linked Structured Notes - 0.5%
Finance - Investment Bankers/Brokers - 0.5%
1,800	Goldman Sachs Group, Inc., convertible (Google Corp.), 0% (144A)§ (cost $725,554)	786,994
U.S. Treasury Notes - 0.2%
$375,000	U.S. Treasury Notes, 3.375% due 2/28/07** (cost $374,027)	374,033
Money Markets - 7.4%
3,249,357	Janus Institutional Cash Reserves Fund, 5.29%	3,249,357
8,530,680	Janus Money Market Fund, 5.24%	8,530,680
Total Money Markets (cost $11,780,037)		11,780,037
Other Securities - 10.8%
17,366,293	State Street Navigator Securities Lending Prime Portfolio† (cost $17,366,293)	17,366,293
Total Investments (total cost $146,400,753) – 111.1%		177,597,506
Securities Sold Short - (0.2)%
Computers - (0.1)%
10,345	Palm, Inc.*	(145,761)
Electronic Components – Semiconductors - (0.1)%
10,835	Micron Technology, Inc.*	(151,257)
Total Securities Sold Short (total proceeds $315,448)		(297,018)
Liabilities, net of Cash, Receivables and Other Assets – (10.9)%		(17,478,932)
Net Assets – 100%		$159,821,556

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$2,329,762	1.3%
Brazil	3,134,071	1.8%
Canada	1,708,419	1.0%
Cayman Islands	5,568,456	3.1%
Finland	1,959,864	1.1%
France	2,503,143	1.4%
Germany	2,216,929	1.2%
India	1,764,569	1.0%
Israel	1,161,102	0.6%
Japan	7,912,904	4.5%
Netherlands	3,618,226	2.0%
South Korea	5,206,671	2.9%
Sweden	2,413,398	1.4%
Switzerland	2,159,944	1.2%
Taiwan	4,895,387	2.8%
United Kingdom	10,039,652	5.7%
United States††	118,707,991	67.0%
Total	$177,300,488	100.0%

†† Includes Short-Term Securities and Other Securities (50.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 3/15/07	845,000	$1,654,706	$(77,336)
Euro 1/11/07	1,650,000	2,179,422	(75,672)
Japanese Yen 1/11/07	137,000,000	1,153,360	61,130
South Korean Won 3/15/07	1,270,000,000	1,369,164	(38,764)
Taiwan Dollar 3/15/07	35,000,000	1,082,541	(15,793)
Total		$7,439,193	$(146,435)

Value
Schedule of Written Options – Calls
Activision, Inc. Expires May 2007 696 Contracts Exercise price $20.00	$(48,720)
Apple Computers, Inc. Expires April 2007 89 contracts Exercise price $100.00	(29,370)
Total Written Options – Calls
785 contracts (premiums received $112,297)	$(78,090)
Schedule of Written Options – Puts
Apple Computers, Inc. Expires April 2007 50 contracts Exercise price $70.00	$(9,750)
Total of Written Options – Puts
50 contracts (premiums received $14,200)	$(9,750)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Global Technology Portfolio
Assets:
Investments at cost(1)	$146,401
Investments at value(1)	$177,598
Cash denominated in foreign currency (cost $58)	57
Deposits with broker for short sales	315
Receivables:
Investments sold	210
Portfolio shares sold	26
Dividends	22
Interest	64
Other assets	2
Forward currency contracts	61
Total Assets	178,355
Liabilities:
Payables:
Short sales, at value (premiums received of $315)	297
Options written, at value	88
Collateral for securities loaned (Note 1)	17,366
Due to custodian	221
Investments purchased	6
Portfolio shares repurchased	154
Advisory fees	87
Transfer agent fees and expenses	1
Distribution fees - Service Shares	28
Distribution fees - Service II Shares	5
Non-interested Trustees' fees and expenses	2
Foreign tax liability	12
Accrued expenses	59
Forward currency contracts	207
Total Liabilities	18,533
Net Assets	$159,822
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$546,571
Undistributed net investment income/(loss)*	(1)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(417,848)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations(2)	31,100
Total Net Assets	$159,822
Net Assets - Institutional Shares	$2,673
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	647
Net Asset Value Per Share	$4.13
Net Assets - Service Shares	$132,281
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	31,003
Net Asset Value Per Share	$4.27
Net Assets - Service II Shares	$24,868
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,720
Net Asset Value Per Share	$4.35

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $16,950,231 of securities loaned for Janus Aspen Global Technology Portfolio (Note 1).

(2)  Net of foreign taxes on investments of $11,918 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.
8 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Global Technology Portfolio
Investment Income:
Interest	$163
Securities lending income	48
Dividends	1,141
Dividends from affiliates	262
Foreign tax withheld	(64)
Total Investment Income	1,550
Expenses:
Advisory fees	1,036
Transfer agent expenses	6
Registration fees	4
Custodian fees	32
Professional fees	22
Non-interested Trustees' fees and expenses	9
Distribution fees - Service Shares	335
Distribution fees - Service II Shares	64
Printing fees	104
Proxy fees	76
Other expenses	63
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,751
Expense and Fee Offset	(7)
Net Expenses	1,744
Net Investment Income/(Loss)	(194)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	26,142
Net realized gain/(loss) from foreign currency transactions	(328)
Net realized gain/(loss) from option contracts	40
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(13,627	)(1)
Net Gain/(Loss) on Investments	12,227
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,033

(1)  Net of foreign taxes on investments of $11,918 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 9

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(194)	$(377)
Net realized gain/(loss) from investment and foreign currency transactions	25,814	8,888
Net realized gain/(loss) from option contracts	40	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	(13,627)	7,478
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,033	15,989
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	555	260
Service Shares	15,099	13,238
Service II Shares	4,128	3,814
Redemption fees
Service II Shares	15	13
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Shares repurchased
Institutional Shares	(1,075)	(1,960)
Service Shares	(30,917)	(39,648)
Service II Shares	(7,059)	(7,844)
Net Increase/(Decrease) from Capital Share Transactions	(19,254)	(32,127)
Net Increase/(Decrease) in Net Assets	(7,221)	(16,138)
Net Assets:
Beginning of period	167,043	183,181
End of period	$159,822	$167,043
Undistributed net investment income/(loss)*	$(1)	$(2)

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$3.82	$3.42	$3.39	$2.31	$3.90
Income from Investment Operations:
Net investment income/(loss)	.03	.05	.02	(.01)	.02
Net gain/(loss) on securities (both realized and unrealized)	.28	.35	.01	1.09	(1.61)
Total from Investment Operations	.31	.40	.03	1.08	(1.59)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$4.13	$3.82	$3.42	$3.39	$2.31
Total Return	8.12%	11.70%	0.88%	46.75%	(40.77)%
Net Assets, End of Period (in thousands)	$2,673	$2,989	$4,423	$5,580	$2,721
Average Net Assets for the Period (in thousands)	$2,823	$3,100	$4,887	$3,871	$3,974
Ratio of Gross Expenses to Average Net Assets(1)	0.83%	0.73%	0.72%	0.85%	0.72%
Ratio of Net Expenses to Average Net Assets(1)	0.83%	0.73%	0.72%	0.85%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.13%	0.01%	0.19%	(0.22)%	(0.05)%
Portfolio Turnover Rate	89%	42%	30%	46%	70%

Service Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$3.96	$3.55	$3.53	$2.41	$4.08
Income from Investment Operations:
Net investment income/(loss)	– (2)	– (2)	– (2)	– (2)	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.31	.41	.02	1.12	(1.67)
Total from Investment Operations	.31	.41	.02	1.12	(1.67)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$4.27	$3.96	$3.55	$3.53	$2.41
Total Return	7.83%	11.55%	0.57%	46.47%	(40.93)%
Net Assets, End of Period (in thousands)	$132,281	$138,172	$151,354	$180,513	$127,656
Average Net Assets for the Period (in thousands)	$134,175	$134,959	$161,072	$147,151	$191,037
Ratio of Gross Expenses to Average Net Assets(1)	1.08%	0.98%	0.97%	1.10%	0.97%
Ratio of Net Expenses to Average Net Assets(1)	1.08%	0.98%	0.97%	1.10%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.12)%	(0.24)%	(0.06)%	(0.44)%	(0.29)%
Portfolio Turnover Rate	89%	42%	30%	46%	70%

*  See Note 3 in Notes to Financial Statements.

(1)  See Note 4 in Notes to Financial Statements.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Financial Highlights

Service II Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2006	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$4.03	$3.62	$3.59	$2.44	$4.13
Income from Investment Operations:
Net investment income/(loss)	– (2)	– (2)	– (2)	– (2)	.01
Net gain/(loss) on securities (both realized and unrealized)	.32	.41	.03	1.14	(1.71)
Total from Investment Operations	.32	.41	.03	1.14	(1.70)
Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	– (3)	– (3)	– (3)	.01	.01
Total Distributions and Other	–	–	–	.01	.01
Net Asset Value, End of Period	$4.35	$4.03	$3.62	$3.59	$2.44
Total Return	7.94%	11.33%	0.84%	47.13%	(40.92)%
Net Assets, End of Period (in thousands)	$24,868	$25,882	$27,404	$28,634	$13,911
Average Net Assets for the Period (in thousands)	$25,605	$24,247	$25,926	$21,419	$6,085
Ratio of Gross Expenses to Average Net Assets(4)	1.08%	0.99%	0.97%	1.10%	1.04%
Ratio of Net Expenses to Average Net Assets(4)	1.08%	0.98%	0.97%	1.10%	1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.13)%	(0.25)%	(0.06)%	(0.44)%	(0.42)%
Portfolio Turnover Rate	89%	42%	30%	46%	70%

*  See Note 3 in Notes to Financial Statements.

(1)  Certain prior year amounts have been reclassified to conform to current year presentation.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Notes to Schedule of Investments

Lipper Variable Annuity Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World Information Technology IndexSM	A capitalization weighted index that monitors the performance of information technology stocks from around the world.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects rate as of December 31, 2006.

  º  Security is a defaulted security in the Portfolio with accrued interest in the amount of $40,000 that was written-off December 10, 2001.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of December 31, 2006)

	Value	Value as a % of Net Assets
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of December 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	$86,320	$–	0.0%
Goldman Sachs Group, Inc. convertible, (Google Corp.), 0%, (144A)	9/28/06	725,554	786,994	0.5%
		$811,874	$786,994	0.5%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Technology Portfolio	$39,796,211

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2006.

Janus Aspen Series December 31, 2006 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Technology Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

14 Janus Aspen Series December 31, 2006

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of December 31, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2006
Janus Aspen Global Technology Portfolio	$16,950,231

As of December 31, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2006
Janus Aspen Global Technology Portfolio	$17,366,293

As of December 31, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an infavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The Portfolio recognized realized gains of $40,249 for written options during the fiscal year ended December 31, 2006.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2006 was as follows:

Call Options	Number of Options Contracts	Premiums Received
Janus Aspen Global Technology Portfolio
Options outstanding at January 1, 2006	–	–
Options written	957	$152,546
Options closed	–	–
Options expired	(172)	(40,249)
Options exercised	–	–
Options outstanding at December 31, 2006	785	$112,297
Put Options	Number of Options Contracts	Premiums Received
Janus Aspen Global Technology Portfolio
Options outstanding at January 1, 2006	–	–
Options written	50	$14,200
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at December 31, 2006	50	$14,200

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in

16 Janus Aspen Series December 31, 2006

market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation not later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based upon the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $268 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $14,545 for the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Global Technology Portfolio
Janus Government Money Market Fund	$2,226,583	$2,226,583	$2,225	$–
Janus Institutional Cash Reserves Fund	20,403,740	17,154,383	82,831	3,249,357
Janus Money Market Fund	15,974,714	7,444,034	176,797	8,530,680
	$38,605,037	$26,825,000	$261,853	$11,780,037

18 Janus Aspen Series December 31, 2006

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2006, the Portfolio incurred "Post-October" losses during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Technology Portfolio	$–	$–	$(417,849,737)	$(671)	$41,348	$31,059,981

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2006

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012
Janus Aspen Global Technology Portfolio	$(8,891,968)	$(250,531,858)	$(148,365,762)	$(8,794,052)	$(1,266,097)

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Technology Portfolio	$24,155,145

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Global Technology Portfolio	$146,529,511	$36,545,573	$(5,477,578)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

	Distributions
For the fiscal year ended December 31, 2006 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Technology Portfolio	$–	$–	$–	$(249,285)
	Distributions
For the fiscal year ended December 31, 2005 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Technology Portfolio	$–	$–	$–	$(392,741)

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31	Institutional Shares					Service Shares					Service II Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002	2006(1)	2005(1)	2004(1)	2003	2002	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Global Technology Portfolio	0.83%	0.73%	0.72%	0.85%	0.72%	1.08%	0.98%	0.97%	1.10%	0.97%	1.08%	0.99%	0.97%	1.10%	1.04%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Global Technology Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	137	76
Reinvested dividends and distributions	–	–
Shares repurchased	(272)	(586)
Net Increase(Decrease) in Portfolio Shares	(135)	(510)
Shares Outstanding, Beginning of Period	782	1,292
Shares Outstanding, End of Period	647	782
Transactions in Portfolio Shares – Service Shares
Shares sold	3,723	3,738
Reinvested dividends and distributions	–	–
Shares repurchased	(7,632)	(11,418)
Net Increase(Decrease) in Portfolio Shares	(3,909)	(7,680)
Shares Outstanding, Beginning of Period	34,912	42,592
Shares Outstanding, End of Period	31,003	34,912
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,007	1,042
Reinvested dividends and distributions	–	–
Shares repurchased	(1,708)	(2,197)
Net Increase(Decrease) in Portfolio Shares	(701)	(1,155)
Shares Outstanding, Beginning of Period	6,421	7,576
Shares Outstanding, End of Period	5,720	6,421

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Technology Portfolio	$137,159,306	$163,649,308	$373,989	$–

20 Janus Aspen Series December 31, 2006

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court

Janus Aspen Series December 31, 2006 21

Notes to Financial Statements (continued)

dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Janus Aspen Global Technology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

24 Janus Aspen Series December 31, 2006

serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Janus Aspen Series December 31, 2006 25

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

26 Janus Aspen Series December 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. Options

A table listing option contracts follows the Portfolio's Schedule of Investments (if applicable). Option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for

Janus Aspen Series December 31, 2006 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2006

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company

30 Janus Aspen Series December 31, 2006

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
J. Brad Slingerlend 151 Detroit Street Denver, CO 80206 Age 28	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Technology Portfolio	2/06-Present	Portfolio Manager for other Janus accounts.

Burton H. Wilson 151 Detroit Street Denver, CO 80206 Age 43	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Technology Portfolio	2/06-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2000-2004) for Lincoln Equity Management.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 03/06 - Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2006 31

Notes

32 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-714 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Growth and Income Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	23

Additional Information	24

Explanations of Charts, Tables and Financial Statements	27

Designation Requirements	29

Trustees and Officers	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Growth and Income Portfolio

(unaudited)

Portfolio Snapshot

This conservative growth portfolio from Janus combines core holdings and opportunistic companies with income oriented securities, seeking to deliver consistent returns through all types of market conditions.

Minyoung Sohn

portfolio manager

Performance Overview

For the 12-month period ended December 31, 2006, Janus Aspen Growth and Income Portfolio's Institutional Shares and Service Shares returned 8.12% and 7.83%, respectively, trailing the Portfolio's primary benchmark, the S&P 500® Index, which gained 15.80%. The Portfolio's performance also fell short of the 9.07% return of the Russell 1000® Growth Index, its secondary benchmark.

First, a Few Words on Process

Especially in light of the Portfolio's underperformance versus its benchmarks, I would like to discuss how I pick stocks and construct the Portfolio. I place strong emphasis on the synthesis of qualitative research and quantitative analysis. Deep grassroots research must be tied to balance sheet, cash flow and valuation analysis. While this is what I seek from Janus' team of research analysts, I have also made clear what they can expect from me. I will be accessible. I will read research notes and review models. I will help analysts pitch their best ideas to other portfolio managers. I believe the formula for successful investing at Janus is the close collaboration among our talented research team and I intend to leverage that research as much as possible. At the end of the period, over 70% of the Portfolio's assets were held in stocks our own analysts rated as "buy" or "strong buy."

Investment Philosophy and Strategy

The primary investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is managed for shareholders in pursuit of longer-term financial objectives such as building a retirement nest egg, buying a home or funding a college education – investors who want long-term exposure to the equity market. A traditional definition of a conservative approach to equity investing implies looking at the price volatility of the Portfolio, or its beta, relative to a benchmark. I have a broader view in which the spirit of conservatism is captured in the portfolio construction process. I attempt to control risk by monitoring the diversification of the Portfolio1 and by limiting the maximum position size to under 5%. And while I employ a bottom-up approach to picking stocks, I will keep an eye on the size of sector weightings relative to the Portfolio's benchmarks.2

Portfolio Construction

From a portfolio construction point of view, I broadly think of the Portfolio as holding two buckets of stocks. The first bucket is comprised of the core holdings. What is a core holding? In my view, any company's primary business activity – whether it is Exxon Mobil, Procter & Gamble or Yahoo! – can be boiled down to one of the following areas: manufacturing (how products and/or services are built); distribution (how products go to market); or research and development (how new products or services are developed). It is my belief that companies with sustainable competitive advantages in one or more of these areas will generate superior margins and returns on invested capital versus their peer group, and that their stock prices should accordingly outperform over time. Owning these core holdings is a bet on the status quo – the company's ability to continue to build value over time.

The second bucket is comprised of "special situation" stocks. This is a widely used and somewhat ambiguous term, which might imply a new management team, changes to the business portfolio – for example, selling underperforming business units, perhaps a decision triggered by new management – or changes to the way capital is allocated among businesses or returned to shareholders. A special situation may also be characterized by moments when a company is poised to benefit from a product catalyst powerful enough to enhance the complexion of its profit and cash flow structure. The key to owning a special situation stock is having confidence that change is underway and that this dynamic element has not yet been recognized or reflected in the valuation of the company.

Weak Performers Included Yahoo! and Neurocrine Biosciences

Weighing on the Portfolio investment results were lackluster performance by several technology shares. These included Yahoo!, which declined 34.81% over the 12-month period on continued concerns about the company's long-term growth rate, as well as its competitive positioning versus Google. Nonetheless, I remain constructive on the company's potential. The traditional media industry is facing formidable challenges as content digitalization and the emergence of new distribution channels drive increased audience fragmentation and declining audiences in general. Due to its large and growing user base, I believe Yahoo! is well positioned to benefit from this trend through its multiple revenue streams in branded advertising,

2 Janus Aspen Series December 31, 2006

(unaudited)

sponsored search, and premium subscription services. In the near-term, I am also relatively positive on prospects tied to Yahoo!'s new search platform, called "Project Panama," which may help the company to improve the potential growth and profitability of its search business.

Our exposure in Neurocrine Biosciences was another large detractor, with shares down over 83% in the period. Neurocrine received a blow in the second quarter after the Food and Drug Administration (FDA) failed to approve the 15-milligram formulation of its prospective insomnia treatment Indiplon, due to concerns over certain low-level amnesia side effects. The FDA did issue approvable letters for the lower 5- and 10-milligram doses of the drug. Nonetheless, in the wake of this news, pharmaceutical marketing powerhouse Pfizer abandoned its plans to help co-market Indiplon, which cast additional uncertainty on its commercial future. Then, in the fourth quarter, the stock took another tumble after Neurocrine reported a larger-than-anticipated third quarter financial loss. Meanwhile, in November 2006 the company announced plans to conduct additional clinical studies on Indiplon, and plans to resubmit the drug for approval in the summer of 2008. Despite these struggles, we maintained a stake in Neurocrine. This decision reflected our continued evaluation of the company's trial data, and our views on the efficacy of Indiplon relative to other sleep aids.

Significant Contributors Included Energy Holdings

The Portfolio's returns for the period benefited from an overweight exposure to energy stocks relative to the benchmark, which outperformed the rest of the market for much of the period. The Portfolio's investment in energy shares is based on our fundamental analysis of supply and demand for crude oil and natural gas. There are two related critical differences between the high oil prices today and those of the past. First, current prices have been driven by demand growth and not a supply disruption. In particular, strong worldwide gross domestic product (GDP) growth and the emergence of China and India have resulted in annual demand growth of 1.5% to 2.0%, which has outpaced the rate of supply growth. Second, worldwide spare production capacity is estimated to be two million barrels per day on a demand base of 85 million barrels. This tightness may see temporary relief in 2007, but we remain bullish on oil due to our analysis of long-term supply and demand, as it is increasingly difficult to find large new sources of supply. Our research suggests that non-OPEC supply will peak in 2009 or 2010 and that OPEC will struggle to increase output meaningfully enough to the meet the world's demand growth. This will likely create a situation where the market must price out demand – at an equilibrium price that is clearly well above the $60- to $65-per-barrel price we see today.

Among individual energy shares, Exxon Mobil emerged as the Portfolio's top-performing holding for the year. The Portfolio owns Exxon due to its track record of superior returns on invested capital relative to its major integrated peer group. The company has a large resource base totaling over 72 billion barrels and should deliver accelerating production growth in the upstream business as major projects in West Africa come online. Based on projections of $60-per-barrel oil and $9 gas, we believe Exxon should generate nearly $60 billion in operating profit and $30 billion in free cash flow. On an earnings-per-share basis, Exxon will likely be approximately $6 per share next year, meaning that the shares are currently trading below the broader S&P 500® Index. I view Exxon as a solid, long-term holding in the Portfolio. As the company continues to demonstrate its earnings power and returns significant cash to shareholders through dividends and share repurchase, I believe the stock will respond.

Another strong performer, Suncor Energy, provides a leveraged play on the long-term price of oil. The company is a leading developer of oil sands in Canada. The Canadian oil sands basin near Fort McMurray, Alberta, is one of the world's largest hydrocarbon resources with over 175 billion oil-equivalent barrels. The Suncor resource base today covers 12 billion barrels of bitumen – enough to produce 10 billion barrels of oil. Although many companies have some exposure to this resource, Suncor is the only large pure play on the oil sands. I also believe the company is a highly attractive acquisition target for the major integrated oil companies (the "majors") as well as foreign government oil enterprises. The oil sands pose no exploration risk and the development cost, though large, is one which is relatively fixed and could potentially be lowered with technological advances. As it is becoming increasingly difficult to locate and develop conventional oil resources, the fixed cost structure of the abundant oil sands should look increasingly attractive to the majors. Moreover, as the majors are forced to follow oil into politically unstable regions such as West Africa and the former Soviet Union, the relative stability of Canada should make these assets even more compelling.

Closing Comments

The challenge in the recent environment has been to provide you with attractive returns (after expenses) that reward your confidence in our investment management efforts, while at the same time managing downside risk in what has been a volatile market. I welcome this challenge, as I am supported by a

Janus Aspen Series December 31, 2006 3

Janus Aspen Growth and Income Portfolio (unaudited)

talented analyst pool. I remain firm in my strategy of picking stocks one at a time and staying close to what I believe are the best ideas generated by the Janus research team.

As always, I promise you my utmost effort in the periods ahead. In addition, a portion of my personal assets are invested here at Janus in the two retail funds under my charge, Janus Growth and Income Fund and Janus Fundamental Equity Fund, and I continue to contribute every month to both.

Thank you for your investment in Janus Aspen Growth and Income Portfolio.

1 To put some numbers around this statement: the top 10 positions will generally comprise approximately 30% of the assets and the top 20 positions will be approximately 45-55% of assets.

2 Sector weightings are compared to both the S&P 500® Index and the Russell 1000® Growth Index.

Janus Aspen Growth and Income Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Exxon Mobil Corp. Petroleum and petrochemical business operator - U.S.	1.35%
Suncor Energy, Inc. Energy company - Canada	1.02%
NVIDIA Corp. Three-dimensional (3D) graphics processors provider - U.S.	0.86%
Marvel Entertainment, Inc. Character licensing, publishing, and toy manufacturing operations company - U.S.	0.72%
Bharti Tele-Ventures, Ltd. Telecommunications services provider - India	0.60%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	(1.33)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.88)%
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.78)%
Neurocrine Biosciences, Inc. Biotechnology company - U.S.	(0.76)%
Tata Steel, Ltd. Steel company - India	(0.38)%

5 Largest Contributors to Performance – Sectors

Group	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	2.59%	18.08%	9.84%
Consumer Services	1.58%	2.74%	1.66%
Capital Goods	1.28%	8.94%	8.72%
Diversified Financials	1.10%	5.09%	9.48%
Media	0.92%	3.25%	3.40%

5 Largest Detractors from Performance – Sectors

Group	Equity Contribution	Portfolio Weighting (% of Net Assets)	S&P 500® Index Weighting
Healthcare Equipment & Services	(0.84)%	6.35%	4.57%
Software & Services	(0.68)%	6.95%	5.53%
Semiconductors & Semiconductor Equipment	(0.58)%	13.06%	2.82%
Materials	(0.38)%	1.42%	2.99%
Food & Staples Retailing	(0.02)%	0.47%	2.33%

4 Janus Aspen Series December 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

General Electric Co. Diversified Operations	3.8%
Advanced Micro Devices, Inc. Electronic Components - Semiconductors	3.3%
Suncor Energy, Inc. Oil Companies - Integrated	3.0%
Hess Corp. Oil Companies - Integrated	2.9%
EMC Corp. Computers - Memory Devices	2.9%
15.9%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 7.1% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 5

Janus Aspen Growth and Income Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Since Inception*
Janus Aspen Growth and Income Portfolio - Institutional Shares	8.12%		5.69%		8.61%
Janus Aspen Growth and Income Portfolio - Service Shares	7.83%		5.45%		8.35%
S&P 500® Index	15.80%		6.19%		4.38%
Russell 1000® Growth Index	9.07%		2.69%		1.24%
Lipper Quartile - Institutional	4	th	2	nd	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	206/224		61/165		3/89

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 1, 1998

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,060.80	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Expense Example – Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,059.60	$5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the annualized expense ratio of 0.85% for Institutional Shares and 1.10% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 Janus Aspen Series December 31, 2006

Janus Aspen Growth and Income Portfolio

Schedule of Investments

As of December 31, 2006

Shares/Principal/Contract Amounts		Value
Common Stock - 90.4%
Advertising Sales - 1.3%
16,265	Lamar Advertising Co.*	$1,063,568
Aerospace and Defense - 1.8%
16,885	Boeing Co.	1,500,063
Agricultural Operations - 0.3%
9,070	Archer-Daniels-Midland Co.	289,877
Building - Residential and Commercial - 0.6%
750	NVR, Inc.*,#	483,750
Casino Hotels - 2.1%
18,805	Boyd Gaming Corp.	852,055
11,030	Harrah's Entertainment, Inc.	912,401
		1,764,456
Coal - 0.8%
15,725	Peabody Energy Corp.	635,447
Commercial Banks - 1.2%
29,130	Commerce Bancorp, Inc.#	1,027,415
Computers - 1.7%
2,030	Apple Computer, Inc.*	172,225
51,480	Dell, Inc.*	1,291,633
		1,463,858
Computers - Memory Devices - 2.9%
181,425	EMC Corp.*	2,394,810
Cosmetics and Toiletries - 2.6%
34,202	Procter & Gamble Co.	2,198,163
Dental Supplies and Equipment - 0.6%
37,835	Align Technology, Inc.*	528,555
Diversified Operations - 4.6%
84,493	General Electric Co.	3,143,984
286,000	Melco International Development, Ltd.	678,020
		3,822,004
E-Commerce/Products - 0.8%
16,550	Amazon.com, Inc.*,#	653,063
Electronic Components - Semiconductors - 10.1%
135,730	Advanced Micro Devices, Inc.*	2,762,106
34,305	NVIDIA Corp.*	1,269,628
1,400	Samsung Electronics Company, Ltd.	922,796
4,929	Samsung Electronics Company, Ltd. (GDR)	1,621,641
50,905	Spansion, Inc. - Class A*,#	756,448
38,286	Texas Instruments, Inc.	1,102,637
		8,435,256
Energy - Alternate Sources - 0.5%
13,180	Suntech Power Holdings Company, Ltd. (ADR)*,#	448,252
Entertainment Software - 1.3%
22,405	Electronic Arts, Inc.*	1,128,316
Finance - Investment Bankers/Brokers - 5.0%
41,617	Citigroup, Inc.	2,318,067
37,625	JP Morgan Chase & Co.	1,817,288
		4,135,355
Finance - Mortgage Loan Banker - 2.2%
30,670	Fannie Mae	1,821,491
Food - Canned - 0.5%
13,806	TreeHouse Foods, Inc.*	430,747

Shares/Principal/Contract Amounts		Value
Hotels and Motels - 1.0%
10,500	Four Seasons Hotels, Inc.	$860,895
Industrial Automation and Robotics - 1.8%
24,170	Rockwell Automation, Inc.	1,476,304
Investment Companies - 1.0%
38,248	KKR Private Equity Investors L.P. (U.S. Shares) (144A)**	873,967
Medical - Biomedical and Genetic - 0.8%
11,415	Celgene Corp.*	656,705
Medical - Drugs - 4.6%
12,685	Roche Holding A.G.**	2,274,659
17,171	Sanofi-Aventis**,#	1,585,521
		3,860,180
Medical - HMO - 1.4%
22,635	Coventry Health Care, Inc.*	1,132,882
Oil - Field Services - 1.3%
35,845	Halliburton Co.	1,112,987
Oil Companies - Exploration and Production - 3.5%
6,620	Apache Corp.	440,296
45,938	EnCana Corp. (U.S. Shares)	2,110,851
6,460	EOG Resources, Inc.	403,427
		2,954,574
Oil Companies - Integrated - 9.7%
27,315	Exxon Mobil Corp.	2,093,148
49,244	Hess Corp.	2,441,026
25,544	Petro-Canada	1,045,943
31,801	Suncor Energy, Inc.	2,503,121
		8,083,238
Oil Refining and Marketing - 1.3%
21,385	Valero Energy Corp.	1,094,057
Optical Supplies - 0.4%
2,785	Alcon, Inc. (U.S. Shares)**	311,279
Retail - Apparel and Shoe - 1.0%
17,460	Nordstrom, Inc.	861,476
Retail - Consumer Electronics - 1.2%
20,982	Best Buy Company, Inc.	1,032,105
Retail - Drug Store - 2.1%
56,990	CVS Corp.#	1,761,561
Retail - Jewelry - 1.5%
31,555	Tiffany & Co.#	1,238,218
Retail - Pet Food and Supplies - 1.2%
34,005	PETsMART, Inc.	981,384
Shipbuilding - 1.0%
26,800	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	841,462
Steel - Producers - 1.7%
128,284	Tata Steel, Ltd.	1,397,762
Super-Regional Banks - 1.6%
37,960	U.S. Bancorp	1,373,772
Telecommunication Services - 1.4%
80,579	Bharti Tele-Ventures, Ltd.*	1,146,876
Television - 1.7%
137,771	British Sky Broadcasting Group PLC	1,408,111

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Janus Aspen Growth and Income Portfolio

Schedule of Investments

As of December 31, 2006

Shares/Principal/Contract Amounts		Value
Therapeutics - 1.0%
16,775	Amylin Pharmaceuticals, Inc.*	$605,074
20,675	Neurocrine Biosciences, Inc.*	215,434
		820,508
Tobacco - 1.1%
11,035	Altria Group, Inc.	947,024
Toys - 1.5%
46,630	Marvel Entertainment, Inc.*,#	1,254,813
Transportation - Railroad - 0.2%
3,516	Canadian National Railway Co. (U.S. Shares)	151,293
Transportation - Services - 0.9%
10,500	United Parcel Service, Inc. - Class B	787,290
Web Portals/Internet Service Providers - 2.7%
89,690	Yahoo!, Inc.*	2,290,683
Wireless Equipment - 0.9%
38,100	Nokia Oyj (ADR)**	774,192
Total Common Stock (cost $60,936,038)		75,710,044
Equity-Linked Structured Notes - 5.9%
Finance - Investment Bankers/Brokers - 3.5%
32,965	Goldman Sachs Group, Inc., convertible (NVIDIA Corp.), 24.20% (144A)§	787,731
5,800	Goldman Sachs Group, Inc., convertible (Peabody Energy Corp., Celgene Corp. NVIDIA Corp.), 46.75% (144A)§	528,537
694,000	Lehman Brothers Holdings, Inc., convertible QUALCOMM, Inc., Lennar Corp., Suntech Power Holdings Co., Ltd.), 41.26% (144A)§	699,344
18,877	Morgan Stanley Co., convertible (QUALCOMM, Inc.), 10.01% (144A)§	714,683
67,330	Morgan Stanley Co., convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)§	245,755
		2,976,050
Money Center Banks - 0.7%
6,880	Deutsche Bank A.G., convertible (Suncor Energy, Inc.), 20.53% (144A)§	556,867
Special Purpose Entity - 1.7%
8,401	Allegro Investment Corporation S.A. convertible, (Apple Computer, Inc.) 9.08% (144A)**,§	692,504
37,665	Allegro Investment Corporation S.A. convertible, (Corning, Inc.) 20.10% (144A)**,§	715,590
		1,408,094
Total Equity-Linked Structured Notes (cost $5,033,105)		4,941,011
Money Markets - 2.5%
60,000	Janus Institutional Cash Reserves Fund, 5.29%	60,000
2,018,684	Janus Money Market Fund, 5.24%	2,018,684
Total Money Markets (cost $2,078,684)		2,078,684
Purchased Options - Calls - 0%
116	Proctor & Gamble Co., expires January 2008 exercise price $70.00 (premiums paid $28,734)	27,260
Other Securities - 7.6%
6,357,746	State Street Navigator Securities Lending Prime Portfolio† (cost $6,357,746)	6,357,746
Total Investments (total cost $74,434,307) – 106.4%		89,114,745
Liabilities, net of Cash, Receivables and Other Assets** – (6.4)%		(5,353,117)
Net Assets – 100.0%		$83,761,628

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$6,672,103	7.5%
Cayman Islands	448,252	0.5%
Finland	774,192	0.9%
France	1,585,521	1.8%
Hong Kong	678,020	0.7%
India	2,544,638	2.8%
Luxembourg	1,408,094	1.6%
Netherlands	873,967	1.0%
South Korea	3,385,899	3.8%
Switzerland	2,585,938	2.9%
United Kingdom	1,964,978	2.2%
United States††	66,193,143	74.3%
Total	$89,114,745	100.0%

††Includes Short-Term Securities and Other Securities (64.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	435,000	$574,575	$(19,950)
Euro 3/15/07	85,000	112,577	(5,175)
Swiss Franc 1/11/07	505,000	415,016	(232)
Swiss Franc 3/14/07	390,000	322,338	(3,359)
Total		$1,424,506	$(28,716)

Value
Schedule of Written Options - Puts
Procter & Gamble Co. expires January 2008 58 contracts exercise price $55.00	$(292)
Procter & Gamble Co. expires January 2008 58 contracts exercise price $60.00	(9,280)
Total Written Options - Puts
116 contracts (Premiums received $16,824)	$(9,572)

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Growth and Income Portfolio
Assets:
Investments at cost(1)	$74,434
Investments at value(1)	$89,115
Cash	36
Cash denominated in foreign currency (cost $2)	2
Restricted cash (see Note 1)	700
Receivables:
Investments sold	246
Portfolio shares sold	55
Dividends	107
Interest	11
Other assets	2
Total Assets	90,274
Liabilities:
Payables:
Options written (premiums received of $17)	10
Collateral for securities loaned (Note 1)	6,358
Portfolio shares repurchased	7
Advisory fees	44
Transfer agent fees and expenses	1
Distribution fees - Service Shares	8
Non-interested Trustees' fees and expenses	2
Foreign tax liability	11
Accrued expenses	42
Forward currency contracts	29
Total Liabilities	6,512
Net Assets	$83,762
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$122,232
Undistributed net investment income/(loss)*	163
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(53,281)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations(2)	14,648
Total Net Assets	$83,762
Net Assets - Institutional Shares	$46,586
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,495
Net Asset Value Per Share	$18.67
Net Assets - Service Shares	$37,176
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,979
Net Asset Value Per Share	$18.79

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $6,178,419 of securities loaned for Janus Aspen Growth and Income Portfolio (Note 1).

(2)  Net of foreign taxes on investments of $11,065 for Janus Aspen Growth and Income Portfolio.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 9

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Growth and Income Portfolio
Investment Income:
Interest	$42
Securities lending income	11
Dividends	2,368
Dividends from affiliates	81
Foreign tax withheld	(26)
Total Investment Income	2,476
Expenses:
Advisory fees	545
Transfer agent expenses	4
Registration fees	23
Custodian fees	18
Professional fees	19
Non-interested Trustees' fees and expenses	6
Distribution fees - Service Shares	112
Printing expenses	53
Proxy expenses	26
Legal fees	12
System fees	37
Other expenses	7
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	862
Expense and Fee Offset	(2)
Net Expenses	860
Net Investment Income/(Loss)	1,616
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	11,454
Net realized gain/(loss) from foreign currency transactions	(5)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations(1)	(5,690)
Payment from affiliate	–
Net Gain/(Loss) on Investments	5,759
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,375

(1)  Net of foreign taxes on investments of $11,065 for the Janus Aspen Growth and Income Portfolio.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$1,616	$389
Net realized gain/(loss) from investment and foreign currency transactions	11,449	5,263
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(5,690)	4,565
Payment from affiliate (Note 2)	–	23
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,375	10,240
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(757)	(211)
Service Shares	(513)	(197)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(1,270)	(408)
Capital Share Transactions:
Shares sold
Institutional Shares	18,074	13,482
Service Shares	4,815	6,649
Reinvested dividends and distributions
Institutional Shares	757	211
Service Shares	513	197
Shares repurchased
Institutional Shares	(12,946)	(7,033)
Service Shares	(27,253)	(13,021)
Net Increase/(Decrease) from Capital Share Transactions	(16,040)	485
Net Increase/(Decrease) in Net Assets	(9,935)	10,317
Net Assets:
Beginning of period	93,697	83,380
End of period	$83,762	$93,697
Undistributed net investment income/(loss)*	$163	$106

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Growth and Income Portfolio
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.57		$15.70	$14.11	$11.56	$14.87
Income from Investment Operations:
Net investment income/(loss)	.29		.10	.09	.15	.12
Net gain/(loss) on securities (both realized and unrealized)	1.13		1.88	1.60	2.53	(3.32)
Total from Investment Operations	1.42		1.98	1.69	2.68	(3.20)
Less Distributions and Other:
Dividends (from net investment income)*	(.32)		(.11)	(.10)	(.13)	(.11)
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–
Total Distributions and Other	(.32)		(.11)	(.10)	(.13)	(.11)
Net Asset Value, End of Period	$18.67		$17.57	$15.70	$14.11	$11.56
Total Return	8.12	%(2)	12.62%	11.97%	23.34%	(21.54)%
Net Assets, End of Period (in thousands)	$46,586		$38,146	$27,784	$26,816	$55,271
Average Net Assets for the Period (in thousands)	$43,210		$31,257	$25,658	$29,902	$72,550
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.86%		0.74%	0.77%	0.83%	0.76%
Ratio of Net Expenses to Average Net Assets(4)	0.86%		0.74%	0.77%	0.83%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.97%		0.62%	0.63%	0.85%	0.81%
Portfolio Turnover Rate	58%		37%	48%	43%	54%

Service Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Growth and Income Portfolio
	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$17.66	$15.77		$14.22	$11.56	$14.87
Income from Investment Operations:
Net investment income/(loss)	.31	.07		.06	.06	.08
Net gain/(loss) on securities (both realized and unrealized)	1.06	1.87		1.55	2.66	(3.31)
Total from Investment Operations	1.37	1.94		1.61	2.72	(3.23)
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.06)		(.06)	(.06)	(.08)
Distributions (from capital gains)*	–	–		–	–	–
Payment from affiliate	–	.01		–	–	–
Total Distributions and Other	(.24)	(.05)		(.06)	(.06)	(.08)
Net Asset Value, End of Period	$18.79	$17.66		$15.77	$14.22	$11.56
Total Return	7.83%	12.40	%(5)	11.32%	23.60%	(21.77)%
Net Assets, End of Period (in thousands)	$37,176	$55,551		$55,596	$62,223	$62,087
Average Net Assets for the Period (in thousands)	$44,953	$53,705		$56,017	$61,252	$78,089
Ratio of Gross Expenses to Average Net Assets(3)(4)	1.09%	0.99%		1.02%	1.10%	1.01%
Ratio of Net Expenses to Average Net Assets(4)	1.09%	0.99%		1.02%	1.10%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.70%	0.37%		0.36%	0.44%	0.57%
Portfolio Turnover Rate	58%	37%		48%	43%	54%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of December 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Growth and Income Portfolio
Allegro Investment Corporation S.A. convertible, (Apple Computer, Inc.), 9.08% (144A)	11/7/06	$678,028	$692,504	0.8%
Allegro Investment Corporation S.A. convertible, (Corning, Inc.), 20.10% (144A)	8/7/06	694,305	715,590	0.9%
Deutsche Bank A.G. convertible, (Suncor Energy, Inc.), 20.53% (144A)	8/11/06	579,342	556,867	0.7%
Goldman Sachs Group, Inc. convertible, (NVIDIA Corp.), 24.20% (144A)	7/27/06	687,980	787,731	0.9%
Goldman Sachs Group, Inc. convertible, (Peabody Energy Corp., Celgene Corp., NVIDIA Corp.), 46.75% (144A)	8/16/06	580,000	528,537	0.6%
Lehman Brothers Holdings, Inc. convertible, (QUALCOMM, Inc., Lennar Corp., Suntech Power Holdings Co., Ltd.), 41.26% (144A)	12/8/06	694,000	699,344	0.8%
Morgan Stanley Co. convertible, (QUALCOMM, Inc.), 10.01% (144A)	11/14/06	698,638	714,683	0.9%
Morgan Stanley Co. convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)	1/11/06	420,812	245,755	0.3%
		$5,033,105	$4,941,011	5.9%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Growth and Income Portfolio	$6,679,540

Janus Aspen Series December 31, 2006 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Growth and Income Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or

14 Janus Aspen Series December 31, 2006

other money market accounts, or such other collateral permitted by the Securities and Exchange Commission "(SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of December 31, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2006
Janus Aspen Growth and Income Portfolio	$6,178,419

As of December 31, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2006
Janus Aspen Growth and Income Portfolio	$6,357,746

As of December 31, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The Portfolio did not recognize any realized gains and/or losses during the fiscal year ended December 31, 2006.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2006 was as follows:

Put Options	Number of Options Contracts	Premiums Received
Janus Aspen Growth and Income Portfolio
Options outstanding at January 1, 2006	–	–
Options written	116	$16,824
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at December 31, 2006	116	$16,824

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

16 Janus Aspen Series December 31, 2006

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash

As of December 31, 2006, the Portfolio had restricted cash in the amount of $700,350. The restricted cash represents funds in relation to options contracts invested by the Portfolio at December 31, 2006. The restricted cash is held at the Portfolio's custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.62%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $140 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the fiscal year ended December 31, 2006, Janus Capital reimbursed the Portfolio $1 for Institutional Shares as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $23,304 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

18 Janus Aspen Series December 31, 2006

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Growth and Income Portfolio
Janus Government Money Market Fund	$1,071,221	$1,071,221	$872	$–
Janus Institutional Cash Reserves Fund	8,741,121	8,681,121	27,947	60,000
Janus Money Market Fund	7,699,342	5,680,658	52,395	2,018,684
	$17,511,684	$15,433,000	$81,214	$2,078,684

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Growth and Income Portfolio(1)	$162,794	$–	$(53,113,347)	$–	$7,250	$14,472,890

(1)  Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2006

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Growth and Income Portfolio(1)	$(1,032,784)	$(5,793,408)	$(30,545,851)	$(15,741,304)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Growth and Income Portfolio	$11,137,340

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Growth and Income Portfolio	$74,630,790	$16,955,913	$(2,471,958)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Growth and Income Portfolio	$1,269,497	$–	$–	$–
For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Growth and Income Portfolio	$408,094	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

	Janus Aspen Growth and
For the fiscal year ended December 31	Income Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	994	827
Reinvested dividends and distributions	42	13
Shares repurchased	(712)	(439)
Net Increase (Decrease) in Portfolio Shares	324	401
Shares Outstanding, Beginning of Period	2,171	1,770
Shares Outstanding, End of Period	2,495	2,171
Transactions in Portfolio Shares – Service Shares
Shares sold	261	409
Reinvested dividends and distributions	28	12
Shares repurchased	(1,456)	(801)
Net Increase (Decrease) in Portfolio Shares	(1,167)	(380)
Shares Outstanding, Beginning of Period	3,146	3,526
Shares Outstanding, End of Period	1,979	3,146

20 Janus Aspen Series December 31, 2006

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Growth and Income Portfolio	$49,685,041	$65,289,159	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly

Janus Aspen Series December 31, 2006 21

Notes to Financial Statements (continued)

situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth and Income Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good

24 Janus Aspen Series December 31, 2006

to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory

Janus Aspen Series December 31, 2006 25

Additional Information (unaudited) (continued)

fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

26 Janus Aspen Series December 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing option contracts follows the Portfolio's Schedule of Investments (if applicable). Option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest risk.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

Janus Aspen Series December 31, 2006 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Dividends Received Deduction Percentage

Fund
Janus Aspen Growth and Income Portfolio	63%

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee WTTW (Chicago public television station) and the University of Chicago.

30 Janus Aspen Series December 31, 2006

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2006 31

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Minyoung Sohn 151 Detroit Street Denver, CO 80206 Age 31	Executive Vice President and Portfolio Manager Janus Aspen Growth and Income Portfolio	1/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 03/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

32 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-712 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen INTECH Risk-Managed Core Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

Explanations of Charts, Tables and Financial Statements	25

Designation Requirements	27

Trustees and Officers	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen INTECH Risk-Managed Core Portfolio
(unaudited)

Managed by INTECH

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the 12 months ended December 31, 2006, Janus Aspen INTECH Risk-Managed Core Portfolio's Service Shares returned 10.77%. This compares to a 15.80% return posted by the S&P 500® Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investing process seeks to build a more efficient Portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Portfolio.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient Portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen INTECH Risk-Managed Core Portfolio.

2 Janus Aspen Series December 31, 2006

(unaudited)

Janus Aspen INTECH Risk-Managed Core Portfolio At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

BellSouth Corp. Telephone - Integrated	1.7%
Merck & Company, Inc. Medical - Drugs	1.7%
Archer-Daniels-Midland Co. Agricultural Operations	1.7%
AT&T, Inc. Telephone - Integrated	1.5%
Procter & Gamble Co. Cosmetics and Toiletries	1.5%
8.1%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 3

Janus Aspen INTECH Risk-Managed Core Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Since Inception*
Janus Aspen INTECH Risk-Managed Core Portfolio – Service Shares	10.77%		15.91%
S&P 500® Index	15.80%		13.83%
Lipper Quartile – Service Shares	4	th	2	nd
Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	159/196		42/138

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

There is no assurance that the investment process will consistently lead to successful investing.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Capital has contractually agreed to waive each Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2008. Total returns shown include fee waivers, if any and without such waivers, total returns would have been lower.

Effective May 1, 2006, Janus Aspen Risk-Managed Core Portfolio was renamed Janus Aspen INTECH Risk-Managed Core Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date - January 2, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example – Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,090.50	$7.64
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

*Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

4 Janus Aspen Series December 31, 2006

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.6%
Advertising Agencies - 0.4%
700	Omnicom Group, Inc.	$73,178
Aerospace and Defense - 4.1%
1,600	Boeing Co.	142,144
1,900	General Dynamics Corp.	141,265
2,200	Lockheed Martin Corp.	202,554
800	Northrop Grumman Corp.	54,160
2,000	Raytheon Co.	105,600
600	Rockwell Collins, Inc.	37,974
		683,697
Aerospace and Defense - Equipment - 0.1%
400	United Technologies Corp.	25,008
Agricultural Chemicals - 0.3%
1,000	Monsanto Co.	52,530
Agricultural Operations - 1.7%
9,000	Archer-Daniels-Midland Co.	287,640
Airlines - 0.1%
1,000	Southwest Airlines Co.	15,320
Apparel Manufacturers - 0.7%
800	Jones Apparel Group, Inc.	26,744
100	Liz Claiborne, Inc.	4,346
1,100	V. F. Corp.	90,288
		121,378
Appliances - 0%
56	Whirlpool Corp.	4,649
Applications Software - 0.7%
1,000	Citrix Systems, Inc.*	27,050
2,900	Intuit, Inc.*	88,479
		115,529
Automotive - Cars and Light Trucks - 0.3%
1,800	General Motors Corp.	55,296
Automotive - Medium and Heavy Duty Trucks - 0.2%
400	PACCAR, Inc.	25,960
Automotive - Truck Parts and Equipment - Original - 0.8%
1,500	Johnson Controls, Inc.	128,880
Beverages - Non-Alcoholic - 1.5%
400	Coca-Cola Co.	19,300
300	Coca-Cola Enterprises, Inc.	6,126
1,600	Pepsi Bottling Group, Inc.	49,456
2,700	PepsiCo, Inc.	168,885
		243,767
Beverages - Wine and Spirits - 0.4%
800	Brown-Forman Corp. - Class B	52,992
200	Constellation Brands, Inc. - Class A*	5,804
		58,796
Brewery - 0.3%
500	Anheuser-Busch Companies, Inc.	24,600
300	Molson Coors Brewing Co. - Class B	22,932
		47,532
Broadcast Services and Programming - 0%
100	Clear Channel Communications, Inc.	3,554

Shares or Principal Amount		Value
Cable Television - 1.0%
2,500	Comcast Corp. - Class A*	$105,825
2,400	DIRECTV Group, Inc.*	59,856
		165,681
Casino Services - 1.2%
4,400	International Game Technology	203,280
Chemicals - Diversified - 0.2%
1,300	Hercules, Inc.*	25,103
Chemicals - Specialty - 0.8%
100	Ashland, Inc.	6,918
2,300	Ecolab, Inc.	103,960
300	Sigma-Aldrich Corp.	23,316
		134,194
Coal - 0%
200	Peabody Energy Corp.	8,082
Coatings and Paint Products - 0.3%
700	Sherwin-Williams Co.	44,506
Commercial Banks - 1.2%
600	BB&T Corp.	26,358
100	Commerce Bancorp, Inc.	3,527
1,200	Compass Bancshares, Inc.	71,580
300	M&T Bank Corp.	36,648
1,098	Regions Financial Corp.	41,065
300	Zions Bancorporation	24,732
		203,910
Commercial Services - 0.3%
1,800	Convergys Corp.*	42,804
Commercial Services - Finance - 0.6%
800	Moody's Corp.	55,248
600	Paychex, Inc.	23,724
600	Western Union Co.	13,452
		92,424
Computer Services - 0.2%
500	Cognizant Technology Solutions Corp.*	38,580
Computers - 1.1%
300	Apple Computer, Inc.*	25,452
4,000	Hewlett-Packard Co.	164,760
		190,212
Computers - Integrated Systems - 0.1%
400	NCR Corp.*	17,104
Computers - Memory Devices - 0.3%
1,100	Network Appliance, Inc.*	43,208
Computers - Peripheral Equipment - 0.4%
800	Lexmark International Group, Inc. - Class A*	58,560
Consumer Products - Miscellaneous - 0.5%
1,100	Clorox Co.	70,565
200	Kimberly-Clark Corp.	13,590
		84,155
Containers - Paper and Plastic - 0.6%
1,200	Bemis Company, Inc.	40,776
1,600	Pactiv Corp.*	57,104
		97,880

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 5

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Cosmetics and Toiletries - 3.3%
500	Avon Products, Inc.	$16,520
3,300	Colgate-Palmolive Co.	215,292
400	Estee Lauder Companies, Inc. - Class A	16,328
900	International Flavors & Fragrances, Inc.	44,244
3,927	Procter & Gamble Co.	252,388
		544,772
Data Processing and Management - 0.5%
1,400	Automatic Data Processing, Inc.	68,950
100	Fidelity National Information Services, Inc.	4,009
100	First Data Corp.	2,552
100	Fiserv, Inc.*	5,242
		80,753
Disposable Medical Products - 0.2%
500	C.R. Bard, Inc.	41,485
Diversified Operations - 1.6%
1,000	Cooper Industries, Ltd. - Class A	90,430
300	Danaher Corp.	21,732
600	Dover Corp.	29,412
3,100	General Electric Co.	115,351
100	Leggett & Platt, Inc.	2,390
100	PPG Industries, Inc.	6,421
		265,736
E-Commerce/Services - 0.1%
400	IAC/InterActiveCorp*	14,864
Electric - Generation - 0.7%
5,600	AES Corp.*	123,424
Electric - Integrated - 3.7%
2,000	Allegheny Energy, Inc.*	91,820
1,400	CenterPoint Energy, Inc.	23,212
100	Dominion Resources, Inc.	8,384
100	Duke Energy Corp.	3,321
100	Edison International	4,548
300	Entergy Corp.	27,696
900	Exelon Corp.	55,701
2,300	FirstEnergy Corp.	138,690
500	FPL Group, Inc.	27,210
2,400	PG&E Corp.	113,592
100	Pinnacle West Capital Corp.	5,069
100	PPL Corp.	3,584
300	Public Service Enterprise Group, Inc.	19,914
1,400	TXU Corp.	75,894
1,100	Xcel Energy, Inc.	25,366
		624,001
Electric Products - Miscellaneous - 0.7%
1,500	Emerson Electric Co.	66,135
1,500	Molex, Inc.	47,445
		113,580
Electronic Components - Semiconductors - 0.9%
800	Micron Technology, Inc.*	11,168
2,900	NVIDIA Corp.*	107,329
1,400	QLogic Corp.*	30,688
		149,185
Electronic Forms - 0%
100	Adobe Systems, Inc.*	4,112

Shares or Principal Amount		Value
Electronic Measuring Instruments - 0%
100	Tektronix, Inc.	$2,917
Engines - Internal Combustion - 0.5%
700	Cummins, Inc.	82,726
Enterprise Software/Services - 1.2%
2,400	BMC Software, Inc.*	77,280
7,276	Oracle Corp.*	124,711
		201,991
Fiduciary Banks - 1.4%
800	Bank of New York Company, Inc.	31,496
2,300	Mellon Financial Corp.	96,945
600	Northern Trust Corp.	36,414
1,000	State Street Corp.	67,440
		232,295
Finance - Commercial - 0%
100	CIT Group, Inc.	5,577
Finance - Consumer Loans - 0.1%
200	SLM Corp.	9,754
Finance - Credit Card - 0%
1	Capital One Financial Corp.	77
Finance - Investment Bankers/Brokers - 4.3%
400	Bear Stearns Companies, Inc.	65,112
2,000	Citigroup, Inc.	111,400
400	E*TRADE Financial Corp.*	8,968
900	Goldman Sachs Group, Inc.	179,416
2,400	JP Morgan Chase & Co.	115,920
700	Lehman Brothers Holdings, Inc.	54,684
1,100	Merrill Lynch & Company, Inc.	102,410
900	Morgan Stanley Co.	73,287
		711,197
Finance - Mortgage Loan Banker - 0%
100	Fannie Mae	5,939
Finance - Other Services - 0.3%
100	Chicago Mercantile Exchange Holdings, Inc.	50,975
Financial Guarantee Insurance - 0.4%
700	Ambac Financial Group, Inc.	62,349
Food - Diversified - 2.7%
2,700	Campbell Soup Co.	105,003
1,700	ConAgra Foods, Inc.	45,900
1,400	General Mills, Inc.	80,640
2,700	H.J. Heinz Co.	121,527
800	Kellogg Co.	40,048
1,700	McCormick & Company, Inc.	65,552
		458,670
Food - Retail - 1.6%
5,600	Kroger Co.	129,192
4,100	Safeway, Inc.	141,696
		270,888
Food - Wholesale/Distribution - 0.1%
400	Sysco Corp.	14,704

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Gas - Distribution - 0.8%
2,100	KeySpan Corp.	$86,478
100	Nicor, Inc.	4,680
100	NiSource, Inc.	2,410
400	Peoples Energy Corp.	17,828
300	Sempra Energy Co.	16,812
		128,208
Health Care Cost Containment - 0.2%
600	McKesson Corp.	30,420
Home Decoration Products - 0.4%
2,500	Newell Rubbermaid, Inc.	72,375
Hotels and Motels - 0.4%
1,100	Hilton Hotels Corp.	38,390
700	Marriott International, Inc. - Class A	33,404
		71,794
Identification Systems and Devices - 0.1%
1,300	Symbol Technologies, Inc.	19,422
Instruments - Controls - 0.8%
3,000	Thermo Electron Corp.*	135,870
Instruments - Scientific - 0.5%
2,200	Applera Corp. - Applied Biosystems Group	80,718
100	Waters Corp.*	4,897
		85,615
Insurance Brokers - 0.3%
1,200	Aon Corp.	42,408
Internet Security - 0%
200	Symantec Corp.*	4,170
Investment Management and Advisory Services - 1.0%
900	Ameriprise Financial, Inc.	49,050
600	Franklin Resources, Inc.	66,102
1,000	T. Rowe Price Group, Inc.	43,770
		158,922
Life and Health Insurance - 1.4%
200	AFLAC, Inc.	9,200
658	Lincoln National Corp.	43,691
1,500	Principal Financial Group, Inc.	88,050
300	Prudential Financial, Inc.	25,758
1,100	Torchmark Corp.	70,136
		236,835
Machinery - Construction and Mining - 0.2%
200	Caterpillar, Inc.	12,266
200	Terex Corp.*	12,916
		25,182
Machinery - Farm - 0.2%
400	Deere & Co.	38,028
Medical - Biomedical and Genetic - 0.4%
1,300	Celgene Corp.*	74,789

Shares or Principal Amount		Value
Medical - Drugs - 3.1%
500	Abbott Laboratories	$24,355
800	Bristol-Myers Squibb Co.	21,056
200	Eli Lilly and Co.	10,420
1,400	Forest Laboratories, Inc.*	70,840
6,600	Merck & Company, Inc.	287,760
1,100	Pfizer, Inc.	28,490
100	Schering-Plough Corp.	2,364
1,400	Wyeth	71,288
		516,573
Medical - Generic Drugs - 0%
100	Mylan Laboratories, Inc.	1,996
Medical - HMO - 0.6%
1,700	Humana, Inc.*	94,027
Medical - Nursing Homes - 0.3%
1,100	Manor Care, Inc.	51,612
Medical - Wholesale Drug Distributors - 1.0%
2,300	AmerisourceBergen Corp.	103,408
1,100	Cardinal Health, Inc.	70,873
		174,281
Medical Information Systems - 0.1%
400	IMS Health, Inc.	10,992
Medical Instruments - 0%
100	Medtronic, Inc.	5,351
Medical Labs and Testing Services - 1.1%
1,700	Laboratory Corporation of America Holdings*	124,899
1,000	Quest Diagnostics, Inc.	53,000
		177,899
Medical Products - 1.0%
1,000	Baxter International, Inc.	46,390
600	Becton, Dickinson and Co.	42,090
1,300	Johnson & Johnson	85,826
		174,306
Metal - Copper - 0.8%
1,100	Phelps Dodge Corp.	131,692
Motorcycle and Motor Scooter Manufacturing - 0.3%
800	Harley-Davidson, Inc.	56,376
Multi-Line Insurance - 1.7%
100	Allstate Corp.	6,511
200	Cincinnati Financial Corp.	9,062
600	Genworth Financial, Inc. - Class A	20,526
5,100	Loews Corp.	211,497
500	MetLife, Inc.	29,505
		277,101
Multimedia - 2.0%
1,100	McGraw-Hill Companies, Inc.	74,822
6,500	News Corporation, Inc. - Class A	139,620
200	Time Warner, Inc.	4,356
3,500	Walt Disney Co.	119,945
		338,743
Networking Products - 0.5%
3,000	Cisco Systems, Inc.*	81,990
Non-Hazardous Waste Disposal - 0.9%
3,100	Allied Waste Industries, Inc.*	38,099
3,200	Waste Management, Inc.	117,664
		155,763

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Oil - Field Services - 0.8%
500	Baker Hughes, Inc.	$37,330
1,500	Schlumberger, Ltd. (U.S. Shares)	94,740
100	Weatherford International, Ltd*	4,179
		136,249
Oil and Gas Drilling - 0%
100	Transocean, Inc. (U.S. Shares)*	8,089
Oil Companies - Integrated - 1.7%
165	Chevron Corp.	12,132
2,500	Exxon Mobil Corp.	191,575
870	Marathon Oil Corp.	80,475
		284,182
Optical Supplies - 0.8%
1,100	Allergan, Inc.	131,714
Pharmacy Services - 0.7%
300	Caremark Rx, Inc.	17,133
200	Express Scripts, Inc. - Class A*	14,320
1,517	Medco Health Solutions, Inc.*	81,068
		112,521
Pipelines - 0.4%
500	Kinder Morgan, Inc.	52,875
100	Questar Corp.	8,305
		61,180
Power Converters and Power Supply Equipment - 0.2%
1,000	American Power Conversion Corp.	30,590
Property and Casualty Insurance - 0.6%
1,000	Chubb Corp.	52,910
900	Progressive Corp.	21,798
500	St. Paul Travelers Companies, Inc.	26,845
		101,553
Real Estate Management/Services - 0.2%
1,100	CB Richard Ellis Group, Inc.*	36,520
REIT - Apartments - 1.9%
1,300	Apartment Investment & Management Co. - Class A	72,826
1,800	Archstone-Smith Trust, Inc.	104,778
2,600	Equity Residential Properties Trust	131,950
		309,554
REIT - Diversified - 0.6%
800	Vornado Realty Trust	97,200
REIT - Office Property - 1.5%
1,300	Boston Properties, Inc.	145,444
2,200	Equity Office Properties Trust	105,974
		251,418
REIT - Regional Malls - 0.1%
100	Simon Property Group, Inc.	10,129
REIT - Shopping Centers - 0.5%
1,700	Kimco Realty Corp.	76,415
REIT - Storage - 0.2%
400	Public Storage, Inc.	39,000
REIT - Warehouse and Industrial - 0.3%
900	ProLogis	54,693
Retail - Apparel and Shoe - 0.4%
2,600	Limited, Inc.	75,244

Shares or Principal Amount		Value
Retail - Auto Parts - 0.1%
100	AutoZone, Inc.*	$11,556
Retail - Consumer Electronics - 0.1%
1,300	Circuit City Stores, Inc.	24,674
Retail - Discount - 1.2%
1,400	Big Lots, Inc.*	32,088
1,300	Costco Wholesale Corp.	68,731
900	Family Dollar Stores, Inc.	26,397
2,400	TJX Companies, Inc.	68,448
		195,664
Retail - Drug Store - 0.1%
300	CVS Corp.	9,273
100	Walgreen Co.	4,589
		13,862
Retail - Major Department Stores - 1.2%
1,800	J.C. Penney Company, Inc.	139,248
400	Sears Holdings Corp.*	67,172
		206,420
Retail - Office Supplies - 1.2%
3,900	Office Depot, Inc.*	148,863
1,000	OfficeMax, Inc.	49,650
		198,513
Retail - Regional Department Stores - 1.1%
700	Dillard's, Inc. - Class A	24,479
604	Federated Department Stores, Inc.	23,031
2,000	Kohl's Corp.*	136,860
		184,370
Retail - Restaurants - 1.6%
500	Darden Restaurants, Inc.	20,085
1,400	McDonald's Corp.	62,062
3,500	Starbucks Corp.*	123,970
1,600	Wendy's International, Inc.	52,944
200	Yum! Brands, Inc.	11,760
		270,821
Savings/Loan/Thrifts - 0%
200	Sovereign Bancorp, Inc.	5,078
Semiconductor Equipment - 0%
100	Novellus Systems, Inc.*	3,442
Steel - Producers - 1.2%
3,200	Nucor Corp.	174,912
300	United States Steel Corp.	21,942
		196,854
Steel - Specialty - 0.7%
1,200	Allegheny Technologies, Inc.	108,816
Super-Regional Banks - 3.1%
3,976	Bank of America Corp.	212,278
500	KeyCorp	19,015
300	National City Corp.	10,968
1,600	PNC Bank Corp.	118,464
200	SunTrust Banks, Inc.	16,890
1,200	U.S. Bancorp	43,428
227	Wachovia Corp.	12,928
2,500	Wells Fargo & Co.	88,900
		522,871
Telecommunication Equipment - Fiber Optics - 0%
200	Ciena Corp.*	5,542

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Telephone - Integrated - 4.0%
7,157	AT&T, Inc.	$255,863
6,200	BellSouth Corp.	292,082
1,400	CenturyTel, Inc.	61,124
900	Citizens Communications Co.	12,933
400	Verizon Communications, Inc.	14,896
2,413	Windstream Corp.	34,313
		671,211
Television - 0.7%
300	CBS Corp. - Class B	9,354
3,100	Univision Communications, Inc. - Class A*	109,802
		119,156
Therapeutics - 0.7%
1,700	Gilead Sciences, Inc.*	110,381
Tobacco - 2.5%
1,600	Altria Group, Inc.	137,312
2,400	Reynolds American, Inc.	157,128
2,000	UST, Inc.	116,400
		410,840
Tools - Hand Held - 0.1%
500	Snap-On, Inc.	23,820
Toys - 0.7%
1,100	Hasbro, Inc.	29,975
3,800	Mattel, Inc.	86,108
		116,083
Transportation - Railroad - 2.1%
1,100	Burlington Northern Santa Fe Corp.	81,191
3,400	CSX Corp.	117,062
500	Norfolk Southern Corp.	25,145
1,400	Union Pacific Corp.	128,828
		352,226
Transportation - Services - 0.9%
700	FedEx Corp.	76,034
800	Ryder System, Inc.	40,848
500	United Parcel Service, Inc. - Class B	37,490
		154,372
Travel Services - 0%
100	Sabre Group Holdings, Inc.	3,189
Web Portals/Internet Service Providers - 0.6%
200	Google, Inc. - Class A*	92,096
Total Investments (total cost $14,479,895) – 99.6%		16,655,216
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		66,009
Net Assets – 100%		$16,721,225

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$94,609	0.6%
Cayman Islands	8,089	0.0%
Netherlands	94,740	0.6%
United States	16,457,778	98.8%
Total	$16,655,216	100.0%

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 9

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
Assets:
Investments at cost	$14,480
Investments at value	$16,655
Receivables:
Investments sold	451
Portfolio shares sold	15
Dividends	35
Interest	–
Other assets	–
Total Assets	17,156
Liabilities:
Payables:
Due to custodian	132
Investments purchased	230
Portfolio shares repurchased	13
Advisory fees	6
Transfer agent fees and expenses	1
Distribution fees - Service Shares	4
Administrative service fees - Service Shares	1
Non-interested Trustees' fees and expenses	1
Professional fees	20
Printing expenses	15
Accrued expenses	12
Total Liabilities	435
Net Assets	$16,721
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$14,447
Undistributed net investment income/(loss)*	12
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	87
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,175
Total Net Assets	$16,721
Net Assets - Service Shares	$16,721
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,316
Net Asset Value Per Share	$12.71

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
Investment Income:
Interest	$7
Dividends	288
Dividends from affiliates	2
Total Investment Income	297
Expenses:
Advisory fees	91
Transfer agent expenses	3
Registration fees	–
Custodian fees	35
Professional fees	28
Non-interested Trustees' fees and expenses	4
Distribution fees - Service Shares	46
Administrative service fees - Service Shares	18
Printing expenses	40
Proxy expense	20
System fees	36
Legal fees	12
Other expenses	6
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	339
Expense and Fee Offset	–
Net Expenses	339
Less: Excess Expense Reimbursement	(74)
Net Expenses after Expense Reimbursement	265
Net Investment Income/(Loss)	32
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,429
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	148
Net Gain/(Loss) on Investments	1,577
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,609

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$32	$80
Net realized gain/(loss) from investment transactions	1,429	2,585
Change in unrealized net appreciation/(depreciation) of investments	148	(679)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,609	1,986
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(20)	(53)
Net realized gain from investment transactions*
Service Shares	(1,319)	(3,103)
Tax return of capital*
Service Shares	–	(322)
Net Decrease from Dividends and Distributions	(1,339)	(3,478)
Capital Share Transactions:
Shares sold
Service Shares	12,671	8,966
Reinvested dividends and distributions
Service Shares	1,339	3,478
Shares repurchased
Service Shares	(17,313)	(11,878)
Net Increase/(Decrease) from Capital Share Transactions	(3,303)	566
Net Increase/(Decrease) in Net Assets	(3,033)	(926)
Net Assets:
Beginning of period	19,754	20,680
End of period	$16,721	$19,754
Undistributed net investment income/(loss)*	$12	$–

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Financial Highlights – Service Shares

For a share outstanding during each fiscal year or period ended December 31	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
	2006	2005	2004	2003(2)
Net Asset Value, Beginning of Period	$12.47	$13.60	$12.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.04	.02	– (3)
Net gain/(loss) on securities (both realized and unrealized)	1.33	1.43	2.16	2.50
Total from Investment Operations	1.35	1.47	2.18	2.50
Less Distributions:
Dividends (from net investment income)*	(.02)	(.04)	(.01)	–
Distributions (from capital gains)*	(1.09)	(2.35)	(1.06)	(.01)
Tax return of capital*	–	(.21)	–	–
Total Distributions	(1.11)	(2.60)	(1.07)	(.01)
Net Asset Value, End of Period	$12.71	$12.47	$13.60	$12.49
Total Return**	10.77%	10.92%	17.55%	24.99%
Net Assets, End of Period (in thousands)	$16,721	$19,754	$20,680	$11,337
Average Net Assets for the Period (in thousands)	$18,260	$19,174	$15,270	$8,414
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.35%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.34%	1.43%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%	0.42%	0.14%	0%
Portfolio Turnover Rate***	141%	109%	84%	61%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(3)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 13

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*Non-income-producing security.

14 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen INTECH Risk-Managed Core Portfolio (formerly named Janus Aspen Risk-Managed Core Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. Janus Capital redeemed all seed capital in the Portfolio on February 27, 2006.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings.

Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The Portfolio may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period). Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Effective January 1, 2006, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of

16 Janus Aspen Series December 31, 2006

INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $28 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen INTECH Risk-Managed Core Portfolio(1)
Janus Government Money Market Fund	$34,463	$34,463	$14	$–
Janus Institutional Cash Reserves Fund	794,274	794,274	749	–
Janus Money Market Fund	720,669	720,669	1,024	–
	$1,549,406	$1,549,406	$1,787	$–

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen INTECH Risk-Managed Core Portfolio(1)	$11,850	$151,778	$–	$–	$–	$2,110,617

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen INTECH Risk-Managed Core Portfolio(1)	$14,544,599	$2,245,448	$(134,831)

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen INTECH Risk-Managed Core Portfolio(1)	$19,977	$1,319,180	$–	$–

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

For the fiscal period ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen INTECH Risk-Managed Core Portfolio(1)	$1,124,844	$2,031,127	$321,728	$–

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31	Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003(2)
Janus Aspen INTECH Risk-Managed Core Portfolio(3)	1.86%	1.35%	1.43%	2.62%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(3)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

18 Janus Aspen Series December 31, 2006

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen INTECH Risk-Managed Core Portfolio(1)
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Service Shares:
Shares sold	974	646
Reinvested dividends and distributions	105	274
Shares repurchased	(1,348)	(856)
Net Increase/(Decrease) in Portfolio Shares	(269)	64
Shares Outstanding, Beginning of Period	1,585	1,521
Shares Outstanding, End of Period	1,316	1,585

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen INTECH Risk-Managed Core Portfolio(1)	$25,667,944	$30,031,307	$–	$–

(1)  Formerly named Janus Aspen Risk-Managed Core Portfolio.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen INTECH Risk-Managed Core Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH Risk-Managed Core Portfolio (formerly Janus Aspen Risk-Managed Core Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

Janus Aspen Series December 31, 2006 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30, is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been

22 Janus Aspen Series December 31, 2006

consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited) (continued)

managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

24 Janus Aspen Series December 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

Janus Aspen Series December 31, 2006 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series December 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Capital Gain Distributions

Portfolio
Janus Aspen INTECH Risk-Managed Core Portfolio(1)	$1,319,180

(1) Formerly named Janus Aspen Risk-Managed Core Portfolio

Dividends Received Deduction Percentage

Portfolio
Janus Aspen INTECH Risk-Managed Core Portfolio(1)	100%

(1) Formerly named Janus Aspen Risk-Managed Core Portfolio

Janus Aspen Series December 31, 2006 27

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); WTTW (Chicago public television station) and the University of Chicago.

28 Janus Aspen Series December 31, 2006

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 03/06 - Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

30 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 31

Notes

32 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-718 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen INTECH Risk-Managed Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	22

Additional Information	23

Explanations of Charts, Tables and Financial Statements	26

Designation Requirements	28

Trustees and Officers	29

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The portfolio Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen INTECH Risk-Managed Growth Portfolio
(unaudited)

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the 12 months ended December 31, 2006, Janus Aspen INTECH Risk-Managed Growth Portfolio's Service Shares returned 6.22%. This compares to a 9.07% gain posted by the Russell 1000® Growth Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investing process seeks to build a more efficient Portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Portfolio.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient Portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen INTECH Risk-Managed Growth Portfolio.

2 Janus Aspen Series December 31, 2006

Janus Aspen INTECH Risk-Managed Growth Portfolio
(unaudited)

Janus Aspen INTECH Risk-Managed Growth Portfolio At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

General Electric Co. Diversified Operations	2.2%
Procter & Gamble Co. Cosmetics and Toiletries	2.0%
Merck & Company, Inc. Medical - Drugs	1.4%
Google, Inc. - Class A Web Portals/Internet Service Providers	1.3%
Colgate-Palmolive Co. Cosmetics and Toiletries	1.3%
8.2%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 3

Janus Aspen INTECH Risk-Managed Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Since Inception*
Janus Aspen INTECH Risk-Managed Growth Portfolio – Service Shares	6.22%		12.39%
Russell 1000® Growth Index	9.07%		11.25%
Lipper Quartile	3	rd	3	rd
Lipper Ranking based on total returns for Variable Annuity Mid-Cap Growth Funds	101/157		78/110

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2008. Without such waivers total returns would have been lower.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective May 1, 2006, Janus Aspen Risk-Managed Growth Portfolio was renamed to Janus Aspen INTECH Risk-Managed Growth Portfolio.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – January 2, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,032.50	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

*Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

4 Janus Aspen Series December 31, 2006

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.7%
Advertising Agencies - 0.5%
500	Omnicom Group, Inc.	$52,270
Advertising Sales - 0.3%
500	Lamar Advertising Co.*	32,695
Aerospace and Defense - 2.0%
700	Boeing Co.	62,188
800	Lockheed Martin Corp.	73,656
300	Northrop Grumman Corp.	20,310
600	Raytheon Co.	31,680
300	Rockwell Collins, Inc.	18,987
		206,821
Aerospace and Defense - Equipment - 0.3%
500	United Technologies Corp.	31,260
Agricultural Chemicals - 0.2%
300	Monsanto Co.	15,759
Airlines - 1.1%
700	AMR Corp.*	21,161
1,100	Continental Airlines, Inc. - Class B*	45,375
2,100	Southwest Airlines Co.	32,172
200	US Airways Group, Inc.*	10,770
		109,478
Applications Software - 1.8%
200	Citrix Systems, Inc.*	5,410
1,500	Intuit, Inc.*	45,765
4,300	Microsoft Corp.	128,398
200	Red Hat, Inc.*	4,600
		184,173
Audio and Video Products - 0.1%
100	Harman International Industries, Inc.	9,991
Automotive - Medium and Heavy Duty Trucks - 0.3%
600	Oshkosh Truck Corp.	29,052
100	PACCAR, Inc.	6,490
		35,542
Automotive - Truck Parts and Equipment - Original - 0.5%
600	Johnson Controls, Inc.	51,552
Batteries and Battery Systems - 0.4%
600	Energizer Holdings, Inc.*	42,594
Beverages - Non-Alcoholic - 1.7%
500	Coca-Cola Co.	24,125
400	Hansen Natural Corp.*	13,472
900	Pepsi Bottling Group, Inc.	27,819
1,800	PepsiCo, Inc.	112,590
		178,006
Beverages - Wine and Spirits - 0.7%
1,000	Brown-Forman Corp. - Class B	66,240
100	Constellation Brands, Inc. - Class A*	2,902
		69,142
Brewery - 0.3%
600	Anheuser-Busch Companies, Inc.	29,520
Broadcast Services and Programming - 0.5%
100	Discovery Holding Co. - Class A*	1,609
800	Liberty Global, Inc. - Class A*	23,320
1,000	Liberty Media Holding Corp.*	21,570
		46,499

Shares or Principal Amount		Value
Building - Mobile Home and Manufactured Homes - 0%
100	Thor Industries, Inc.	$4,399
Cable Television - 1.8%
1,400	Cablevision Systems New York Group - Class A	39,872
1,300	Comcast Corp. - Class A*	55,029
3,100	DIRECTV Group, Inc.*	77,314
500	EchoStar Communications Corp. - Class A*	19,015
		191,230
Casino Hotels - 0.8%
400	Las Vegas Sands Corp.*	35,792
100	MGM Mirage*	5,735
400	Wynn Resorts, Ltd.	37,540
		79,067
Casino Services - 1.2%
2,700	International Game Technology	124,740
Cellular Telecommunications - 0.1%
200	Leap Wireless International, Inc.*	11,894
Chemicals - Diversified - 0.2%
400	E.I. du Pont de Nemours and Co.	19,484
100	Rohm & Haas Co.	5,112
		24,596
Chemicals - Specialty - 0.6%
1,300	Ecolab, Inc.	58,760
100	Sigma-Aldrich Corp.	7,772
		66,532
Coatings and Paint Products - 0.1%
200	Sherwin-Williams Co.	12,716
Commercial Banks - 0.3%
300	Commerce Bancorp, Inc.	10,581
100	Cullen/Frost Bankers, Inc.	5,582
400	East West Bancorp, Inc.	14,168
		30,331
Commercial Services - 0.7%
1,000	Alliance Data Systems Corp.*	62,470
100	Convergys Corp.*	2,378
200	Iron Mountain, Inc.*	8,268
		73,116
Commercial Services - Finance - 1.2%
1,100	Moody's Corp.	75,966
800	Paychex, Inc.	31,632
900	Western Union Co.	20,178
		127,776
Computer Services - 1.1%
200	Ceridian Corp.*	5,596
600	Cognizant Technology Solutions Corp.*	46,296
500	DST Systems, Inc.*	31,315
400	Electronic Data Systems Corp.	11,020
300	FactSet Research Systems, Inc.	16,944
		111,171
Computers - 1.4%
300	Apple Computer, Inc.*	25,452
2,200	Hewlett-Packard Co.	90,618
300	IBM Corp.	29,145
		145,215

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 5

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Computers - Integrated Systems - 0.3%
400	Diebold, Inc.	$18,640
300	NCR Corp.*	12,828
		31,468
Computers - Memory Devices - 0.3%
700	Network Appliance, Inc.*	27,496
100	SanDisk Corp.*	4,303
100	Western Digital Corp.*	2,046
		33,845
Computers - Peripheral Equipment - 0.3%
400	Lexmark International Group, Inc. - Class A*	29,280
Consulting Services - 0.4%
500	Corporate Executive Board Co.	43,850
Consumer Products - Miscellaneous - 0.1%
200	Kimberly-Clark Corp.	13,590
Containers - Paper and Plastic - 0.5%
100	Packaging Corporation of America	2,210
1,500	Pactiv Corp.*	53,535
		55,745
Cosmetics and Toiletries - 4.0%
200	Alberto-Culver Co.	4,290
600	Avon Products, Inc.	19,824
2,100	Colgate-Palmolive Co.	137,004
300	Estee Lauder Companies, Inc. - Class A	12,246
800	International Flavors & Fragrances, Inc.	39,328
3,242	Procter & Gamble Co.	208,363
		421,055
Data Processing and Management - 1.4%
400	Acxiom Corp.	10,260
1,000	Automatic Data Processing, Inc.	49,250
100	Dun & Bradstreet Corp.*	8,279
100	Fidelity National Information Services, Inc.	4,009
800	First Data Corp.	20,416
100	Global Payments, Inc.	4,630
100	MasterCard, Inc. - Class A	9,849
400	MoneyGram International, Inc.	12,544
400	SEI Investments Co.	23,824
		143,061
Dental Supplies and Equipment - 0.2%
600	Dentsply International, Inc.	17,910
Diagnostic Kits - 0.3%
400	IDEXX Laboratories, Inc.*	31,720
Dialysis Centers - 0%
50	Davita, Inc.*	2,844
Disposable Medical Products - 0.2%
300	C.R. Bard, Inc.	24,891
Distribution/Wholesale - 0.2%
100	Fastenal Co.	3,588
200	WESCO International, Inc.*	11,762
		15,350
Diversified Operations - 4.3%
400	Brink's Co.	25,568
400	Carlisle Companies, Inc.	31,400
400	Danaher Corp.	28,976
1,000	Dover Corp.	49,020
6,200	General Electric Co.	230,701

Shares or Principal Amount		Value
Diversified Operations - (continued)
100	Honeywell International, Inc.	$4,524
300	Leggett & Platt, Inc.	7,170
500	Parker Hannifin Corp.	38,440
200	PPG Industries, Inc.	12,842
200	Textron, Inc.	18,754
		447,395
Diversified Operations - Commercial Services - 0.5%
1,600	ARAMARK Corp.- Class B	53,520
E-Commerce/Products - 0.3%
500	Nutri/Syestem, Inc.*	31,695
E-Commerce/Services - 0.2%
1,500	Emdeon Corp.*	18,585
100	IAC/InterActiveCorp*	3,716
		22,301
Electric - Generation - 0.4%
1,900	AES Corp.*	41,876
Electric - Integrated - 1.2%
1,000	Allegheny Energy, Inc.*	45,910
100	Constellation Energy Group, Inc.	6,887
100	DPL, Inc.	2,778
900	Exelon Corp.	55,701
300	TXU Corp.	16,263
		127,539
Electric Products - Miscellaneous - 1.4%
2,200	Emerson Electric Co.	96,998
1,600	Molex, Inc.	50,608
		147,606
Electronic Components - Semiconductors - 1.0%
1,500	Agere Systems, Inc.*	28,755
500	Micron Technology, Inc.*	6,980
700	NVIDIA Corp.*	25,907
2,100	QLogic Corp.*	46,032
		107,674
Electronic Connectors - 0.4%
500	Amphenol Corp. - Class A	31,040
300	Thomas & Betts Corp.*	14,184
		45,224
Electronic Forms - 0.1%
280	Adobe Systems, Inc.*	11,514
Electronic Measuring Instruments - 0.3%
100	Agilent Technologies, Inc.*	3,485
300	Tektronix, Inc.	8,751
300	Trimble Navigation, Ltd.*	15,219
		27,455
Energy - Alternate Sources - 0.2%
900	Covanta Holding Corp.*	19,836
Engines - Internal Combustion - 0.3%
300	Cummins, Inc.	35,454
Enterprise Software/Services - 1.3%
3,900	BEA Systems, Inc.*	49,062
1,100	BMC Software, Inc.*	35,420
3,057	Oracle Corp.*	52,397
		136,879

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Fiduciary Banks - 1.1%
100	Bank of New York Company, Inc.	$3,937
300	Mellon Financial Corp.	12,645
800	Northern Trust Corp.	48,552
700	State Street Corp.	47,208
		112,342
Finance - Consumer Loans - 0.5%
600	First Marblehead Corp.	32,790
400	SLM Corp.	19,508
		52,298
Finance - Credit Card - 0.1%
200	American Express Co.	12,134
Finance - Investment Bankers/Brokers - 2.3%
100	Charles Schwab Corp.	1,934
600	Goldman Sachs Group, Inc.	119,610
600	Merrill Lynch & Company, Inc.	55,860
700	Morgan Stanley Co.	57,001
		234,405
Finance - Mortgage Loan Banker - 0.2%
300	Freddie Mac	20,370
Finance - Other Services - 1.3%
100	CBOT Holdings, Inc. - Class A*	15,147
200	Chicago Mercantile Exchange Holdings, Inc.	101,950
200	IntercontinentalExchange, Inc.*	21,580
		138,677
Financial Guarantee Insurance - 0.1%
100	Ambac Financial Group, Inc.	8,907
Food - Diversified - 2.1%
1,300	Campbell Soup Co.	50,557
600	General Mills, Inc.	34,560
1,300	H.J. Heinz Co.	58,513
500	Kellogg Co.	25,030
1,200	McCormick & Company, Inc.	46,272
		214,932
Food - Retail - 0.1%
400	Kroger Co.	9,228
Food - Wholesale/Distribution - 0.2%
600	Sysco Corp.	22,056
Garden Products - 0.1%
200	Toro Co.	9,326
Gold Mining - 0%
100	Newmont Mining Corp.	4,515
Hazardous Waste Disposal - 0.2%
300	Stericycle, Inc.*	22,650
Health Care Cost Containment - 0.3%
600	McKesson Corp.	30,420
Home Decoration Products - 0.2%
600	Newell Rubbermaid, Inc.	17,370
Hospital Beds and Equipment - 0.2%
400	Hillenbrand Industries, Inc.	22,772
Hotels and Motels - 0.3%
500	Hilton Hotels Corp.	17,450
300	Marriott International, Inc. - Class A	14,316
		31,766

Shares or Principal Amount		Value
Human Resources - 0.5%
700	Manpower, Inc.	$52,451
100	Robert Half International, Inc.	3,712
		56,163
Identification Systems and Devices - 0.1%
600	Symbol Technologies, Inc.	8,964
Industrial Automation and Robotics - 0.1%
100	Rockwell Automation, Inc.	6,108
Industrial Gases - 0.1%
200	Air Products and Chemicals, Inc.	14,056
Instruments - Controls - 0.7%
300	Mettler-Toledo International, Inc.*	23,655
1,100	Thermo Electron Corp.*	49,819
		73,474
Instruments - Scientific - 0.5%
1,400	Applera Corp. - Applied Biosystems Group	51,366
Insurance Brokers - 0.3%
1,000	Brown & Brown, Inc.	28,210
Internet Infrastructure Software - 1.0%
2,000	Akamai Technologies, Inc.*	106,240
Internet Security - 0.1%
100	McAfee, Inc.*	2,838
300	Symantec Corp.*	6,255
		9,093
Investment Management and Advisory Services - 2.0%
300	Affiliated Managers Group, Inc.*	31,539
300	BlackRock, Inc.	45,570
100	Eaton Vance Corp.	3,301
400	Franklin Resources, Inc.	44,068
150	Legg Mason, Inc.	14,258
700	Nuveen Investments - Class A	36,316
700	T. Rowe Price Group, Inc.	30,639
		205,691
Life and Health Insurance - 0.4%
800	AFLAC, Inc.	36,800
100	Prudential Financial, Inc.	8,586
		45,386
Machine Tools and Related Products - 0.2%
400	Lincoln Electric Holdings, Inc.	24,168
Machinery - Construction and Mining - 0.3%
300	Caterpillar, Inc.	18,399
200	Terex Corp.*	12,916
		31,315
Machinery - Farm - 0%
100	AGCO Corp.*	3,094
Machinery - General Industrial - 0.5%
500	Gardner Denver Machinery, Inc.*	18,655
500	Manitowoc Company, Inc.	29,715
		48,370
Medical - Biomedical and Genetic - 0.9%
35	Amgen, Inc.*	2,391
1,400	Celgene Corp.*	80,542
100	Genentech, Inc.*	8,113
		91,046

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Medical - Drugs - 3.4%
500	Abbott Laboratories	$24,355
600	Bristol-Myers Squibb Co.	15,792
400	Cephalon, Inc.*	28,164
300	Eli Lilly and Co.	15,630
1,000	Forest Laboratories, Inc.*	50,600
3,400	Merck & Company, Inc.	148,240
800	Schering-Plough Corp.	18,912
1,000	Wyeth	50,920
		352,613
Medical - Generic Drugs - 0.4%
600	Barr Pharmaceuticals, Inc.*	30,072
600	Mylan Laboratories, Inc.	11,976
		42,048
Medical - HMO - 1.2%
700	Humana, Inc.*	38,717
300	Sierra Health Services, Inc.*	10,812
460	UnitedHealth Group, Inc.	24,716
500	WellCare Health Plans, Inc.*	34,450
155	WellPoint, Inc.*	12,197
		120,892
Medical - Hospitals - 0.1%
200	Universal Health Services, Inc. - Class B	11,086
Medical - Nursing Homes - 0.5%
1,100	Manor Care, Inc.	51,612
Medical - Wholesale Drug Distributors - 0.7%
100	AmerisourceBergen Corp.	4,496
1,100	Cardinal Health, Inc.	70,873
		75,369
Medical Information Systems - 0.1%
400	IMS Health, Inc.	10,992
Medical Instruments - 0.3%
200	Edwards Lifesciences Corp.*	9,408
400	Medtronic, Inc.	21,404
		30,812
Medical Labs and Testing Services - 1.5%
700	Covance, Inc.*	41,237
1,300	Laboratory Corporation of America Holdings*	95,511
400	Quest Diagnostics, Inc.	21,200
		157,948
Medical Products - 1.9%
900	Baxter International, Inc.	41,751
500	Becton, Dickinson and Co.	35,075
500	Henry Schein, Inc.*	24,490
1,100	Johnson & Johnson	72,622
100	Stryker Corp.	5,511
100	Varian Medical Systems, Inc.*	4,757
100	Zimmer Holdings, Inc.*	7,838
		192,044
Metal - Aluminum - 0.1%
200	Alcoa, Inc.	6,002
Metal Processors and Fabricators - 0.1%
100	Precision Castparts Corp.	7,828
Motorcycle and Motor Scooter Manufacturing - 0.3%
500	Harley-Davidson, Inc.	35,235

Shares or Principal Amount		Value
Multi-Line Insurance - 0.3%
400	American International Group, Inc.	$28,664
100	HCC Insurance Holdings, Inc.	3,209
		31,873
Multimedia - 2.3%
900	McGraw-Hill Companies, Inc.	61,218
200	Meredith Corp.	11,270
3,500	News Corporation, Inc. - Class A	75,180
500	Time Warner, Inc.	10,890
2,330	Walt Disney Co.	79,849
		238,407
Music - 0.1%
600	Warner Music Group Corp.	13,770
Networking Products - 0.4%
1,600	Cisco Systems, Inc.*	43,728
Non-Ferrous Metals - 0.1%
400	Titanium Metals Corp.*	11,804
Non-Hazardous Waste Disposal - 0.8%
100	Allied Waste Industries, Inc.*	1,229
200	Republic Services, Inc.	8,134
1,900	Waste Management, Inc.	69,863
		79,226
Oil - Field Services - 0.6%
500	Baker Hughes, Inc.	37,330
400	Oceaneering International, Inc.*	15,880
400	TETRA Technologies, Inc.*	10,232
		63,442
Oil Companies - Integrated - 0.3%
400	Exxon Mobil Corp.	30,652
Oil Field Machinery and Equipment - 0.5%
300	Cameron International Corp.*	15,915
500	FMC Technologies, Inc.*	30,815
		46,730
Oil Refining and Marketing - 0.3%
300	Frontier Oil Corp.	8,622
500	Holly Corp.	25,700
		34,322
Optical Supplies - 1.1%
946	Allergan, Inc.	113,274
Pharmacy Services - 1.2%
341	Caremark Rx, Inc.	19,475
500	Express Scripts, Inc. - Class A*	35,800
1,325	Medco Health Solutions, Inc.*	70,808
		126,083
Pipelines - 0.2%
200	El Paso Corp.	3,056
200	Kinder Morgan, Inc.	21,150
		24,206
Power Converters and Power Supply Equipment - 0.2%
500	American Power Conversion Corp.	15,295
Private Corrections - 0.3%
600	Corrections Corporation of America*	27,138
Property and Casualty Insurance - 0.4%
300	Philadelphia Consolidated Holding Corp.*	13,368
800	Progressive Corp.	19,376
250	W. R. Berkley Corp.	8,627
		41,371

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Publishing - Newspapers - 0%
100	Dow Jones & Company, Inc.	$3,800
Real Estate Management/Services - 1.1%
2,000	CB Richard Ellis Group, Inc.*	66,400
500	Jones Lang LaSalle, Inc.	46,085
		112,485
Real Estate Operating/Development - 0.6%
1,000	Forest City Enterprises, Inc. - Class A	58,400
REIT - Apartments - 0.4%
100	Essex Property Trust, Inc.	12,925
900	United Dominion Realty Trust, Inc.	28,611
		41,536
REIT - Health Care - 0.1%
200	Ventas, Inc.	8,464
REIT - Mortgages - 0.2%
800	CapitalSource, Inc.	21,848
REIT - Office Property - 0.9%
200	Kilroy Realty Corp.	15,600
600	SL Green Realty Corp.	79,668
		95,268
REIT - Regional Malls - 0.1%
100	Taubman Centers, Inc.	5,086
REIT - Shopping Centers - 0.1%
200	Developers Diversified Realty Corp.	12,590
REIT - Storage - 0.1%
100	Public Storage, Inc.	9,750
Research and Development - 0.2%
700	Pharmaceutical Product Development, Inc.	22,554
Respiratory Products - 0.1%
200	ResMed, Inc.*	9,844
Retail - Apparel and Shoe - 1.6%
2,100	American Eagle Outfitters, Inc.	65,541
900	AnnTaylor Stores Corp.*	29,556
200	Claire's Stores, Inc.	6,628
200	Foot Locker, Inc.	4,386
100	Gap, Inc.	1,950
1,200	Limited, Inc.	34,728
700	Ross Stores, Inc.	20,510
		163,299
Retail - Auto Parts - 0.1%
100	AutoZone, Inc.*	11,556
Retail - Automobile - 0.4%
500	CarMax, Inc.*	26,815
400	Copart, Inc.*	12,000
		38,815
Retail - Computer Equipment - 0.2%
300	GameStop Corp. - Class A*	16,533
Retail - Consumer Electronics - 0.2%
1,300	Circuit City Stores, Inc.	24,674
Retail - Discount - 1.1%
500	Costco Wholesale Corp.	26,435
200	Dollar Tree Stores, Inc.*	6,020
1,100	Family Dollar Stores, Inc.	32,263
1,600	TJX Companies, Inc.	45,632
		110,350

Shares or Principal Amount		Value
Retail - Drug Store - 0.1%
300	CVS Corp.	$9,273
100	Walgreen Co.	4,589
		13,862
Retail - Hair Salons - 0%
200	Sally Beauty Holdings, Inc.*	1,560
Retail - Major Department Stores - 0.4%
500	J.C. Penney Company, Inc.	38,680
Retail - Office Supplies - 0.3%
900	Office Depot, Inc.*	34,353
Retail - Regional Department Stores - 0.6%
300	Federated Department Stores, Inc.	11,439
800	Kohl's Corp.*	54,744
		66,183
Retail - Restaurants - 1.0%
100	Brinker International, Inc.	3,016
100	Darden Restaurants, Inc.	4,017
1,600	Starbucks Corp.*	56,672
406	Tim Hortons, Inc.	11,758
700	Wendy's International, Inc.	23,163
100	Yum! Brands, Inc.	5,880
		104,506
Retail - Sporting Goods - 0.1%
300	Dick's Sporting Goods, Inc.*	14,697
Savings/Loan/Thrifts - 0.8%
4,200	Hudson City Bancorp, Inc.	58,296
600	People's Bank	26,772
		85,068
Schools - 0.4%
600	ITT Educational Services, Inc.*	39,822
Semiconductor Components/Integrated Circuits - 0.2%
1,300	Integrated Device Technology, Inc.*	20,124
Semiconductor Equipment - 0.3%
600	Lam Research Corp.*	30,372
100	Novellus Systems, Inc.*	3,442
		33,814
Soap and Cleaning Preparations - 0.1%
200	Church & Dwight Company, Inc.	8,530
Steel - Producers - 0.1%
100	Carpenter Technology Corp.	10,252
Steel - Specialty - 0.4%
500	Allegheny Technologies, Inc.	45,340
Super-Regional Banks - 0.4%
110	Wachovia Corp.	6,265
1,000	Wells Fargo & Co.	35,560
		41,825
Telephone - Integrated - 0.2%
200	Citizens Communications Co.	2,874
400	Telephone and Data Systems, Inc.	21,732
		24,606
Television - 0.6%
1,600	Univision Communications, Inc. - Class A*	56,672
Therapeutics - 0.5%
100	Amylin Pharmaceuticals, Inc.*	3,607
700	Gilead Sciences, Inc.*	45,451
		49,058

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 9

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Tobacco - 1.8%
1,400	Altria Group, Inc.	$120,148
1,200	UST, Inc.	69,840
		189,988
Tools - Hand Held - 0.1%
100	Snap-On, Inc.	4,764
Transportation - Railroad - 1.3%
400	Burlington Northern Santa Fe Corp.	29,524
1,000	CSX Corp.	34,430
500	Norfolk Southern Corp.	25,145
500	Union Pacific Corp.	46,010
		135,109
Transportation - Services - 2.6%
1,700	C.H. Robinson Worldwide, Inc.	69,513
1,500	Expeditors International of Washington, Inc.	60,750
700	FedEx Corp.	76,034
900	United Parcel Service, Inc. - Class B	67,482
		273,779
Veterinary Diagnostics - 0.4%
1,300	VCA Antech, Inc.*	41,847
Web Portals/Internet Service Providers - 1.3%
300	Google, Inc. - Class A*	138,144
Wireless Equipment - 1.2%
1,130	American Tower Corp. - Class A*	42,126
2,300	Crown Castle International Corp.*	74,290
100	SBA Communications Corp. - Class A*	2,750
		119,166
Total Common Stock (cost $9,033,739)		10,379,977
Money Market - 0.5%
8,500	Janus Institutional Cash Reserves Fund, 5.29%	8,500
46,625	Janus Money Market Fund, 5.24%	46,625
Total Money Market (cost $55,125)		55,125
Total Investments (total cost $9,088,864) – 100.2%		10,435,102
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(25,604)
Net Assets – 100%		$10,409,498

Summary of Investments by Country

Country	Value	% of Investment Securities
United States††	$10,435,102	100.0%
Total	$10,435,102	100.0%

††Includes Short-Term Securities (99.5% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.
10 Janus Aspen Series December 31, 2006

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
Assets:
Investments at cost	$9,089
Investments at value	$10,435
Cash	25
Receivables:
Investments sold	160
Dividends	13
Interest	–
Due from adviser	5
Other assets	1
Total Assets	10,639
Liabilities:
Payables:
Investments purchased	180
Portfolio shares repurchased	–
Advisory fees	4
Professional Fees	20
Transfer agent fees and expenses	1
Distribution fees - Service Shares	2
System Fees	5
Legal Fees	5
Administrative services fees - Service Shares	1
Non-interested Trustees' fees and expenses	1
Accrued expenses	11
Total Liabilities	230
Net Assets	$10,409
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$9,034
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	29
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	1,346
Total Net Assets	$10,409
Net Assets – Service Shares	$10,409
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	886
Net Asset Value Per Share	$11.75

*See Note 3 in Notes to Financial Statements.

  (1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
Investment Income:
Interest	$–
Dividends	126
Dividends from affiliates	2
Total Investment Income	128
Expenses:
Advisory fees	52
Transfer agent expenses	3
Custodian fees	24
Professional fees	28
Non-interested Trustees' fees and expenses	3
Distribution fees - Service Shares	26
Administrative services fees - Service Shares	10
System fees	36
Legal Fees	12
Printing expenses	26
Other expenses	11
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	231
Expense and Fee Offset	–
Net Expenses	231
Less: Excess Expense Reimbursement	(81)
Net Expenses after Expense Reimbursement	150
Net Investment Income/(Loss)	(22)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	485
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	169
Net Gain/(Loss) on Investments	654
Net Increase/(Decrease) in Net Assets Resulting from Operations	$632

  (1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(22)	$(57)
Net realized gain/(loss) from investment transactions	485	985
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	169	(207)
Net Increase/(Decrease) in Net Assets Resulting from Operations	632	721
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain from investment transactions*
Service Shares	(442)	(1,156)
Tax return of capital*
Service Shares	–	(93)
Net Decrease from Dividends and Distributions	(442)	(1,249)
Capital Share Transactions:
Shares sold
Service Shares	24	–
Reinvested dividends and distributions
Service Shares	442	1,249
Shares repurchased
Service Shares	(1,500)	–
Net Increase/(Decrease) from Capital Share Transactions	(1,034)	1,249
Net Increase/(Decrease) in Net Assets	(844)	721
Net Assets:
Beginning of period	11,253	10,532
End of period	$10,409	$11,253
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

  (1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 13

Financial Highlights - Service Shares

	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
For a share outstanding during each fiscal year or period ended December 31	2006	2005	2004	2003(2)
Net Asset Value, Beginning of Period	$11.55	$12.14	$12.44	$10.00
Income from Investment Operations:
Net investment income/(loss)	– (3)	– (3)	– (3)	– (3)
Net gain/(loss) on securities (both realized and unrealized)	.72	.83	1.48	2.54
Total from Investment Operations	.72	.83	1.48	2.54
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(.52)	(1.32)	(1.78)	(.10)
Tax return of capital*	–	(.10)	–	–
Total Distributions	(.52)	(1.42)	(1.78)	(.10)
Net Asset Value, End of Period	$11.75	$11.55	$12.14	$12.44
Total Return**	6.22%	6.89%	12.00%	25.38%
Net Assets, End of Period (in thousands)	$10,409	$11,253	$10,532	$9,401
Average Net Assets for the Period (in thousands)	$10,314	$10,600	$9,724	$8,135
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.45%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.45%	1.42%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	(0.54)%	(0.34)%	(0.67)%
Portfolio Turnover Rate***	120%	126%	110%	65%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

  (1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

  (2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

  (3)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

  (4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2006

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-then-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

REIT	Real Estate Investment Trust

  *  Non-income-producing security.

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen INTECH Risk-Managed Growth Portfolio (formerly named Janus Aspen Risk-Managed Growth Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. Janus Capital redeemed $1,500,000 of seed capital on April 11, 2006.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The Portfolio may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

16 Janus Aspen Series December 31, 2006

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $17 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
Janus Government Money Market Fund	$17,237	$17,237	$22	$–
Janus Institutional Cash Reserves Fund	153,827	145,327	376	8,500
Janus Money Market Fund	135,061	88,436	1,103	46,625
	$306,125	$251,000	$1,501	$55,125

(1) Formerly named Janus Aspen Risk-Managed Growth Portfolio

18 Janus Aspen Series December 31, 2006

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen INTECH Risk-Managed Growth Portfolio(1)	$–	$48,555	$–	$–	$–	$1,327,039

(1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen INTECH Risk-Managed Growth Portfolio(1)	$9,108,063	$1,432,397	$(105,358)

(1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen INTECH Risk-Managed Growth Portfolio(1)	$–	$442,094	$–	$(21,511)

(1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio

For the fiscal period ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen INTECH Risk-Managed Growth Portfolio(1)	$393,799	$761,993	$93,638	$–

(1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31	Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003(2)
Janus Aspen INTECH Risk-Managed Growth Portfolio(3)	2.23%	1.68%	1.73%	2.58%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers  and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(3)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen INTECH Risk-Managed Growth Portfolio(1)
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Service Shares:
Shares sold	2	–
Reinvested dividends and distributions	37	107
Shares repurchased	(128)	–
Net Increase/(Decrease) in Portfolio Shares	(89)	107
Shares Outstanding, Beginning of Period	975	868
Shares Outstanding, End of Period	886	975

(1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen INTECH Risk-Managed Growth Portfolio(1)	$12,387,280	$13,869,728	$–	$–

(1)  Formerly named Janus Aspen Risk-Managed Growth Portfolio.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its

20 Janus Aspen Series December 31, 2006

affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2006 21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen INTECH Risk-Managed Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH Risk-Managed Growth Portfolio (formerly Janus Aspen Risk-Managed Growth Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

22 Janus Aspen Series December 31, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited) (continued)

personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

24 Janus Aspen Series December 31, 2006

Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2006 25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses,

26 Janus Aspen Series December 31, 2006

and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2006 27

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Capital Gain Distributions

Portfolio
Janus Aspen INTECH Risk-Managed Growth Portfolio(1)	$442,094

(1) Formerly named Janus Aspen Risk-Managed Growth Portfolio

28 Janus Aspen Series December 31, 2006

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

30 Janus Aspen Series December 31, 2006

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 03/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2006 31

Notes

32 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolios distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-717 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen International Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	24

Additional Information	25

Explanations of Charts, Tables and Financial Statements	28

Designation Requirements	30

Trustees and Officers	31

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen International Growth Portfolio
(unaudited)

Portfolio Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Performance Overview

During the 12-month period ended December 31, 2006, Janus Aspen International Growth Portfolio's Institutional Shares, Service Shares and Service II Shares returned 46.98%, 46.66% and 46.70%, respectively. The Portfolio's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned 26.34%, while its secondary benchmarks the MSCI EAFE® Growth Index and the MSCI All Country World ex-U.S. IndexSM returned 22.33% and 26.65%, respectively, for the same period. While I am very pleased with the short-term performance of the Portfolio, I continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for the companies in the Portfolio.

Investment Strategy

In general, global stock markets had a very positive year, driven by an environment of reasonable economic growth combined with still-moderate interest rates and inflation. The U.S. economy continued to demonstrate remarkable resilience in the face of volatile oil prices, higher short-term interest rates and a slowing housing market. The economies of continental Europe and Japan showed signs of moderate growth. China and India continued to be among the fastest-growing large economies in the world, driven by globalization, urbanization and infrastructure development. The Chinese economy has become the key growth engine for the Asian region and one of the key pillars of growth for the world.

Holdings in Hong Kong, Brazil, India and Canada significantly contributed to the Portfolio's performance during the period. On a sector basis, our investments in materials, energy, real estate and retailing companies were positive contributors to performance.

Another factor affecting the Portfolio's absolute performance was currency. During the 12-month period, currency had a positive impact of 4.07% as the Portfolio was unhedged and the dollar depreciated in value versus many global currencies. However, currency negatively affected the Portfolio relative to the benchmark. The Portfolio had significantly less exposure to the United Kingdom and Europe than its benchmark, and the European currencies and the British pound performed strongly versus the dollar during the period.

Our emerging market exposure remained at the high end of historical trends. We continued to find what we believe to be many of the most exciting investment ideas based in Asia and Brazil. We believe that many of our emerging market holdings have a combination of attractive valuations and exciting medium- to long-term growth prospects. We also believe that many emerging market companies have improved their corporate disclosure and allocation of capital.

Global financial markets corrected sharply in May and June as renewed fears about U.S. inflation and concerns over rising U.S. interest rates spread across the world. Potential Chinese austerity measures, a new Federal Reserve (Fed) Chairman and geopolitical instability added to the uncertainty in the markets. Investors responded by reducing risk levels. Some asset classes that had outperformed in recent quarters, such as commodities and emerging markets, were especially hard hit. Holding significant exposure to commodity companies and emerging market companies, the Portfolio declined significantly during the selloff.

Many of our holdings recovered in the third quarter as stocks generally bounced back and rallied through the end of the year. The Fed's mid-year decision to stop raising interest rates contributed to increased stability, as did improved U.S. inflation data and a reasonable global economic growth picture.

Although the year's volatility was unsettling, I don't believe that small moves in short-term U.S. interest rates fundamentally affect the medium- and long-term prospects for most of our companies. As the market sold off during the second quarter, we reviewed the Portfolio stock by stock. In cases where our highest conviction stocks had fallen sharply and valuations looked particularly compelling, I added to some of our existing positions.

To help fund these purchases, I sold some positions that had performed relatively well during the period. While I still believed in the management and long-term growth opportunities of many of the companies I sold, other high-conviction stocks appeared to offer more attractive valuations.

Conglomerate, Fertilizer and Consumer Product Logistics Stocks Performed Well

The leading contributor during the 12-month period was Indian conglomerate Reliance Industries. Detailed industry

2 Janus Aspen Series December 31, 2006

(unaudited)

analysis and numerous company checks by analysts Laurent Saltiel and Geoff Jay gave us confidence in the sustainability of the global petrochemicals cycle and especially the global refining cycle. With world-class assets and a strong position in the fast-growing Indian market, we believe Reliance should be able to maintain higher than industry margins in its petrochemicals and refining businesses. In addition, Geoff's analyses of Reliance's exploration properties offshore of India's east coast indicated the potential for significant increases in the company's oil and gas reserves. Laurent's and Geoff's checks and analysis gave me the confidence to hold a large position in Reliance throughout the period.

Another top performer was Canadian fertilizer company Potash Corporation of Saskatchewan. In analyzing the company, Laurent Saltiel has conducted thorough checks with global fertilizer competitors and leading agriculture logistics providers, as well as key buyers of fertilizer and agricultural commodities. Through this research, Laurent concluded that the medium-term outlook for supply and demand in potash fertilizer was very favorable for price increases, and that the company should disproportionately benefit from increased potash demand due to its strong competitive position and ability to quickly bring incremental capacity onstream at low cost. Recent trends in potash pricing and favorable negotiations with Chinese fertilizer buyers indicate that Laurent's analysis has been correct. Laurent's work on Potash gave me the confidence to significantly increase the Portfolio's position during the period.

Li & Fung, a Hong-Kong based logistics provider for the apparel and consumer product sectors, was another strong contributor to performance. Analyst Dan Kozlowski's meetings with logistics companies and retailers helped us appreciate Li & Fung's competitive advantages and open-ended, long-term growth prospects as more and more U.S. and European retailers outsource non-core areas such as manufacturing logistics for their products. Dan's meetings also helped us understand the potential for margin expansion and the potential for very accretive acquisitions of smaller logistics companies in Asia and in the U.S. Additionally, Dan's analysis gave me the conviction to build a large position in Li & Fung during the period.

Sugar, Software, Insurance and Agricultural Companies Diminished Performance

Indian sugar producers Balrampur Chini Mills, Bajaj Hindusthan and Shree Renuka Sugars were among the detractors to Portfolio performance during the period. These stocks were hit as a result of a sharp fall in global sugar prices and a temporary ban on sugar exports by the Indian government. In hindsight, I had been overly optimistic about the short- and medium-term outlook for sugar prices. However, I held onto these positions during the period because of attractive valuations and very strong sugar capacity expansions at each of these companies.

Japanese parking lot operator Park24 also underperformed during the period. Having liquidated the Portfolio's position early in the year, following a strong 2005 performance, we reestablished a position during the second quarter as profit taking by investors weighed on the shares. Although the underperformance versus our expectations continued, we believe the company runs a solid business and we remain optimistic about the company's plans to expand capacity and grow profits.

Investment Strategy and Outlook

By nature, global stock markets often experience significant volatility. During volatile periods, such as the one we experienced last May and June, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. In this letter, I've tried to provide a few examples of the value-added research performed by our team. Laurent, Geoff and Dan and the rest of Janus' investment team travel thousands of miles every year meeting competitors, suppliers and customers of the companies in the Portfolio. These meetings help us understand our companies better and lay the foundation for high-conviction investments in the Portfolio.

During the past 12 months, the markets and the Portfolio performed well. I consider 12 months to be a short length of time, and in future 12-month periods, the performance of the Portfolio may certainly be worse or even negative. Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high-conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Janus Aspen Series December 31, 2006 3

Janus Aspen International Growth Portfolio
(unaudited)

Janus Aspen International Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	4.33%
China Overseas Land & Investment, Ltd. Real estate operator and developer – Hong Kong	3.95%
Potash Corporation of Saskatchewan, Inc. Agricultural chemical producer – Canada	3.40%
Li & Fung, Ltd. Export trading business operator – Bermuda	2.48%
All America Latina Logistica (GDR) Railroad transportation provider – Brazil	2.24%

5 Largest Detractors from Performance – Holdings

Contribution
Balrampur Chini Mills, Ltd. Sugar producer – India	(0.58)%
Bajaj Hindusthan, Ltd. Sugar producer – India	(0.39)%
Park24 Company, Ltd. Commercial services provider – Japan	(0.32)%
Shree Renuka Sugars, Ltd. Sugar producer – India	(0.18)%
LG.Philips LCD Company, Ltd. Electronic components distributor – South Korea	(0.18)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Materials	8.22%	10.61%	8.28%
Energy	6.89%	12.92%	7.88%
Real Estate	6.04%	7.31%	2.81%
Retailing	4.90%	7.72%	1.52%
Consumer Services	2.92%	2.16%	1.11%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Commercial Services & Supplies	(0.31)%	0.98%	1.05%
Other*	(0.17)%	0.39%	0.00%
Food & Staples Retailing	(0.16)%	0.16%	1.94%
Automobiles & Components	0.24%	1.07%	3.95%
Healthcare Equipment & Services	0.39%	0.91%	0.82%

*Industry not classified by Global Industry Classification Standard.

4 Janus Aspen Series December 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

Reliance Industries, Ltd. Oil Refining and Marketing	5.1%
Li & Fung, Ltd. Distribution/Wholesale	5.0%
Potash Corporation of Saskatchewan, Inc. Agricultural Chemicals	4.8%
Sony Corp. Audio and Video Products	4.8%
China Overseas Land & Investment, Ltd. Real Estate Operating/Development	3.9%
23.6%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 35.5% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 5

Janus Aspen International Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen International Growth Portfolio - Institutional Shares	46.98%		18.36%		14.27%		15.38%
Janus Aspen International Growth Portfolio - Service Shares	46.66%		18.06%		13.85%		15.32%
Janus Aspen International Growth Portfolio - Service II Shares	46.70%		18.17%		13.90%		15.36%
Morgan Stanley Capital International EAFE® Index	26.34%		14.98%		7.71%		7.42%
Morgan Stanley Capital International EAFE® Growth Index	22.33%		12.27%		5.07%		5.06	%**
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	26.65%		16.42%		N/A		8.35	%***
Lipper Quartile - Institutional Shares	1	st	1	st	1	st	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity International Funds	1/229		17/164		2/67		1/39

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

This Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Portfolio held approximately 13.7% and 10.4% of its investments in Brazilian and Indian securities, respectively, as of December 31, 2006, and the Portfolio has experienced significant gains due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Portfolio's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and/or India.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – May 2, 1994

** The Morgan Stanley Capital International EAFE® Growth Index since inception returns calculated from April 30, 1994

*** The Morgan Stanley Capital International All Country World ex-U.S. IndexSM since inception returns calculated from December 31, 1998

6 Janus Aspen Series December 31, 2006

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,244.40	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,242.70	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Expense Example - Service II Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,242.70	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

*Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares, 0.94% for Service Shares and 0.94% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Aspen Series December 31, 2006 7

Janus Aspen International Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.1%
Aerospace and Defense - 0.5%
1,206,163	BAE Systems PLC	$10,054,704
Agricultural Chemicals - 4.8%
751,986	Potash Corporation of Saskatchewan, Inc.	107,689,115
Agricultural Operations - 3.3%
13,000	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*	6,084,657
512,860	Bunge, Ltd.**,#	37,187,479
46,734,404	Chaoda Modern Agriculture Holdings, Ltd.	30,101,611
		73,373,747
Audio and Video Products - 4.8%
2,470,100	Sony Corp.	105,856,981
Automotive - Truck Parts and Equipment - Original - 0%
3,510	TI Automotive, Ltd.*,ß,oo	0
Broadcast Services and Programming - 0.7%
593,444	Grupo Televisa S.A. (ADR)	16,028,922
Building - Residential and Commercial - 2.9%
4,122,400	Cyrela Brazil Realty S.A.	39,342,726
1,139,170	Gafisa S.A.*	17,030,232
666,300	Rossi Residencial S.A.	8,513,920
		64,886,878
Casino Hotels - 0.2%
219,870	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	4,674,436
Cellular Telecommunications - 1.0%
519,700	Hikari Tsushin, Inc.#	22,839,637
Commercial Banks - 4.1%
569,842	Anglo Irish Bank Corporation PLC	11,817,329
716,965	Banca Generali S.P.A. (144A)*,#	9,095,154
211,830	Banco De Oro (GDR)*	3,976,409
12,074,200	Banco De Oro*	11,323,409
776,335	Banco Macro Bansud S.A. (ADR)	24,229,414
158,956	Julius Baer Holding, Ltd.	17,506,685
1,228,014	Punjab National Bank, Ltd.	14,066,948
		92,015,348
Commercial Services - 1.3%
2,260,600	Park24 Company, Ltd.	28,968,657
Computers - Peripheral Equipment - 0.9%
716,966	Logitech International S.A.*	20,682,277
Cosmetics and Toiletries - 1.8%
307,640	LG Household & Health Care, Ltd.	40,853,269
Distribution/Wholesale - 7.5%
5,098,000	Esprit Holdings, Ltd.#	56,922,631
35,488,970	Li & Fung, Ltd.	110,413,983
		167,336,614
Diversified Financial Services - 0.1%
211,212	Reliance Capital, Ltd.	2,896,888
Diversified Minerals - 3.7%
2,732,160	Companhia Vale do Rio Doce (ADR)#	81,254,438
Diversified Operations - 3.5%
33,571,753	Polytec Asset Holdings, Ltd.§	9,495,373
365,300	Bradespar S.A.	17,269,038
21,470,000	Melco International Development, Ltd.	50,898,885
		77,663,296

Shares or Principal Amount		Value
E-Commerce/Products - 1.1%
763,960	Submarino S.A.	$25,026,707
Electric - Distribution - 0.4%
974,800	Equatorial Energia S.A.*	8,600,506
Electronic Components - Semiconductors - 6.6%
22,499,338	ARM Holdings PLC#	55,397,016
72,300	Samsung Electronics Company, Ltd.	47,655,807
1,210,370	Silicon-On-Insulator Technologies (SOITEC)*	43,059,166
		146,111,989
Energy - Alternate Sources - 1.9%
288,010	SunPower Corp. - Class A*,#	10,705,332
936,990	Suntech Power Holdings Company, Ltd. (ADR)*,#	31,867,030
		42,572,362
Engineering - Research and Development Services - 1.1%
1,373,306	ABB, Ltd.	24,625,963
Finance - Mortgage Loan Banker - 1.0%
593,971	Housing Development Finance Corporation, Ltd.	21,833,064
Food - Diversified - 0.3%
2,429,715	FU JI Food & Catering Services#	6,278,656
Gambling - Non-Hotel - 0.8%
41,500	Great Canadian Gaming Corp.*	411,744
439,850	OPAP S.A.	17,000,604
		17,412,348
Internet Connectivity Services - 0.5%
220,875	NDS Group PLC (ADR)*	10,670,471
Internet Gambling - 1.7%
6,581,392	IG Group Holdings PLC	37,434,542
Investment Companies - 1.1%
3,807,120	SM Investments Corp.	25,225,566
Investment Management and Advisory Services - 0.2%
668,048	Bluebay Asset Management*	5,127,461
Medical - Biomedical and Genetic - 1.3%
505,455	Celgene Corp.*	29,078,826
Medical - Drugs - 1.5%
184,109	Roche Holding A.G.	33,014,211
Medical Instruments - 0.8%
824,395	Elekta AB - Class B#	17,370,705
Multimedia - 2.2%
2,940,611	Publishing & Broadcasting Ltd.	49,556,817
Non-Hazardous Waste Disposal - 0.4%
22,322,733	China Water Affairs Group, Ltd.*,oo,§	7,841,641
Oil - Field Services - 1.5%
480,117	Technip S.A.#	32,956,351
Oil and Gas Drilling - 2.0%
1,451,390	Nabors Industries, Ltd.*,#	43,222,394
Oil Companies - Exploration and Production - 2.0%
625,149	Niko Resources, Ltd.	44,682,219
Oil Companies - Integrated - 3.4%
336,730	Lukoil (ADR)	29,430,201
205,820	Petroleo Brasileiro S.A. (ADR)	21,197,402
302,975	Suncor Energy, Inc.	23,847,769
		74,475,372

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Oil Refining and Marketing - 5.6%
161,720	Petroplus Holdings A.G.*	$9,821,321
3,982,235	Reliance Industries, Ltd.	114,280,068
		124,101,389
Public Thoroughfares - 1.0%
121,100	Companhia de Concessoes Rodoviarias	1,635,261
1,216,800	Obrascon Huarte Lain Brasil S.A.*	19,591,818
		21,227,079
Real Estate Management/Services - 2.2%
1,551,000	Mitsubishi Estate Company, Ltd.	40,141,843
915,800	Sao Carlos Empreendimentos e Participacoes S.A.	8,337,145
		48,478,988
Real Estate Operating/Development - 5.8%
48,205,400	Ayala Land, Inc.	14,987,408
1,573,740	Brascan Residential Properties SA*	13,251,384
3,745,000	CapitaLand, Ltd.	15,138,712
64,410,000	China Overseas Land & Investment, Ltd.	86,450,819
		129,828,323
Recreational Centers - 0.7%
2,096,415	Orascom Hotels & Development*	15,354,439
Semiconductor Components/Integrated Circuits - 2.1%
1,863,735	Actions Semiconductor Company, Ltd. (ADR)*	15,469,001
1,355,550	Marvell Technology Group, Ltd.*	26,013,004
459,100	Vimicro International Corp. (ADR)*,#	4,682,820
		46,164,825
Semiconductor Equipment - 1.7%
1,553,559	ASML Holding N.V.*	38,636,462
Steel - Producers - 1.7%
3,436,647	Tata Steel, Ltd.	37,445,165
Sugar - 2.9%
2,202,743	Bajaj Hindusthan, Ltd.	10,946,528
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	2,118,498
5,652,175	Balrampur Chini Mills, Ltd.	10,771,825
1,894,348	Cosan S.A. Industria e Comercio*	39,633,678
188,869	Shree Renuka Sugars, Ltd.	1,904,906
		65,375,435
Telecommunication Services - 1.9%
429,835	Amdocs, Ltd. (U.S. Shares)*	16,656,106
2,309,279	Reliance Communications, Ltd.*	24,608,483
		41,264,589

Shares or Principal Amount		Value
Transportation - Railroad - 0.6%
1,215,314	All America Latina Logistica (GDR)	$12,611,051
Total Common Stock (cost $1,456,643,709)		2,200,681,123
Money Markets - 0.5%
2,073,000	Janus Institutional Cash Reserves Fund, 5.29%	2,073,000
8,889,000	Janus Money Market Fund, 5.24%	8,889,000
Total Money Markets (cost $10,962,000)		10,962,000
Other Securities - 5.2%
17,641,506	Foreign Bonds†	17,641,506
97,787,856	State Street Navigator Securities Lending Prime Portfolio†	97,787,856
Total Other Securities (cost $115,429,362)		115,429,362
Total Investments (total cost $1,583,035,071) – 104.8%		2,327,072,485
Cash, Receivables and Other Assets, net of Liabilities – (4.8)%		(105,686,835)
Net Assets – 100%		$2,221,385,650

Summary of Investments by Country

Country	Value	% of Investment Securities
Argentina	$24,229,414	1.0%
Australia	49,556,817	2.1%
Bermuda	273,759,491	11.8%
Brazil	319,379,963	13.7%
Canada	176,630,847	7.6%
Cayman Islands	97,894,491	4.2%
Egypt	15,354,439	0.7%
France	76,015,517	3.3%
Greece	17,000,604	0.7%
Hong Kong	149,865,781	6.4%
India	240,872,373	10.4%
Ireland	11,817,329	0.5%
Italy	9,095,154	0.4%
Japan	197,807,118	8.5%
Mexico	16,028,922	0.7%
Netherlands	38,636,462	1.7%
Philippines	55,512,792	2.4%
Russia	29,430,201	1.3%
Singapore	15,138,712	0.7%
South Korea	88,509,076	3.8%
Sweden	17,370,705	0.7%
Switzerland	105,650,457	4.5%
United Kingdom	135,340,300	5.8%
United States††	166,175,520	7.1%
Total	$2,327,072,485	100.0%

††Includes Short-Term Securities and Other Securities (1.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 9

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen International Growth Portfolio
Assets:
Investments at cost(1)	$1,583,035
Investments at value(1)	$2,327,072
Cash	645
Cash denominated in foreign currency (cost $12,072)	12,091
Receivables:
Investments sold	10,919
Portfolio shares sold	2,350
Dividends	994
Interest	72
Other assets	39
Total Assets	2,354,182
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	115,429
Investments purchased	11,743
Portfolio shares repurchased	2,251
Dividends	–
Advisory fees	1,176
Transfer agent fees and expenses	1
Distribution fees - Service Shares	222
Distribution fees - Service II Shares	61
Non-interested Trustees' fees and expenses	13
Foreign tax liability	1,816
Accrued expenses	84
Total Liabilities	132,796
Net Assets	$2,221,386
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,613,669
Undistributed net investment income/(loss)*	(13,232)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(121,332)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations(2)	742,281
Total Net Assets	$2,221,386
Net Assets - Institutional Shares	$844,734
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,496
Net Asset Value Per Share	$51.21
Net Assets - Service Shares	$1,072,922
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	21,197
Net Asset Value Per Share	$50.62
Net Assets - Service II Shares	$303,730
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,979
Net Asset Value Per Share	$50.80

*See Note 3 in Notes to Financial Statements.

(1) Investments at cost and value include $110,930,719 of securities loaned for Janus Aspen International Growth Portfolio (Note 1).

(2) Net of foreign taxes on investments of $1,815,612 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen International Growth Portfolio
Investment Income:
Interest	$579
Securities lending income	324
Dividends	41,420
Dividends from affiliates	632
Foreign tax withheld	(1,354)
Total Investment Income	41,601
Expenses:
Advisory fees	10,898
Transfer agent expenses	6
Registration fees	40
Custodian fees	567
Professional fees	25
Non-interested Trustees' fees and expenses	60
Distribution fees - Service Shares	2,067
Distribution fees - Service II Shares	467
Interest expense	12
Other expenses	453
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	14,595
Expense and Fee Offset	(32)
Net Expenses	14,563
Net Investment Income/(Loss)	27,038
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	308,330
Net realized gain/(loss) from foreign currency transactions	(4,171)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations(1)	324,983
Payment from affiliate (Note 2)	9
Net Gain/(Loss) on Investments	629,151
Net Increase/(Decrease) in Net Assets Resulting from Operations	$656,189

(1)  Net of foreign taxes on investments of $1,815,612 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$27,038	$9,652
Net realized gain/(loss) from investment and foreign currency transactions	304,159	166,539
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	324,983	137,982
Payment from affiliate (Note 2)	9	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	656,189	314,174
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(13,793)	(5,705)
Service Shares	(15,757)	(5,683)
Service II Shares	(4,335)	(996)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(33,885)	(12,384)
Capital Share Transactions:
Shares sold
Institutional Shares	233,326	105,176
Service Shares	236,692	90,022
Service II Shares	151,658	30,659
Redemption fees
Service II Shares	69	12
Reinvested dividends and distributions
Institutional Shares	13,793	5,705
Service Shares	15,757	5,683
Service II Shares	4,335	996
Shares repurchased
Institutional Shares	(204,513)	(156,400)
Service Shares	(116,835)	(106,767)
Service II Shares	(33,625)	(14,435)
Net Increase/(Decrease) from Capital Share Transactions	300,657	(39,349)
Net Increase/(Decrease) in Net Assets	922,961	262,441
Net Assets:
Beginning of period	1,298,425	1,035,984
End of period	$2,221,386	$1,298,425
Undistributed net investment income/(loss)*	$(13,232)	$1,614

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares
For a share outstanding during each fiscal year ended December 31	Janus Aspen International Growth Portfolio
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$35.54		$27.19		$23.06		$17.30	$23.47
Income from Investment Operations:
Net investment income/(loss)	.56		.41		.30		.24	.18
Net gain/(loss) on securities (both realized and unrealized)	15.97		8.30		4.05		5.75	(6.17)
Total from Investment Operations	16.53		8.71		4.35		5.99	(5.99)
Less Distributions and Other:
Dividends (from net investment income)*	(.86)		(.36)		(.22)		(.23)	(.18)
Distributions from net realized gains	–		–		–		–	–
Distributions (from capital gains)*	–		–		–		–	–
Payment from affiliate	–	(1)	–		–	(1)	–	–
Total Distributions and Other	(.86)		(.36)		(.22)		(.23)	(.18)
Net Asset Value, End of Period	$51.21		$35.54		$27.19		$23.06	$17.30
Total Return	46.98	%(2)	32.28%		18.99	%(2)	34.91%	(25.58)%
Net Assets, End of Period (in thousands)	$844,734		$549,948		$465,055		$637,918	$598,972
Average Net Assets for the Period (in thousands)	$691,150		$473,781		$556,677		$595,791	$736,907
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.71%		0.70%		0.69%		0.76%	0.74%
Ratio of Net Expenses to Average Net Assets(4)	0.71%		0.70%		0.68%		0.76%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.79%		1.05%		1.02%		1.26%	0.90%
Portfolio Turnover Rate	60%		57%		65%		123%	74%
Service Shares
For a share outstanding during each fiscal year ended December 31	Janus Aspen International Growth Portfolio
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$35.17		$26.94		$22.89		$17.18	$23.30
Income from Investment Operations:
Net investment income/(loss)	.46		.31		.20		.18	.13
Net gain/(loss) on securities (both realized and unrealized)	15.79		8.24		4.05		5.71	(6.12)
Total from Investment Operations	16.25		8.55		4.25		5.89	(5.99)
Less Distributions and Other:
Dividends (from net investment income)*	(.80)		(.32)		(.20)		(.18)	(.13)
Distributions from net realized gains	–		–		–		–	–
Distributions (from capital gains)*	–		–		–		–	–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	–
Total Distributions and Other	(.80)		(.32)		(.20)		(.18)	(.13)
Net Asset Value, End of Period	$50.62		$35.17		$26.94		$22.89	$17.18
Total Return	46.66	%(2)	31.94	%(2)	18.69	%(2)	34.53%	(25.76)%
Net Assets, End of Period (in thousands)	$1,072,922		$635,357		$498,735		$457,965	$380,620
Average Net Assets for the Period (in thousands)	$826,815		$523,662		$457,088		$391,922	$477,995
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.96%		0.95%		0.94%		1.01%	0.99%
Ratio of Net Expenses to Average Net Assets(4)	0.96%		0.95%		0.93%		1.01%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.49%		0.78%		0.77%		0.99%	0.67%
Portfolio Turnover Rate	60%		57%		65%		123%	74%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 13

Financial Highlights (continued)

Service II Shares
For a share outstanding during each fiscal year ended December 31	Janus Aspen International Growth Portfolio
	2006		2005		2004		2003	2002(1)
Net Asset Value, Beginning of Period	$35.38		$27.11		$23.02		$17.27	$23.24
Income from Investment Operations:
Net investment income/(loss)	.49		.30		.20		.17	.04
Net gain/(loss) on securities (both realized and unrealized)	15.85		8.31		4.08		5.75	(6.01)
Total from Investment Operations	16.34		8.61		4.28		5.92	(5.97)
Distributions and Other:
Dividends (from net investment income)*	(.94)		(.34)		(.20)		(.18)	(.04)
Distributions from net realized gains	–		–		–		–	–
Distributions (from capital gains)*	–		–		–		–	–
Redemption fees	.02		–	(2)	.01		.01	.04
Payment from affiliate	–	(3)	–	(3)	–	(3)	–	–
Total Distributions and Other	(.92)		(.34)		(.19)		(.17)	–
Net Asset Value, End of Period	$50.80		$35.38		$27.11		$23.02	$17.27
Total Return	46.70	%(4)	31.97	%(4)	18.75	%(4)	34.55%	(25.51)%
Net Assets, End of Period (in thousands)	$303,730		$113,120		$72,194		$60,206	$35,742
Average Net Assets for the Period (in thousands)	$186,734		$82,746		$63,943		$47,299	$15,892
Ratio of Gross Expenses to Average Net Assets(5)(6)	0.96%		0.95%		0.94%		1.01%	1.01%
Ratio of Net Expenses to Average Net Assets(6)	0.95%		0.95%		0.93%		1.01%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.26%		0.78%		0.79%		0.98%	0.47%
Portfolio Turnover Rate	60%		57%		65%		123%	74%

*  See Note 3 in Notes to Financial Statements.

(1)  Certain amounts have been reclassified from the original presentation to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%

(6)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.
14 Janus Aspen Series December 31, 2006

Notes to Schedule of Investments

Lipper Variable Annuity International Funds		Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM		Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.

Morgan Stanley Capital International EAFE® Index		Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East.

Morgan Stanley Capital International EAFE® Growth Index		Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index which are categorized as growth securities.

144	A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR		American Depositary Receipt

GDR		Global Depositary Receipt

PLC		Public Limited Company

U.S. Shares		Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of December 31, 2006)

	Value	Value as a % of Net Assets
Janus Aspen International Growth Portfolio
China Water Affairs Group, Ltd.	$7,841,641	0.4%
TI Automotive, Ltd.	–	0.0%
	$7,841,641	0.4%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen International Growth Portfolio
China Water Affairs Group, Ltd.ºº	12/15/06	$7,843,728	$7,841,641	0.4%
Polytec Asset Holdings, Ltd.	5/5/06	8,663,678	9,495,373	0.4%
		$16,507,406	$17,337,014	0.8%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates as of December 31, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen International Growth Portfolio	$7,838,331

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen International Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call

16 Janus Aspen Series December 31, 2006

back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of December 31, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2006
Janus Aspen International Growth Portfolio	$110,930,719

As of December 31, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2006
Janus Aspen International Growth Portfolio	$115,429,362

As of December 31, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio, except for $17,641,506 which was invested in foreign bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2006, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

18 Janus Aspen Series December 31, 2006

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $3,718 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $69,155 for the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the fiscal year ended December 31, 2006, Janus Services reimbursed the Portfolio $605 for Institutional Shares, $5,520 for Service Shares and $887 for Service II Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2006, Janus Capital reimbursed the Portfolio $847 for Institutional Shares, $988 for Service Shares and $196 for Service II Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $887 for Service II Shares as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $33 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen International Growth Portfolio
Janus Government Money Market Fund	$13,216,122	$13,216,122	$9,414	$–
Janus Institutional Cash Reserves Fund	121,519,315	119,446,315	343,822	2,073,000
Janus Money Market Fund	125,909,030	117,020,030	278,367	8,889,000
	$260,644,467	$249,682,467	$631,603	$10,962,000

3. FEDERAL INCOME TAX

The tax components of capital shown in the table on the next page represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2006, the Portfolio incurred "Post-October" losses during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign

20 Janus Aspen Series December 31, 2006

currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen International Growth Portfolio(1)	$666,833	$–	$(114,274,267)	$(168,641)	$112,894	$721,379,796

(1)  Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2006

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen International Growth Portfolio(1)	$(399,260)	$(72,007,451)	$(41,867,556)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen International Growth Portfolio	$307,907,110

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006, are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen International Growth Portfolio	$1,603,877,077	$755,044,404	$(31,848,996)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen International Growth Portfolio	$33,885,214	$–	$–	$–
For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen International Growth Portfolio	$12,382,967	$–	$–	$–

Janus Aspen Series December 31, 2006 21

Notes to Financial Statements (unaudited) (continued)

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen International Growth Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	5,510	3,438
Reinvested dividends and distributions	321	190
Shares repurchased	(4,811)	(5,258)
Net Increase (Decrease) in Portfolio Shares	1,020	(1,630)
Shares Outstanding, Beginning of Period	15,476	17,106
Shares Outstanding, End of Period	16,496	15,476
Transactions in Portfolio Shares – Service Shares
Shares sold	5,523	3,048
Reinvested dividends and distributions	370	190
Shares repurchased	(2,759)	(3,687)
Net Increase (Decrease) in Portfolio Shares	3,134	(449)
Shares Outstanding, Beginning of Period	18,063	18,512
Shares Outstanding, End of Period	21,197	18,063
Transactions in Portfolio Shares – Service II Shares
Shares sold	3,502	1,006
Reinvested dividends and distributions	97	32
Shares repurchased	(817)	(504)
Net Increase (Decrease) in Portfolio Shares	2,782	534
Shares Outstanding, Beginning of Period	3,197	2,663
Shares Outstanding, End of Period	5,979	3,197

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen International Growth Portfolio	$1,327,548,937	$1,020,679,513	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of

22 Janus Aspen Series December 31, 2006

Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2006 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen International Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen International Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

24 Janus Aspen Series December 31, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

Janus Aspen Series December 31, 2006 25

Additional Information (unaudited) (continued)

serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

26 Janus Aspen Series December 31, 2006

Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2006 27

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to

28 Janus Aspen Series December 31, 2006

the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2006 29

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income
Janus Aspen International Growth Portfolio	$892,279	$38,588,077

30 Janus Aspen Series December 31, 2006

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Aspen Series December 31, 2006 31

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004).Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

32 Janus Aspen Series December 31, 2006

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brent A. Lynn 151 Detroit Street Denver, CO 80206 Age 42	Executive Vice President and Portfolio Manager Janus Aspen International Growth Portfolio	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services, LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-707 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Large Cap Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	23

Additional Information	24

Explanations of Charts, Tables and Financial Statements	27

Designation Requirements	29

Trustees and Officers	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Large Cap Growth Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the portfolio is invested in small- and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

David Corkins

portfolio manager

The goal of this letter is to discuss my investment process and strategy, and to detail a few specific investment moves and other important changes that I have made since taking over management of the Portfolio on February 1, 2006. I also would like to review the Portfolio's performance during its fiscal year ended December 31, 2006 and share my outlook going forward.

Year-to-Date Repositioning

Throughout the year, I continued my efforts to consolidate the Portfolio, with the goal of owning 70 to 90 individual holdings that earn our highest conviction. This level allows our team to better assess the risks, potential rewards and leverage points of the businesses we invest in, while allowing us to provide diversification for the overall Portfolio.

The second significant change has been to leverage the efforts of our entire research team to build a portfolio of our best ideas. During the year I significantly raised the percentage of assets that are internally rated "buy" and "strong-buy" to 88% of the overall Portfolio. I have a high degree of confidence in our analysts' work, still considering myself an analyst as well as a portfolio manager. Moreover, I believe that, as long as we maintain our historical focus on quality fundamental research, our shareholders will be rewarded.

The last major change was to rebalance the Portfolio across the various market sectors. The Portfolio is more diversified across industries than it was at the beginning of the period, and I expect the focus going forward to be much more on individual company fundamentals than on relative sector concentrations.

In short, the Portfolio today is more concentrated in terms of companies, more diverse in terms of industries, and is populated with the best efforts of our entire research team. My prospective goal is to lower turnover within the Portfolio and compound returns, alongside the companies within the Portfolio.

Performance Review

As mentioned in our semiannual letter, our goal with the Portfolio is to seek superior long-term returns for shareholders. In practice, these returns are measured by positive absolute performance and consistent execution in both up and down markets.

For the 12 months ended December 31, 2006, Janus Aspen Large Cap Growth Portfolio's Institutional Shares and Service Shares advanced 11.38% and 11.08%, respectively, outperforming the Portfolio's primary benchmark, the Russell 1000® Growth Index, which gained 9.07%. Our secondary benchmark, the S&P 500® Index, returned 15.80%. The Portfolio's Institutional and Service Shares also outperformed 89% and 88%, respectively, of all VA Large-Cap Growth funds as measured by Lipper.

Lipper Quartile[1] As of 12/31/06	One Year	Three Years	Five Years	Ten Years
Institutional Shares	1st	3rd	2nd	2nd
	(21 out of 193)	(107 out of 177)	(40 out of 130)	(21 out of 41)
Service Shares	1st	3rd	2nd	N/A2
	(22 out of 193)	(115 out of 177)	(48 out of 130)	N/A2

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800-525-0020 or visit www.janus.com/info for performance current to the most recent month-end.

Total return includes reinvestment of dividends and capital gains.

1Rank based on total returns for the VA Lipper Large-Cap Growth funds category.

2The ten-year Lipper ranking for the Portfolio's Service Shares is not available.

The Investment Environment

Concerns over elevated commodity prices and uncertainty over Federal Reserve (Fed) monetary policy heavily influenced equity markets during the fiscal period. As surging energy prices fueled inflationary fears in the spring and early summer, the Fed continued to tighten credit conditions. The Fed raised the overnight lending rate four times, for 100 basis points, through June of 2006 – adding to the 325 basis points of tightening instituted by the central bank since June 2004. Nonetheless, by late summer, retreating energy prices and evidence of a softening economy helped to persuade Fed policymakers to hold rates unchanged at 5.25% at its August, September, October and December meetings. Some investors took this pause as an indication that the Fed may be finished with near-term rate hikes, and might even cut rates in the foreseeable future. However, policymakers continued to warn of underlying inflationary pressures and tight resource capacity.

2 Janus Aspen Series December 31, 2006

(unaudited)

What Went Right

The Portfolio's broadly diversified approach served it well in this volatile period, as companies from a variety of sectors contributed notably. Stock selection proved especially valuable in the capital goods, retail, energy and pharmaceuticals sectors.

One of the top performing individual stocks for the year was Boeing. The aircraft manufacturer provides an excellent example of what I look for in a stock: strong competitive positioning, attractive industry dynamics, rising returns on capital and free cash flow, and a management focus on shareholder value. The company is currently capitalizing on vigorous demand from international carriers, as well as from greater interest in more fuel-efficient planes. While company fundamentals are strong and backlog continues to grow, the stock has also been lifted by negative developments at competitor Airbus, which faced delays in the development of its A380 superjumbo jet and turmoil at the executive level. In December, Boeing received a $5 billion order from Deutsche Lufthansa A.G. in a deal that strengthened its market position relative to Airbus. While I remain optimistic about future order growth and margin potential at Boeing, I elected to take some profits during the period given the significant returns over the last year.

We made significant investments in the financial sector during the year given what we believed to be attractive risk/potential reward characteristics. Earlier in the year, many financial stocks were heavily discounted, due in part to perceptions of a slowing economy, weak consumer spending and an inverted yield curve. I took advantage of this pessimism to build meaningful positions in financial stocks such as JPMorgan Chase and American Express. In general, we believed that valuations on these shares overly discounted macroeconomic concerns, and we were attracted to the high levels of free cash flow generation, rising returns and strong management teams at these franchises. Among our financial holdings, JPMorgan Chase was a significant contributor to the Portfolio's performance, returning 29.90% as revenue accelerated in its wholesale businesses, costs declined amidst a restructuring, and credit costs remained modest. Furthermore, we remain optimistic that new management at the firm will continue to invest in the business and drive increased returns on invested capital.

Strong performers in the pharmaceuticals and biotechnology sector included Celgene and Roche Holding. Celgene climbed steadily as its Revlimid and Thalomid treatments for blood-borne cancers fueled a 77.56% year-over-year increase in revenues for the period. Meanwhile, Swiss drug maker Roche reported a 21.10% increase in sales for the period. The company has enjoyed robust sales of its cancer drugs, as well as its flu vaccine, Tamiflu. Management also remains committed to lowering the cost structure of the business by divesting non-core assets and simplifying its balance sheet. Encouraged by the company's prospects, I increased the Portfolio's exposure to the stock.

The Portfolio's household and personal products stocks also outperformed the broader market. One of the largest holdings, consumer products giant Procter & Gamble, continued to impress investors with its strong financial performance and market positioning. Its integration of former rival Gillette appears to be proceeding ahead of schedule, creating new revenue streams and cost synergies. Meanwhile, I initiated a new investment in consumer products company Kimberly-Clark, which I believe is well positioned to benefit from easing commodity prices and its own restructuring efforts.

What Went Wrong

Unfortunately, a handful of individual holdings hurt overall results. One of the biggest detractors for the period was Internet search and media provider Yahoo! While I believe Yahoo! is positioned to capitalize on a shift in advertising dollars from television to the Internet, it continues to face brisk competitive challenges from rivals such as Google (another Portfolio holding). In the second half of the year, the company suffered a setback when it was forced to delay the launch of its highly anticipated new Project Panama advertising management system. Nonetheless, by year-end, the company successfully launched the Panama technology and expanded its availability to all U.S. consumers. We have done extensive research into the potential of the Panama platform and believe it could provide additional revenue opportunities for the company, thereby improving returns going forward.

Select healthcare stocks also suffered during the period. Notably, generic drug maker Teva Pharmaceuticals lost ground as it struggled to digest the recently acquired Ivax, a one-time rival. Teva continues to win Food and Drug Administration approval to market generic versions of several big-name drugs and reported strong growth in sales of its Copaxone treatment for multiple sclerosis. Despite these successes, future pipeline opportunities in the generic space became unclear. In light of this uncertainty, I liquidated the Portfolio's investment in the company.

Market volatility also took a toll on a number of the Portfolio's technology shares. Chipmaker Advanced Micro Devices (AMD) retreated as revenues sagged and margins tightened amid increased competition and pricing pressures from Intel. Nonetheless, I remain constructive on AMD's market position and long-term potential, due in part to its inherent architectural advantages over Intel, which could drive higher gross margins throughout the upcoming product cycle. Consequently, I took advantage of this price weakness to add to the Portfolio's investment.

I was less reassured by prospects for technology equipment manufacturer Juniper Networks, which I completely liquidated after taking over management of the Portfolio. This decision reflected our concerns over the company's dramatic sales-force turnover, management departures and poor execution in its core router business. Although the stock provided a net drag on performance, our decision to liquidate the investment early in the year helped to limit the overall impact on Portfolio results.

Janus Aspen Series December 31, 2006 3

Janus Aspen Large Cap Growth Portfolio (unaudited)

Looking Forward

Recent market gains have received a boost from expectations for more neutral to accommodative monetary policy going forward, and a lower interest rate environment. At the same time, investors have been heartened by generally healthy corporate balance sheets and relatively low levels of corporate leverage. Indeed, one recent study suggested that the S&P 500® Index could use debt to immediately repurchase 26% of its outstanding shares and simply return to average historical debt-to-equity levels. Dramatically higher levels of domestic, private equity fundraising also tend to add a floor to domestic valuations. The result is significant market liquidity that could help to support underlying market gains.

Nonetheless, I would caution that uncertainty over the strength of the economy and the outlook for commodity price inflation could contribute to increased market volatility in the coming year. Moreover, I remain concerned about the prospects for the U.S. dollar and the long-term implications from higher commodity prices. Foreign investors have provided critical support to domestic markets, but their continued interest in U.S. securities could be dampened by sustained dollar weakness.

Despite these risks, I have confidence in the individual stocks within the Portfolio. Our intensive research efforts will continue to seek companies that offer high free cash flow, rising returns on capital and management teams that are focused on shareholder value creation. This is the same process I have used over the last 10 years during my tenure as portfolio manager of two retail funds – Janus Growth and Income Fund (8/97 - 12/03) and Janus Mercury Fund (2/03 - 1/06) – and now Janus Aspen Large Cap Growth Portfolio and the retail version of the fund – Janus Fund. I believe this disciplined, research-driven investment process will deliver solid long-term returns for investors.

Thank you for your investment in Janus Aspen Large Cap Growth Portfolio.

Janus Aspen Large Cap Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Exxon Mobil Corp. Petroleum and petrochemical business operator – U.S.	0.90%
Boeing Co. Aerospace and defense company – U.S.	0.82%
JP Morgan Chase & Co. Financial products and services provider – U.S.	0.73%
Merck & Company Inc. Global pharmaceutical company – U.S.	0.66%
Precision Castparts Corp. Aerospace and defense company – U.S.	0.63%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company – U.S.	(1.20)%
Advanced Micro Devices, Inc. Integrated circuits provider – U.S.	(0.75)%
UnitedHealth Group, Inc. Organized health systems company – U.S.	(0.63)%
Whole Foods Market Inc. Owner and operator of a chain of natural food supermarkets – U.S.	(0.49)%
Teva Pharmaceutical Developer, manufacturer and marketer of pharmaceuticals – Israel	(0.29)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Capital Goods	2.52%	10.29%	11.14%
Diversified Financials	1.93%	9.48%	4.48%
Materials	1.60%	4.73%	2.40%
Retailing	1.55%	5.45%	6.24%
Pharmaceuticals & Biotechnology	1.50%	10.36%	10.24%

5 Largest Detractors from Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Healthcare Equipment & Services	(1.64)%	8.00%	8.19%
Semiconductors & Semiconductor Equipment	(0.92)%	4.22%	5.15%
Software & Services	(0.58)%	11.09%	10.53%
Food & Staples Retailing	(0.42)%	1.78%	3.44%
Consumer Durables & Apparel	(0.02)%	0.82%	1.42%

4 Janus Aspen Series December 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

Boeing Co. Aerospace and Defense	3.8%
Procter & Gamble Co. Cosmetics and Toiletries	3.6%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.3%
Exxon Mobil Corp. Oil Companies - Integrated	3.0%
Roche Holding A.G. Medical - Drugs	3.0%
16.7%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 1.6% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 5

Janus Aspen Large Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	11.38%		3.28%		6.13%		8.54%
Janus Aspen Large Cap Growth Portfolio - Service Shares	11.08%		3.02%		5.85%		8.23%
Russell 1000® Growth Index	9.07%		2.69%		5.44%		8.80%
S&P 500® Index	15.80%		6.19%		8.42%		10.81%
Lipper Quartile - Institutional Shares	1	st	2	nd	2	nd	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	21/193		40/130		21/41		12/23

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective February 1, 2006, Blaine Rollins is no longer the manager of Janus Aspen Large Cap Growth Portfolio, and David Corkins is now the Portfolio's manager.

See "Explanations of Charts, Tables and Financial Statements."

*The Portfolio's inception date - September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,101.70	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41
Expense Example – Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,100.40	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

*Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 Janus Aspen Series December 31, 2006

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 98.4%
Aerospace and Defense - 5.4%
583,709	BAE Systems PLC**	$4,865,861
349,879	Boeing Co.	31,083,250
98,535	Lockheed Martin Corp.	9,072,117
		45,021,228
Agricultural Chemicals - 2.8%
218,830	Monsanto Co.	11,495,140
61,922	Syngenta A.G.*	11,520,490
		23,015,630
Agricultural Operations - 0.6%
152,655	Archer-Daniels-Midland Co.	4,878,854
Automotive - Cars and Light Trucks - 1.1%
159,920	BMW A.G.**	9,204,029
Building - Residential and Commercial - 0.3%
4,543	NVR, Inc.*,#	2,930,235
Building Products - Cement and Aggregate - 0.7%
171,136	Cemex S.A. de C.V. (ADR)*	5,798,088
Casino Hotels - 1.9%
108,585	Harrah's Entertainment, Inc.	8,982,151
82,965	Station Casinos, Inc.	6,775,752
		15,757,903
Cellular Telecommunications - 0.9%
168,670	America Movil S.A. de C.V. - Series L (ADR)	7,627,257
Chemicals - Diversified - 0.7%
83,900	Shin-Etsu Chemical Company, Ltd.**	5,618,949
Commercial Services - Finance - 1.5%
59,965	Moody's Corp.	4,141,183
173,806	Paychex, Inc.	6,872,289
78,335	Western Union Co.	1,756,271
		12,769,743
Computers - 2.1%
156,230	Apple Computer, Inc.*,**	13,254,553
30,397	Research In Motion, Ltd. (U.S. Shares)*,**	3,884,129
		17,138,682
Computers - Memory Devices - 2.0%
1,051,445	EMC Corp.*,#	13,879,074
69,955	SanDisk Corp.*,#	3,010,164
		16,889,238
Consumer Products - Miscellaneous - 0.9%
112,175	Kimberly-Clark Corp.	7,622,291
Containers - Metal and Glass - 0.7%
138,116	Ball Corp.	6,021,858
Cosmetics and Toiletries - 3.6%
461,776	Procter & Gamble Co.	29,678,344
Distribution/Wholesale - 0.8%
558,002	Esprit Holdings, Ltd.	6,230,471
Diversified Operations - 3.0%
655,845	General Electric Co.	24,403,992
E-Commerce/Services - 1.8%
206,760	eBay, Inc.*	6,217,273
226,865	IAC/InterActiveCorp*,#	8,430,304
		14,647,577

Shares or Principal Amount		Value
Electric - Generation - 0.5%
187,602	AES Corp.*	$4,134,748
Electric - Integrated - 1.3%
201,535	TXU Corp.#	10,925,212
Electric Products - Miscellaneous - 0.5%
96,150	Emerson Electric Co.	4,239,254
Electronic Components - Semiconductors - 3.1%
554,405	Advanced Micro Devices, Inc.*	11,282,142
509,725	Texas Instruments, Inc.	14,680,080
		25,962,222
Electronic Forms - 0.8%
152,767	Adobe Systems, Inc.*	6,281,779
Enterprise Software/Services - 1.9%
450,830	Oracle Corp.*	7,727,226
157,640	SAP A.G. (ADR)#,**	8,370,684
		16,097,910
Entertainment Software - 1.4%
231,445	Electronic Arts, Inc.*	11,655,570
Finance - Credit Card - 1.6%
186,040	American Express Co.	11,287,046
53,400	Credit Saison Company, Ltd.**	1,839,755
		13,126,801
Finance - Investment Bankers/Brokers - 7.1%
572,265	JP Morgan Chase & Co.	27,640,399
139,382	Merrill Lynch & Company, Inc.	12,976,464
168,092	UBS A.G.	10,215,193
130,476	UBS A.G. (U.S. Shares)	7,871,617
		58,703,673
Finance - Mortgage Loan Banker - 1.6%
216,795	Fannie Mae	12,875,455
Finance - Other Services - 0.6%
10,245	Chicago Mercantile Exchange Holdings, Inc.	5,222,389
Food - Retail - 0.8%
142,003	Whole Foods Market, Inc.	6,664,201
Food - Wholesale/Distribution - 0.6%
145,915	Sysco Corp.	5,363,835
Independent Power Producer - 2.0%
288,985	NRG Energy, Inc.*,#	16,186,050
Industrial Automation and Robotics - 0.9%
117,565	Rockwell Automation, Inc.	7,180,870
Insurance Brokers - 0.8%
218,390	Marsh & McLennan Companies, Inc.#	6,695,837
Internet Infrastructure Software - 0.6%
88,425	Akamai Technologies, Inc.*,**,#	4,697,136
Investment Management and Advisory Services - 0.8%
68,725	Legg Mason, Inc.	6,532,311
Medical - Biomedical and Genetic - 1.5%
149,036	Celgene Corp.*,**	8,574,041
49,335	Genentech, Inc.*	4,002,549
		12,576,590
Medical - Drugs - 4.4%
270,200	Merck & Company, Inc.	11,780,720
136,207	Roche Holding A.G.	24,424,480
		36,205,200

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Medical - HMO - 1.8%
296,420	Coventry Health Care, Inc.*	$14,835,821
Medical - Wholesale Drug Distributors - 1.0%
128,725	Cardinal Health, Inc.	8,293,752
Medical Instruments - 0.4%
35,155	Intuitive Surgical, Inc.*	3,371,365
Medical Products - 0.5%
81,666	Varian Medical Systems, Inc.*	3,884,852
Metal Processors and Fabricators - 1.8%
185,845	Precision Castparts Corp.#	14,547,947
Networking Products - 0.6%
179,267	Cisco Systems, Inc.*	4,899,367
Oil and Gas Drilling - 0.6%
174,715	Nabors Industries, Ltd.*,#	5,203,013
Oil Companies - Exploration and Production - 1.0%
66,399	Apache Corp.	4,416,197
90,890	EnCana Corp. (U.S. Shares)	4,176,396
		8,592,593
Oil Companies - Integrated - 3.8%
324,004	Exxon Mobil Corp.**	24,828,426
91,860	Hess Corp.	4,553,500
29,125	Suncor Energy, Inc. (U.S. Shares)	2,298,254
		31,680,180
Oil Refining and Marketing - 0.6%
92,070	Valero Energy Corp.	4,710,301
Pharmacy Services - 1.3%
188,786	Caremark Rx, Inc.	10,781,568
Reinsurance - 1.0%
2,176	Berkshire Hathaway, Inc. - Class B*,#	7,977,216
Retail - Apparel and Shoe - 2.6%
161,634	Industria de Diseno Textil S.A.**	8,707,390
253,125	Nordstrom, Inc.#	12,489,188
		21,196,578
Retail - Building Products - 0.6%
172,928	Lowe's Companies, Inc.	5,386,707
Retail - Consumer Electronics - 0.3%
46,055	Best Buy Company, Inc.	2,265,445
Retail - Drug Store - 0.4%
116,915	CVS Corp.	3,613,843
Retail - Office Supplies - 1.4%
428,148	Staples, Inc.	11,431,552
Savings/Loan/Thrifts - 0.8%
223,980	Hudson City Bancorp, Inc.	3,108,842
225,875	NewAlliance Bancshares, Inc.#	3,704,350
		6,813,192
Semiconductor Components/Integrated Circuits - 0.4%
161,690	Marvell Technology Group, Ltd.*	3,102,831
Soap and Cleaning Preparations - 1.2%
224,051	Reckitt Benckiser PLC**	10,238,972
Telecommunication Services - 0.7%
166,785	NeuStar, Inc. - Class A*	5,410,505
Telephone - Integrated - 0.7%
988,050	Level 3 Communications, Inc.*,**,#	5,533,080

Shares or Principal Amount		Value
Therapeutics - 1.6%
133,835	Amylin Pharmaceuticals, Inc.*	$4,827,428
127,213	Gilead Sciences, Inc.*	8,259,941
		13,087,369
Tobacco - 0.5%
52,095	Altria Group, Inc.	4,470,793
Transportation - Railroad - 1.3%
144,440	Canadian National Railway Co. (U.S. Shares)	6,215,254
44,915	Union Pacific Corp.	4,133,078
		10,348,332
Transportation - Services - 1.9%
194,645	C.H. Robinson Worldwide, Inc.	7,959,034
107,642	United Parcel Service, Inc. - Class B	8,070,997
		16,030,031
Web Portals/Internet Service Providers - 3.3%
23,300	Google, Inc. - Class A*,**	10,729,184
651,424	Yahoo!, Inc.*	16,637,369
		27,366,553
Wireless Equipment - 2.7%
181,230	Crown Castle International Corp.*	5,853,729
309,902	Nokia Oyj (ADR)**	6,297,209
269,880	QUALCOMM, Inc.	10,198,765
		22,349,703
Total Common Stock (cost $646,322,970)		814,004,873
Equity-Linked Structured Notes - 0.4%
Finance - Investment Bankers/Brokers - 0.4%
	Morgan Stanley Co:
35,530	convertible, (Celgene Corp.), 0% (144A)§	2,004,958
35,530	convertible, (Celgene Corp.), 0% (144A)§	2,004,958
Total Equity-Linked Structured Notes (cost $3,349,768)		4,009,916
U.S. Treasury Notes - 0.7%
	U.S. Treasury Notes:
$2,567,000	3.125%, due 1/31/07**	2,563,290
901,000	6.25%, due 2/15/07**	902,232
2,530,000	3.375%, due 2/28/07**	2,523,478
Total U.S. Treasury Notes (cost $5,989,153)		5,989,000
Money Markets - 0.2%
1,440,000	Janus Money Market Fund, 5.24% (cost $1,440,000)	1,440,000
Other Securities - 6.0%
48,941,717	State Street Navigator Securities Lending Prime Portfolio† (cost $48,941,717)	48,941,717
Total Investments (total cost $706,043,608) – 105.7%		874,385,506
Liabilities, net of Cash, Receivables and Other Assets – (5.7)%		(47,378,954)
Net Assets – 100.0%		$827,006,552

See Notes to Schedules of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$14,536,315	1.7%
Canada	16,574,033	1.9%
Finland	6,297,209	0.7%
Germany	17,574,713	2.0%
Japan	7,458,704	0.9%
Mexico	13,425,345	1.5%
Spain	8,707,390	1.0%
Switzerland	54,031,780	6.2%
United Kingdom	15,104,833	1.7%
United States††	720,675,184	82.4%
Total	$874,385,506	100.0%

††Includes Short-Term Securities and Other Securities (76.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 3/15/07	1,515,000	$2,966,721	$(138,655)
Euro 1/11/07	5,050,000	6,670,351	(231,601)
Euro 4/18/07	900,000	1,193,545	(20,728)
Japanese Yen 4/18/07	230,000,000	1,961,023	105,603
Total		$12,791,640	$(285,381)

Schedule of Written Options - Calls	Value
Akamai Technologies, Inc. expires January 2007 169 contracts exercise price $55.00	$(19,435)
Akamai Technologies, Inc. expires January 2007 95 contracts exercise price $60.00	(1,900)
Akamai Technologies, Inc. expires January 2007 96 contracts exercise price $65.00	(480)
Akamai Technologies, Inc. expires February 2007 96 contracts exercise price $65.00	(3,840)
Apple Computer, Inc. expires January 2007 156 contracts exercise price $110.00	(1,560)
Apple Computer, Inc. expires January 2007 156 contracts exercise price $115.00	(1,092)
Apple Computer, Inc. expires January 2007 156 contracts exercise price $120.00	(156)
Apple Computer, Inc. expires April 2007 156 contracts exercise price $120.00	(12,480)

Value
Celgene Corp. expires January 2007 19 contracts exercise price $65.00	$(285)
Exxon Mobil Corp. expires January 2007 343 contracts exercise price $85.00	(1,715)
Google, Inc. expires January 2007 23 contracts exercise price $570.00	(115)
Level 3 Communications, Inc. expires January 2007 816 contracts exercise price $6.50	(2,140)
Research In Motion Limited expires January 2007 29 contracts exercise price $160.00	(232)
Research In Motion Limited expires January 2007 29 contracts exercise price $165.00	(145)
Total Written Options - Calls
2,339 Contracts (Premiums received $134,199)	$(45,575)
Schedule of Written Options - Puts
Best Buy Company, Inc. expires January 2007 542 contracts exercise price $45.00	$(10,840)
Best Buy Company, Inc. expires February 2007 405 contracts exercise price $42.50	(10,125)
Nabors Industries, Ltd. expires February 2007 300 contracts exercise price $27.50	(15,000)
TXU Corp. expires February 2007 144 contracts exercise price $47.50	(3,600)
Total Written Options - Puts
1,391 Contracts (Premiums received $57,032)	$(39,565)

See Notes to Schedules of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 9

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Large Cap Growth Portfolio
Assets:
Investments at cost(1)	$706,044
Investments at value(1)	$874,386
Cash	186
Receivables:
Investments sold	2,715
Portfolio shares sold	61
Dividends	710
Interest	90
Other assets	21
Forward currency contracts	106
Total Assets	878,275
Liabilities:
Payables:
Options Written, at value (premiums received of $191)	85
Collateral for securities loaned (Note 1)	48,942
Investments purchased	680
Portfolio shares repurchased	610
Advisory fees	454
Transfer agent fees and expenses	1
Distribution fees – Service Shares	32
Non-interested Trustees' fees and expenses	7
Accrued expenses	66
Forward currency contracts	391
Total Liabilities	51,268
Net Assets	$827,007
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,823,676
Undistributed net investment income/(loss)*	377
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,165,209)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	168,163
Total Net Assets	$827,007
Net Assets – Institutional Shares	$677,289
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	29,291
Net Asset Value Per Share	$23.12
Net Assets – Service Shares	$149,718
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,555
Net Asset Value Per Share	$22.84

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $47,833,196 of securities loaned for Janus Aspen Large Cap Growth Portfolio (Note 1).

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Large Cap Growth Portfolio
Investment Income:
Interest	$227
Securities lending income	99
Dividends	9,661
Dividends from affiliates	191
Foreign tax withheld	(242)
Total Investment Income	9,936
Expenses:
Advisory fees	5,389
Transfer agent expenses	5
Registration fees	30
Custodian fees	52
Professional fees	28
Non-interested Trustees' fees and expenses	32
Distribution fees – Service Shares	372
Other expenses	260
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	6,168
Expense and Fee Offset	(8)
Net Expenses	6,160
Net Investment Income/(Loss)	3,776
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	86,906
Net realized gain/(loss) from foreign currency transactions	(385)
Net realized gain/(loss) from options	118
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(471)
Net Gain/(Loss) on Investments	86,168
Net Increase/(Decrease) in Net Assets Resulting from Operations	$89,944

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Large Cap Growth Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$3,776	$2,724
Net realized gain/(loss) from investment and foreign currency transactions	86,521	106,912
Net realized gain/loss from options	118	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(471)	(95,439)
Net Increase/(Decrease) in Net Assets Resulting from Operations	89,944	14,197
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(3,301)	(2,520)
Service Shares	(412)	(204)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(3,713)	(2,724)
Capital Share Transactions:
Shares sold
Institutional Shares	24,118	27,071
Service Shares	10,859	7,591
Reinvested dividends and distributions
Institutional Shares	3,301	2,520
Service Shares	412	204
Shares repurchased(1)
Institutional Shares	(151,386)	(482,533)
Service Shares	(33,943)	(39,084)
Net Increase/(Decrease) from Capital Share Transactions	(146,639)	(484,231)
Net Increase/(Decrease) in Net Assets	(60,408)	(472,758)
Net Assets:
Beginning of period	887,415	1,360,173
End of period	$827,007	$887,415
Undistributed net investment income/(loss)*	$377	$306

*  See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, Janus Aspen Large Cap Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $267,997,880, on the date of redemption.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year ended December 31
	Janus Aspen Large Cap Growth Portfolio
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.86	$20.08	$19.23	$14.61	$19.89
Income from Investment Operations:
Net investment income/(loss)	.12	.09	.04	.02	.01
Net gain/(loss) on securities (both realized and unrealized)	2.25	.76	.84	4.62	(5.29)
Total from Investment Operations	2.37	.85	.88	4.64	(5.28)
Less Distributions:
Dividends (from net investment income)*	(.11)	(.07)	(.03)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.11)	(.07)	(.03)	(.02)	–
Net Asset Value, End of Period	$23.12	$20.86	$20.08	$19.23	$14.61
Total Return	11.38%	4.23%	4.57%	31.73%	(26.51)%
Net Assets, End of Period (in thousands)	$677,289	$730,374	$1,177,145	$1,666,317	$1,484,889
Average Net Assets for the Period (in thousands)	$693,731	$857,660	$1,462,102	$1,533,995	$1,967,021
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.69%	0.66%	0.67%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets(2)	0.69%	0.66%	0.66%	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.49%	0.31%	0.14%	0.12%	(0.08)%
Portfolio Turnover Rate	54%	87%	33%	24%	36%

Service Shares

For a share outstanding during each fiscal year ended December 31
	Janus Aspen Large Cap Growth Portfolio
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.62	$19.85	$19.04	$14.48	$19.76
Income from Investment Operations:
Net investment income/(loss)	.02	(.02)	(.04)	(.03)	(.04)
Net gain/(loss) on securities (both realized and unrealized)	2.26	.82	.85	4.59	(5.24)
Total from Investment Operations	2.28	.80	.81	4.56	(5.28)
Less Distributions:
Dividends (from net investment income)*	(.06)	(.03)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.06)	(.03)	–	–	–
Net Asset Value, End of Period	$22.84	$20.62	$19.85	$19.04	$14.48
Total Return	11.08%	4.01%	4.25%	31.49%	(26.72)%
Net Assets, End of Period (in thousands)	$149,718	$157,041	$183,028	$211,100	$177,327
Average Net Assets for the Period (in thousands)	$148,875	$163,753	$191,544	$188,994	$219,594
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.94%	0.91%	0.92%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets(2)	0.94%	0.91%	0.91%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.24%	0.06%	(0.11)%	(0.13)%	(0.33)%
Portfolio Turnover Rate	54%	87%	33%	24%	36%

*  See Note 3 in Notes to Financial Statements.

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(2)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 13

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds		Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index		Contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in the index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index		The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR		American Depositary Receipt

PLC		Public Limited Company

U.S. Shares		Securities of foreign companies trading on an American Stock Exchange.

144	A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of December 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Large Cap Growth Portfolio
Morgan Stanley Co. convertible, (Celgene Corp.), 0% (144A)	7/24/06	$1,674,884	$2,004,958	0.2%
Morgan Stanley Co. convertible, (Celgene Corp.), 0% (144A)	7/24/06	1,674,884	2,004,958	0.2%
		$3,349,768	$4,009,916	0.4%
The Portfolio has registration rights for certain restricted securities held as of December 31, 2006. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of December 31, 2006 are noted below.

Portfolio	Aggregate Value
Janus Aspen Large Cap Growth Portfolio	$73,419,862

14 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Large Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash,

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of December 31, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2006
Janus Aspen Large Cap Growth Portfolio	$47,833,196

As of December 31, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2006
Janus Aspen Large Cap Growth Portfolio	$48,941,717

As of December 31, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market

16 Janus Aspen Series December 31, 2006

value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Options Contracts

The Portfolio may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The Portfolio recognized realized gains of $118,327 for written options during the fiscal year ended December 31, 2006.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2006 was as follows:

Call Options	Number of Options Contracts	Premiums Received
Janus Aspen Large Cap Growth Portfolio
Options Outstanding at January 1, 2006	–	–
Options Written	4,824	$255,903
Options Closed	(36)	(1,041)
Options Expired	(2,401)	(118,327)
Options Exercised	(48)	(2,336)
Options outstanding at December 31, 2006	2,339	$134,199
Put Options	Number of Options Contracts	Premiums Received
Janus Aspen Large Cap Growth Portfolio
Options Outstanding at January 1, 2006	–	–
Options Written	1,391	$57,032
Options Closed	–	–
Options Expired	–	–
Options Exercised	–	–
Options outstanding at December 31, 2006	1,391	$57,032

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A

18 Janus Aspen Series December 31, 2006

calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $1,385 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Large Cap Growth Portfolio
Janus Government Money Market Fund	$2,644,048	$2,644,048	$1,778	$–
Janus Institutional Cash Reserves Fund	30,475,120	30,475,120	66,797	–
Janus Money Market Fund	33,684,462	32,244,462	122,180	1,440,000
	$66,803,630	$65,363,630	$190,755	$1,440,000

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Large Cap Growth Portfolio(1)	$378,907	$–	$(1,164,320,697)	$–	$105,490	$167,167,380

(1) Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2006

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Large Cap Growth Portfolio(1)	$(343,953)	$(660,733,851)	$(374,579,329)	$(128,663,564)

(1) Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Large Cap Growth Portfolio	$85,571,416

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Large Cap Growth Portfolio	$707,218,126	$187,856,150	$(20,688,770)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted on the next page have been reclassified to paid-in capital.

20 Janus Aspen Series December 31, 2006

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Large Cap Growth Portfolio	$3,712,528	$–	$–	$–
For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Large Cap Growth Portfolio	$2,723,575	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Large Cap Growth Portfolio
(all numbers in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,106	1,361
Reinvested dividends and distributions	150	125
Shares repurchased	(6,979)	(25,104)
Net Increase (Decrease) in Portfolio Shares	(5,723)	(23,618)
Shares Outstanding, Beginning of Period	35,014	58,632
Shares Outstanding, End of Period	29,291	35,014
Transactions in Portfolio Shares – Service Shares
Shares sold	502	384
Reinvested dividends and distributions	19	10
Shares repurchased	(1,584)	(1,997)
Net Increase (Decrease) in Portfolio Shares	(1,063)	(1,603)
Shares Outstanding, Beginning of Period	7,618	9,221
Shares Outstanding, End of Period	6,555	7,618

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Large Cap Growth Portfolio	$447,350,453	$566,287,376	$5,987,187	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several

Janus Aspen Series December 31, 2006 21

Notes to Financial Statements (continued)

state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Large Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Large Cap Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve- month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to

24 Janus Aspen Series December 31, 2006

serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Janus Aspen Series December 31, 2006 25

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

26 Janus Aspen Series December 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing option contracts follows the Portfolio's Schedule of Investments (if applicable). Option contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

Janus Aspen Series December 31, 2006 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also reported.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Large Cap Growth Portfolio	100%

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

30 Janus Aspen Series December 31, 2006

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Janus Aspen Series December 31, 2006 31

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David J. Corkins 151 Detroit Street Denver, CO 80206 Age 40	Executive Vice President and Portfolio Manager Janus Aspen Large Cap Growth Portfolio	2/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2003-2006) for Janus Mercury Fund, and Portfolio Manager (1997-2003) for Janus Growth and Income Fund.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

32 Janus Aspen Series December 31, 2006

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-701 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Mid Cap Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	22

Additional Information	23

Explanation of Charts, Tables and Financial Statements	26

Trustees and Officers	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Portfolio Snapshot

This portfolio invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their businesses and grow.

Jonathan Coleman

portfolio manager

Investment Philosophy

One of my goals in writing this letter every year is to provide you with some insight into how I manage the Portfolio. In past letters, I have written about consistency of process, which I believe to be fundamental to strong investment results over an extended period of time. When looking at individual securities for the Portfolio I seek out companies I believe have strong competitive barriers to entry, diverse and predictable revenue streams, an ability to expand profit margins over time, a strong stewardship of investors' capital and appropriate valuations which I believe provide a reasonable risk and reward tradeoff.

Consistency of process can be measured in various ways. Because I place such a strong emphasis on the predictability of revenues a company can generate, I look at the Portfolio's volatility as a way to measure consistency. One measure of volatility is to look at the standard deviation of returns relative to the Portfolio's benchmark index. Since I started managing the Portfolio in February 2002, the standard deviation of the Institutional Shares was 12.82 and the Service Shares was 12.81, and has been 22% below that of the Russell Midcap® Growth Index (standard deviation of 15.66). While volatility over the last 12 months has been below that of recent years, the Portfolio's standard deviation for the Institutional Shares was 10.11 and the Service Shares was 10.10, and was still modestly below that of the 10.60 posted by the Index.

Volatility can be a good thing when it is exclusively to the upside; however, as we all know from recent experience, markets do not exclusively go up. As I have learned throughout my career, significant volatility in down markets is a very painful experience. I seek to control volatility through the portfolio construction process. I try to do that by focusing our largest investments in the Portfolio in more predictable, rather than less predictable, business models. Thus, you will find that many, but not all, of the larger positions in the Portfolio have recurring revenue streams that are I feel are unlikely to experience significant upside or downside volatility. Ultimately, I want you, as a shareholder, to have confidence that your manager seeks to control risks and reduce volatility. I feel this provides the Portfolio with the best opportunity to perform well in all types of markets.

Performance Overview

During the 12 months ended December 31, 2006, Janus Aspen Mid Cap Growth Portfolio's Institutional Shares and Service Shares gained 13.61% and 13.31%, respectively. By comparison, the Portfolio's primary benchmark, the Russell Midcap® Growth Index, returned 10.66% and its secondary benchmark, the Standard & Poor's MidCap 400 Index, returned 10.32%.

The last 12 months in the stock market have been marked with contrasts. The first portion of the year was characterized by a very narrow market as a few sectors, notably energy, industrials and basic materials, spurred a significant rally. This was followed by a retrenchment and broadening of the market in the second quarter as concerns about the sustainability of economic growth proliferated. In fact, some of the sectors that were strongest initially performed poorest during the early summer slump. Over much of the second half of the year, investors cheered the Federal Reserve's (Fed) decision to pause its two-year-long campaign of raising interest rates and consumer stocks rallied as energy prices retreated from their highs. I believe the resiliency of consumer spending is likely to spur decent economic growth in 2007 and could lead to a constructive environment for the stock market. Again, my goal is to perform well across an entire market cycle and there may be periods of underperformance as a result. Not surprisingly, our diverse portfolio construction comprising of stocks from many sectors hurt us in the first half of the year; conversely, we performed better in the second half.

Now I'd like to discuss the Portfolio's performance over the last 12 months in greater detail, giving you some specific examples of stock picks that both helped and hurt performance. Effective stock selection in the media and capital goods sectors helped performance during the period. Stock selection was poor in the semiconductors and healthcare equipment/services sectors, and select holdings contributed to some of our worst performance.

Celgene and T. Rowe Price Contributed to Performance

Biotechnology concern Celgene was an exceptionally strong performer during the period. Between its Thalomid and Revlimid treatments, Celgene is emerging as the standard bearer for treating multiple myeloma, a cancer of the bone

2 Janus Aspen Series December 31, 2006

(unaudited)

marrow. Revlimid has also proven effective in treating myelodysplastic syndromes (MDS), a blood-borne cancer. Although we started to harvest some gains in the stock, we still believe the long-term outlook for Celgene is positive, as Revlimid is being tested in further indications and the company has a number of promising pipeline drugs addressing sickle cell anemia and stem cell uses. Our analyst Tony Yao deserves great credit for his exceptional work on this long-time holding.

Mutual fund provider T. Rowe Price, covered by our analyst Gabe Bodhi, was another significant contributor to the Portfolio's performance. As a competitor, I have tremendous respect for the investment professionals at T. Rowe. Their mutual funds have strong historical performance in both bull and bear markets across a variety of investment disciplines. With strong investment performance and steady inflows of new assets, the company solidly increased net revenues and assets under management during 2006. The business model is quite predictable because the company generates revenues from fees collected on its large base of assets under management. In short, it has many of the attributes I look for in an attractive, long-term investment.

Neurocrine Biosciences and Apollo Group Detracted from Results

As is inevitable when picking stocks and constructing portfolios, I made some mistakes. This year, I made a particularly bad mistake with our investment in biotechnology company Neurocrine Biosciences, which I discussed in my semiannual report in June. Although we exited the position quickly after the Food and Drug Administration issued a non-approval letter for the company's sleep-disorder treatment Indiplon, the loss proved a painful lesson that it's essential to focus biotechnology investments only on companies developing truly differentiated drugs.

Longtime holding and for-profit education provider Apollo Group was another detractor from performance over the past 12 months. The company faced slowing student enrollment and, as a result, slowing profit growth over the last several years. Arguably, the company is a victim of its own success; with more than 300,000 students, it is increasingly difficult to grow at meaningful rates off that large base. In retrospect, I was too patient with the stock in light of these challenges. Additionally, I was disappointed to hear of the company's mishandling of stock options in prior periods. I chose to reduce the position for the reasons listed above; however, in securities analysis one has to look at the expectations for future cash flows embedded in current prices. On this metric I have decided to continue holding a reduced position for now.

Outlook

Since it takes time for one Fed rate hike to completely work its way through the economy, one must ask how robust the economic environment will soon be after enduring 17 quarter-point increases between June 2004 and June 2006. Of course, as long as expectations for inflation remain under control and energy prices continue to decline, there's a natural buffer for stronger economic growth. In general, many see this type of buffer as a positive for the stock market.

That said, I feel the Portfolio remains well-diversified with a healthy balance of defensive and economically sensitive stocks. Although the inflation outlook has improved and the Fed seems to have adopted a less aggressive monetary policy, we've frankly prepared for a more subdued growth environment.

Ultimately, macro-economic conditions merely provide a backdrop for our primary charge, which is to find great companies at good valuations from across the investment spectrum.

Thank you for your investment in Janus Aspen Mid Cap Growth Portfolio.

Janus Aspen Series December 31, 2006 3

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Janus Aspen Mid Cap Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	1.89%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural chemical producer - Canada	1.39%
Lamar Advertising Co. Outdoor advertising company - U.S.	1.33%
Marvel Entertainment, Inc. Character licensing, publishing, and toy manufacturing operations company - U.S.	0.74%
Terex Corp. Construction and mining machinery manufacturer - U.S.	0.70%

5 Largest Detractors from Performance – Holdings

Contribution
Neurocrine Biosciences, Inc. Biotechnology company - U.S.	(1.22)%
Marvell Technology Group, Ltd. Communication-related integrated circuits provider - Bermuda	(0.51)%
EOG Resources, Inc. Oil and gas company - U.S.	(0.50)%
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	(0.40)%
St. Jude Medical, Inc. Cardiovascular medical devices developer, manufacturer and distributor - U.S.	(0.36)%

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Materials	1.80%	5.30%	3.44%
Capital Goods	1.50%	4.18%	8.26%
Diversified Financials	1.33%	7.19%	4.63%
Media	1.29%	4.68%	3.15%
Software & Services	1.24%	8.62%	7.58%

5 Largest Detractors from Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Semiconductors & Semiconductor Equipment	(0.81)%	6.23%	6.77%
Energy	(0.42)%	6.41%	9.20%
Healthcare Equipment & Services	(0.26)%	10.23%	9.48%
Food & Staples Retailing	(0.09)%	0.15%	0.49%
Banks	(0.08)%	0.60%	1.40%

4 Janus Aspen Series December 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

Lamar Advertising Co. Advertising Sales	3.8%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	2.7%
EOG Resources, Inc. Oil Companies - Exploration and Production	2.7%
Celgene Corp. Medical - Biomedical and Genetic	2.7%
Ball Corp. Containers - Metal and Glass	2.6%
14.5%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 0.6% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 5

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Mid Cap Growth Portfolio - Institutional Shares	13.61%		8.45%		7.76%		10.97%
Janus Aspen Mid Cap Growth Portfolio - Service Shares	13.31%		8.18%		7.48%		10.68%
Russell Midcap® Growth Index	10.66%		8.22%		8.62%		10.28%
S&P MidCap 400 Index	10.32%		10.89%		13.47%		13.80%
Lipper Quartile - Institutional Shares	1	st	1	st	3	rd	1	st
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	16/144		25/102		13/23		3/13

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

A Portfolio that emphasizes investments in smaller companies may experience greater price volatility.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,107.50	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,106.20	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

*Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 Janus Aspen Series December 31, 2006

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 98.4%
Advertising Sales - 3.8%
455,131	Lamar Advertising Co.*	$29,761,016
Aerospace and Defense - 1.3%
299,490	Spirit Aerosystems Holdings, Inc.*	10,023,930
Agricultural Chemicals - 2.4%
129,375	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	18,562,725
Airlines - 1.3%
127,309	Ryanair Holdings PLC (ADR)*,#	10,375,684
Batteries and Battery Systems - 0.6%
61,860	Energizer Holdings, Inc.*	4,391,441
Building - Residential and Commercial - 0.9%
10,640	NVR, Inc.*	6,862,800
Casino Hotels - 2.2%
35,700	Boyd Gaming Corp.	1,617,567
345,555	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	7,346,499
103,925	Station Casinos, Inc.	8,487,555
		17,451,621
Casino Services - 1.3%
345,513	Scientific Games Corp. - Class A*,#	10,444,858
Cellular Telecommunications - 1.2%
139,295	N.I.I. Holdings, Inc.*,#	8,976,170
Commercial Banks - 0.7%
50,650	Commerce Bancorp, Inc.#	1,786,426
80,860	SVB Financial Group*,#	3,769,693
		5,556,119
Commercial Services - 1.0%
193,752	Iron Mountain, Inc.*	8,009,708
Commercial Services - Finance - 3.4%
191,984	Jackson Hewitt Tax Service, Inc.	6,521,696
158,876	Moody's Corp.	10,971,977
226,360	Paychex, Inc.	8,950,274
		26,443,947
Computer Services - 2.4%
370,535	Ceridian Corp.*	10,367,569
203,320	IHS, Inc. - Class A*	8,027,074
		18,394,643
Computers - 1.1%
100,104	Apple Computer, Inc.*	8,492,823
Computers - Memory Devices - 0.4%
69,550	SanDisk Corp.*	2,992,737
Consulting Services - 1.1%
40,910	Corporate Executive Board Co.	3,587,807
258,560	Gartner Group, Inc.*,#	5,116,902
		8,704,709
Containers - Metal and Glass - 4.2%
457,346	Ball Corp.	19,940,286
676,852	Owens-Illinois, Inc.*	12,487,919
		32,428,205
Data Processing and Management - 0.7%
151,169	NAVTEQ Corp.*,#	5,286,380

Shares or Principal Amount		Value
Dental Supplies and Equipment - 1.5%
170,140	Patterson Companies, Inc.*,#	$6,041,671
151,290	Sirona Dental Systems, Inc.,#	5,826,178
		11,867,849
Diagnostic Kits - 1.6%
304,405	Dade Behring Holdings, Inc.	12,118,363
Distribution/Wholesale - 1.0%
390,500	Esprit Holdings, Ltd.	4,360,197
1,177,000	Li & Fung, Ltd.	3,661,906
		8,022,103
Diversified Operations - 0.6%
15,530,207	Polytec Asset Holdings, Ltd.§	4,392,535
E-Commerce/Products - 0.6%
65,800	Submarino S.A. (GDR) (144A)	4,314,138
E-Commerce/Services - 0.9%
175,740	IAC/InterActiveCorp*,#	6,530,498
Electric Products - Miscellaneous - 1.1%
266,125	AMETEK, Inc.	8,473,420
Electronic Components - Semiconductors - 2.1%
322,465	Advanced Micro Devices, Inc.*	6,562,163
195,914	International Rectifier Corp.*	7,548,566
86,150	SiRF Technology Holdings, Inc.*	2,198,548
		16,309,277
Electronic Measuring Instruments - 1.0%
149,315	Trimble Navigation, Ltd.*	7,574,750
Entertainment Software - 1.9%
595,515	Activision, Inc.*,#	10,266,678
85,435	Electronic Arts, Inc.*	4,302,507
		14,569,185
Fiduciary Banks - 1.0%
128,953	Northern Trust Corp.#	7,826,158
Finance - Investment Bankers/Brokers - 0.4%
122,605	optionsXpress Holdings, Inc.	2,781,907
Finance - Other Services - 1.6%
24,268	Chicago Mercantile Exchange Holdings, Inc.	12,370,613
Food - Canned - 1.0%
258,890	TreeHouse Foods, Inc.*	8,077,368
Food - Retail - 0.2%
35,340	Whole Foods Market, Inc.#	1,658,506
Hotels and Motels - 0.6%
70,646	Starwood Hotels & Resorts Worldwide, Inc.	4,415,375
Independent Power Producer - 0.6%
87,415	NRG Energy, Inc.*	4,896,114
Industrial Automation and Robotics - 0.5%
65,986	Rockwell Automation, Inc.	4,030,425
Instruments - Controls - 1.8%
51,005	Mettler-Toledo International, Inc.*	4,021,744
223,276	Thermo Electron Corp.*	10,112,170
		14,133,914
Insurance Brokers - 0.5%
98,255	Willis Group Holdings, Ltd.#	3,901,706

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Investment Management and Advisory Services - 3.1%
78,945	National Financial Partners Corp.	$3,471,212
479,251	T. Rowe Price Group, Inc.	20,976,816
		24,448,028
Machinery - Pumps - 0.6%
112,135	Graco, Inc.	4,442,789
Medical - Biomedical and Genetic - 3.5%
358,381	Celgene Corp.*	20,617,659
112,035	Invitrogen Corp.*,#	6,340,061
		26,957,720
Medical - HMO - 1.8%
281,381	Coventry Health Care, Inc.*	14,083,119
Medical - Nursing Homes - 1.0%
165,900	Manor Care, Inc.	7,784,028
Medical Instruments - 1.0%
35,357	Intuitive Surgical, Inc.*	3,390,736
110,860	Kyphon, Inc.*,#	4,478,744
		7,869,480
Medical Labs and Testing Services - 0.4%
57,305	Covance, Inc.*	3,375,838
Medical Products - 1.0%
159,233	Varian Medical Systems, Inc.*	7,574,714
Metal Processors and Fabricators - 1.3%
130,780	Precision Castparts Corp.	10,237,458
Multi-Line Insurance - 1.3%
189,251	Assurant, Inc.	10,456,118
Networking Products - 0.4%
176,645	Juniper Networks, Inc.*	3,345,656
Oil and Gas Drilling - 0.7%
168,705	Nabors Industries, Ltd.*	5,024,035
Oil Companies - Exploration and Production - 3.5%
111,795	Chesapeake Energy Corp.#	3,247,645
334,419	EOG Resources, Inc.	20,884,467
92,390	Forest Oil Corp.*	3,019,305
		27,151,417
Physician Practice Management - 0.7%
114,500	Pediatrix Medical Group, Inc.*	5,599,050
Power Converters and Power Supply Equipment - 0.3%
45,485	Hubbell, Inc.	2,056,377
Property and Casualty Insurance - 0.7%
152,983	W. R. Berkley Corp.	5,279,443
Real Estate Management/Services - 0.7%
170,225	CB Richard Ellis Group, Inc.*	5,651,470
Real Estate Operating/Development - 0.5%
77,510	St. Joe Co.#	4,152,211
Recreational Vehicles - 0.6%
102,288	Polaris Industries, Inc.#	4,790,147
Reinsurance - 2.0%
4,244	Berkshire Hathaway, Inc. - Class B*,#	15,558,504
REIT - Mortgages - 1.3%
360,251	CapitalSource, Inc.#	9,838,455
Rental Auto/Equipment - 0.2%
85,815	Hertz Global Holdings, Inc.*	1,492,323

Shares or Principal Amount		Value
Respiratory Products - 1.5%
317,404	Respironics, Inc.*	$11,982,001
Retail - Apparel and Shoe - 1.7%
131,950	Abercrombie & Fitch Co. - Class A#	9,187,679
83,295	Nordstrom, Inc.	4,109,775
		13,297,454
Retail - Gardening Products - 0.6%
107,910	Tractor Supply Co.*,#	4,824,656
Retail - Office Supplies - 2.4%
132,845	Office Depot, Inc.*	5,070,694
500,760	Staples, Inc.	13,370,292
		18,440,986
Schools - 0.3%
68,609	Apollo Group, Inc. - Class A*,#	2,673,693
Semiconductor Components/Integrated Circuits - 2.6%
692,160	Cypress Semiconductor Corp.*,#	11,676,739
441,548	Marvell Technology Group, Ltd.*	8,473,306
		20,150,045
Telecommunication Equipment - 0.3%
68,410	CommScope, Inc.*	2,085,137
Telecommunication Services - 2.0%
254,532	Amdocs, Ltd. (U.S. Shares)*	9,863,115
273,455	Time Warner Telecom, Inc. - Class A*	5,449,958
		15,313,073
Therapeutics - 2.1%
167,541	Gilead Sciences, Inc.*	10,878,437
207,040	Mannkind Corp.*	3,414,090
40,960	United Therapeutics Corp.*	2,226,995
		16,519,522
Toys - 0.8%
232,420	Marvel Entertainment, Inc.*,#	6,254,422
Transportation - Equipment and Leasing - 0.4%
74,540	GATX Corp.#	3,229,818
Transportation - Marine - 0.6%
97,643	Alexander & Baldwin, Inc.#	4,329,491
Transportation - Railroad - 1.0%
182,055	Canadian National Railway Co. (U.S. Shares)	7,833,827
Transportation - Services - 1.5%
151,735	C.H. Robinson Worldwide, Inc.#	6,204,444
142,802	Expeditors International of Washington, Inc.	5,783,481
		11,987,925
Transportation - Truck - 0.7%
143,280	Landstar System, Inc.	5,470,430
Web Hosting/Design - 1.3%
130,423	Equinix, Inc.*	9,862,587
Wireless Equipment - 1.5%
368,525	Crown Castle International Corp.*,#	11,903,358
Total Common Stock (cost $511,718,411)		764,750,525

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Equity-Linked Structured Notes - 0.8%
Finance - Investment Bankers/Brokers - 0.8%
	Morgan Stanley Co.:
62,205	convertible, (Celgene Corp.), 0% (144A)§	$3,510,228
62,205	convertible, (Celgene Corp.), 0% (144A)§	3,510,228
Total Equity-Linked Structured Notes (cost $5,864,688)		7,020,456
Money Market - 0.4%
3,197,829	Janus Institutional Cash Reserves Fund, 5.29% (cost $3,197,829)	3,197,829
Other Securities - 11.2%
87,176,659	State Street Navigator Securities Lending Prime Portfolio† (cost $87,176,659)	87,176,659
Total Investments (total cost $607,957,587) – 110.8%		862,145,469
Liabilities, net of Cash, Receivables and Other Assets – (10.8)%		(84,488,306)
Net Assets – 100%		$777,657,163

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$25,421,150	2.9%
Brazil	4,314,138	0.5%
Canada	26,396,552	3.1%
Cayman Islands	4,392,535	0.5%
Hong Kong	7,346,499	0.9%
Ireland	10,375,684	1.2%
United Kingdom	9,863,115	1.1%
United States††	774,035,796	89.8%
Total	$862,145,469	100.0%

†† Includes Short-Term Securities and Other Securities (79.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 9

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Growth Portfolio
Assets:
Investments at cost(1)	$607,958
Investments at value(1)	$862,145
Receivables:
Investments sold	4,274
Portfolio shares sold	178
Dividends	307
Interest	45
Other assets	20
Total Assets	866,969
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	87,177
Due to custodian	2
Portfolio shares repurchased	1,566
Advisory fees	428
Transfer agent fees and expenses	1
Distribution fees - Service Shares	55
Non-interested Trustees' fees and expenses	6
Accrued expenses	77
Total Liabilities	89,312
Net Assets	$777,657
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$896,499
Undistributed net investment income/(loss)*	(385)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(372,644)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	254,187
Total Net Assets	$777,657
Net Assets - Institutional Shares	$523,173
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,867
Net Asset Value Per Share	$32.97
Net Assets - Service Shares	$254,484
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,905
Net Asset Value Per Share	$32.19

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $85,201,089 of securities loaned for Janus Aspen Mid Cap Growth Portfolio (Note 1).

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Mid Cap Growth Portfolio
Investment Income:
Interest	$251
Securities lending income	132
Dividends	4,557
Dividends from affiliates	243
Foreign tax withheld	(40)
Total Investment Income	5,143
Expenses:
Advisory fees	4,981
Transfer agent expenses	5
Registration fees	60
Custodian fees	22
Professional fees	28
Non-interested Trustees' fees and expenses	28
Distribution fees - Service Shares	634
Other expenses	280
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	6,038
Expense and Fee Offset	(5)
Net Expenses	6,033
Net Investment Income/(Loss)	(890)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	125,721
Net realized gain/(loss) from foreign currency transactions	6
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(27,369)
Net Gain/(Loss) on Investments	98,358
Net Increase/(Decrease) in Net Assets Resulting from Operations	$97,468

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(890)	$(622)
Net realized gain/(loss) from investment and foreign currency transactions	125,727	249,016
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(27,369)	(202,680)
Payment from affiliate (Note 2)	–	11
Net Increase/(Decrease) in Net Assets Resulting from Operations	97,468	45,725
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	42,627	46,429
Service Shares	25,071	45,107
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased(1)
Institutional Shares	(117,860)	(738,113)
Service Shares	(57,959)	(57,069)
Net Increase/(Decrease) from Capital Share Transactions	(108,121)	(703,646)
Net Increase/(Decrease) in Net Assets	(10,653)	(657,921)
Net Assets:
Beginning of period	788,310	1,446,231
End of period	$777,657	$788,310
Undistributed net investment income/(loss)*	$(385)	$(13)

*  See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, Janus Aspen Mid Cap Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $548,227,740 on the date of redemption.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares For a share outstanding during each fiscal year ended December 31	Janus Aspen Mid Cap Growth Portfolio
	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$29.02	$25.84		$21.40	$15.84	$21.98
Income from Investment Operations:
Net investment income/(loss)	.03	.08		.02	.01	(.01)
Net gain/(loss) on securities (both realized and unrealized)	3.92	3.10		4.42	5.55	(6.13)
Total from Investment Operations	3.95	3.18		4.44	5.56	(6.14)
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	–
Distributions (from capital gains)*	–	–		–	–	–
Payment from affiliate	–	–	(1)	–	–	–
Total Distributions and Other	–	–		–	–	–
Net Asset Value, End of Period	$32.97	$29.02		$25.84	$21.40	$15.84
Total Return	13.61%	12.31	%(2)	20.75%	35.10%	(27.93)%
Net Assets, End of Period (in thousands)	$523,173	$532,085		$1,205,813	$1,649,423	$1,324,273
Average Net Assets for the Period (in thousands)	$525,467	$706,963		$1,579,383	$1,461,491	$1,609,280
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.69%	0.67%		0.66%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets(4)	0.69%	0.67%		0.66%	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.03)%	(0.01)%		(0.05)%	(0.11)%	(0.07)%
Portfolio Turnover Rate	41%	32%		25%	36%	63%
Service Shares For a share outstanding during each fiscal year ended December 31	Janus Aspen Mid Cap Growth Portfolio
	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$28.41	$25.36		$21.05	$15.62	$21.73
Income from Investment Operations:
Net investment income/(loss)	(.09)	(.05)		(.05)	(.03)	(.04)
Net gain/(loss) on securities (both realized and unrealized)	3.87	3.10		4.36	5.46	(6.07)
Total from Investment Operations	3.78	3.05		4.31	5.43	(6.11)
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	–
Distributions (from capital gains)*	–	–		–	–	–
Payment from affiliate	–	–	(1)	–	–	–
Total Distributions and Other	–	–		–	–	–
Net Asset Value, End of Period	$32.19	$28.41		$25.36	$21.05	$15.62
Total Return	13.31%	12.03	%(2)	20.48%	34.76%	(28.12)%
Net Assets, End of Period (in thousands)	$254,484	$256,225		$240,418	$204,838	$137,089
Average Net Assets for the Period (in thousands)	$253,611	$244,487		$211,792	$167,689	$149,682
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.94%	0.92%		0.91%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets(4)	0.94%	0.92%		0.91%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.28)%	(0.23)%		(0.28)%	(0.35)%	(0.32)%
Portfolio Turnover Rate	41%	32%		25%	36%	63%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 13

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400® Index.

Russell Midcap® Growth Index	Consists of stocks from the Russell MidCap® Index with a greater-than-average growth orientation. The Russell MidCap® Index consists of the smallest 800 companies in the Russell 1000® Index, as ranked by total market capitalization.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*  Non-income-producing security.

#  Loaned security; a portion or all of the security is on loan at December 31, 2006.

†  The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of December 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Mid Cap Growth Portfolio
Morgan Stanley Co. convertible, (Celgene Corp.), 0%, (144A)	7/24/06	$2,932,344	$3,510,228	0.4%
Morgan Stanley Co. convertible, (Celgene Corp.), 0%, (144A)	7/24/06	2,932,344	3,510,228	0.4%
Polytec Asset Holdings, Ltd.	5/5/06	4,007,795	4,392,535	0.6%
		$9,872,483	$11,412,991	1.4%
The Portfolio has registration rights for certain restricted securities held as of December 31, 2006. The issuer incurs all registration costs.

14 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC") Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of December 31, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2006
Janus Aspen Mid Cap Growth Portfolio	$85,201,089

As of December 31, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2006
Janus Aspen Mid Cap Growth Portfolio	$87,176,659

As of December 31, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2006, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments Such collateral is in the possession of the

16 Janus Aspen Series December 31, 2006

Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 20, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $1,304 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $7,570 for Institutional Shares and $3,118 for Service Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $2 for Service Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated

18 Janus Aspen Series December 31, 2006

based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Mid Cap Growth Portfolio
Janus Government Money Market Fund	$4,245,440	$4,245,440	$2,686	$–
Janus Institutional Cash Reserves Fund	47,472,391	44,274,562	71,271	3,197,829
Janus Money Market Fund	47,409,020	47,409,020	169,276	–
	$99,126,851	$95,929,022	$243,233	$3,197,829

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2006, the Portfolio incurred "Post-October" losses during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Growth Portfolio(1)	$–	$4,554,551	$(377,109,157)	$(391)	$–	$253,713,380

(1)  Capital Loss Carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2006

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Mid Cap Growth Portfolio(1)	$(299,853,441)	$(53,089,575)	$(24,166,141)

(1)  Capital Loss Carryover is subject to annual limitations.

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Growth Portfolio	$121,136,366

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Mid Cap Growth Portfolio	$608,432,089	$266,617,252	$(12,903,872)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Growth Portfolio	$–	$–	$–	$(511,307)

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Growth Portfolio	$–	$–	$–	$(612,343)

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Mid Cap Growth Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,390	1,755
Reinvested dividends and distributions	–	–
Shares repurchased	(3,855)	(30,080)
Net Increase/(Decrease) in Portfolio Shares	(2,465)	(28,325)
Shares Outstanding, Beginning of Period	18,332	46,657
Shares Outstanding, End of Period	15,867	18,332
Transactions in Portfolio Shares – Service Shares:
Shares sold	831	1,762
Reinvested dividends and distributions	–	–
Shares repurchased	(1,946)	(2,222)
Net Increase/(Decrease) in Portfolio Shares	(1,115)	(460)
Shares Outstanding, Beginning of Period	9,020	9,480
Shares Outstanding, End of Period	7,905	9,020

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Growth Portfolio	$317,509,522	$424,869,282	$–	$–

20 Janus Aspen Series December 31, 2006

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management, LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2006 21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Mid Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Mid Cap Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

22 Janus Aspen Series December 31, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited) (continued)

that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

24 Janus Aspen Series December 31, 2006

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2006 25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings. The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

26 Janus Aspen Series December 31, 2006

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2006 27

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

28 Janus Aspen Series December 31, 2006

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 Age 35	Executive Vice President and Portfolio Manager Janus Aspen Mid Cap Growth Portfolio	2/06-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Analyst (2000-2002) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

30 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 31

Notes

32 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-702 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Mid Cap Value Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	22

Additional Information	23

Explanations of Charts, Tables and Financial Statements	26

Designation Requirements	28

Trustees and Officers	29

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's managers in the Management Commentary are just that: opinions. They are a reflection of the managers' best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Mid Cap Value Portfolio (unaudited)

Performance Overview

During the 12 months ended December 31, 2006, Janus Aspen Mid Cap Value Portfolio's Institutional Shares appreciated 15.42% and the Portfolio's Service Shares gained 15.06%. In the same period the Portfolio's benchmark, the Russell Midcap® Value Index, returned 20.22%. The S&P MidCap 400 Index was up 10.32% and the S&P 500® Index advanced 15.80% for the period.

Portfolio Snapshot

This portfolio seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by Perkins, Wolf, McDonnell and Company, LLC

Sector and Related Holdings Performance

Overall our stock selection in the various sectors was positive, but our group weightings as well as our cash position penalized us. In terms of sector weightings, our overweighting in energy hindered performance for the first time in several years. We have always recognized that energy prices will be volatile in the short run, and we continue to believe that the secular trend in prices is up. Moreover we think that energy producers' stock prices reflect commodity prices well below current levels and that acquisitions will continue to be consummated at higher stock prices. Our normal underweighting in the utilities sector also hurt performance. Holdings within this sector do not fit our investment criteria of strong balance sheets and free cash flow. Over the long term our underweighting has benefited us.

We underperformed the benchmark Index in the materials sector, as we had no exposure to the extremely strong steel stocks. In earlier years, we took substantial gains in International Steel, Nucor and Steel Dynamics, but underestimated the continuing strength of demand and pricing. Chemtura, a specialty chemical company, was a short-term disappointment as earnings shortfalls continued longer than expected. We retained our position as the company's balance sheet and cash flow are healthy and we expect a good earnings rebound in 2007. Perhaps our largest detractor to performance was healthcare supplier Omnicare which has had near term earnings disappointments. However, the loss was mitigated as we had partially reduced the position at higher prices.

Financials have always been our heaviest exposure, but we continue to be underweighted relative to the benchmark. For the past few years, this lower relative exposure is entirely due to our lesser investment in Real Estate Investment Trusts (REITs). Not coincidentally, this is a result of REITs having been the market's best performers in the past five years and consequently reaching historically high valuations. As of December 31, 2006, industry dividend yields are below 4% and REIT stocks sell at high valuations relative to their underlying assets. Because of their relative high valuation, our discipline has led us to be much more selective and the Portfolio's position has remained stable at about 7%. In the meantime, the benchmark's REIT weighting has skyrocketed to over 11%.

Although we were underweight in REITs, our overall return in the financial sector was stronger than that of the Index. This was due in part to the above average performance of two of the Portfolio's largest holdings – AllianceBernstein and Berkshire Hathaway – and the buyout of Mercantile Bankshares at a price over 25% above our cost.

As has been the case each year, other than 2002, takeover activity was a significant contributor to our results. In the fourth quarter, other mergers and acquisitions were announced including Abbott Laboratories purchase of Kos Pharmaceuticals, Biomet's takeout by a group of private equity firms, the Bank of New York and Mellon Bank's merger and Clear Channel Communications' buyout by private equity investors. Earlier in the year we purchased some of the companies involved in recent deals after their prices had declined because of near-term earnings disappointments. This provides an example of our contrarian philosophy of buying strong long-term franchises at a time when investor expectations are low and more focused on short-term reports rather than a firm's intrinsic value. We expect merger and acquisition activity to be a continuing benefit to the Portfolio.

In our June 30, 2006 report we commented on the well-above average valuation of small-and mid-cap stocks relative to large-cap stocks. Similarly, after six years of underperformance, we believe growth stocks are reasonably priced relative to value stocks. Thus, for the past several quarters we have found increasing opportunities in the larger end of our capitalization spectrum and in some out-of-favor

2 Janus Aspen Series December 31, 2006

(unaudited)

growth companies. This increased investment in reasonably valued growth is reflected in the fact that for the first time in several years we are overweight in technology as compared to the Index. Some of our larger-cap stocks have been among our best performers in recent years. This year is no exception as AllianceBernstein, Berkshire Hathaway, Marathon Oil, Norfolk Southern, Waste Management, Deere and CVS have provided above-average returns. Our success with these large-cap stocks indicates that our investment process is applicable throughout the capitalization spectrum.

Market Outlook

Our market outlook continues to be relatively neutral. Valuations, especially for large-cap companies, have fallen to more normal levels as earnings continue to be strong, in our opinion. However, that earnings momentum is subsiding and it is unclear where interest rates and the economy are headed. The yield curve is inverted, housing is in a steep decline and the effect on the consumer is uncertain. Liquidity is high, but investors' complacency is susceptible to negative surprises. The market has gone an unusually long time without a 10% correction. Thus, we believe the market's risk/reward relationship is generally in balance.

In the past two years, as small- and mid-cap value stocks have become expensive relative to the rest of the market, our absolute performance has been above long-term expectations of 8% to 10%. However, this period has been challenging to our relative performance, as our discipline keeps us from staying in investments such as REITs whose momentum has taken them to overvalued levels. Rather than retaining stocks that have reached our reasonable price targets, we have maintained our sell discipline and have sacrificed some relative returns in our attempts to reduce risk and enhance consistent long-term results. Over the past several years, we generally have not found sufficient risk/reward opportunities in which to reinvest, so we have retained higher than normal cash levels, which has contributed to our recent relative underperformance.

There have been a few times during the past several years that we have availed ourselves of opportunities to reduce cash as more attractive risk/reward opportunities have surfaced. In that same vein, in recent months our cash level has declined as we have found more stocks that, despite having favorable long-term prospects, have not fully participated in the last two years of market strength. This is consistent with our disciplined approach and although it is not a guarantee of future performance, it has allowed us to achieve steady, above-average, long-term relative returns on both an absolute and relative basis.

Thank you for joining us in our investment in Janus Aspen Mid Cap Value Portfolio.

Janus Aspen Series December 31, 2006 3

Janus Aspen Mid Cap Value Portfolio
(unaudited)

Janus Aspen Mid Cap Value Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
AllianceBernstein Holding L.P. Investment management firm – U.S.	1.29%
Kos Pharmaceuticals, Inc. Pharmaceutical company – U.S.	0.49%
Berkshire Hathaway, Inc. - Class B Holding company – U.S.	0.46%
Mercantile Bankshares Corp. Multi-bank holding company – U.S.	0.43%
Home Properties, Inc. Real Estate Investment Trust – U.S.	0.40%

5 Largest Detractors from Performance – Holdings

Contribution
Omnicare, Inc. Pharmacy services provider – U.S.	(0.29)%
Invitrogen Corp. Biotechnology products provider – U.S.	(0.17)%
Westwood One, Inc. Radio & television information services & programming provider – U.S.	(0.15)%
Smurfit-Stone Container Corp. Paper recycler and integrated manufacturer of paper and paper-based packaging – U.S.	(0.15)%
Talbots, Inc. Specialty retailer and cataloger of apparel and shoes – U.S.	(0.15)%

5 Largest Contributors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Diversified Financials	2.10%	6.95%	4.22%
Real Estate	1.89%	7.57%	11.39%
Banks	1.81%	7.63%	10.20%
Technology Hardware & Equipment	1.37%	5.64%	3.65%
Materials	1.05%	7.72%	6.74%

5 Largest Detractors from Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Household & Personal Products	(0.26)%	1.17%	0.67%
Consumer Durables & Apparel	(0.21)%	1.32%	4.47%
Semiconductors & Semiconductor Equipment	(0.02)%	0.63%	1.52%
Automobiles & Components	(0.02)%	1.37%	1.20%
Other*	(0.01)%	0.00%	0.00%

*Industry not classified by Global Industry Classification Standard.

4 Janus Aspen Series December 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006
AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.6%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.5%
Old Republic International Corp. Multi-Line Insurance	1.4%
SunTrust Banks, Inc. Super-Regional Banks	1.3%
Mercantile Bankshares Corp. Commercial Banks	1.3%
8.1%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 0.3% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 5

Janus Aspen Mid Cap Value Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Since Inception
Janus Aspen Mid Cap Value Portfolio - Institutional Shares#	15.42%		21.45%
Janus Aspen Mid Cap Value Portfolio - Service Shares*	15.06%		19.36%
Russell Midcap® Value Index	20.22%		24.66%
Lipper Quartile - Institutional Shares	2	nd	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Value Funds	22/65		20/55

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

There is no assurance that the investment process will consistently lead to successful investing.

This Portfolio has a performance-based management fee that adjusts upward or downward based on the Portfolio's performance relative to an approved benchmark index over a performance measurement period. See the Portfolio's Prospectus or Statement of Additional Information for more details.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive each Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2008. Total returns shown include fee waivers, if any and without such waivers, total returns would have been lower.

See "Explanations of Charts, Tables and Financial Statements."

* Service Shares inception date – December 31, 2002

# Institutional Shares inception date – May 1, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,108.90	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,106.80	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

*Expenses are equal to the annualized expense ratio of 0.90% for Institutional Shares and 1.25% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

6 Janus Aspen Series December 31, 2006

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 92.5%
Agricultural Chemicals - 1.2%
17,300	Agrium, Inc. (U.S. Shares)	$544,777
21,600	Mosaic Co.*	461,376
		1,006,153
Airlines - 1.0%
53,600	Southwest Airlines Co.	821,152
Apparel Manufacturers - 0.3%
5,500	Liz Claiborne, Inc.	239,030
Automotive - Truck Parts and Equipment - Original - 0.5%
5,300	Magna International, Inc. - Class A (U.S. Shares)	426,915
Beverages - Non-Alcoholic - 0.7%
8,500	PepsiCo, Inc.	531,675
Brewery - 0.6%
6,000	Molson Coors Brewing Co. - Class B	458,640
Broadcast Services and Programming - 0.6%
13,000	Clear Channel Communications, Inc.	462,020
Building - Residential and Commercial - 0.8%
14,700	D.R. Horton, Inc.	389,403
7,600	Toll Brothers, Inc.*	244,948
		634,351
Chemicals - Diversified - 1.2%
6,500	E.I. du Pont de Nemours and Co.	316,615
32,700	Huntsman Corp.*	620,319
		936,934
Chemicals - Specialty - 1.4%
56,300	Chemtura Corp.	542,169
12,600	Lubrizol Corp.	631,638
		1,173,807
Coal - 0.4%
10,700	Arch Coal, Inc.	321,321
Commercial Banks - 4.8%
14,600	Bank of Hawaii Corp.	787,670
15,300	Colonial BancGroup, Inc.	393,822
21,600	Mercantile Bankshares Corp.	1,010,664
30,500	Synovus Financial Corp.	940,315
28,400	Valley National Bancorp	752,884
		3,885,355
Computers - Integrated Systems - 1.1%
18,800	Diebold, Inc.	876,080
Consumer Products - Miscellaneous - 0.5%
5,700	Kimberly-Clark Corp.	387,315
Containers - Metal and Glass - 1.1%
20,000	Ball Corp.	872,000
Cosmetics and Toiletries - 1.6%
14,300	International Flavors & Fragrances, Inc.	702,988
8,600	Procter & Gamble Co.	552,722
		1,255,710
Data Processing and Management - 1.6%
27,600	First Data Corp.	704,352
10,500	Fiserv, Inc.*	550,410
		1,254,762
Diagnostic Equipment - 0.4%
12,500	Cytyc Corp.*	353,750

Shares or Principal Amount		Value
Distribution/Wholesale - 2.4%
16,600	Genuine Parts Co.	$787,338
13,400	Tech Data Corp.*	507,458
8,800	W.W. Grainger, Inc.	615,472
		1,910,268
Diversified Operations - 2.1%
17,100	General Electric Co.	636,291
10,900	Illinois Tool Works, Inc.	503,471
17,900	Tyco International, Ltd. (U.S. Shares)	544,160
		1,683,922
Electric - Integrated - 1.8%
29,500	DPL, Inc.	819,510
16,900	PPL Corp.	605,696
		1,425,206
Electronic Components - Miscellaneous - 0.6%
35,600	Vishay Intertechnology, Inc.*	482,024
Electronic Components - Semiconductors - 1.3%
27,800	OmniVision Technologies, Inc.*	379,470
14,900	QLogic Corp.*	326,608
14,500	Xilinx, Inc.	345,245
		1,051,323
Engineering - Research and Development Services - 1.0%
19,400	URS Corp.*	831,290
Engines - Internal Combustion - 0.6%
17,400	Briggs & Stratton Corp.	468,930
Enterprise Software/Services - 0.3%
7,800	Hyperion Solutions Corp.*	280,332
E-Services/Consulting - 0.6%
20,200	Websense, Inc.*	461,166
Fiduciary Banks - 0.8%
5,900	Bank of New York Company, Inc.	232,283
9,200	Mellon Financial Corp.	387,780
		620,063
Food - Confectionary - 1.3%
10,800	Hershey Foods Corp.	537,840
11,200	J.M. Smucker Co.	542,864
		1,080,704
Food - Diversified - 0.3%
4,800	H.J. Heinz Co.	216,048
Food - Wholesale/Distribution - 0.1%
2,300	Supervalu, Inc.	82,225
Gas - Distribution - 0.5%
16,100	Southern Union Co.	449,995
Gold Mining - 0.5%
8,400	Newmont Mining Corp.	379,260
Hotels and Motels - 1.3%
18,200	Hilton Hotels Corp.	635,180
6,200	Starwood Hotels & Resorts Worldwide, Inc.	387,500
		1,022,680
Instruments - Controls - 0.7%
11,800	Thermo Electron Corp.*	534,422
Instruments - Scientific - 0.9%
32,100	PerkinElmer, Inc.	713,583

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Internet Infrastructure Equipment - 0.8%
19,200	Avocent Corp.*	$649,920
Internet Security - 0.3%
10,600	Check Point Software Technologies, Ltd. (U.S. Shares)*	232,352
Investment Management and Advisory Services - 4.4%
25,800	AllianceBernstein Holding L.P.	2,074,320
9,600	Legg Mason, Inc.	912,480
20,000	Waddell & Reed Financial, Inc. - Class A	547,200
		3,534,000
Life and Health Insurance - 1.4%
12,300	AFLAC, Inc.	565,800
11,700	Protective Life Corp.	555,750
		1,121,550
Machinery - Farm - 0.9%
8,000	Deere & Co.	760,560
Medical - Biomedical and Genetic - 1.4%
8,600	Charles River Laboratories International, Inc.*	371,950
13,100	Invitrogen Corp.*	741,329
		1,113,279
Medical - Drugs - 0.9%
12,600	Endo Pharmaceuticals Holdings, Inc.*	347,508
7,300	Wyeth	371,716
		719,224
Medical - Generic Drugs - 0.4%
20,100	Perrigo Co.	347,730
Medical - HMO - 0.5%
7,900	Health Net, Inc.*	384,414
Medical - Hospitals - 0.7%
28,400	Health Management Associates, Inc. - Class A	599,524
Medical Instruments - 1.0%
7,500	Beckman Coulter, Inc.	448,500
10,800	St. Jude Medical, Inc.*	394,848
		843,348
Medical Labs and Testing Services - 0.6%
6,300	Laboratory Corporation of America Holdings*	462,861
Medical Products - 0.8%
9,300	Biomet, Inc.	383,811
6,100	Cooper Companies, Inc.	271,450
		655,261
Metal - Aluminum - 0.4%
10,900	Alcoa, Inc.	327,109
Multi-Line Insurance - 1.4%
48,200	Old Republic International Corp.	1,122,096
Multimedia - 0.5%
6,100	McGraw-Hill Companies, Inc.	414,922
Networking Products - 0.6%
15,400	Foundry Networks, Inc.*	230,692
14,000	Juniper Networks, Inc.*	265,160
		495,852
Non-Hazardous Waste Disposal - 1.4%
13,300	Republic Services, Inc.	540,911
17,000	Waste Management, Inc.	625,090
		1,166,001

Shares or Principal Amount		Value
Office Automation and Equipment - 1.5%
16,100	Pitney Bowes, Inc.	$743,659
27,100	Xerox Corp.*	459,345
		1,203,004
Oil - Field Services - 0.5%
13,200	BJ Services Co.	387,024
Oil and Gas Drilling - 0.7%
18,300	Nabors Industries, Ltd.*	544,974
Oil Companies - Exploration and Production - 7.1%
19,600	Anadarko Petroleum Corp.	852,992
15,800	Bill Barrett Corp.*	429,918
5,600	Devon Energy Corp.	375,648
14,900	Encore Acquisition Co.*	365,497
28,000	Forest Oil Corp.*	915,040
4,400	Murphy Oil Corp.	223,740
20,700	Newfield Exploration Co.*	951,164
12,118	Noble Energy, Inc.	594,630
13,200	Southwestern Energy Co.*	462,660
14,600	St. Mary Land & Exploration Co.	537,864
		5,709,153
Oil Companies - Integrated - 0.8%
7,200	Hess Corp.	356,904
3,300	Marathon Oil Corp.	305,250
		662,154
Paper and Related Products - 3.0%
15,500	Potlatch Corp.	679,210
13,500	Rayonier, Inc.	554,175
35,200	Smurfit-Stone Container Corp.*	371,712
18,200	Temple-Inland, Inc.	837,746
		2,442,843
Pharmacy Services - 0.8%
17,700	Omnicare, Inc.	683,751
Pipelines - 1.4%
15,900	Kinder Morgan Energy Partners L.P.	761,610
7,900	Plains All American Pipeline, L.P.	404,480
		1,166,090
Property and Casualty Insurance - 1.1%
9,400	Mercury General Corp.	495,662
15,300	Progressive Corp.	370,566
		866,228
Reinsurance - 2.3%
319	Berkshire Hathaway, Inc. - Class B*	1,169,454
7,000	Everest Re Group, Ltd.	686,770
		1,856,224
REIT - Apartments - 0.5%
6,500	Archstone-Smith Trust, Inc.	378,365
REIT - Diversified - 0.7%
16,400	Crescent Real Estate Equities, Inc.	323,900
4,700	Liberty Property Trust	230,958
		554,858
REIT - Office Property - 1.0%
3,300	Alexandria Real Estate Equities, Inc.	331,320
9,396	Douglas Emmett, Inc.	249,840
3,900	Mack-Cali Realty Corp.	198,900
		780,060

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
REIT - Regional Malls - 0.4%
3,800	Macerich Co.	$328,966
REIT - Shopping Centers - 0.7%
11,700	Weingarten Realty Investors	539,487
REIT - Warehouse and Industrial - 0.8%
10,700	ProLogis	650,239
Retail - Apparel and Shoe - 2.2%
20,000	Chico's FAS, Inc.*	413,800
28,100	Foot Locker, Inc.	616,233
12,000	Ross Stores, Inc.	351,600
16,700	Urban Outfitters, Inc.*	384,601
		1,766,234
Retail - Auto Parts - 0.9%
11,000	Advance Auto Parts, Inc.	391,160
2,800	AutoZone, Inc.*	323,568
		714,728
Retail - Drug Store - 0.7%
18,110	CVS Corp.	559,780
Retail - Mail Order - 0.5%
11,900	Williams-Sonoma, Inc.	374,136
Savings/Loan/Thrifts - 0.9%
23,530	Astoria Financial Corp.	709,665
Semiconductor Components/Integrated Circuits - 0.2%
6,900	Linear Technology Corp.	209,208
Semiconductor Equipment - 0.5%
27,500	Teradyne, Inc.*	411,400
Super-Regional Banks - 2.8%
7,200	PNC Bank Corp.	533,088
11,968	SunTrust Banks, Inc.	1,010,698
19,500	U.S. Bancorp	705,705
		2,249,491
Telecommunication Equipment - 0.3%
17,800	Avaya, Inc.*	248,844
Telecommunication Equipment - Fiber Optics - 0.4%
16,000	Corning, Inc.*	299,360
Telephone - Integrated - 1.5%
7,700	ALLTEL Corp.	465,696
6,600	CenturyTel, Inc.	288,156
23,400	Sprint Nextel Corp.	442,026
		1,195,878
Transportation - Railroad - 1.9%
12,600	CSX Corp.	433,818
24,700	Kansas City Southern*	715,806
7,700	Norfolk Southern Corp.	387,233
		1,536,857
Transportation - Services - 0.4%
10,500	Laidlaw International, Inc.	319,515
Transportation - Truck - 0.7%
26,800	J.B. Hunt Transport Services, Inc.	556,636
Total Common Stock (cost $64,218,421)		74,445,566

Shares or Principal Amount		Value
Money Markets - 8.3%
528,600	Janus Institutional Cash Reserves Fund, 5.29%	$528,600
6,153,705	Janus Money Market Fund, 5.24%	6,153,705
Total Money Markets (cost $6,682,305)		6,682,305
Total Investments (total cost $70,900,726) – 100.8%		81,127,871
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(683,762)
Net Assets – 100%		$80,444,109

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,775,904	2.2%
Canada	971,692	1.2%
Israel	232,352	0.3%
United States††	78,147,923	96.3%
Total	$81,127,871	100%

†† Includes Short-Term Securities (88.1% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 9

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Value Portfolio
Assets:
Investments at cost	$70,901
Investments at value	$81,128
Cash	390
Receivables:
Investments sold	1,277
Portfolio shares sold	2
Dividends	76
Interest	13
Other assets	2
Total Assets	82,888
Liabilities:
Payables:
Investments purchased	840
Portfolio shares repurchased	1,501
Dividends	3
Advisory fees	42
Transfer agent fees and expenses	1
Distribution fees - Service Shares	14
Administrative service fees - Service Shares	6
Non-interested Trustees' fees and expenses	2
Accrued expenses	35
Total Liabilities	2,444
Net Assets	$80,444
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$68,737
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,480
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	10,227
Total Net Assets	$80,444
Net Assets - Institutional Shares	$11,227
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	675
Net Asset Value Per Share	$16.64
Net Assets - Service Shares	$69,217
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,181
Net Asset Value Per Share	$16.56

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Mid Cap Value Portfolio
Investment Income:
Interest	$171
Dividends	1,334
Dividends from affiliates	119
Foreign tax withheld	(4)
Total Investment Income	1,620
Expenses:
Advisory fees	433
Transfer agent expenses	4
Registration fees	23
Custodian fees	23
Professional fees	28
Non-interested Trustees' fees and expenses	5
Distribution fees - Service Shares	147
Administrative service fees - Service Shares	59
Other expenses	129
Non-recurring costs (Note 2)	-
Costs assumed by Janus Capital Management LLC (Note 2)	-
Total Expenses	851
Expense and Fee Offset	(1)
Net Expenses	850
Net Investment Income/(Loss)	770
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	4,749
Net realized gain/(loss) from foreign currency transactions	-
Net realized gain/(loss) from futures contracts	(81)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	4,084
Net Gain/(Loss) on Investments	8,752
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,522

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$770	$431
Net realized gain/(loss) from investment and foreign currency transactions	4,749	3,826
Net realized gain/(loss) from futures contracts	(81)	55
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	4,084	386
Payment from affiliate (Note 2)	–	8
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,522	4,706
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(117)	(84)
Service Shares	(638)	(283)
Net realized gain from investment transactions*
Institutional Shares	(432)	(985)
Service Shares	(2,842)	(3,623)
Net Decrease from Dividends and Distributions	(4,029)	(4,975)
Capital Share Transactions:
Shares sold
Institutional Shares	4,879	2,564
Service Shares	22,610	15,948
Reinvested dividends and distributions
Institutional Shares	549	1,069
Service Shares	3,476	3,906
Shares repurchased
Institutional Shares	(4,946)	(3,744)
Service Shares	(7,933)	(4,722)
Net Increase/(Decrease) from Capital Share Transactions	18,635	15,021
Net Increase/(Decrease) in Net Assets	24,128	14,752
Net Assets:
Beginning of period	56,316	41,564
End of period	$80,444	$56,316
Undistributed net investment income/(loss)*	$–	$77

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year or period ended December 31	Janus Aspen Mid Cap Value Portfolio
	2006	2005		2004	2003(1)
Net Asset Value, Beginning of Period	$15.32	$15.54		$13.61	$10.07
Income from Investment Operations:
Net investment income/(loss)	.20	.19		.04	.03
Net gain/(loss) on securities (both realized and unrealized)	2.06	1.31		2.39	3.54
Total from Investment Operations	2.26	1.50		2.43	3.57
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	(.13)		(.04)	(0.3)
Distributions (from capital gains)*	(.74)	(1.59)		(.46)	–
Payment from affiliate	–	–	(2)	–	–
Total Distributions and Other	(.94)	(1.72)		(.50)	(.03)
Net Asset Value, End of Period	$16.64	$15.32		$15.54	$13.61
Total Return**	15.42%	10.43	%(3)	18.19%	35.41%
Net Assets, End of Period (in thousands)	$11,227	$9,922		$10,099	$6,070
Average Net Assets for the Period (in thousands)	$9,223	$10,160		$8,108	$4,457
Ratio of Gross Expenses to Average Net Assets***(4)	.94%	0.87%		1.01%	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	.94%	0.86%		1.01%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.45%	1.16%		0.31%	0.46%
Portfolio Turnover Rate***	89%	74%		92%	120%

Service Shares

For a share outstanding during each fiscal year ended December 31	Janus Aspen Mid Cap Value Portfolio
	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$15.26	$15.52		$13.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	.11		– (5)	.02
Net gain/(loss) on securities (both realized and unrealized)	2.06	1.32		2.37	3.60
Total from Investment Operations	2.20	1.43		2.37	3.62
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.10)		– (5)	(.01)
Distributions (from capital gains)*	(.74)	(1.59)		(.46)	–
Payment from affiliate	–	–	(2)	–	–
Total Distributions and Other	(.90)	(1.69)		(.46)	(.01)
Net Asset Value, End of Period	$16.56	$15.26		$15.52	$13.61
Total Return	15.06%	9.93	%(3)	17.79%	36.24%
Net Assets, End of Period (in thousands)	$69,217	$46,394		$31,465	$23,628
Average Net Assets for the Period (in thousands)	$58,793	$36,590		$25,782	$14,025
Ratio of Gross Expenses to Average Net Assets(4)	1.30%	1.22%		1.36%	1.50%
Ratio of Net Expenses to Average Net Assets(4)	1.30%	1.22%		1.36%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.08%	0.86%		(0.05)%	0.20%
Portfolio Turnover Rate	89%	74%		92%	120%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 13

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

14 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares, which commenced operations on May 1, 2003 and December 31, 2002, respectively. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2006, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which

16 Janus Aspen Series December 31, 2006

are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period), and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Effective February 1, 2006, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

Perkins, Wolf, McDonnell and Company, LLC. ("Perkins") serves as subadviser to the Portfolio. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expense incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives from the Portfolio a fee at an annual rate of up to 10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $137 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $1,554 for Institutional Shares and $6,300 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Mid Cap Value Portfolio
Janus Government Money Market Fund	$1,075,441	$1,075,441	$1,947	$–
Janus Institutional Cash Reserves Fund	8,945,931	8,417,331	49,424	528,600
Janus Money Market Fund	10,768,933	4,615,228	67,475	6,153,705
	$20,790,305	$14,108,000	$118,846	$6,682,305

18 Janus Aspen Series December 31, 2006

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2006, the Portfolio incurred "Post-October" losses during the period from November 1, 2006 through December 31, 2006. These losses will be deferred for tax purposes and recognized in 2007.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Value Portfolio(1)	$1,511,426	$2,665,394	$(2,560,168)	$(33)	$–	$10,090,364

(1)  Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2006

Portfolio	December 31, 2009	December 31, 2010
Janus Aspen Mid Cap Value Portfolio(1)	$(1,920,126)	$(640,042)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Value Portfolio	$640,042

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio Federal Tax	Unrealized Cost	Unrealized Appreciation	(Depreciation)
Janus Aspen Mid Cap Value Portfolio	$71,037,507	$11,166,803	$(1,076,439)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted on the next page have been reclassified to paid-in capital.

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

	Distributions
For the fiscal year ended December 31, 2006 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Value Portfolio	$1,943,535	$2,085,845	$–	$–

	Distributions
For the fiscal year ended December 31, 2005 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Value Portfolio	$3,187,635	$1,787,477	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31	Institutional Shares				Service Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003(2)	2006(1)	2005(1)	2004(1)	2003
Janus Aspen Mid Cap Value Portfolio	0.94%	0.87%	1.01%	1.36%	1.30%	1.22%	1.36%	1.90%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares:
Shares sold	304	169
Reinvested dividends and distributions	36	74
Shares repurchased	(313)	(245)
Net Increase/(Decrease) in Portfolio Shares	27	(2)
Shares Outstanding, Beginning of Period	648	650
Shares Outstanding, End of Period	675	648
Transactions in Portfolio Shares – Service Shares:
Shares sold	1,413	1,054
Reinvested dividends and distributions	230	271
Shares repurchased	(502)	(313)
Net Increase/(Decrease) in Portfolio Shares	1,141	1,012
Shares Outstanding, Beginning of Period	3,040	2,028
Shares Outstanding, End of Period	4,181	3,040

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Value Portfolio	$70,794,665	$55,629,523	$–	$–

20 Janus Aspen Series December 31, 2006

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2006 21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Janus Aspen Mid Cap Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

22 Janus Aspen Series December 31, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited) (continued)

personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the

24 Janus Aspen Series December 31, 2006

investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2006 25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

26 Janus Aspen Series December 31, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that is used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2006 27

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Capital Gain Distributions

Portfolio
Janus Aspen Mid Cap Value Portfolio	$2,085,845

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Mid Cap Value Portfolio	37%

28 Janus Aspen Series December 31, 2006

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

30 Janus Aspen Series December 31, 2006

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2006 31

Notes

32 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-719 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Money Market Portfolio

Look Inside. . .

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Schedule of Investments	2

Statement of Assets and Liabilities	4

Statement of Operations	5

Statements of Changes in Net Assets	6

Financial Highlights	7

Notes to Schedule of Investments	8

Notes to Financial Statements	9

Report of Independent Registered Public Accounting Firm	14

Additional Information	15

Explanations of Charts, Tables and Financial Statements	18

Trustees and Officers	20

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Useful Information About Your Portfolio Report

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears on page 2 of this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has agreed to waive one-half of its advisory fee for the Portfolio. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Money Market
Portfolio (unaudited)

Eric Thorderson

portfolio manager

Average Annual Total Return
For the periods ended December 31, 2006

Institutional Shares
1 Year	4.73%
5 Year	2.24%
10 Year	3.71%
Since Inception (May 1, 1995)	3.92%
Seven-Day Current Yield Institutional Shares:
With Reimbursement	4.90%
Without Reimbursement	4.15%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains.

See "Explanations of Charts, Tables and Financial Statements."

The yield more closely reflects the current earnings of Janus Aspen Money Market Portfolio than the total return.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Portfolio's yields and total returns would have been lower.

Portfolio Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,024.90	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

*Expenses are equal to the annualized expense ratio of 0.50% for Institutional Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See Notes to Schedule of Investments and Financial Statements.
2 Janus Aspen Series December 31, 2006

Janus Aspen Money Market Portfolio

Schedule of Investments

As of December 31, 2006

Principal Amount		Value
Commercial Paper - 47.6%
$350,000	Atlantic Asset Securitization Corp. 5.27%, 1/16/07 (Section 4(2))	$349,232
350,000	Banco Bilbao 5.27%, 1/16/07 (Section 4(2))	349,231
350,000	Bavaria TRR Corp. 5.32%, 1/8/07 (Section 4(2))	349,638
350,000	Bryant Park Funding LLC 5.26%, 1/18/07 (Section 4(2))	349,131
400,000	Check Point Charlie, Inc. 5.28%, 2/15/07 (Section 4(2))	397,360
350,000	G Street Finance Corp. 5.30%, 1/24/07 (Section 4(2))	348,815
350,000	Galleon Capital LLC 5.25%, 1/24/07 (Section 4(2))§	348,826
301,000	Gotham Funding Corp. 5.26%, 1/25/07 (Section 4(2))	299,944
350,000	Harrier Finance Funding LLC 5.28%, 1/12/07 (144A)	349,435
400,000	K2 (USA) LLC 5.27%, 1/25/07 (Section 4(2))	398,595
350,000	PB Finance (Delaware), Inc. 5.26%, 2/14/07 (Section 4(2))	347,750
250,000	Scaldis Capital LLC 5.30%, 1/8/07 (Section 4(2))	249,742
350,000	Sedna Finance, Inc. 5.28%, 1/10/07 (144A)	349,538
400,000	Stanfield Victoria LLC 5.24%, 1/3/07 (144A)	399,883
350,000	Thames Asset Global Securitization No. 1, Inc. 5.25%, 1/22/07 (Section 4(2))	348,928
350,000	Victory Receivables Corp. 5.30%, 1/24/07 (Section 4(2))	348,815
350,000	Whistlejacket Capital, Ltd. 5.29%, 1/30/07 (144A)	348,509
Total Commercial Paper (cost $5,933,372)		5,933,372
Repurchase Agreements - 30.5%
700,000	Lehman Brothers, Inc., 5.31% dated 12/29/06, maturing 1/3/07 to be repurchased at $700,516 collateralized by $922,921 in U.S. Government Agencies 5.50%, 5/1/35 with a value of $714,012	700,000
3,100,000	UBS Financial Services, Inc., 5.30% dated 12/29/06, maturing 1/3/07 to be repurchased at $3,102,282 collateralized by $5,816,439 in U.S. Government Agencies 5.00% - 5.50%, 3/1/33 - 3/1/34 with a value of $3,162,027	3,100,000
Total Repurchase Agreements (cost $3,800,000)		3,800,000
Taxable Variable Rate Demand Notes - 14.0%
300,000	Anaheim California Housing Authority Multifamily Housing Revenue (Cobblestone), 5.42%, 3/15/33	300,000
630,000	Arapahoe County, Colorado Industrial Development Revenue (Cottrell), Series B, 5.47%, 10/1/19	630,000

Principal Amount		Value
$810,000	Medical Properties, Inc., North Dakota (Dakota Clinic Project), 5.33%, 12/22/24	$810,000
Total Taxable Variable Rate Demand Notes (cost $1,740,000)		1,740,000
U.S. Government Agency Notes - 8.0%
1,000,000	Freddie Mac 5.14%, 1/23/07 (cost $996,859)	996,859
Total Investments (total cost $12,470,231) – 100.1%		12,470,231
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(14,524)
Net Assets – 100%		$12,455,707

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 3

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Money Market Portfolio
Assets:
Investments at cost	$12,470
Investments at value	8,670
Repurchase agreements	3,800
Cash	17
Receivables:
Interest	14
Due from adviser	8
Other assets	1
Total Assets	12,510
Liabilities:
Payables:
Portfolio shares repurchased	12
Dividends	2
Advisory fees	3
Transfer agent fees and expenses	–
Non-interested Trustees' fees and expenses	–
Registration fees	6
Printing expenses	8
Legal fees	5
System fees	4
Professional fees	12
Accrued expenses	2
Total Liabilities	54
Net Assets	$12,456
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$12,456
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments*	–
Total Net Assets	$12,456
Net Assets - Institutional Shares	$12,456
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,456
Net Asset Value Per Share	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
4 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Money Market Portfolio
Investment Income:
Interest	$634
Total Investment Income	634
Expenses:
Advisory fees	31
Transfer agent expenses	3
Registration fees	21
Custodian fees	8
Professional fees	17
Non-interested Trustees' fees and expenses	2
Printing expenses	29
Proxy expenses	5
Legal fees	12
System fees	32
Other expenses	5
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	165
Expense and Fee Offset	–
Net Expenses	165
Less: Excess Expense Reimbursement	(104)
Net Expenses after Expense Reimbursement	61
Net Investment Income/(Loss)	573
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	–
Net Gain/(Loss) on Investments	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$573

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 5

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Money Market Portfolio
(all numbers in thousands)	2006	2005(1)
Operations:
Net investment income/(loss)	$573	$347
Net realized gain/(loss) from investment	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	573	347
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(573)	(347)
Service Shares	N/A	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	N/A	–
Net Decrease from Dividends and Distributions	(573)	(347)
Capital Share Transactions:
Shares sold
Institutional Shares	10,535	7,319
Service Shares	N/A	–
Reinvested dividends and distributions
Institutional Shares	571	347
Service Shares	N/A	–
Shares repurchased
Institutional Shares	(9,010)	(9,444)
Service Shares	N/A	(11)
Net Increase/(Decrease) from Capital Share Transactions	2,096	(1,789)
Net Increase/(Decrease) in Net Assets	2,096	(1,789)
Net Assets:
Beginning of period	10,360	12,149
End of period	$12,456	$10,360
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

(1) Period January 1, 2005 to March 28, 2005 for Service Shares (Note 1).

See Notes to Financial Statements.
6 Janus Aspen Series December 31, 2006

Financial Highlights

Institutional Shares

	Janus Aspen Money Market Portfolio
For a share outstanding during each fiscal year ended December 31	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.05	.03	.01	.01	.02
Net gain/(loss) on securities	– (1)	– (1)	– (1)	– (1)	–
Total from Investment Operations	.05	.03	.01	.01	.02
Less Distributions:
Dividends (from net investment income)*	(.05)	(.03)	(.01)	(.01)	(.02)
Distributions (from capital gains)*	–	–	– (1)	– (1)	–
Total Distributions	(.05)	(.03)	(.01)	(.01)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	4.73%	2.94%	1.09%	0.86%	1.63%
Net Assets, End of Period (in thousands)	$12,456	$10,360	$12,138	$20,761	$73,402
Average Net Assets for the Period (in thousands)	$12,305	$12,086	$14,396	$31,124	$93,310
Ratio of Gross Expenses to Average Net Assets(2)	0.50%	0.50%	0.50%	0.50%	0.39%
Ratio of Net Expenses to Average Net Assets(2)	0.50%	0.50%	0.50%	0.50%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.65%	2.87%	1.04%	0.87%	1.63%

*  See Note 3 in Notes to Financial Statements.

(1)  Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 7

Notes to Schedule of Investments

144	A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2)		Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Money Market Portfolio
Galleon Capital LLC 5.25%, 1/24/07 (Section 4(2))	11/14/06	$346,376	$348,826	2.8%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2006. The issuer incurs all registration costs.

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2006.

Money market portfolios may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Portfolio to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Money Market Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in short-term money market securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Institutional Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans.

On March 22, 2005, the Board of Trustees of Janus Aspen Series approved the liquidation of the Service Shares class of Janus Aspen Money Market Portfolio. The sole shareholder holding Service Shares of the Portfolio subsequently redeemed its holdings. Accordingly, Janus Aspen Money Market Portfolio – Service Shares are no longer offered for sale to the public.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series December 31, 2006 9

Notes to Financial Statements (continued)

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.25%.

Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in

10 Janus Aspen Series December 31, 2006

connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Money Market Portfolio $–	$–	$–	$–	$–

For the fiscal year ended December 31, 2006	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Money Market Portfolio	$570,866	$–	$–	$–
For the fiscal year ended December 31, 2005	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Money Market Portfolio	$346,528	$–	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended December 31	Institutional Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002
Janus Aspen Money Market Portfolio	1.34%	0.86%	0.98%	0.78%	0.39%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series December 31, 2006 11

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31 (all numbers are in thousands)	Janus Aspen Money Market Portfolio
	2006	2005
Transactions in Portfolio Shares - Institutional Shares
Shares sold	10,535	7,319
Reinvested dividends and distributions	571	347
Shares repurchased	(9,010)	(9,444)
Net Increase/(Decrease) in Capital Share Transactions	2,096	(1,778)
Shares Outstanding, Beginning of Period	10,360	12,138
Shares Outstanding, End of Period	12,456	10,360
Transactions in Portfolio Shares - Service Shares(1)
Shares sold	N/A	–
Reinvested dividends and distributions	N/A	–
Shares repurchased	N/A	(11)
Net Increase/(Decrease) in Capital Share Transactions	N/A	(11)
Shares Outstanding, Beginning of Period	N/A	11
Shares Outstanding, End of Period	N/A	–

(1)  Period from January 1, 2005 through March 28, 2005 for Service Shares (Note 1).

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

12 Janus Aspen Series December 31, 2006

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2006 13

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Money Market Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

14 Janus Aspen Series December 31, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively

Janus Aspen Series December 31, 2006 15

Additional Information (unaudited) (continued)

and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

16 Janus Aspen Series December 31, 2006

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2006 17

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital. The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses and gains and losses on securities.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

18 Janus Aspen Series December 31, 2006

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Portfolio. Following is the total of realized gains. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

Janus Aspen Series December 31, 2006 19

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

20 Janus Aspen Series December 31, 2006

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2006 21

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
J. Eric Thorderson 151 Detroit Street Denver, CO 80206 Age 45	Executive Vice President and Portfolio Manager Janus Aspen Money Market Portfolio	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

22 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 23

Notes

24 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-708 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Small Company Value Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Portfolio Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	20

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Designation Requirements	26

Trustees and Officers	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Small Company Value
Portfolio (unaudited)

Portfolio Snapshot

This portfolio searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

Equity markets were volatile during the 12-month period ended December 31, 2006. A late spring sell-off, prompted by spiking oil prices and increasing short-term interest rates, erased gains posted through the first three months of the year, especially among more speculative names. The market reversed course in July, and despite a few bumps in the road during the second half, finished the year on an up note.

Despite an up-and-down year in the markets, Janus Aspen Small Company Value Portfolio's Service Shares posted positive returns of 21.80%, slightly underperforming the Portfolio's benchmark, the Russell 2000® Value Index, which returned 23.48%. With nearly 80 holdings and a median market capitalization of approximately $1.4 billion, the Portfolio offers relatively strong diversification across the small-cap universe – a trait that has been beneficial during these volatile times.

Detractors During the Period

Elsewhere, holding returns back was the Mills Corporation, a retail mall real estate investment trust (REIT) that we purchased late last year after it lagged the REIT industry and appeared to be undervalued. Unfortunately, since then the company has continued to struggle, and it is currently facing a formal investigation by the Securities and Exchange Commission. In light of this development – and given that Mills may have trouble selling its malls if its financials aren't deemed reliable – we eliminated our entire position following the company's poor showing in the first quarter. This move was in keeping with our decision to cut back our overall weighting in REITs. Many names in this area have been increasing in value since 2000, and we believe that the industry could be peaking.

Another detractor was Fleetwood, a top producer of recreational vehicles (RVs) and manufactured homes. The company's stock fell following a negative earnings pre-announcement in which Fleetwood described soft markets for both motor and factory homes. We believe that part of this softness can be traced to a falloff in hurricane relief. After Hurricanes Katrina and Rita, the Federal Emergency Management Agency (FEMA) became a key buyer of Fleetwood homes. This spate of buying has since abated. In addition, Fleetwood's current line-up of motor homes has failed to attract consumers' attention, resulting in a loss of market share to competitors like Thor Industries (another Portfolio holding). As a result, we liquidated the holding.

Ligand Pharmaceuticals, which markets a drug called AVINZA used to treat chronic pain, also disappointed. While the product seemed promising, the company failed to market the drug well. We retained Ligand in the Portfolio through the first half as an attractive takeout candidate, thinking we could realize a significant gain if the right buyer stepped in at the right time. Eventually, Ligand was sold but the price did not command the expected premium.

Standouts During the Period

The highest returns during the period came from TETRA Technologies, which is one of the Portfolio's largest holdings. TETRA supplies chemicals used by the oil and gas industry to facilitate the drilling and servicing of wells. On strong drilling activity during the year, the company turned in outstanding quarterly results throughout the period.

RTI International Metals also performed exceptionally well, as commodity metals have gained tremendous ground over the past several months. Stewart & Stevenson, a manufacturer of vehicles for the defense industry, also boosted returns. The company's announcement in February that it would be acquired by Armor Holdings, another defense contractor, sent Stewart & Stevenson's stock soaring.

Maverick Tube, which makes welded steel tubes and line pipe products used in the oil fields, also contributed during the period. While demand was up earlier in the year due to a shortage of Maverick's products in the market, the real catalyst behind the company's sharp gain was its merger with fellow pipe producer Tenaris S.A. Tenaris announced the acquisition of Maverick in June, sending Maverick's stock significantly higher. We believe this event exemplifies an ongoing development in the small- and mid-cap markets. With so much excess liquidity in the form of both private and corporate equity, acquisitions have been occurring on a regular basis.

2 Janus Aspen Series December 31, 2006

(unaudited)

Looking Forward

While the housing market cooled off, it did not take the nosedive that many had feared. In fact, the economy has proved to be resilient. Despite these and other positive economic signs, there is still uncertainty in the market, and investor wariness in the second half of 2006 led to a movement toward blue chip stocks, as small-cap stocks became expensive relative to the rest of the market. In 2007 we will be monitoring these elements with great care. However, we believe that by applying a disciplined, bottom-up approach, we will continue to uncover undervalued small-cap stocks.

Thank you for your investment in Janus Aspen Small Company Value Portfolio.

Janus Aspen Small Company Value Portfolio At a Glance

5 Largest Contributors to Performance - Holdings

Contribution
TETRA Technologies, Inc. Energy services company - U.S.	1.68%
RTI International Metals, Inc. Manufacturer and distributor of titanium and specialty metal mill products - U.S.	1.40%
Centene Corp. Medicaid and Medicaid-related programs provider - U.S.	1.35%
Stewart & Stevenson Services, Inc. Tactical vehicles designer, manufacturer and services for United States Army - U.S.	1.08%
SL Green Realty Corp. Real Estate Investment Trust - U.S.	1.01%

5 Largest Detractors from Performance - Holdings

Contribution
Adolor Corp. Therapeutic-based biopharmaceutical company - U.S.	(0.95)%
Mills Corp. Real Estate Investment Trust - Office property - U.S.	(0.67)%
Spherion Corp. Workforce management services provider - U.S.	(0.53)%
National Financial Partners Corp. Independent distributor of financial services products - U.S.	(0.50)%
Fleetwood Enterprises, Inc. Manufactured housing producer and retailer - U.S.	(0.44)%

5 Largest Contributors to Performance - Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Capital Goods	3.98%	9.29%	8.84%
Banks	3.86%	18.17%	15.77%
Real Estate	3.27%	10.93%	11.40%
Energy	2.99%	9.34%	4.70%
Software & Services	2.26%	5.98%	4.17%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Portfolio Contribution	Portfolio Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Commercial Services & Supplies	(0.87)%	4.97%	3.21%
Pharmaceuticals & Biotechnology	(0.61)%	3.40%	1.97%
Automobiles & Components	(0.10)%	1.46%	1.36%
Transportation	0.00%	0.00%	1.58%
Media	0.00%	0.00%	2.20%

Janus Aspen Series December 31, 2006 3

Janus Aspen Small Company Value Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006

Applied Industrial Technologies, Inc. Machinery - General Industrial	2.6%
Genlyte Group, Inc. Building Products - Lighting Fixtures	2.5%
American Financial Group, Inc. Multi-Line Insurance	2.5%
RTI International Metals, Inc. Non-Ferrous Metals	2.3%
Arris Group, Inc. Telecommunication Equipment	2.2%
12.1%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

4 Janus Aspen Series December 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Since Inception*
Janus Aspen Small Company Value Portfolio - Service Shares	21.80%		20.59%
Russell 2000® Value Index	23.48%		23.26%
Lipper Quartile - Service Shares	1	st	1	st
Lipper Ranking - Service Shares based on total returns for Variable Annuity Small-Cap Core Funds	6/127		20/100

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Portfolios that invest in REITs may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2008. Without such waivers total returns would have been lower.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, fund holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Explanations of Charts, Tables and Financial Statements

* The Portfolio's inception date – December 31, 2002

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,113.10	$9.00
Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.59

*Expenses are equal to the annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

Janus Aspen Series December 31, 2006 5

Janus Aspen Small Company Value Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.8%
Advanced Materials/Products - 1.6%
4,695	Ceradyne, Inc.*	$265,268
Applications Software - 0.9%
10,786	Quest Software, Inc.*	158,015
Building - Mobile Home and Manufactured Homes - 1.0%
3,890	Thor Industries, Inc.	171,121
Building - Residential and Commercial - 1.5%
13,210	WCI Communities, Inc.*	253,368
Building and Construction - Miscellaneous - 1.3%
10,117	Dycom Industries, Inc.*	213,671
Building Products - Lighting Fixtures - 2.5%
5,362	Genlyte Group, Inc.*	418,826
Chemicals - Diversified - 1.1%
2,507	FMC Corp.	191,911
Chemicals - Specialty - 1.1%
4,265	Cabot Corp.	185,826
Collectibles - 1.7%
6,582	RC2 Corp.*	289,608
Commercial Banks - 13.7%
6,208	1st Source Corp.	199,463
5,784	BancFirst Corp.	312,335
5,831	Camden National Corp.	268,925
8,825	Community Bank System, Inc.	202,975
1,240	First Citizens BancShares, Inc. - Class A	251,274
7,603	First Commonwealth Financial Corp.	102,108
4,762	Omega Financial Corp.	152,003
2,833	Peoples Bancorp, Inc.	84,140
5,992	Simmons First National Corp. - Class A	189,048
5,904	TriCo Bancshares	160,648
4,656	UMB Financial Corp.	169,991
7,183	Washington Trust Bancorp, Inc.	200,334
		2,293,244
Commercial Services - 2.1%
7,786	Steiner Leisure, Ltd.*	354,263
Commercial Services - Finance - 1.0%
6,975	Deluxe Corp.	175,770
Computer Services - 0.9%
2,696	CACI International, Inc.*	152,324
Computers - Voice Recognition - 1.4%
8,530	TALX Corp.	234,149
Consulting Services - 1.7%
10,100	FTI Consulting, Inc.*	281,689
Containers - Metal and Glass - 1.5%
13,935	Owens-Illinois, Inc.*	257,101
Diversified Operations - 0.4%
241,259	Polytec Asset Holdings, Ltd.§	68,237
Electric - Integrated - 0.8%
4,100	Otter Tail Corp.	127,756
Electronic Components - Semiconductors - 5.1%
6,650	International Rectifier Corp.*	256,225
17,800	Microsemi Corp.*	349,769
16,101	MIPS Technologies, Inc.*	133,638
8,581	Zoran Corp.*	125,111
		864,743

Shares or Principal Amount		Value
Electronic Measuring Instruments - 1.3%
4,409	Trimble Navigation, Ltd.*	$223,669
Food - Canned - 0.9%
14,018	Del Monte Foods Co.	154,619
Food - Diversified - 1.2%
4,800	J & J Snack Foods Corp.	198,720
Food - Retail - 2.0%
5,118	Ruddick Corp.	142,025
4,874	Weis Markets, Inc.	195,496
		337,521
Gas - Distribution - 1.2%
2,972	Atmos Energy Corp.	94,837
3,907	Piedmont Natural Gas Company, Inc.	104,512
		199,349
Internet Applications Software - 1.4%
16,641	Interwoven, Inc.*	244,123
Internet Infrastructure Equipment - 1.5%
7,540	Avocent Corp.*	255,229
Investment Management and Advisory Services - 1.0%
3,748	National Financial Partners Corp.	164,800
Machinery - Electrical - 1.7%
5,375	Regal-Beloit Corp.	282,241
Machinery - Farm - 1.0%
6,930	Alamo Group, Inc.	162,578
Machinery - General Industrial - 2.6%
16,336	Applied Industrial Technologies, Inc.	429,800
Medical - Drugs - 0.9%
20,385	Adolor Corp.*	153,295
Medical - HMO - 2.0%
13,740	Centene Corp.*	337,592
Medical Instruments - 1.8%
12,957	CONMED Corp.*	299,566
Medical Labs and Testing Services - 0.7%
2,122	Covance, Inc.*	125,007
Multi-Line Insurance - 2.5%
11,595	American Financial Group, Inc.	416,376
Non-Ferrous Metals - 2.3%
4,910	RTI International Metals, Inc.*	384,060
Oil - Field Services - 2.0%
13,266	TETRA Technologies, Inc.*	339,344
Oil and Gas Drilling - 0.9%
3,056	Atwood Oceanics, Inc.*	149,652
Oil Companies - Exploration and Production - 5.5%
10,006	Forest Oil Corp.*	326,995
7,906	Mariner Energy, Inc.*	154,958
4,785	Plains Exploration & Production Co.*	227,431
5,551	St. Mary Land & Exploration Co.	204,499
		913,883
Physical Therapy and Rehabilitation Centers - 0.9%
6,356	HEALTHSOUTH Corp.*	143,963
Recreational Vehicles - 1.0%
3,760	Polaris Industries, Inc.	176,081
REIT - Health Care - 1.7%
9,475	Nationwide Health Properties, Inc.	286,335

See Notes to Schedule of Investments and Financial Statements.
6 Janus Aspen Series December 31, 2006

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
REIT - Office Property - 4.6%
1,695	Alexandria Real Estate Equities, Inc.	$170,178
13,945	Douglas Emmett, Inc.	370,797
2,900	Kilroy Realty Corp.	226,200
		767,175
REIT - Regional Malls - 2.1%
7,105	Taubman Centers, Inc.	361,360
REIT - Shopping Centers - 1.1%
7,490	Acadia Realty Trust	187,400
REIT - Warehouse and Industrial - 1.3%
7,342	First Potomac Realty Trust	213,726
Rental Auto/Equipment - 1.5%
10,095	United Rentals, Inc.*	256,716
Savings/Loan/Thrifts - 3.3%
2,918	First Defiance Financial Corp.	88,415
4,214	FirstFed Financial Corp.*	282,211
6,183	Provident Financial Holdings, Inc.	188,520
		559,146
Telecommunication Equipment - 2.2%
30,059	Arris Group, Inc.*	376,038
Telephone - Integrated - 1.7%
6,055	Golden Telecom, Inc.	283,616
Water - 1.0%
4,517	American States Water Co.	174,447
Wire and Cable Products - 1.7%
7,474	Belden CDT, Inc.	292,159
Total Common Stock (cost $14,059,771)		16,806,476
Money Markets - 0.4%
71,475	Janus Institutional Cash Reserves Fund 5.29% (cost $71,475)	71,475
Total Investments (total cost $14,131,246) – 100.2%		16,877,951
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(33,318)
Net Assets – 100%		$16,844,633

Summary of Investments by Country

Country	Value	% of Investment Securities
Cayman Islands	$68,237	0.4%
United States††	16,809,714	99.6%
Total	$16,877,951	100.0%

†† Includes Short-Term Securities (99.2% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Small Company Value Portfolio
Assets:
Investments at cost	$14,131
Investments at value	$16,878
Cash	1,118
Receivables:
Investments sold	286
Portfolio shares sold	2
Dividends	23
Interest	1
Other assets	–
Total Assets	18,308
Liabilities:
Payables:
Investments purchased	1,157
Portfolio shares repurchased	246
Advisory fees	12
Transfer agent fees and expenses	–
Administrative services fees - Service Shares	1
Non-interested Trustees' fees and expenses	–
Accrued expenses	47
Total Liabilities	1,463
Net Assets	$16,845
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$13,718
Undistributed net investment income/(loss)*	(6)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	386
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,747
Total Net Assets	$16,845
Net Assets - Service Shares	$16,845
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	847
Net Asset Value Per Share	$19.89

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
8 Janus Aspen Series December 31, 2006

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Small Company Value Portfolio
Investment Income:
Interest	$11
Dividends	155
Dividends from affiliates	14
Total Investment Income	180
Expenses:
Advisory fees	97
Transfer agent expenses	3
Registration fees	–
Custodian fees	13
Professional fees	28
Non-interested Trustees' fees and expenses	3
Distribution fees - Service Shares	33
Administrative services fees - Service Shares	13
Legal fees	12
Printing expenses	32
Proxy expenses	12
System fees	36
Other expenses	5
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	287
Expense and Fee Offset	–
Net Expenses	287
Less: Excess Expense Reimbursement	(66)
Net Expenses after Expense Reimbursement	221
Net Investment Income/(Loss)	(41)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	689
Net realized gain/(loss) from foreign currency transactions	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	1,878
Net Gain/(Loss) on Investments	2,567
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,526

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 9

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$(41)	$(13)
Net realized gain/(loss) from investment and foreign currency transactions	689	(142)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	1,878	311
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,526	156
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain from investment transactions*
Service Shares	(125)	(1)
Net Decrease from Dividends and Distributions	(125)	(1)
Capital Share Transactions:
Shares sold
Service Shares	8,319	7,097
Reinvested dividends and distributions
Service Shares	125	1
Shares repurchased
Service Shares	(3,013)	(995)
Net Increase/(Decrease) from Capital Share Transactions	5,431	6,103
Net Increase/(Decrease) in Net Assets	7,832	6,258
Net Assets:
Beginning of period	9,013	2,755
End of period	$16,845	$9,013
Undistributed net investment income/(loss)*	$(6)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Financial Highlights - Service Shares

For a share outstanding during each fiscal year or period ended December 31	Janus Aspen Small Company Value Portfolio
	2006	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$16.45	$15.90	$14.20	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	– (2)	.01	.02	– (2)
Net gain/(loss) on securities (both realized and unrealized)	3.60	.55	2.51	4.26	(.08)
Total from Investment Operations	3.59	.55	2.52	4.28	(.08)
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	–	–
Distributions (from capital gains)*	(.15)	– (3)	(.80)	–	–
Total Distributions	(.15)	–	(.82)	–	–
Net Asset Value, End of Period	$19.89	$16.45	$15.90	$14.20	$9.92
Total Return**	21.80%	3.49%	18.16%	43.15%	(0.80)%
Net Assets, End of Period (in thousands)	$16,845	$9,013	$2,755	$1,626	$496
Average Net Assets for the Period (in thousands)	$13,106	$5,120	$2,062	$856	$–
Ratio of Gross Expenses to Average Net Assets***(4)	1.69%	1.69%	1.60%	1.60%	N/A
Ratio of Net Expenses to Average Net Assets***(4)	1.69%	1.69%	1.59%	1.60%	N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%	(0.25)%	(0.05)%	0.14%	N/A
Portfolio Turnover Rate***	59%	53%	43%	50%	0%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Portfolio commenced operations on December 31, 2002 (inception date).

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Notes to Schedule of Investments

Lipper Variable Annuity Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index.

Russell 2000® Value Index	Is an unmanaged index which measures the performance of those Russell 2000® Index companies with lower price-to-book and price-to-earnings ratios. It is a generally recognized indicator to measure overall small company value-stock performance.

REIT	Real Estate Investment Trust

*  Non-income-producing security.

§Schedule of Restricted and Illiquid Securities (as of December 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Small Company Value Portfolio
Polytec Asset Holdings, Ltd.	5/5/06	$62,260	$68,237	0.4%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2006. The issuer incurs all registration costs.

12 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Small Company Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management, LLC ("Janus Capital") invested initial seed capital in the amount of $500,000 for the Portfolio on December 31, 2002.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006 there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference

Janus Aspen Series December 31, 2006 13

Notes to Financial Statements (continued)

between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2006, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a

14 Janus Aspen Series December 31, 2006

single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.74%.

Janus Capital has agreed until at least May 1, 2008 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.34% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives from the Portfolio a fee at an annual rate of up to 10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting and administrative services.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $29 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Small Company Value Portfolio
Janus Government Money Market Fund	$260,654	$260,654	$374	$–
Janus Institutional Cash Reserves Fund	2,232,823	2,161,348	4,460	71,475
Janus Money Market Fund	2,137,774	2,137,774	8,783	–
	$4,631,251	$4,559,776	$13,617	$71,475

16 Janus Aspen Series December 31, 2006

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Small Company Value Portfolio	$189,433	$218,079	$–	$–	$–	$2,719,111

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Small Company Value Portfolio	$71,285

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Small Company Value Portfolio	$14,158,840	$2,989,779	$(270,668)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Small Company Value Portfolio	$–	$124,828	$–	$–

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Small Company Value Portfolio	$–	$937	$–	$(11,464)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

For each fiscal year or period ended December 31	Services Shares
Portfolio	2006(1)	2005(1)	2004(1)	2003	2002(2)
Janus Aspen Small Company Value Portfolio	2.19%	2.79%	4.49%	12.61%	N/A

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Portfolio commenced operations on December 31, 2002 (inception date).

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Small Company Value Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares - Service Shares:
Shares sold	456	438
Reinvested dividends and distributions	6	–
Shares repurchased	(163)	(63)
Net Increase/(Decrease) in Portfolio Shares	299	375
Shares Outstanding, Beginning of Period	548	173
Shares Outstanding, End of Period	847	548

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Small Company Value Portfolio	$13,243,190	$7,508,717	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and

18 Janus Aspen Series December 31, 2006

Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2006 19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Small Company Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Small Company Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

20 Janus Aspen Series December 31, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient

Janus Aspen Series December 31, 2006 21

personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

22 Janus Aspen Series December 31, 2006

Additional Information (unaudited) (continued)

Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series December 31, 2006 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

24 Janus Aspen Series December 31, 2006

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2006 25

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Capital Gain Distributions

Portfolio
Janus Aspen Small Company Value Portfolio	$124,828

26 Janus Aspen Series December 31, 2006

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Janus Aspen Series December 31, 2006 27

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

28 Janus Aspen Series December 31, 2006

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jakob V. Holm 151 Detroit Street Denver, CO 80206 Age 35	Executive Vice President and Portfolio Manager Janus Aspen Small Company Value Portfolio	7/05-Present	Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 03/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series December 31, 2006 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-720 01-07

2006 Annual Report

Janus Aspen Series

Janus Aspen Worldwide Growth Portfolio

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your portfolio

•  Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1

Management Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	23

Additional Information	24

Explanations of Charts, Tables and Financial Statements	27

Designation Requirements	29

Trustees and Officers	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio's manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio's manager in the Management Commentary are just that: opinions. They are a reflection of the manager's best judgment at the time this report was compiled, which was December 31, 2006. As the investing environment changes, so could the manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and separate account or contract level charges were included, your costs would have been higher.

Janus Aspen Series December 31, 2006 1

Janus Aspen Worldwide Growth Portfolio (unaudited)

Portfolio Snapshot

Offering true geographic diversification in a single portfolio, this portfolio seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

portfolio manager

Performance Overview

Janus Aspen Worldwide Growth Portfolio's Institutional Shares, Service Shares and Service II Shares advanced 18.24%, 17.97% and 17.92%, respectively, over the 12-month period ended December 31, 2006. While I am pleased with this strong absolute performance, the Portfolio nevertheless did not keep pace with its benchmark, the Morgan Stanley Capital International World IndexSM, which returned 20.07% during the period.

While virtually every shareholder letter starts out with a discussion of returns, very few make even casual mention of the risks undertaken to achieve these returns. Part of the reason behind this is simply that risk is not easily measurable. While the academic world would conveniently equate risk to relative volatility, for most investors the Webster dictionary definition of risk as "possibility of loss or injury" is much more relevant and appropriate in my view. I can assure you that risk management of the Portfolio during my tenure has always focused on the latter definition – that is, minimizing this "possibility of (financial) loss or injury" – rather than hoping to tame volatility.

The lack of easy and precise measurements of risk in a portfolio is belied by the exhaustive quantitative approach traditionally found in the investment industry. In-house risk management experts, or a committee armed with fancy software and statistics galore, dissect portfolios by every factor imaginable. While this approach may be viewed as reasonable, especially in highlighting correlations within a diverse portfolio, the real crux of risk management involves more qualitative study and a common sense approach. As Warren Buffett duly noted, "Just as Justice Stewart found it impossible to formulate a test for obscenity but nevertheless asserted, 'I know it when I see it,' so also can investors – in an inexact but useful way – 'see' the risks inherent in certain investments without reference to complex equations or price histories."

The risks in a portfolio that are most easily measurable seem to be overly emphasized as important factors in explaining both risks and returns. Take geographic exposure, for instance. The fact that the Portfolio holds approximately half of its portfolio in foreign securities (or half in U.S. securities) is not obviously interesting or relevant to a global fund that is designed by charter to invest across the world. After all, what do Yahoo!, a leading U.S. media and Internet company, and Esprit Holdings, a Hong Kong-based apparel retailer, have in common? Different industries, different geographic exposure, different customers, different functional currencies... it is not apparent to me that there is a lot in common, nor should those two businesses be particularly correlated to each another. To be fair, geographic exposure can sometimes become relevant for periods of secular growth or decline in a country but is generally an overly simplistic risk characteristic, especially for fundamental, bottom-up investing and longer investment time horizons.

The same could be said for risk from general economic conditions, in our view. For any particular period, interest rates, inflation, employment, housing starts, consumer sentiment and other economic indicators may go up or down; how this impacts the net asset value of the Portfolio is apparent only in retrospect and not always causal. And these factors change very quickly. Like most in this profession, I am aware of economic conditions in many different parts of the world, but am generally suspicious of these conditions as the arbiter of financial markets and prices. Some current examples include the following: Are steady interest rates a good or bad indicator for the U.S. economy? Is the U.S. Federal Reserve in front of or behind the curve in terms of keeping inflation under control? How does this U.S. policy impact the economic conditions of other countries around the world? These questions are best left for the commentators and pundits to forecast, and there is certainly no agreement. Furthermore, I am unsure how these conditions (even if one could predict them) are relevant to a discussion of risk or return in the Portfolio. In my opinion, risk management is probably better done from a micro (business model, competition, etc.) perspective versus a macro (geography, economic conditions, etc.) perspective.

Many other professions outside of the investment industry also think of risk in a similar sense. My studies of mechanical engineering during college introduced me to the concept of a "safety factor". If a bridge is built to withstand a certain load, the design is often required to have a safety factor of three (actually to withstand three times this expected load). The safety factor hopes to encompass a certain margin of error and account for unforeseen and unexpected situations, to manage

2 Janus Aspen Series December 31, 2006

(unaudited)

the risk of catastrophic failure. This concept seems quite obvious in engineering, perhaps because the consequences of failure are so high. But perhaps this concept should also be obvious with regard to investing.

Managing risk is one of the most basic concepts in investing – it defines the very nature of being an investment manager. In times of high returns and frothy equity markets, it is tempting to become less vigilant on the risk equation and more focused on reward. After all, if your neighbor is making unbelievable returns in an investment or asset class, why shouldn't you be making those returns too? For many investors, the prospect of being "left behind" is often too great to bear, and unfortunately this leads to ill-timed investments at ill-advised prices. It is exactly this temptation which I hope to avoid by means of a disciplined investment and risk management process. While sometimes this means I reap less reward in any given short-term period, this discipline is more likely to be rewarded when the environment inevitably becomes less favorable. And over time, I believe this strategy should help the Portfolio achieve its goal of solid overall risk-adjusted returns.

My common sense approach to managing risk in the Portfolio manifests itself in a number of ways. First of all, through diligent fundamental research, I strive to understand the forces shaping the business, industry and competitive landscape of the investment and assess the various different potential outcomes. Secondly, I strive to invest in high quality businesses and management teams to hopefully increase the probability of successful outcomes. And finally, I strive to purchase these businesses at attractive, discounted prices in order to manage downside risk, especially if I should be incorrect in my assessments of the future. I believe these three risk management techniques, while imprecise and imperfect in nature, offer the best chances of achieving an adequate balance of risk and return for the Portfolio over the long term.

What are the risks in my investment in Yahoo!, the largest detractor during the period? I believe the primary risk is not predicated on how the price moves up and down on a daily basis (volatility), but how sustainable and competitively advantaged a company's business model turns out to be (business risk). As equity owners in a business, albeit minority shareholders, it seems logical to equate the long-term risk of ownership to the long-term business risk of its operations, economic model, and competitive positioning. Considering Yahoo!'s substantial audience and user base, long term growth prospects, and the relaunch of its advertising platform, I believe these risks to be low (and already discounted in the stock price) and increased the Portfolio's position during the period.

What were the risks involved with Esprit Holdings, the largest contributor to the Portfolio during the period? The fact that it has returned nearly 62% in the past year is very measurable, but the risk is much less quantifiable, even in retrospect. There are more possibilities (almost infinite) than there are actual outcomes (one), so a favorable outcome does not necessarily imply anything about the investment's risk profile. I would like to believe my investment and risk management process of thorough fundamental research, high quality businesses and patience contributed to this successful outcome. This case in particular highlights the importance of patience. Even when the stock price slumped in late 2005 and early 2006 as the company's reemergence in the U.S. marketplace proved challenging, we stood by the company and even increased the Portfolio's stake. As management resolved the underlying issues and got back on track for high double-digit revenue growth, my conviction was rewarded. Recognizing that Esprit's risk-reward characteristics diminished somewhat with the impressive price runup, I pared back our exposure during the period.

Despite all these complex issues related to risk, risk management and uncertainty in investing, there is reason to be optimistic. By simply recognizing some of the risks and uncertainties associated with investing, I feel I am better prepared to adjust our thinking accordingly to become a better, more successful investor. As famed physicist Richard Feynman so eloquently stated, "The first principle is that you must not fool yourself and you are the easiest person to fool." Or as Feynman put it even more bluntly, "I'm smart enough to know that I'm dumb."

Simply put, recognizing limitations in measuring risk is the first step towards intelligent risk management. By spending a substantial portion of my time examining the risks of specific investments and the Portfolio as a whole, I hope to deliver adequate returns in the Portfolio without incurring excessive risk.

Thank you for your continued investment in Janus Aspen Worldwide Growth Portfolio.

Janus Aspen Series December 31, 2006 3

Janus Aspen Worldwide Growth Portfolio (unaudited)

Janus Aspen Worldwide Growth Portfolio At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Esprit Holdings, Ltd. High quality life-style products wholesaler - Hong Kong	1.74%
Cisco Systems, Inc. Internet data networking product supplier - U.S.	1.46%
British Sky Broadcasting Group PLC Pay television broadcasting services provider - United Kingdom	1.25%
IAC/InterActiveCorp Interactive commerce company - U.S.	1.15%
Burberry Group PLC Designer, manufacturer and distributor of luxury apparel and accessories - United Kingdom	1.07%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(0.42)%
Expedia, Inc. Online travel services provider - U.S.	(0.40)%
eBay, Inc. Online marketplace - U.S.	(0.37)%
Dell, Inc. Worldwide computer systems and services - U.S.	(0.33)%
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.30)%

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Media	3.30%	11.89%	2.95%
Retailing	3.18%	13.66%	2.59%
Materials	2.94%	5.73%	5.87%
Consumer Durables & Apparel	2.48%	10.69%	2.19%
Insurance	1.28%	11.23%	4.87%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Software & Services	(0.87)%	4.04%	3.60%
Healthcare Equipment & Services	(0.45)%	3.05%	2.72%
Commercial Services & Supplies	(0.02)%	0.25%	0.89%
Transportation	0.02%	1.17%	1.98%
Utilities	0.06%	0.01%	4.16%

4 Janus Aspen Series December 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of December 31, 2006
Dell, Inc. Computers	5.5%
British Sky Broadcasting Group PLC Television	5.0%
Willis Group Holdings, Ltd. Insurance Brokers	4.4%
Esprit Holdings, Ltd. Distribution/Wholesale	3.8%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	3.7%
22.4%

Asset Allocation – (% of Net Assets)

As of December 31, 2006

Emerging markets comprised 3.3% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of December 31, 2006	As of December 31, 2005

Janus Aspen Series December 31, 2006 5

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	18.24%		3.91%		7.45%		11.15%
Janus Aspen Worldwide Growth Portfolio - Service Shares	17.97%		3.64%		7.15%		10.85%
Janus Aspen Worldwide Growth Portfolio - Service II Shares	17.92%		3.65%		7.15%		10.85%
Morgan Stanley Capital International World IndexSM	20.07%		9.97%		7.64%		8.68%
Lipper Quartile - Institutional Shares	3	rd	4	th	4	th	2	nd
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Global Funds	52/87		55/58		16/20		3/10

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info. for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

For the period from July 1, 2006 through January 31, 2007, Janus Capital has contractually agreed to waive its right to receive a portion of the management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

There is no assurance that the investment process will consistently lead to successful investing.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

This Portfolio has a performance-based management fee that adjusts upward or downward based on the Portfolio's performance relative to an approved benchmark index over a performance measurement period. See the Portfolio's Prospectus or Statement of Additional Information for more details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info. for more information about risk, fund holdings and details.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See "Explanations of Charts, Tables and Financial Statements."

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,168.70	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91
Expense Example - Service Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,167.30	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18
Expense Example - Service II Shares	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period (7/1/06-12/31/06)*
Actual	$1,000.00	$1,166.70	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

*Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares, 0.82% for Service Shares and 0.82% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 Janus Aspen Series December 31, 2006

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.4%
Advertising Services - 1.5%
1,625,601	WPP Group PLC	$21,977,904
Aerospace and Defense - 0.3%
437,670	BAE Systems PLC	3,648,464
Agricultural Chemicals - 3.3%
178,290	Potash Corporation of Saskatchewan Inc. (U.S. Shares)	25,581,050
111,118	Syngenta A.G.*	20,673,328
		46,254,378
Apparel Manufacturers - 1.6%
1,747,743	Burberry Group PLC	22,089,325
Audio and Video Products - 0.5%
173,400	Sony Corp.	7,431,116
Automotive - Cars and Light Trucks - 2.4%
306,610	BMW A.G.#	17,646,619
81,859	Hyundai Motor Company, Ltd.	5,932,577
815,766	Nissan Motor Company, Ltd.	9,823,055
		33,402,251
Broadcast Services and Programming - 2.0%
740,800	Liberty Global, Inc. - Class A*	21,594,320
246,870	Liberty Global, Inc. - Class C*	6,912,360
		28,506,680
Building - Residential and Commercial - 4.5%
379,725	Centex Corp.	21,367,126
403,520	Lennar Corp.	21,168,659
633,015	Pulte Homes, Inc.#	20,965,457
		63,501,242
Casino Hotels - 1.2%
200,745	Harrah's Entertainment, Inc.	16,605,626
Cellular Telecommunications - 2.1%
83,800	Hikari Tsushin, Inc.	3,682,820
9,601,498	Vodafone Group PLC	26,601,374
		30,284,194
Chemicals - Diversified - 1.5%
314,400	Shin-Etsu Chemical Company, Ltd.	21,055,989
Commercial Banks - 0.5%
329,718	ICICI Bank, Ltd.	6,641,292
Computers - 5.5%
3,127,645	Dell, Inc.*	78,472,613
Computers - Memory Devices - 0.5%
506,340	EMC Corp.*	6,683,688
Distribution/Wholesale - 4.5%
4,765,000	Esprit Holdings, Ltd.	53,204,460
3,534,800	Li & Fung, Ltd.	10,997,539
		64,201,999
Diversified Minerals - 0.7%
343,926	Companhia Vale do Rio Doce (ADR)	10,228,359
Diversified Operations - 3.7%
1,713,515	Tyco International, Ltd. (U.S. Shares)	52,090,856
E-Commerce/Products - 2.5%
898,433	Amazon.com, Inc.*,#	35,452,166

Shares or Principal Amount		Value
E-Commerce/Services - 6.5%
797,950	eBay, Inc.*	$23,994,357
1,553,505	Expedia, Inc.*,#	32,592,535
972,440	IAC/InterActiveCorp*	36,135,870
		92,722,762
Electronic Components - Miscellaneous - 3.6%
1,359,150	Koninklijke (Royal) Philips Electronics N.V.	51,258,551
Electronic Components - Semiconductors - 2.4%
3,324,861	ARM Holdings PLC	8,186,346
17,435	Samsung Electronics Company, Ltd.	11,492,102
491,650	Texas Instruments, Inc.	14,159,521
		33,837,969
Energy - Alternate Sources - 0.2%
94,975	Suntech Power Holdings Company, Ltd. (ADR)*,#	3,230,100
Entertainment Software - 0.6%
473,545	Activision, Inc.*	8,163,916
Finance - Investment Bankers/Brokers - 7.2%
369,394	Citigroup, Inc.	20,575,246
1,054,758	JP Morgan Chase & Co.	50,944,811
1,002,000	Mitsubishi UFJ Securities Company, Ltd.	11,130,995
320,754	UBS A.G.	19,492,683
		102,143,735
Finance - Mortgage Loan Banker - 1.4%
120,435	Fannie Mae	7,152,635
340,867	Housing Development Finance Corporation, Ltd.	12,529,519
		19,682,154
Food - Retail - 0.5%
107,268	Metro A.G.	6,823,635
Insurance Brokers - 4.4%
1,558,057	Willis Group Holdings, Ltd.	61,870,443
Investment Companies - 0.2%
128,641	RHJ International*	2,750,953
Medical - Drugs - 2.1%
192,915	Merck & Company, Inc.	8,411,094
299,490	Pfizer, Inc.	7,756,791
72,939	Roche Holding A.G.	13,079,336
		29,247,221
Medical - HMO - 1.7%
141,345	Aetna, Inc.	6,103,277
112,340	Coventry Health Care, Inc.*	5,622,617
225,775	UnitedHealth Group, Inc.	12,130,891
		23,856,785
Medical - Hospitals - 0.6%
392,405	Health Management Associates, Inc. - Class A	8,283,670
Multimedia - 1.7%
721,670	Walt Disney Co.	24,731,631
Networking Products - 2.5%
1,289,865	Cisco Systems, Inc.*	35,252,010
Pharmacy Services - 2.0%
140,305	Caremark Rx, Inc.	8,012,819
393,240	Medco Health Solutions, Inc.*	21,014,745
		29,027,564

See Notes to Schedule of Investments and Financial Statements.
Janus Aspen Series December 31, 2006 7

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments

As of December 31, 2006

Shares or Principal Amount		Value
Property and Casualty Insurance - 2.4%
982,300	Millea Holdings, Inc.	$34,667,955
Real Estate Management/Services - 0.8%
454,000	Mitsubishi Estate Company, Ltd.	11,750,095
Real Estate Operating/Development - 0.9%
3,143,000	CapitaLand, Ltd.	12,705,200
Reinsurance - 2.6%
10,118	Berkshire Hathaway, Inc. - Class B*	37,092,588
Retail - Apparel and Shoe - 1.6%
424,614	Industria de Diseno Textil S.A.	22,874,394
Retail - Consumer Electronics - 0.2%
39,120	Yamada Denki Company, Ltd.	3,320,129
Schools - 0.3%
125,300	Apollo Group, Inc. - Class A*	4,882,941
Semiconductor Components/Integrated Circuits - 1.1%
777,180	Marvell Technology Group, Ltd.*	14,914,084
Semiconductor Equipment - 0.5%
284,585	ASML Holding N.V.*	7,077,528
Soap and Cleaning Preparations - 1.2%
365,099	Reckitt Benckiser PLC	16,684,766
Telephone - Integrated - 1.0%
741,100	Sprint Nextel Corp.	13,999,379
Television - 5.0%
6,906,140	British Sky Broadcasting Group PLC	70,585,340
Transportation - Services - 1.0%
192,170	United Parcel Service, Inc. - Class B	14,408,907
Web Portals/Internet Service Providers - 3.4%
1,896,230	Yahoo!, Inc.*	48,429,714
Wireless Equipment - 1.0%
700,795	Nokia Oyj	14,320,252
Total Common Stock (cost $1,128,161,050)		1,409,124,513
Money Markets - 0.7%
9,883,895	Janus Institutional Cash Reserves Fund 5.29% (cost $9,883,895)	9,883,895
Other Securities - 3.3%
47,464,006	State Street Navigator Securities Lending Prime Portfolio† (cost $47,464,006)	47,464,006
Total Investments (total cost $1,185,508,951) – 103.4%		1,466,472,414
Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(48,354,766)
Net Assets – 100%		$1,418,117,648

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$2,750,953	0.2%
Bermuda	193,077,382	13.2%
Brazil	10,228,359	0.7%
Canada	25,581,050	1.7%
Cayman Islands	3,230,100	0.1%
Finland	14,320,252	1.0%
Germany	24,470,254	1.7%
India	19,170,811	1.3%
Japan	102,862,154	7.0%
Netherlands	58,336,079	4.0%
Singapore	12,705,200	0.9%
South Korea	17,424,679	1.2%
Spain	22,874,394	1.6%
Switzerland	53,245,347	3.6%
United Kingdom	169,773,519	11.6%
United States††	736,421,881	50.2%
Total	$1,466,472,414	100.0%

††Includes Short-Term Securities and Other Securities (46.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.
8 Janus Aspen Series December 31, 2006

Statement of Assets and Liabilities

As of December 31, 2006 (all numbers in thousands except net asset value per share)	Janus Aspen Worldwide Growth Portfolio
Assets:
Investments at cost(1)	$1,185,509
Investments at value(1)	$1,466,472
Cash	787
Receivables:
Portfolio shares sold	73
Dividends	1,458
Interest	35
Other assets	35
Total Assets	1,468,860
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	47,464
Investments purchased	768
Portfolio shares repurchased	1,625
Advisory fees	724
Transfer agent fees and expenses	1
Distribution fees - Service Shares	44
Distribution fees - Service II Shares	–
Non-interested Trustees' fees and expenses	12
Accrued expenses	104
Total Liabilities	50,742
Net Assets	$1,418,118
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,932,355
Undistributed net investment income/(loss)*	2,196
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,797,411)
Unrealized net appreciation/(depreciation) of investments and foreign currency translations	280,978
Total Net Assets	$1,418,118
Net Assets - Institutional Shares	$1,208,155
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	37,202
Net Asset Value Per Share	$32.48
Net Assets - Service Shares	$209,951
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,517
Net Asset Value Per Share	$32.22
Net Assets - Service II Shares	$12
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	370
Net Asset Value Per Share	$32.30

*  See Note 3 in Notes to Financial Statements.

**  Shares Outstanding - Service II Shares are not in thousands.

(1)  Investments at cost and value include $46,114,818 of securities loaned for Janus Aspen Worldwide Growth Portfolio (Note 1).

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 9

Statement of Operations

For the fiscal year ended December 31, 2006 (all numbers in thousands)	Janus Aspen Worldwide Growth Portfolio
Investment Income:
Interest	$1,235
Securities lending income	149
Dividends	31,186
Dividends from affiliates	278
Foreign tax withheld	(710)
Total Investment Income	32,138
Expenses:
Advisory fees	8,797
Transfer agent expenses	6
Registration fees	26
Custodian fees	150
Professional fees	35
Non-interested Trustees' fees and expenses	52
Distribution fees - Service Shares	488
Distribution fees - Service II Shares	–
Other expenses	395
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	9,949
Expense and Fee Offset	(28)
Net Expenses	9,921
Less: Excess Expense Reimbursement	(471)
Net Expenses after Expense Reimbursement	9,450
Net Investment Income/(Loss)	22,688
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	161,641
Net realized gain/(loss) from foreign currency transactions	(292)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	48,684
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	210,033
Net Increase/(Decrease) in Net Assets Resulting from Operations	$232,721

See Notes to Financial Statements.
10 Janus Aspen Series December 31, 2006

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$22,688	$25,829
Net realized gain/(loss) from investment and foreign currency transactions	161,349	154,810
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	48,684	(115,615)
Payment from affiliate (Note 2)	–	336
Net Increase/(Decrease) in Net Assets Resulting from Operations	232,721	65,360
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(20,570)	(20,780)
Service Shares	(3,143)	(2,398)
Service II Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(23,713)	(23,178)
Capital Share Transactions:
Shares sold
Institutional Shares	25,723	25,535
Service Shares	20,086	24,258
Service II Shares	–	–
Redemption fees
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	20,570	20,780
Service Shares	3,143	2,398
Service II Shares	–	–
Shares repurchased(1)
Institutional Shares	(482,013)	(1,108,982)
Service Shares	(44,091)	(68,409)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(456,582)	(1,104,420)
Net Increase/(Decrease) in Net Assets	(247,574)	(1,062,238)
Net Assets:
Beginning of period	1,665,692	2,727,930
End of period	$1,418,118	$1,665,692
Undistributed net investment income/(loss)*	$2,196	$3,495

*  See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005, Janus Aspen Worldwide Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $640,063,769 on the date of redemption.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 11

Financial Highlights

Institutional Shares

	Janus Aspen Worldwide Growth Portfolio
For a share outstanding during each fiscal year ended December 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.96		$26.78		$25.82		$21.05	$28.54
Income from Investment Operations:
Net investment income/(loss)	.54		.44		.28		.23	.23
Net gain/(loss) on securities (both realized and unrealized)	4.50		1.11		.94		4.79	(7.50)
Total from Investment Operations	5.04		1.55		1.22		5.02	(7.27)
Less Distributions and Other:
Dividends (from net investment income)*	(.52)		(.37)		(.26)		(.25)	(.22)
Distributions (from capital gains)*	–		–		–		–	–
Tax return of capital*	–		–		–		– (1)	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.52)		(.37)		(.26)		(.25)	(.22)
Net Asset Value, End of Period	$32.48		$27.96		$26.78		$25.82	$21.05
Total Return	18.24	%(3)	5.87	%(4)	4.78	%(3)	23.99%	(25.50)%
Net Assets, End of Period (in thousands)	$1,208,155		$1,464,300		$2,491,921		$3,743,762	$3,722,823
Average Net Assets for the Period (in thousands)	$1,271,755		$1,767,226		$3,232,578		$3,672,695	$4,703,406
Ratio of Gross Expenses to Average Net Assets(5)	0.61%		0.61%		0.66%		0.71%	0.70%
Ratio of Net Expenses to Average Net Assets(5)	0.61%		0.61%		0.66%		0.71%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.59%		1.33%		0.99%		1.08%	0.88%
Portfolio Turnover Rate	46%		41%		120%		126%	73%

Service Shares

	Janus Aspen Worldwide Growth Portfolio
For a share outstanding during each fiscal year ended December 31	2006	2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.76	$26.62		$25.70		$20.95	$28.38
Income from Investment Operations:
Net investment income/(loss)	.36	.29		.17		.17	.14
Net gain/(loss) on securities (both realized and unrealized)	4.58	1.18		.99		4.77	(7.43)
Total from Investment Operations	4.94	1.47		1.16		4.94	(7.29)
Less Distributions and Other:
Dividends (from net investment income)*	(.48)	(.33)		(.24)		(.19)	(.14)
Distributions (from capital gains)*	–	–		–		–	–
Tax return of capital*	–	–		–		– (1)	–
Payment from affiliate	–	–	(2)	–	(2)	–	–
Total Distributions and Other	(.48)	(.33)		(.24)		(.19)	(.14)
Net Asset Value, End of Period	$32.22	$27.76		$26.62		$25.70	$20.95
Total Return	17.97%	5.57	%(4)	4.53	%(3)	23.68%	(25.71)%
Net Assets, End of Period (in thousands)	$209,951	$201,382		$235,999		$236,991	$192,629
Average Net Assets for the Period (in thousands)	$195,343	$206,310		$232,280		$207,451	$188,639
Ratio of Gross Expenses to Average Net Assets(5)	0.86%	0.86%		0.91%		0.96%	0.95%
Ratio of Net Expenses to Average Net Assets(5)	0.86%	0.86%		0.91%		0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.29%	1.11%		0.74%		0.80%	0.64%
Portfolio Turnover Rate	46%	41%		120%		126%	73%

*  See Note 3 in Notes to Financial Statements.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(4)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
12 Janus Aspen Series December 31, 2006

Service II Shares

	Janus Aspen Worldwide Growth Portfolio
For a share outstanding during each fiscal year ended December 31	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$27.85	$26.70		$25.79	$21.02	$28.49
Income from Investment Operations:
Net investment income/(loss)	.36	.30		.17	.17	.15
Net gain/(loss) on securities (both realized and unrealized)	4.58	1.19		.98	4.79	(7.47)
Total from Investment Operations	4.94	1.49		1.15	4.96	(7.32)
Distributions and Other:
Dividends (from net investment income)*	(.49)	(.34)		(.24)	(.19)	(.15)
Distributions (from capital gains)*	–	–		–	–	–
Tax return of capital*	–	–		–	– (1)	–
Redemption fees	–	–		–	–	–
Payment from affiliate	–	–	(2)	–	–	–
Total Distributions and Other	(.49)	(.34)		(.24)	(.19)	(.15)
Net Asset Value, End of Period	$32.30	$27.85		$26.70	$25.79	$21.02
Total Return	17.92%	5.63	%(3)	4.50%	23.70%	(25.71)%
Net Assets, End of Period (in thousands)	$12	$10		$10	$9	$7
Average Net Assets for the Period (in thousands)	$11	$10		$9	$8	$9
Ratio of Gross Expenses to Average Net Assets(4)	0.86%	0.86%		0.91%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets(4)	0.86%	0.85%		0.91%	0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.26%	1.12%		0.74%	0.80%	0.64%
Portfolio Turnover Rate	46%	41%		120%	126%	73%

*  See Note 3 in Notes to Financial Statements.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Aspen Series December 31, 2006 13

Notes to Schedule of Investments

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

14 Janus Aspen Series December 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Worldwide Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio - Service II Shares on December 31, 2001.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral

Janus Aspen Series December 31, 2006 15

Notes to Financial Statements (continued)

rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of December 31, 2006, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2006
Janus Aspen Worldwide Growth Portfolio	$46,114,818

As of December 31, 2006, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2006
Janus Aspen Worldwide Growth Portfolio	$47,464,006

As of December 31, 2006, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of December 31, 2006, the Portfolio was not invested in forward currency contracts.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

16 Janus Aspen Series December 31, 2006

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. As of December 31, 2006, the Portfolio was not invested in futures contracts.

Short Sales

The Portfolio may engage in "short sales against the box." Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in "naked" short sales. Naked short sales involve the Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of December 31, 2006, the Portfolio was not invested in short sales.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2006, the Portfolio was not invested in when-issued securities.

Equity-Linked Structured Notes

The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of December 31, 2006, the Portfolio was not invested in equity-linked structured notes.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The

Janus Aspen Series December 31, 2006 17

Notes to Financial Statements (continued)

Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. A calendar year open-end or closed-end fund would implement the Interpretation no later than June 29, 2007 (the last business day of the semi-annual reporting period) and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

Effective February 1, 2006, the investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital has contractually agreed to waive its right to receive a portion of the advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if the Portfolio's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, is less than benchmark performance for that period. The Portfolio is not required to repay any such waived fees in future years to Janus Capital.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. Janus Services receives certain out-of-pocket expenses for transfer agent services.

18 Janus Aspen Series December 31, 2006

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $2,376 was paid by the Portfolio during the fiscal year ended December 31, 2006. The Portfolio's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2006.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the fiscal year ended December 31, 2006.

During the fiscal year ended December 31, 2006, Janus Services reimbursed the Portfolio $22 for Institutional Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $298,234 for Institutional Shares, $36,790 for Service Shares and $2 for Service II Shares, as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $642 for Institutional Shares, as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2006, Janus Capital assumed $21,288 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2006, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/06
Janus Aspen Worldwide Growth Portfolio
Janus Government Money Market Fund	$9,039,860	$9,039,860	$3,536	$–
Janus Institutional Cash Reserves Fund	169,422,197	159,538,302	151,072	9,883,895
Janus Money Market Fund	59,256,802	59,256,802	123,477	–
	$237,718,859	$227,834,964	$278,085	$9,883,895

Janus Aspen Series December 31, 2006 19

Notes to Financial Statements (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Worldwide Growth Portfolio	$2,195,685	$–	$(1,786,185,299)	$–	$14,177	$269,738,036

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2006

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Worldwide Growth Portfolio	$(543,535,782)	$(989,588,014)	$(253,061,503)

During the year ended December 31, 2006, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Worldwide Growth Portfolio	$169,791,339

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Worldwide Growth Portfolio	$1,196,734,378	$306,534,350	$(36,796,314)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Worldwide Growth Portfolio	$23,712,881	$–	$–	$–
For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Worldwide Growth Portfolio	$23,178,340	$–	$–	$–

20 Janus Aspen Series December 31, 2006

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended December 31, 2006 Portfolio	Institutional Shares		Service Shares		Service II Shares
Janus Aspen Worldwide Growth Portfolio	0.64	%(1)	0.90	%(1)	0.90	%(1)

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Worldwide Growth Portfolio
(all numbers are in thousands)	2006	2005
Transactions in Portfolio Shares – Institutional Shares:
Shares sold	884	959
Reinvested dividends and distributions	701	779
Shares repurchased	(16,761)	(42,416)
Net Increase/(Decrease) in Portfolio Shares	(15,176)	(40,678)
Shares Outstanding, Beginning of Period	52,378	93,056
Shares Outstanding, End of Period	37,202	52,378
Transactions in Portfolio Shares – Service Shares:
Shares sold	683	921
Reinvested dividends and distributions	108	90
Shares repurchased	(1,527)	(2,624)
Net Increase/(Decrease) in Portfolio Shares	(736)	(1,613)
Shares Outstanding, Beginning of Period	7,253	8,866
Shares Outstanding, End of Period	6,517	7,253
Transactions in Portfolio Shares – Service II Shares(1):
Shares sold	–	–
Reinvested dividends and distributions	6	4
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	6	4
Shares Outstanding, Beginning of Period	364	360
Shares Outstanding, End of Period	370	364

(1)  Transactions in Portfolio Shares - Service II Shares are not in thousands.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Worldwide Growth Portfolio	$660,177,276	$1,009,930,014	$–	$–

Janus Aspen Series December 31, 2006 21

Notes to Financial Statements (continued)

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the Court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22 Janus Aspen Series December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Worldwide Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Worldwide Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 12, 2007

Janus Aspen Series December 31, 2006 23

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Portfolios and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the three Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Portfolios, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their independent legal counsel.

At a meeting held on December 20, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Portfolio and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2007 through February 1, 2008, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios' administrator, monitoring adherence to the Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

24 Janus Aspen Series December 31, 2006

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Portfolios were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Portfolio's benchmark. They concluded that the performance of most Portfolios was good to very good. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Portfolios had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Portfolios having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Portfolios and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees had previously negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Aspen Worldwide Growth Portfolio to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Portfolio for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolios and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines

Janus Aspen Series December 31, 2006 25

Additional Information (unaudited) (continued)

of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio's peer group selected by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Portfolios that will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital's use of commissions paid by Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Portfolios and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Portfolio's brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Portfolios.

After full consideration of the above factors as well as other factors, all of the Trustees, including all of the Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each applicable Portfolio were in the best interest of the respective Portfolios and their shareholders.

26 Janus Aspen Series December 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

Janus Aspen Series December 31, 2006 27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28 Janus Aspen Series December 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2006:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Worldwide Growth Portfolio	23%

Janus Aspen Series December 31, 2006 29

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation).	69		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

30 Janus Aspen Series December 31, 2006

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 63	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Glendale, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (a provider of print procurement solutions).

Interested Trustee

Thomas H. Bailey** 151 Detroit Street Denver, CO 80206 Age 69	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation.	69	N/A

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2006 31

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason P. Yee 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Portfolio Manager Janus Aspen Worldwide Growth Portfolio	7/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 03/06 - Present	Assistant Vice President of Janus Capital and Janus Distributors LLC; and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

32 Janus Aspen Series December 31, 2006

Notes

Janus Aspen Series December 31, 2006 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/07)

C-0207-169  109-02-703 01-07

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund

2006	$229,449	$3,000	$106,221	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

2005	$218,348	$0	$77,140	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, and tax advice and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser and
Affiliated Fund Service Providers

The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
December 31	Service Providers	Service Providers	Providers

2006	$129,901	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

2005	$100,888	$6,620	$62,714

Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination. The above “Tax Fees” were billed for amounts related to tax advice related to requests for ruling or technical advice from taxing authorities. “All Other Fees” were billed for amounts related to the due diligence related to market timing allegations, interfund lending program and proxy statement review.

Non-Audit Services

The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
December 31	(A)	(B)	(C)	and (C)(1)

2006	$0	$0	$0	$0

2005	$0	$40,000	$0	$40,000

(1).          The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies

The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 -	Controls and Procedures

(a)                            The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                           There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)              Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)              Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)                           A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date: February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kelley Abbott Howes,
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date: February 23, 2007

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Aspen Series (Principal Accounting
Officer and Principal Financial Officer)

Date: February 23, 2007